PROSPECTUS
                                                             August 15, 1997

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                             KENTUCKY TAX-FREE FUND

     The Kentucky Tax-Free Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations.

     THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS.

     SHARES  OF THE FUND ARE NOT  DEPOSITS  OR  OBLIGATIONS  OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

     Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

             Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on or about August 29, 1997, will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Fund.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated August 15, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
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For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)..............................................800-543-0407
Cincinnati..........................................................513-629-2050
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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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EXPENSE INFORMATION

Shareholder Transaction Expenses
      Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)                4%
 Maximum Contingent Deferred Sales Load
      (as a percentage of original purchase price)       None*
      Sales Load Imposed on Reinvested Dividends         None
      Exchange Fee                                       None
      Redemption Fee                                     None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of .75% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees After Waivers                           .05%(A)
12b-1 Fees                                              .00%(B)
Other Expenses                                          .77%
                                                        ----
Total Fund Operating Expenses After Waivers             .82%(C)
                                                        ====

(A)            Absent waivers, management fees would be .50%.
(B) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total operating expenses would be 1.27%. The Adviser will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to .82% of the Fund's average net assets.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                       1 Year      3 Years      5 Years       10 Years
                       ------      -------      -------       --------
                        $ 48       $ 65         $ 84          $ 137

FINANCIAL HIGHLIGHTS
---------------------
      The following audited financial information for the Predecessor Fund for the fiscal year ended August 31, 1996 has been audited by KPMG Peat Markwick LLP, independent auditors, and should be read in conjunction with the financial statements. The following unaudited financial information for the period ended February 28, 1997 should be read in conjunction with the financial statements. The annual financial statements as of August 31, 1996 and the independent auditors' report thereon and the semiannual financial statements as of February 28, 1997 appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING FOR THE PREDECESSOR FUND THROUGHOUT EACH PERIOD

                                SIX MONTHS      YEAR
                                   ENDED        ENDED
                                  2/28/97      8/31/96(a)
                                (Unaudited)
                                -----------  -----------

Net Asset Value, Beginning of
  Period......................   $   10.06    $   10.00
                                -----------  -----------
Investment Operations
  Net Investment Income.......        0.18         0.51(c)
  Net Realized and Unrealized
    Gain on
    Investments...............        0.25         0.06
                                -----------  -----------
Total from Investment
  Operations..................        0.43         0.57
                                -----------  -----------
Distributions from
  Net Investment Income.......       (0.26)       (0.51)
  Net Realized Gain on
    Investments...............        --           --
                                -----------  -----------
Total Distributions...........       (0.26)       (0.51)
                                -----------  -----------
Net Asset Value, End of
  Period......................   $   10.23    $   10.06
                                -----------  -----------
                                -----------  -----------
Total Return(b)..............      8.90%(d)     5.80%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  11,817    $  15,840
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (d).......................        0.85%        0.82%
  Expenses excluding
    reimbursement/waiver
    (d).......................        1.72%        1.65%
  Net investment income (loss)
    including
    reimbursement/waiver
    (d).......................        5.23%        5.30%

Portfolio Turnover Rate.......        0.00%      145.12%
--------------------

(a) Date of commencement of operations was September 27, 1995.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment
practices  and   limitations  of  the  Fund  are nonfundamental  policies
which may be changed by the Board of Trustees  without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in investment grade Kentucky Obligations (described below) of any maturity. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Kentucky Obligations and the remainder may be invested in obligations that are not Kentucky Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Kentucky Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Kentucky Obligations.

         The Fund invests in Kentucky Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

         The Fund may invest in securities of any maturity, including tax-exempt bonds, notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings.

         It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Kentucky, income tax and taxable obligations such as obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Kentucky Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Kentucky tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax and/or Kentucky income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund reserves the right to hold cash reserves for temporary defensive purposes and to vary its dollar-weighted average portfolio maturity, as the Adviser deems necessary.

         Although the Fund has no current intention of doing so, the Fund may buy and sell futures contracts relating to indices on municipal bonds and to U.S. Government securities. The Fund may also write and purchase put and call options on futures. Futures and options may be used to attempt to hedge against changes in the market price of the Fund's municipal obligations caused by interest rate fluctuations. Futures and options also may provide a hedge against increases in the cost of securities the Fund intends to purchase.

         Kentucky Obligations
         --------------------
         Kentucky Obligations are debt obligations issued by the Commonwealth of
Kentucky   and   its   political   subdivisions,   agencies,   authorities   and
instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax and Kentucky personal income tax.
For purposes of this definition, Kentucky Obligations include participation interests in Kentucky Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax and Kentucky
personal income tax.   Kentucky  Obligations are issued to obtain funds to
construct,  repair or improve  various  public facilities  such  as  airports,
bridges,   highways, hospitals,  housing,  schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts.
They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Kentucky Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Kentucky Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power.

Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various
issuers  to  meet  their  scheduled   payments  of  principal  and  interest.
Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Kentucky Obligations decline.

         The Fund may purchase Kentucky Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Kentucky Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In addition, Kentucky Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Kentucky Obligations. The Fund's performance is closely tied to conditions within the Commonwealth of Kentucky and to the financial condition of the Commonwealth and its authorities and municipalities. The economy in the Commonwealth of Kentucky, once dominated by coal mining, tobacco and heavy manufacturing industries, is diversifying into a more modern manufacturing and service-oriented base. Kentucky's manufacturing sector includes industrial machinery, automobiles and related parts, consumer appliances and apparel. Its service sector has grown at a steady pace, the largest components being air transportation, health and business services and retail trade. Much of the economic development has occurred in the "Golden Triangle" bounded by Cincinnati, Louisville and Lexington. Development in other regions of Kentucky has not prospered as well and may lag statewide development efforts. The Commonwealth has been successful in attracting new businesses through its low cost structure, high quality of life and probusiness regulatory environment. Yet despite improvement in its education system resulting from sweeping educational reform in 1990, the Commonwealth will be challenged by growing educational demands facing its workforce. In recent fiscal years, effective budgetary management has enabled Kentucky to reverse a trend of poor financial performance which had deteriorated year-end balances through fiscal 1993. A reversal in the negative trend began in fiscal 1994 and has carried forward through fiscal 1996, enabling the Commonwealth to establish a budgetary reserve which is expected to be maintained through fiscal 1998. During the past seven years, Kentucky's growth in both employment and personal income has outpaced that of the nation; however, major structural weaknesses exist within Kentucky's economic base, creating vulnerabilities given rapid technological change. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Kentucky Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 15% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. Under normal market conditions, the Fund will not invest more than 25% of its net assets in when- issued obligations.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than one-third of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 15% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 15% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; repurchase agreements not terminable within seven days and all other illiquid securities.

        BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Kentucky Tax-Free Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Kentucky Tax-Free Fund."

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

          Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                           Dealer
                                                         Reallowance
                                   Sales Load as % of:     as % of
                                   -------------------   -----------
                                    Public    Net         Public
                                   Offering  Amount      Offering
Amount of Investment               Price     Invested     Price

Less than $100,000                  4.00%      4.17%      3.60%
$100,000 but less than $250,000     3.50       3.63       3.30
$250,000 but less than $500,000     2.50       2.56       2.30
$500,000 but less than $1,000,000   2.00       2.04       1.80
$1,000,000 or more                  None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of .75% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of .75% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Adviser. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to your purchase of shares of the Fund. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the "Kentucky Tax-Free Fund." The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Contact your securities dealer or the Trust for further information.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Adviser. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may also purchase shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to .75% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide

Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Direct Deposit Plans
         ---------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

 Countrywide Tax-Free Trust                Countrywide Strategic Trust
 Tax-Free Money Fund                      *Government Mortgage Fund
 Ohio Tax-Free Money Fund                 *Equity Fund
 California Tax-Free Money Fund           *Utility Fund
 Florida Tax-Free Money Fund              *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund          *Growth/Value Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund

                                           Countrywide Investment Trust
                                           Short Term Government Income Fund
                                           Institutional Government Income Fund
                                           Money Market Fund
                                          *Intermediate Term Government Income
                                               Fund
                                          *Adjustable Rate U.S. Government
                                               Securities Fund
                                          *Global Bond Fund
                                          *Intermediate Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

         Distributions are paid according to one of the following options:

         Share Option  -       income distributions and capital gains
                               distributions reinvested in additional
                               shares.

         Income Option -       income distributions and short-term capital
                               gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option  -       income distributions and capital gains
                              distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations. Distributions of net realized long-term capital gains are taxable as long-term capital gains regardless of how long you have held your Fund shares.

         Shareholders of the Fund who are individuals residing in Kentucky or corporations with their corporate domicile in Kentucky will not be subject to Kentucky income tax on distributions with respect to their shares in the Fund to the extent that such distributions are attributable to interest on Kentucky Obligations. Under Kentucky income tax law, short-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky are generally not exempt from Kentucky income tax unless the statute authorizing the issuance of the particular obligations involved expressly exempts such gains. Kentucky taxes long-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky at its ordinary individual and corporate income tax rates. Depending on the level and nature of its activities within Kentucky, all or a portion of the shares of the Fund held by corporations will be deemed to constitute capital employed in Kentucky for purposes of the Kentucky corporate license tax. To the extent that the Fund's holdings consist of Kentucky Obligations and the balance consists of obligations of the U.S. Government or any of its agencies or instrumentalities, shares of the Fund will be exempt from the Kentucky intangible property tax. Distributions received from the Fund by individuals are generally not subject to Kentucky municipal income taxation; however, many local governments in Kentucky impose taxes on the net profits of businesses operating within their local jurisdiction.

         Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

         Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Kentucky personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

         Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Kentucky income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Kentucky personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

         Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of

Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Investment Trust and five series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

         John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and will begin managing the Fund's portfolio in September 1997.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Trust and the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

    Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
------------------------

         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     Further information about the Predecessor Fund's performance is contained in its annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                                                       ACCOUNT NO. 94-__________________
Account Application                                                                (For Fund Use Only)
 Kentucky Tax-Free Fund                                                    FOR BROKER/DEALER USE ONLY
                                                                                Firm Name:_____________________________
                                                                                Home Office Address: ___________________
                                                                                Branch Address: ________________________
                                                                                Rep Name & No.: ________________________
Please mail account application to:                                             Rep Signature: _________________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[]  Check or draft enclosed payable to the Fund.

[]  Bank Wire From:
______________________________________________________________________________________________________________

[]  Exchange From:
______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                                         S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer
Name/Address______________________________________________________________________________________________

Are you an associated person of an NASD member?   []  Yes   []   No

========================================================================================================================

TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                     [ ] By Check    [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================

REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          ______________________________________________________

_______________________________________________________          ______________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

                  [] $100,000                [] $250,000                 [] $500,000                [] $1,000,000
========================================================================================================================

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

========================================================================================

AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Kentucky Tax-Free Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account
----------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

     Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.

========================================================================================================================

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):

[]  Monthly -- Withdrawals will be made on the last business day of each month.
[]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
    I understand that the transfer will be completed in two to three business days and that there is no charge.
[]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided
     check for ACH or bank wire____________________________________________________________________________________________________
                                   Bank Name                                       Bank Address


___________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of
payee___________________________________________________________________________________________________________________

Please send
to:____________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
========================================================================================================================

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                  Name                                                              Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of_______________________________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L.Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information...................................................
Financial Highlights..................................................
Investment Objective and Policies.....................................
How to Purchase Shares................................................
Shareholder Services..................................................
How to Redeem Shares..................................................
Exchange Privilege....................................................
Dividends and Distributions...........................................
Taxes.................................................................
Operation of the Fund.................................................
Distribution Plan . . . ..............................................
Calculation of Share Price and Public Offering Price..................
Performance Information...............................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                              PROSPECTUS
                                                              August 15, 1997


                         CALIFORNIA TAX-FREE MONEY FUND
                                  RETAIL SHARES


      The California Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated August 15, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

--------------------------------------------------------------------------------

For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free).........................................800-543-0407
Cincinnati.....................................................513-629-2050
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
                                  RETAIL SHARES

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load Imposed on Purchases                             None
      Sales Load Imposed on Reinvested Dividends                  None
      Exchange Fee                                                None
      Redemption Fee                                              None*
      Check Redemption Processing Fee (per check):
        First six checks per month                                None
        Additional checks per month                              $0.25

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
      Management Fees After Waivers                              .48%(A)
      12b-1 Fees                                                 .03%(B)
      Other Expenses                                             .29%
                                                                 ----
      Total Operating Expenses After Waivers                     .80%(C)
                                                                 ====

(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended June 30, 1996.
(B) Retail Shares may incur 12b-1 fees in an amount up to .25% of average net assets.
(C) Absent waivers of management fees, total operating expenses would have been .82% for the fiscal year ended June 30, 1996.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      Example                         1 Year    3 Years   5 Years  10 Years
      -------                         ------    -------   -------  --------
      You would pay the following
      expenses on a $1,000 invest-
      ment, assuming (1) 5% annual
      return and (2) redemption at
      the end of each time period:     $  8       $ 26     $ 44      $ 99

FINANCIAL HIGHLIGHTS
--------------------
      The following information is an integral part of the unaudited financial statements as of December 31, 1996 and the audited financial statements as of June 30, 1996 and should be read in conjunction with the financial statements. The financial statements as of June 30, 1996, which have been audited by Arthur Andersen LLP, and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                           FROM DATE
                                                                                                           OF PUBLIC
                                                                                                           OFFERING
                                                                                                           (JULY 25,
                                         Six Months                                                          1989)
                                            Ended                                                          THROUGH
                                          December 31,               YEAR ENDED JUNE 30,                    JUNE 30,
                                              1996      --------------------------------------------------
                                          (Unaudited)   1996     1995     1994     1993     1992     1991    1990
                                          -----------  ------------------------------------------------------------

Net asset value at
  beginning of period..............           $1.000   $1.000  $1.000  $1.000    $1.000    $1.000   $1.000   $1.000
                                              ------   ------  ------  ------    ------    -------   -----   ------

Net investment income...............           0.014    0.029   0.029   0.019     0.022      0.035   0.046    0.053
                                               -----    -----   -----   -----     -----     ------   -----    -----

Distributions from net
  investment income................           (0.014)  (0.029)  (0.029) (0.019)  (0.022)    (0.035) (0.046)  (0.053)
                                              -------  -------  ------- -------   -------    ------ -------  -------

Net asset value at end
  of period........................           $1.000    $1.000   $1.000  $1.000   $1.000    $1.000   $1.000   $1.000
                                              ======    ======   ======  ======    ======    ======   ======  ======

Total return........................           2.75%(B)  2.95%    2.95%   1.93%    2.26%     3.71%     4.70%   5.79%(B)
                                               ========  =====    =====   =====    =====     =====     =====   ======

Net assets at end
  of period (000's)................           $38,659   $36,122  $19,525  $24,508  $34,487    $21,246  $13,524  $12,205
                                              =======   =======  =======  =======  =======   =======  =======  =======

Ratio of expenses to
  average net assets(A)..............          0.80%(B)   0.80%   0.70%    0.60%     0.56%     0.34%    0.40%    0.08%(B)

Ratio of net investment
  income to average net
  assets......................... ...          2.74%(B)   2.88%   2.83%   1.90%     2.22%     3.49%    4.56%    5.65%(B)

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85%, 0.89%, 1.01% and 1.15%(B) for the periods ended June 30,
         1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(B)      Annualized.

                                                   - 4 -

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide  Tax-Free Trust (the "Trust").  The
Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term California Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. California Obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. To the extent acceptable California Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not California, income tax.

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Municipal Obligations
         ----------------------
         Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         Basic Investment Policies
         -------------------------
         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in California Obligations and the remainder may be invested in obligations that are not California Obligations and therefore are subject to California income tax (see "Taxes"). When the Fund has adopted a temporary defensive position (including circumstances when acceptable California Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not exempt from California income tax.

         The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The  Fund  may,  from  time to  time,  invest  in  taxable  short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

         Risk Factors
         -------------
         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of California Obligations. The Fund's performance is closely tied to conditions within the State of California and to the financial condition of the State and its authorities and municipalities. The nationwide recession of the early 1990s severely affected several key industries in California's economy, such as defense, aerospace and high technology. Many of the job losses resulting from military base closings and cutbacks in the aerospace industry are expected to be permanent. However, the decline in the aerospace industry has been matched by a similar number of new jobs in the entertainment industry and significant increases in California's employment rate have brought employment near to its pre-recession level. This has improved the state's liquidity and has eliminated the need for external note borrowing across fiscal years. In August 1996, Standard & Poor's Ratings Group ("S&P") raised California's general obligation bond rating to "A+" from "A." This revision followed the state's second year of operating surpluses and passage of a fiscal 1997 budget with assumptions that appear more realistic than in prior years. Nevertheless, the state's cash position remains poor, as general fund operating deficits since 1990 have resulted in a fiscal 1996 accumulated deficit of $1.4 billion. Despite the increase in jobs, the state has experienced a long-term decline in its above-average income relative to the nation. The state's financial condition has been hampered by certain structural elements. These include, Proposition 98 which requires a mandated minimum percentage of general fund revenues to be used towards education, new sentencing laws which have led to a growing prison population, local infrastructure needs and the need to borrow to cover loans to schools. On December 6, 1994, Orange County, California filed for Chapter 9 bankruptcy after it was discovered that the County Treasurer had practiced investment techniques that were not prudent with the fiduciary guidelines for County co-mingled funds. The county emerged from bankruptcy in 1996 and has issued post-bankruptcy recovery bonds in order to pay its outstanding debt and to fund bankruptcy-related and operating costs. A portion of the new debt is insured and carries an "AAA" rating by S&P. The upgraded rating in Orange County's debt reflects its success in restraining expenses and forecasting revenues since the bankruptcy filing, as well as the adoption of a conservative investment policy and the establishment of an investment oversight committee. However, the county's general fund remains vulnerable with virtually no tolerance for contingencies, and has already undergone sharp reductions. The county's financial flexibility is further constrained by its severely limited revenue-raising capacity.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in Retail Shares of the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is

$50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to August 15, 1997 are Retail Shares.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         Direct Deposit Plans
         ---------------------
         Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES
-------------------
         You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

         Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
-------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust               Countrywide Strategic Trust
 Tax-Free Money Fund                     *Government Mortgage Fund
 Ohio Tax-Free Money Fund                *Equity Fund
 California Tax-Free Money Fund          *Utility Fund
 Florida Tax-Free Money Fund             *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund         *Growth/Value Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund
                                         Countrywide Investment Trust
                                         Short Term Government Income Fund
                                         Institutional Government Income
                                           Fund
                                         Money Market Fund
                                        *Intermediate Term Government Income
                                           Fund
                                        *Adjustable Rate U.S. Government
                                           Securities Fund
                                        *Global Bond Fund
                                        *Intermediate Bond Fund

  You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
----------------------------
  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
------
  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
----------------------
  The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The  Trust  retains   Countrywide   Investments,   Inc.,  312  Walnut  Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Investment Trust and five series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

  The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

  The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

  The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Adviser and the Trust.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

  Pursuant to the Class A Plan, Retail Shares may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1996, Retail Shares of the Fund paid $7,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

  The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

  Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
---------------------------
  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United

States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
------------------------
  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application                                                                       ACCOUNT NO. 24-_______________________
                                                                                                            (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                                   FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                                     Firm Name:______________________________________
California Tax-Free Money Fund                                                  Home Office Address:____________________________
(Retail Shares)                                                                 Branch Address:_________________________________
                                                                                Rep Name & No.:_________________________________

-------------------------------------------------------------------------------------------------------------------
Initial Investment of $___________________________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                                (Fund Name)                                     (Fund Account Number)

Account Name                                                                    S.S. #/Tax l.D.#

-----------------------------------------------------------------               -------------------------------------------------
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account
                                                                                 please list minor's S.S.#)

_________________________________________________________________               Citizenship:    [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                                        [  ]  Other _____________________

Address                                                                                                 Phone

-----------------------------------------------------------------               (     )------------------------------------
Street or P.O. Box                                                              Business Phone

-----------------------------------------------------------------               (     )------------------------------------
City                                    State           Zip                     Home Phone

Check Appropriate Box:  [  ] Individual         [  ] Joint Tenant (Right of survivorship presumed)      [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit         [  ] Other

-------------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investements (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number ________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time
-------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund
Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


----------------------------------------------------------------    --------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

----------------------------------------------------------------    --------------------------------------------------------
                Title of Corporate Officer, Trustee, etc.                                     Date

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the California Tax-Free Money Fund.      ABA Routing Number_______________________

                                                                                FI Account Number________________________

                                                                                [  ]  Checking Account     [  ]  Savings Account
-------------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                [  ]  the last business day of each month
_________________________________________________________________________       [  ]  the 15th day of each month
City                                           State                            [  ]  both the 15th and last business day


X________________________________________________________________________       X_______________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                    (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
----------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please  make  withdrawals  on the last  business  day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____ _ ____ ____ ____ ____
     ____ ____ _ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
     below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 ---------------------------------------------------------------------------------------
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
----------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

----------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and
that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

----------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


----------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                            Name                                                                          Title

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


----------------------------------------------------------------                ------------------------------------------------
                    *Secretary-Clerk                                                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bodgon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

TABLE OF CONTENTS

Expense Information.........................
Financial Highlights .......................
Investment Objective and Policies...........
How to Purchase Shares......................
Shareholder Services........................
How to Redeem Shares........................
Exchange Privilege..........................
Dividends and Distributions.................
Taxes.......................................
Operation of the Fund.......................
Distribution Plan. . . . ...................
Calculation of Share Price..................
Performance Information.....................
----------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               August 15, 1997

                         CALIFORNIA TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES

         The California Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

         THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

         THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER AGENCY.

         The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

         Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

         This Prospectus sets forth concisely the information about Institutional Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated August 15, 1997 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of

Additional Information can be obtained at no charge by calling one of the numbers listed below.

-----------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:

Nationwide (Toll-Free)......................................800-543-0407
Cincinnati..................................................513-629-2050
-----------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


                              INSTITUTIONAL SHARES

SHAREHOLDER TRANSACTION EXPENSES
         Sales Load Imposed on Purchases                   None
         Sales Load Imposed on Reinvested Dividends        None
         Exchange Fee                                      None
         Redemption Fee                                    None

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
   Management Fees After Waivers                        .48%(A)
   12b-1 Fees                                            None
   Other Expenses After Reimbursements                  .07%(B)
   Total Operating Expenses After Waivers               --------
         and Expense Reimbursements                     .55%(C)
                                                        =========

(A)      Absent waivers of management fees, such fees would be .50%.
(B) Absent expense reimbursements by the Adviser, other expenses would be .29%.
(C) Absent waivers of management fees and expense reimbursements by the Adviser, total operating expenses would be .79%.

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on estimated amounts for the current fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       Example
                                                       1 Year  3 Years   5 Years  10 Years
                                                       ------  -------   -------  --------
      You would pay the following
      expenses on a $1,000 investment,  assuming (1)
      5% annual return and (2) redemption at the end
      of each time period:                             $  6     $ 18      $ 31     $ 69




INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
      The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term California Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. California Obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. To the extent acceptable California Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not California, income tax.

      The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      Municipal Obligations
      ---------------------
      Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of

Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

      The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

      Basic Investment Policies
      -------------------------
      It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in California Obligations and the remainder may be invested in obligations that are not California Obligations and therefore are subject to California income tax (see "Taxes"). When the Fund has adopted a temporary defensive position (including circumstances when acceptable California Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not exempt from California income tax.

      The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

      The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

      The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

      From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

      The  Fund  may,  from  time  to  time,   invest  in  taxable   short-term,
high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least

80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

      Risk Factors
      ------------
      The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

      There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of California Obligations. The Fund's performance is closely tied to conditions within the State of California and to the financial condition of the State and its authorities and municipalities. The nationwide recession of the early 1990s severely affected several key industries in California's economy, such as defense, aerospace and high technology. Many of the job losses resulting from military base closings and cutbacks in the aerospace industry are expected to be permanent. However, the decline in the aerospace industry has been matched by a similar number of new jobs in the entertainment industry and significant increases in California's employment rate have brought employment near to its pre-recession level. This has improved the state's liquidity and has eliminated the need for external note borrowing across fiscal years. In August 1996, Standard & Poor's Ratings Group ("S&P") raised California's general obligation bond rating to "A+" from "A." This revision followed the state's second year of operating surpluses and passage of a fiscal 1997 budget with assumptions that appear more realistic than in prior years. Nevertheless, the state's cash position remains poor, as general fund operating deficits since 1990 have resulted in a fiscal 1996 accumulated deficit of $1.4 billion. Despite the increase in jobs, the state has experienced a long-term decline in its above-average income relative to the nation. The state's financial condition has been hampered by certain structural elements. These include, Proposition 98 which requires a mandated minimum percentage of general fund revenues to be used towards education, new sentencing laws which have led to a growing prison population, local infrastructure needs and the need to borrow to cover loans to schools. On December 6, 1994, Orange County, California filed for Chapter 9 bankruptcy after it was discovered that the County Treasurer had practiced investment techniques that were not prudent with the fiduciary guidelines for County co-mingled funds. The county emerged from bankruptcy in 1996 and has issued post-bankruptcy recovery bonds in order to pay its outstanding debt and to fund bankruptcy- related and operating costs. A portion of the new debt is insured and carries an "AAA" rating by S&P. The upgraded rating in Orange
County's debt reflects its success in restraining expenses and forecasting revenues since the bankruptcy filing, as well as the adoption of a conservative investment policy and the establishment of an investment oversight committee. However, the county's general fund remains vulnerable with virtually no tolerance for contingencies, and has already undergone sharp reductions. The county's financial flexibility is further constrained by its severely limited revenue-raising capacity.

      The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

      Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

      Other Investment Techniques
      ---------------------------
      The Fund may also engage in the following investment techniques, each of which may involve certain risks:

      PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

      FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year.

The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

      WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or high-quality liquid debt securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when-issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

      LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

      OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

      SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

      BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
      Your initial investment in Institutional Shares of the Fund ordinarily must be at least $1,000,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Shares of the Fund purchased prior to August 15, 1997 are Retail Shares.

      INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." An account application is included in this Prospectus.

      You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

      Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

      Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

      INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

      You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer

Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

      ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

      CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

      Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES
--------------------
      You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

      A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

      BY TELEPHONE. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent. (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

      The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

      Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

      BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

      Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

      ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

      Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

      At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

      The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
      Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

      The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust         Countrywide Strategic Trust
 Tax-Free Money Fund               *Government Mortgage Fund
 Ohio Tax-Free Money Fund          *Equity Fund
 California Tax-Free Money Fund    *Utility Fund
 Florida Tax-Free Money Fund       *Aggressive Growth Fund
*Tax-Free Intermediate Term Fund   *Growth/Value Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund
                                    Countrywide Investment Trust
                                    Short Term Government Income Fund
                                    Institutional Government Income
                                         Fund
                                    Money Market Fund
                                   *Intermediate Term Government Income Fund
                                   *Adjustable Rate U.S. Government
                                          Securities Fund
                                   *Global Bond Fund
                                   *Intermediate Bond Fund

  You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

SUBACCOUNTING SERVICES
----------------------
  Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

TAXES
------
  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
----------------------
  The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The  Trust  retains   Countrywide   Investments,   Inc.,  312  Walnut  Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, seven series of Countrywide Investment Trust and five series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

    The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

   The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services equal to the annual rate of .1% of the average value of the Fund's daily net assets.

    The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. Angelo R. Mozilo, Robert H. Leshner, Robert G. Dorsey and John F. Splain are officers of both the Adviser and the Trust.

  Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

CALCULATION OF SHARE PRICE
---------------------------
  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
------------------------
  From time to time, the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application

ACCOUNT NO. 0 -_______________________
               (For Fund Use Only)

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FOR BROKER/DEALER USE ONLY
Firm Name:_____________________________________
Home Office Address:___________________________
Branch Address:________________________________
Rep Name & No._________________________________


CALIFORNIA TAX-FREE MONEY FUND
(Institutional Shares)

Initial Investment of $___________________________ ($1,000,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________

[  ]  Exchange From: __________________________________________________
                     (Fund Name)                  (Fund Account Number)

Account Name

_________________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.


_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address


___________________________________________________________________
Street or P.O. Box


____________________________________________________________________
City                                    State           Zip

S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship:  ___ U.S.          Phone

              ___ Other         (   )______________________
                                 Business Phone

                                (   )______________________
                                 Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit    [  ] Other

--------------------------------------------------------------------------------------------------------------

TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[  ]  Share Option - Income distributions and capital gains distributions automatically reinvested in additional shares.

[  ]  Cash Option -  Income distributions and capital gains distributions paid in cash.
-------------------------------------------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State


------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release
Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the
Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc. will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund
Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.



-------------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.


--------------------------------------------------------------
Signature of Joint Owner, if Any

---------------------------------------------------------------
Title of Corporate Officer, Trustee, etc.

---------------------------------------------------------------
Date

    NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


-----------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide
Tax-Free Trust (the Trust) and that

------------------------------------------------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                              Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of

---------------------------------------------------------------------------------------------------------------------------
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                   Title


------------------------------          ------------------------------------


------------------------------          ------------------------------------


------------------------------          -------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________,
19_______



------------------------------------------------
                    *Secretary-Clerk


-------------------------------------------------
Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
John R. Delfino
H. Jerome Lerner
Robert H. Leshner
Angelo R. Mozilo
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

Rate Line
Nationwide: (Toll-Free) 800-852-3809
Cincinnati: 513-579-0999

------------------------------------------------------------------------------

TABLE OF CONTENTS

Expense Information..............................................
Investment Objective and Policies................................
How to Purchase Shares...........................................
How to Redeem Shares.............................................
Exchange Privilege...............................................
Subaccounting Services...........................................
Dividends and Distributions......................................
Taxes............................................................
Operation of the Fund............................................
Calculation of Share Price.......................................
Performance Information..........................................
----------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                           COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 15, 1997


                             Kentucky Tax-Free Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Kentucky Tax-Free Fund of Countrywide Tax-Free Trust dated August 15, 1997. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                            TABLE OF CONTENTS                  PAGE

THE TRUST........................................................ 3
MUNICIPAL OBLIGATIONS............................................ 4
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS......................... 8
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS....................11
INVESTMENT LIMITATIONS...........................................17
TRUSTEES AND OFFICERS............................................19
THE INVESTMENT ADVISER AND UNDERWRITER...........................22
DISTRIBUTION PLAN................................................23
SECURITIES TRANSACTIONS..........................................24
PORTFOLIO TURNOVER...............................................26
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE.............27
OTHER PURCHASE INFORMATION.......................................28
TAXES............................................................29
REDEMPTION IN KIND...............................................33
HISTORICAL PERFORMANCE INFORMATION...............................33
CUSTODIAN .......................................................35
AUDITORS.........................................................35
TRANSFER AGENT . ................................................35
TAX EQUIVALENT YIELD TABLE.......................................37
FINANCIAL STATEMENTS.............................................38

THE TRUST
---------
         Countrywide Tax-Free Trust (the "Trust"), formerly Midwest Group Tax Free Trust, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers seven series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund (formerly the Royal Palm Florida Tax- Free Money Fund) and the Kentucky Tax-Free Fund. This Statement of Additional Information provides information relating to the Kentucky Tax-Free Fund (the "Fund"). Information relating to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund is contained in a separate Statement of Additional Information. The Fund has its own investment objective and policies.

             Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on or about August 29, 1997, will succeed to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which is an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Prospectus relates to the Predecessor Fund.

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
         The Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Fund invests primarily in Kentucky Obligations, which are Municipal Obligations issued by the State of Kentucky and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, Kentucky personal income tax and the Kentucky intangible property tax.

     TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

        3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations.

In connection with these investments, the Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when- issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. The Fund may invest in participation interests in Municipal Obligations. The Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. The Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

         LEASE OBLIGATIONS. The Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Fund. As described in the Prospectus, certain of these lease obligations contain "non- appropriation" clauses, and the Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

         The Fund will not invest more than 15% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
----------------------------------------
         The Fund may invest in Municipal Obligations only if rated at the time of purchase within the four highest grades assigned by any nationally recognized statistical rating organizations ("NRSROs") The NRSROs which may rate the obligations of the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch"). The Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. In making this determination, the Adviser will consider the ratings assigned by the NRSROs for those obligations.

         Moody's Ratings
         ---------------
         1. Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

         2. Tax-Exempt Notes. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG- 1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         3. Tax-Exempt Commercial Paper. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. Tax-Exempt Notes. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. Tax-Exempt Commercial Paper. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A-1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         FITCH RATINGS

         1. Tax-Exempt Bonds. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. Tax-Exempt Notes. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

         3. Tax-Exempt Commercial Paper. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         GENERAL. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Fund. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. The Fund may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, subject to the review of the Board of Trustees, such obligations are of comparable quality to those rated obligations in which the Fund may invest.

         Subsequent to its purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by the Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective and Policies") appears below:

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The
Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     TRANSACTIONS IN OPTIONS AND FUTURES. The Adviser may engage in the use of the options and futures strategies described below.

      o Futures Contracts: The Fund may enter into Municipal Bond Index Futures and U.S. Government Securities Futures (referred to herein as "futures contracts") described below, which are contracts for the future delivery of fixed-income securities. Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer. U.S. Government Securities Futures are futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. In this context, a futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of the fair market value of its assets would be committed to initial margins.

     The Municipal Bond Index is comprised of forty tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's, S&P or Fitch and must have a remaining maturity of nineteen years or more. Twice a month, new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers. A Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         U.S. Government Securities Futures which may be purchased by the Fund include Treasury Bonds, Notes and Bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, therefore the depth and liquidity available in the trading market is generally greater for U.S. Government Securities Futures.

          o Writing Covered Call Options: The Fund may write covered call options on futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The ability of the Fund to write covered call options may be limited by the tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than 3 months.

          o Writing Covered Put Options: The Fund may write covered put options on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

          o Purchasing Options on Futures Contracts: The Fund may purchase put and call options on futures contracts. The purchase of put options on futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         The Fund may purchase put and call options on futures contracts which are traded on a national exchange or board of trade and sell such options to terminate an existing position. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.

         The holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

          o Options Transactions Generally: Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS
-----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed with respect to the Fund without the affirmative vote of a majority of the Fund's outstanding shares. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE FUNDAMENTAL LIMITATIONS APPLICABLE TO THE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5. Commodities. The Fund will not purchase hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. The Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

      7. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and Statement of Additional Information.

      8. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

      9. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

         THE FOLLOWING INVESTMENT LIMITATIONS OF THE FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         2. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or margin payments in connection with futures contracts or options on futures contracts.

         4. Short Sales. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust and their aggregate compensation from the Countrywide Family of Funds (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                                    AGGREGATE
                                                                  COMPENSATION
                                               COMPENSATION           FROM
                                POSITION          FROM             COUNTRYWIDE
NAME                      AGE    HELD             TRUST            INVESTMENTS
----                      ---   ----           ------------        -----------
 Donald L. Bodgon, MD     66    Trustee         $       0               $    0
 John R. Delfino          63    Trustee                 0                    0
+H. Jerome Lerner         58    Trustee             2,467                7,500
*Robert H. Leshner        57    President/Trustee       0                    0
*Angelo R. Mozilo         58    Chairman/Trustee        0                    0
+Oscar P. Robertson       57    Trustee             1,167                4,700
 John F. Seymour, Jr.     59    Trustee                 0                    0
+Sebastiano Sterpa        67    Trustee                 0                    0
 Robert G. Dorsey         40    Vice President          0                    0
 John F. Splain           40    Secretary               0                    0
 Mark J. Seger            35    Treasurer               0                    0

 * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

  +     Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 435 Arden Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Road, Calabasas, California is
Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc.
(a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust. He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is
President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose
Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capital Square Funds, The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies.

      JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. and Vice

President, Secretary and General Counsel of Countrywide Fund Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds, Interactive Investments, The Dean Family of Funds and the New York State Opportunity Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Strategic Trust,
Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capitol Square Funds, The Dean Family of Funds and the New York State Opportunity Fund, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
---------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), is the Fund's investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from
$100,000,000  to  $200,000,000,   .4%  of  such  assets  from   $200,000,000  to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by the Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its plan of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By its terms, the Fund's investment advisory agreement will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Fund. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         The Fund may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN
------------------
     As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the Fund's average daily net assets. Unreimbursed expenses will not be carried over from year to year.

     Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

         The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund. In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         The rate of the Fund's portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are deemed appropriate. Therefore, there may be a very substantial turnover of the Fund's portfolio. A security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
           The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

         If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

         Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

         The Board of Trustees has adopted the policy for the Fund, which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         Taxable securities, if any, held by the Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Fund. Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the table in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of

Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         The Fund intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things,
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         The Fund intends to invest primarily in obligations with interest income exempt from federal income tax. To the extent possible, the Fund intends to invest primarily in obligations the income from which is exempt from Kentucky income tax and the Kentucky intangible property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         All or a portion of the sales load incurred in purchasing shares of the Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of Countrywide Investments and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the funds of Countrywide Investments. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").

Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

         Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the sale of certain assets held for less than three months and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P (1 + T)n = ERV
Where:
P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV=              ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment and the deduction of the current maximum contingent deferred sales load, at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end or contingent deferred sales load which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end or contingent deferred sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Fund may advertise its yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =      the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Tax-equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use Lipper Fixed Income Performance Analysis to discuss or compare Fund performance. Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the Kentucky Municipal Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Fund. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from the Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Fund.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

TRANSFER  AGENT
---------------

         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $21 per account from the Fund, provided, however, that the minimum fee is $1,000 per month for the Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Fund pays CFS a fee in accordance with the following schedule:

         Asset Size of Fund                             Monthly Fee
     $          0 - $ 50,000,000                        $3,250
     $ 50,000,000 - $100,000,000                        $3,750
     $100,000,000 - $250,000,000                        $4,250
               Over $250,000,000                        $4,750

In addition, the Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Fund. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser equal to .1% of the average value of the Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLE
--------------------------
         The tax equivalent yield table illustrates approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

         The table below shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Kentucky 1997 income tax rates. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $121,200 (single return) or $181,800 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $121,200. The tax equivalent yield table has not been adjusted to reflect the impact of these adjustments to taxable income.

KENTUCKY TAX-FREE FUND
Taxable Income                                                       Tax-Exempt Yield
                                          Combined
Single              Joint                Kentucky and   2.5%    3.0%     3.5%    4.0%   4.5%   5.0%
Return              Return                Federal
                                         Tax Bracket               Tax Equivalent Yield

Not Over  $24,650    Not Over $41,200      20.100%      3.13%   3.75%    4.38%   5.01%  5.63%  6.26%
$ 24,650- $59,750    $41,200- $99,600      32.320%      3.69    4.43     5.17    5.91   6.65   7.39
$ 59,750-$124,650    $99,600-$151,750      35.140%      3.85    4.63     5.40    6.17   6.94   7.71
$124,650-$271,050   $151,750-$271,050      39.840%      4.16    4.99     5.82    6.65   7.48   8.31
    Over $271,050       Over $271,050      43.224%      4.40    5.28     6.16    7.05   7.93   8.81


                                                          - 37 -

FINANCIAL STATEMENTS
--------------------

         The Predecessor Fund's audited financial statements as of August 31, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information. The Predecessor Fund's unaudited financial statements as of February 28, 1997 appear in the Trust's semiannual report which is also attached to this Statement of Additional Information.

Growth/Value Fund                                      Shareholder Inquiries:
Aggressive Growth Fund                                  Forum Financial Corp.
Intermediate Bond Fund                                  P.O. Box 446
Kentucky Tax-Free Fund                                  Portland, Maine 04112
Money Market Fund                                       207-879-0001
                                                        800-811-8258
- -----------------------------------------------------------------------------
                                                                October 17, 1996


Dear Shareholder:

We are pleased to present the August 31, 1996 annual report for the Trans Adviser Funds. This report includes the five funds: Growth/Value, Aggressive Growth, Intermediate Bond, Money Market and Kentucky Tax-Free Funds.

The stock market, as measured by the Standard & Poor's 500 Index, performed well over our first fiscal year, but masked several inconsistent counter-trends. The technology sector reached a peak in the final three months of 1995 and subsequently entered into a six-month down-draft period. The good news is that, for Growth/Value and Aggressive Growth Funds, this afforded us the opportunity of building our technology positions at valuations that were substantially discounted from 1995 highs. The bad news, however, is many of these technology issues either stayed depressed or got even cheaper during this interval. Happily, trends in the past three to four months are much improved and appear to validate our decision to maintain a meaningful presence in the growth-oriented technology sector. The second observation is that smaller stock indices such as the Russell 2000 Index and the Wilshire Small Cap Index, significantly trailed the S&P 500 as well as the Dow Jones Industrial Average. We take some comfort that the performance of Growth/Value and Aggressive Growth was positive in comparison to these other indices.

The municipal market experienced significant volatility during the Funds' fiscal year. First, the market experienced a wide rate swing (120 basis points plus a zigzag movement); second, there was much talk of a flat tax; and third, the lack of supply, then the tremendous supply, and again the lack of supply within the municipal market. Most of the year, however, the municipal market's performance was better than that of the taxable market, especially on the shorter maturities. For example, rates on the 30-year Government bond first fell by more than 50 basis points, then rose by more than 100 basis points to 6.95%, before finally settling to 7.12% at the end of the period. Intermediate Bond, Money Market, and Kentucky Tax-Free Funds performed in line with representative benchmarks and are described in more detail later in this report.

We take great pride in the Trans Adviser Funds' first year of operations. In a short period of one year, we have grown to the $130 million level, confirming our original vision that there is a broad-based appeal for funds managed locally that employ our investment style and experience. We are further encouraged that the Funds will enjoy continued growth as a broader network of investors become informed about our investment approach and capabilities.

If you have any questions or would like additional information about the Trans Adviser Funds, please call 800-811-8258. Thank you for choosing to invest with the Trans Adviser Funds.

/s/GORDON B. DAVIDSON                                   /s/THOMAS A. TRANTUM
- ---------------------                                   --------------------
GORDON B. DAVIDSON                                      THOMAS A. TRANTUM
Chairman of the Board                                   President

GROWTH/VALUE FUND           MANAGED BY: FRANK MASTRAPASQUA AND THOMAS A. TRANTUM

From inception of the Trans Adviser Growth/Value Equity Fund on September 29, 1995 through August 31, 1996, the Net Asset Value before any applicable sales charges rose 11.8% compared with the S&P 500 gain of 13.9%. Including all sales charges, the Fund rose just 6.8%. The positive but somewhat disappointing relative performance should be viewed from the following three perspectives.

First, the mainstay focus of the Fund throughout the period was in the health care, medical and drug sectors. This focus provided the Fund with good earnings visibility, growth characteristics, and reasonable stock valuations. These three related sectors had a combined concentration level of between 25% and 30% of the entire portfolio throughout the period.

Second, excessive valuations and less confidence in underlying demand caused a retrenchment in the technology sector during the final three months of 1995. As we entered the opening months of 1996, your Fund managers began to accumulate what they believed to be quality, high growth technology shares at prices that were significantly off their high points reached in 1995. Unfortunately, the technology recession extended not only through the spring of 1996, but lasted well into the summer months before confidence in these issues began to return. Within our normal three to five year investment timeframe, we remain confident that our participation in the technology sector will prove to be "well worth the weight." In fact, we have already witnessed the return to popularity of many issues we purchased earlier this year.

Third, in the second half of the fiscal year, we have focused on building up meaningful positions in the oil service sector, which we feel is being stimulated by new discovery technologies, limited capacity, continuing good demand, and recent price increases that have been holding well above levels assumed in consensus earnings models. We also believe the oil service sector may provide above average potential returns in the next several years while continuing to exhibit desirable defensive characteristics.

In summary, core holdings in medical/health care have provided good current risk adjusted valuation performance, while technology and, to a lesser extent, the oil service sector have represented a bit of a drag on near term performance. In recent months, however, the oil service sector seems to be reaching the performance levels that we initially envisioned.
- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        TRANS ADVISER GROWTH/VALUE FUND VS. STANDARD & POOR'S 500 INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            TRANS ADVISER GROWTH/VALUE    STANDARD & POOR'S 500 INDEX
09/29/95                                                         $9,550                        $10,000
10/31/95                                                         $9,388                         $9,964
11/30/95                                                         $9,971                        $10,401
12/31/95                                                        $10,047                        $10,602
01/31/96                                                        $10,410                        $10,963
02/29/96                                                        $10,831                        $11,065
03/31/96                                                        $10,936                        $11,171
04/30/96                                                        $11,327                        $11,335
05/31/96                                                        $11,413                        $11,626
06/30/96                                                        $11,041                        $11,671
07/31/96                                                        $10,220                        $11,156
08/31/96                                                        $10,677                        $11,391
Value on 8/31/96
Trans Advise Growth/Value Fund $10,677
Standard & Poor...s 500 Index $11,391
Average Annual Total Return
                                             Since Inception on 9/29/95
Trans Advise Growth/Value Fund                                    6.77%
Standard & Poor...s 500 Index                                    13.91%

                                       2               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND      MANAGED BY: FRANK MASTRAPASQUA AND THOMAS A. TRANTUM

From inception of the Trans Adviser Aggressive Growth Fund on September 29, 1995 through August 31, 1996, the Net Asset Value before any applicable sales charges rose 9.5% compared with the NASDAQ Composite Index gain of 9.8%. Including all sales charges, the Fund rose just 4.6%. A couple of factors should be noted in this record.

First, while the overall sector strategy pursued in Aggressive Growth Fund was similar to the strategy employed with the Growth/Value Fund, the technology sector was given a greater weighting in Aggressive Fund than was the medical/health care area. Since technology underwent a deeper-than-anticipated market disfavor, Aggressive Fund's performance lagged that of both the market as well as Growth/Value Fund.

Second, Aggressive Growth by design is composed of smaller capitalization stocks which can elevate the Fund's growth prospects but also can raise the Fund's risk profile. During the period, smaller stock indices, such as the Russell 2000 Index and the Wilshire Small Cap Index, significantly trailed the S&P 500. We remain confident that over the long term (three to five years) the higher risks can be adequately rewarded through compensatory returns.

- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
             TRANS ADVISER AGGRESSIVE GROWTH FUND VS. NASDAQ INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                         TRANS ADVISER AGGRESSIVE GROWTH FUND      NASDAQ INDEX
9/29/95                                                                  $9,550           $10,000
10/31/95                                                                 $9,044            $9,930
11/30/95                                                                 $9,578           $10,157
12/31/95                                                                 $9,502           $10,097
1/31/96                                                                  $9,473           $10,174
2/29/96                                                                 $10,065           $10,567
3/31/96                                                                 $10,352           $10,580
4/30/96                                                                 $11,394           $11,438
5/31/96                                                                 $11,365           $11,948
6/30/96                                                                 $10,706           $11,390
7/31/96                                                                  $9,808           $10,387
8/31/96                                                                 $10,457           $10,976
Value on 8/31/96
Trans Advise Aggressive Growth Fund                                                       $10,457
NASDAQ Index                                                            $10,976
Average Annual Total Return
                                                     Since Inception on 9/29/95
Trans Advise Aggressive Growth Fund                                                         4.57%
NASDAQ Index                                                                                9.76%

                                       3               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND                          MANAGED BY: MARSHALL E. COX, JR.

From inception of the Intermediate Bond Fund on October 3, 1995 through August 31, 1996 the Net Asset Value before any applicable sales charges rose 3.2% compared with the Lehman Brothers Intermediate Govt./Corp. Index gain of 3.7%. Including all sales charges, the Fund lost 1.41%. The relative performance should be viewed from the following perspectives.

The Fund's fiscal year witnessed huge volatility, as measured by the 30-year Government bond. Rates on the 30-year Government bond first fell by more than 50 basis points, and then rose by more than 100 basis points to 6.95%, before finally recovering to 7.12% at the end of the period.

The Fund continues to attract assets and remains well positioned to participate in a rallying bond market with an average duration of 4.4 years and an average maturity of 6.45 years, as of the end of the period. The Fund's securities currently are of very high quality, being comprised of 42% US government securities with only 11% of the Fund's securities rated BBB. The Fund also remains well diversified among 46 issues with consumer and commercial finance, banking, insurance, electric, telephone, natural gas and pipeline, retail and industrial consumer, oil, metals and chemicals all represented.

- -----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     TRANS ADVISER INTERMEDIATE BOND FUND VS. LEHMAN BROTHERS INTERMEDIATE
                           GOVERNMENT/CORPORATE INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          TRANS ADVISER INTERMEDIATE BOND FUND    LEHMAN INTERMEDIATE GOVT./CORP. INDEX
10/03/95                                                                 $9,550                                  $10,000
10/31/95                                                                 $9,599                                  $10,111
11/30/95                                                                 $9,701                                  $10,243
12/31/95                                                                 $9,782                                  $10,351
01/31/96                                                                 $9,873                                  $10,440
02/29/96                                                                 $9,779                                  $10,318
03/31/96                                                                 $9,756                                  $10,265
04/30/96                                                                 $9,709                                  $10,229
05/31/96                                                                 $9,725                                  $10,221
06/30/96                                                                 $9,842                                  $10,329
07/31/96                                                                 $9,865                                  $10,360
08/31/96                                                                 $9,859                                  $10,369
Value on 8/31/96
Trans Advise Intermediate Bond Fund
Lehman IntermediateGovt./Corp. Index
Average Annual Total Return
                                                     Since Inception on 10/3/95
Trans Advise Intermediate Bond Fund                                                                               -1.41%
Lehman IntermediateGovt./Corp. Index                                                                               3.69%

                                       4               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND                          MANAGED BY: MARSHALL E. COX, JR.

From inception of the Kentucky Tax-Free Fund on September 27, 1995 through August 31, 1996 the Net Asset Value before any applicable sales charges rose 5.8% compared with the Lehman Brothers Municipal Index gain of 4.6%. Including all sales charges, the Fund rose just 1.0%. The relative performance should be viewed from the following perspectives.

The municipal market in Kentucky experienced significant volatility during the Fund's fiscal year. First, the market experienced a wide rate swing (120 basis points plus a zigzag movement); second, there was much talk of a flat tax; and third, the lack of supply, then the tremendous supply, and again the lack of supply within the municipal market. Most of the year, however, the municipal market's performance was better than that of the taxable market, as measured by the 30-year Government bond.

Also contributing to the Fund's performance was the fact that the quality of the Fund's securities is up significantly, with 91% of the securities rated A or better. In addition, duration has been shortened substantially to 5.5 years, with an average maturity of 7.9 years. This selective shortening of the duration dramatically improved the convexity of the Fund (the concept that measures sensitivity of the market price to changes in the interest rate levels). The result is that in an improving municipal market, the Fund may perform well without having a substantial number of bonds called away and in a deteriorating market, the losses can be limited because of the much shorter duration and maturity. We feel the limited duration and better convexity, along with the very high quality of the Fund's securities, will position this Fund more conservatively while not sacrificing yield.

- ----------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        TRANS ADVISER KENTUCKY TAX-FREE FUND VS. LEHMAN MUNICIPAL INDEX
- ----------------------------------------------------------------------------
    The following chart reflects a comparison of a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        TRANS ADVISER KENTUCKY TAX-FREE FUND    LEHMAN MUNICIPAL INDEX
9/27/95                                                                $9,550                    $10,000
10/31/95                                                               $9,800                    $10,145
11/30/95                                                               $9,986                    $10,313
12/31/95                                                              $10,109                    $10,412
1/31/96                                                               $10,175                    $10,492
2/29/96                                                               $10,101                    $10,420
3/31/96                                                                $9,979                    $10,287
4/30/96                                                                $9,963                    $10,258
5/31/96                                                                $9,962                    $10,254
6/30/96                                                                $9,944                    $10,366
7/31/96                                                               $10,109                    $10,459
8/31/96                                                               $10,104                    $10,457
Value on 8/31/96
Trans Advise Kentucky Tax-Free Fund                                   $10,104
Lehman Municipal Index                                                $10,457
Average Annual Total Return
                                                   Since Inception on 9/27/95
Trans Advise Kentucky Tax-Free Fund                                                                1.04%
Lehman Municipal Index                                                                             4.57%

                                       5               TRANS ADVISER FUNDS, INC.

GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
COMMON STOCK (95.2%):
AMUSEMENT & RECREATION SERVICES (3.3%):
    10,000  Harrah's Entertainment, Inc.*....  $     190,000
    10,000  Promus Hotel Corporation*........        301,250
                                               -------------
                                                     491,250
                                               -------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (1.4%):
     7,500  Autozone, Inc.*..................        204,375
                                               -------------
BUSINESS SERVICES (7.1%):
    20,000  ADT Ltd.*........................        392,500
     6,000  Oracle Corporation*..............        211,500
    10,000  SCB Computer Technology, Inc.*...        192,500
     5,000  Sun Microsystems, Inc.*..........        271,875
                                               -------------
                                                   1,068,375
                                               -------------
CHEMICALS & ALLIED PRODUCTS (7.6%):
     4,000  Bristol-Myers Squibb Company.....        351,000
     6,000  Merck & Company, Inc. ...........        393,750
     7,000  Schering-Plough Corporation......        391,125
                                               -------------
                                                   1,135,875
                                               -------------
COMMUNICATIONS (1.0%):
    10,000  Tele-Communications, Inc.*.......        148,750
                                               -------------
DEPOSITORY INSTITUTIONS (4.9%):
    10,000  Carolina First Corporation.......        188,750
    10,000  MBNA Corporation.................        303,750
    10,000  Signet Banking Corporation.......        241,250
                                               -------------
                                                     733,750
                                               -------------
EATING & DRINKING PLACES (3.5%):
     7,500  McDonald's Corporation...........        347,812
    20,000  Shoney's, Inc.*..................        182,500
                                               -------------
                                                     530,312
                                               -------------
ELECTRIC, GAS, & SANITARY SERVICES (2.9%):
    10,000  Sonat, Inc. .....................        441,250
                                               -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT (1.2%):
     5,000  Novellus Systems, Inc.*..........        188,750
                                               -------------
FOOD STORES (2.1%):
     7,500  Kroger Company*..................        317,813
                                               -------------
FOOD & KINDRED PRODUCTS (0.4%):
    15,000  Monterey Pasta Company*..........         67,500
                                               -------------
GENERAL MERCHANDISE STORES (1.8%):
     6,000  Sears, Roebuck and Company.......        264,000
                                               -------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
HEALTH SERVICES (9.6%):
    10,000  Beverly Enterprises*.............  $     102,500
     5,000  Columbia HCA Healthcare
              Corporation....................        281,875
     2,345  Healthsouth Rehabilitation
              Corporation*...................         75,919
    10,000  Living Centers of America,
              Inc.*..........................        267,500
     1,000  Quorum Health Group, Inc.*.......         25,250
    15,000  Tenet Healthcare Corporation*....        315,000
    12,000  Vencor, Inc.*....................        376,500
                                               -------------
                                                   1,444,544
                                               -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
  EQUIPMENT (13.4%):
    10,000  Hewlett-Packard Company..........        437,500
     5,000  International Business Machines
              Corporation....................        571,875
    10,000  Lam Research Corporation*........        236,250
     5,000  Seagate Technology, Inc.*........        240,000
    15,000  Western Digital Corporation*.....        526,875
                                               -------------
                                                   2,012,500
                                               -------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.8%):
    10,000  Tech-Sym Corporation*............        277,500
                                               -------------
MISCELLANEOUS RETAIL (3.6%):
     6,000  Friedman's, Inc. Class A*........        126,000
    10,000  Melville Corporation.............        422,500
                                               -------------
                                                     548,500
                                               -------------
MOTION PICTURES (0.8%):
     2,000  The Walt Disney Company..........        114,000
                                               -------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.5%):
     5,000  American Express Company.........        218,750
    10,000  Capital One Financial
              Corporation....................        301,250
                                               -------------
                                                     520,000
                                               -------------
OIL & GAS EXTRACTION (5.4%):
    10,000  Nuevo Energy Company*............        373,750
     6,500  Pride Petroleum Services, Inc.*..         93,438
     4,000  Schlumberger, Ltd. ..............        337,500
                                               -------------
                                                     804,688
                                               -------------
PHARMACEUTICAL PREPARATIONS (3.2%):
     8,000  American Home Products
              Corporation....................        474,000
                                               -------------

 See notes to financial statements.     6           TRANS ADVISER FUNDS, INC.
GROWTH/VALUE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
TRANSPORTATION EQUIPMENT (1.5%):
     2,500  Boeing Company...................  $     226,250
                                               -------------
TRANSPORTATION SERVICES (1.3%):
    15,000  United Transnet, Inc.*...........        195,000
                                               -------------
TRANSPORTATION BY AIR (1.5%):
    10,000  Southwest Airlines Company.......        228,750
                                               -------------
WATER TRANSPORTATION (2.6%):
    10,000  Tidewater, Inc. .................        383,750
                                               -------------
WHOLESALE TRADE--DURABLE GOODS (8.6%):
     6,000  Arrow Electronics Inc.*..........        273,750
     4,000  Avnet, Inc. .....................        187,000
     5,000  Lockheed Martin Corporation......        420,625
    15,000  Sybron International
              Corporation-Wisconsin*.........        412,500
                                               -------------
                                                   1,293,875
                                               -------------
                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
WHOLESALE TRADE--NONDURABLE GOODS (1.2%):
     5,000  Safeway, Inc.*...................  $     181,250
                                               -------------
Total Common Stock
  (cost $14,053,526).........................     14,296,607
                                               -------------
SHORT-TERM HOLDINGS (4.8%):
    16,152  1784 U.S. Treasury Money Market
              Fund...........................         16,152
   711,813  Forum Daily Assets Treasury
              Fund...........................        711,813
                                               -------------
Total Short-Term Holdings
  (cost $727,965)............................        727,965
                                               -------------
Total Investments (100.0%)
  (cost $14,781,491).........................  $  15,024,572
                                               -------------
                                               -------------

*Non-income producing security.

See notes to financial statements.     7               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
COMMON STOCK (98.9%):
AMUSEMENT & RECREATION SERVICES (3.8%):
     5,000  Harrah's Entertainment, Inc.*.....  $     95,000
     5,000  Promus Hotel Corporation*.........       150,625
                                                ------------
                                                     245,625
                                                ------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE
  STATIONS (1.9%):
    10,000  Rush Enterprises, Inc.*...........       125,000
                                                ------------
BUSINESS SERVICES (12.1%):
    10,000  ADT Ltd.*.........................       196,250
    10,000  Cerplex Group*....................        68,750
     5,000  Oracle Corporation*...............       176,250
     9,500  SCB Computer Technology, Inc.*....       182,875
     3,000  Sun Microsystems, Inc.*...........       163,125
                                                ------------
                                                     787,250
                                                ------------
CHEMICALS & ALLIED PRODUCTS (1.6%):
    10,000  NABI, Inc.*.......................       106,250
                                                ------------
COMMUNICATIONS (1.1%):
     5,000  Mobile Telecommunication Tech
              Corp*...........................        69,375
                                                ------------
DEPOSITORY INSTITUTIONS (2.9%):
    10,000  Carolina First Corporation........       188,750
                                                ------------
EATING & DRINKING PLACES (4.9%):
     6,000  Quality Dining, Inc.*.............       176,250
    16,000  Shoney's, Inc.*...................       146,000
                                                ------------
                                                     322,250
                                                ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER EQUIPMENT (2.3%):
     4,000  Novellus Systems, Inc.*...........       151,000
                                                ------------
FOOD STORES (2.3%):
     3,500  Kroger Company*...................       148,312
                                                ------------
FOOD & KINDRED PRODUCTS (0.7%):
    10,000  Monterey Pasta Company*...........        45,000
                                                ------------
GENERAL MERCHANDISE STORES (1.2%):
     2,000  Consolidated Stores
              Corporation*....................        76,000
                                                ------------
HEALTH SERVICES (11.9%):
     7,500  Living Centers of America, Inc.*..       200,625
     2,000  Quorum Health Group, Inc.*........        50,500
    10,000  Tenet Healthcare Corporation*.....       210,000

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
HEALTH SERVICES, CONTINUED:
    10,000  Vencor, Inc.*.....................  $    313,750
                                                ------------
                                                     774,875
                                                ------------
HOLDING & OTHER INVESTMENT OFFICES (0.5%):
     1,000  Felcor Suite Hotels, Inc. ........        30,500
                                                ------------
HOME FURNITURE, FURNISHINGS, & EQUIPMENT
  STORES (1.2%):
     5,000  Movie Gallery, Inc.*..............        76,250
                                                ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
  EQUIPMENT (14.4%):
     4,000  Hewlett-Packard Company...........       175,000
     8,000  Lam Research Corporation*.........       189,000
    15,000  Smart Modular Technologies*.......       225,000
    10,000  Western Digital Corporation*......       351,250
                                                ------------
                                                     940,250
                                                ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (2.5%):
     6,000  Tech-Sym Corporation*.............       166,500
                                                ------------
MISCELLANEOUS RETAIL (3.5%):
     6,000  Friedman's, Inc. Class A*.........       126,000
     2,500  Melville Corporation..............       105,625
                                                ------------
                                                     231,625
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (4.6%):
     6,000  Capital One Financial
              Corporation.....................       180,750
     5,000  Olympic Financial, Ltd.*..........       122,500
                                                ------------
                                                     303,250
                                                ------------
OIL & GAS EXTRACTION (7.9%):
     8,000  Nuevo Energy Company*.............       299,000
    15,000  Pride Petroleum Services, Inc.*...       215,625
                                                ------------
                                                     514,625
                                                ------------
TRANSPORTATION SERVICES (5.1%):
    10,000  Simon Transportation Services*....       137,500
    15,000  United Transnet, Inc.*............       195,000
                                                ------------
                                                     332,500
                                                ------------
TRANSPORTATION BY AIR (2.5%):
     5,000  Southwest Airlines Company........       114,375
     5,000  Western Pacific Airlines, Inc.*...        50,625
                                                ------------
                                                     165,000
                                                ------------
WATER TRANSPORTATION (3.5%):
     6,000  Tidewater, Inc. ..................       230,250
                                                ------------

See notes to financial statements.     8               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
WHOLESALE TRADE--DURABLE GOODS (2.1%):
     5,000  Sybron International
              Corporation-Wisconsin*..........  $    137,500
                                                ------------
WHOLESALE TRADE--NONDURABLE GOODS (4.4%):
     7,500  AmeriSource Health Corporation*...       285,938
                                                ------------
Total Common Stock
  (cost $6,393,306)...........................     6,453,875
                                                ------------
                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------

SHORT-TERM HOLDINGS (1.1%)
       576  1784 U.S. Treasury Money Market
              Fund............................  $        576
    72,947  Forum Daily Assets Treasury
              Fund............................        72,947
                                                ------------
Total Short-Term Holdings
  (cost $73,523)..............................        73,523
                                                ------------
Total Investments (100.0%)
  (cost $6,466,829)...........................  $  6,527,398
                                                ------------
                                                ------------

*Non-income producing security.

See notes to financial statements.     9               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.9%):
$    290,038  Federal Home Loan Mortgage
                Corporation, Series 1072,
                Class G, 7.00%, due
                5/15/06......................  $     289,228
     800,000  Federal Home Loan Mortgage
                Corporation, Series 1720,
                Class E, 7.50% due
                12/15/09.....................        797,647
                                               -------------
Total Collateralized Mortgage Obligations
  (cost $1,118,738)..........................      1,086,875
                                               -------------
FIXED RATE BONDS--CORPORATE (55.4%):
     686,000  Alabama Power Company, 8.30%,
                due 7/1/22...................        684,720
     400,000  Anheuser-Busch Companies,
                7.00%, due 9/1/05............        388,401
     178,000  Anheuser-Busch Companies,
                8.75%, due 12/1/99...........        187,100
     169,000  Associates Corporation of North
                America, 6.00%, due
                3/15/00......................        164,005
     250,000  B.P. America, 6.50%, due
                12/15/99.....................        245,774
      50,000  Berkley W.R. Corporation,
                9.875%, due 5/15/08..........         57,698
     190,000  The Chase Manhattan
                Corporation, 8.00%, due
                5/15/04......................        191,230
     115,000  Citicorp, 10.75%, due
                12/15/15.....................        118,364
     146,000  Citicorp, 10.50%, due 2/1/16...        149,355
     140,000  Commonwealth Edison Company,
                9.50%, due 5/1/16............        146,775
     160,000  Florida Power & Light Company,
                8.00%, due 8/25/22...........        156,388
     100,000  Ford Motor Credit Company,
                5.83%, due 6/29/98...........         98,648
     160,000  Ford Motor Credit Company,
                7.50%, due 1/15/03...........        161,039
     160,000  GTE of Southeast Corporation,
                8.00%, due 12/1/01...........        160,812

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$    130,000  General Electric Capital
                Corporation, 6.66%, due
                5/1/18.......................  $     128,744
      69,000  Georgia Power Company First
                Mortgage Bonds, 7.95%, due
                2/1/23.......................         67,860
     250,000  Greyhound Financial
                Corporation, 7.82%, due
                1/27/03......................        253,009
     250,000  IBM Credit Corporation, 6.20%,
                due 3/19/01..................        239,773
     300,000  Inco, Ltd., 9.60%, due
                6/15/22......................        317,897
     120,000  Jersey Central Power & Light
                Company, 9.20%, due 7/1/21...        128,346
      46,000  Kaiser Permanente, 9.55%, due
                7/15/05......................         52,472
      56,000  Kraft, Inc., 8.50%, due
                2/15/17......................         56,264
     200,000  Michigan Bell Telephone
                Company, 6.375%, due
                2/1/05.......................        188,882
     175,000  Pacific Gas & Electric Company,
                6.625%, due 6/1/00...........        170,867
     439,000  Pennsylvania Power & Light
                Company, 9.25%, due
                10/1/19......................        468,786
     120,000  Public Service Electric & Gas
                Company, 8.75%, due
                11/1/21......................        128,669
     165,000  Questar Pipeline, 9.375%, due
                6/1/21.......................        180,413
      70,000  Rohm & Haas Company, 9.80%, due
                4/15/20......................         83,520
      50,000  Sara Lee Corporation, 8.75%,
                due 5/15/16..................         51,814
     675,000  Shopko Stores, 9.25%, due
                3/15/22......................        693,309
     200,000  Southern California Edison,
                7.375%, due 12/15/03.........        203,407
      85,000  Southwestern Public Service
                Company, 8.20%, due
                12/1/22......................         86,728

See notes to financial statements.     10              TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE BONDS--CORPORATE, CONTINUED:
$    199,000  TJX Companies, Inc., 9.50%, due
                5/2/16.......................  $     206,408
      68,000  U.S. Leasing International,
                6.625%, due 5/15/03..........         65,228
     130,000  Union Electric Company, 8.00%,
                due 12/15/22.................        128,740
     500,000  Union Oil of California
                Corporation, 6.70%, due
                10/15/07.....................        463,422
     250,000  Washington Gas Light Company,
                6.50%, due 1/14/97...........        250,778
      65,000  Wisconsin Electric Power,
                7.75%, due 1/15/23...........         63,377
                                               -------------
Total Fixed Rate Bonds--Corporate
  (cost $7,817,554)..........................      7,589,022
                                               -------------
FIXED RATE NOTES--AGENCY (7.1%):
     500,000  Federal Home Loan Bank, 6.62%,
                due 12/6/00..................        487,668
     150,000  Federal National Mortgage
                Association, 6.17%, due
                12/2/03......................        141,364
     265,000  Tennessee Valley Authority,
                6.875%, due 1/15/02..........        261,356
      50,000  Tennessee Valley Authority,
                6.875%, due 8/1/02...........         49,128
      30,000  Tennessee Valley Authority,
                8.05%, due 7/15/24...........         29,261
                                               -------------
Total Fixed Rate Notes--Agency
  (cost $998,362)............................        968,777
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------

REPURCHASE AGREEMENTS (15.3%):
$  2,101,575  The First Boston Corporation,
                5.30%, due 9/3/96, to be
                repurchased at 2,102,813
                (collateralized by
                $16,050,000 Federal National
                Mortgage Association, pool
                #339017, 6.092%, due
                12/1/35).....................  $   2,101,575
                                               -------------
Total Repurchase Agreements
  (cost $2,101,575)..........................      2,101,575
                                               -------------
TREASURY NOTES (14.2%):
   2,000,000  U.S. Treasury Notes, 6.50%, due
                8/15/05......................      1,943,750
                                               -------------
Total Treasury Notes
  (cost $1,986,601)..........................      1,943,750
                                               -------------
SHORT-TERM HOLDINGS (0.1%):
       5,006  1784 U.S. Treasury Money Market
                Fund.........................          5,006
                                               -------------
Total Short-Term Holdings
  (cost $5,006)..............................          5,006
                                               -------------
Total Investments (100.0%)
  (cost $14,027,836).........................  $  13,695,005
                                               -------------
                                               -------------

See notes to financial statements.     11              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- -------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
MUNICIPAL BONDS (100.0%):
AIRPORT REVENUE (5.0%):
$    750,000  Kenton County, KY, Airport
                Revenue Bonds, MBIA insured,
                5.75%, due
                3/1/13.......................  $     733,125
      50,000  Lexington-Fayette Urban County
                Airport Corporation, KY,
                First Mortgage Revenue Bonds,
                7.75%, due 4/1/08............         53,937
                                               -------------
                                                     787,062
                                               -------------
ECONOMIC DEVELOPMENT REVENUE (15.3%):
     100,000  Covington, KY, Municipal
                Properties Corporation
                Revenue Bonds, Series A,
                8.25%, due 8/1/10,
                prerefunded 8/1/98 at 103....        109,875
     490,000  Jefferson County, KY, Capital
                Projects Corporation Revenue
                Bonds, Series A, 5.65%, due
                8/15/03......................        508,987
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #26 Second
                Series, 7.10%, due 12/1/97...        103,500
     110,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #27, 7.10%,
                due 5/1/06, prerefunded
                11/1/96
                at 102.......................        112,773
      50,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #27, 7.10%,
                due 5/1/08, prerefunded
                11/1/96
                at 102.......................         51,260
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #30 Fifth
                Series, 7.00%, due 12/1/96...        100,792

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ECONOMIC DEVELOPMENT REVENUE, CONTINUED:
$     70,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #32 Third
                Series, 6.50%, due 12/1/99...  $      73,762
      65,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.00%, due
                8/1/97.......................         66,159
     455,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.30%, due
                8/1/01.......................        482,869
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #52, 6.50%,
                due 8/1/11, prerefunded
                8/1/01 at 102................        109,125
     425,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                Revitalization Projects,
                escrowed to maturity, 7.00%,
                due 5/15/99..................        452,094
     200,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                7.25%, due 5/15/10,
                prerefunded 5/15/00 at
                101.50.......................        219,750
                                               -------------
                                                   2,390,946
                                               -------------
EDUCATION FACILITIES REVENUE (19.9%):
     350,000  Fayette County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series C, 5.25%, due
                10/1/09......................        334,687

See notes to financial statements.     12              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
EDUCATION FACILITIES REVENUE, CONTINUED:
$    365,000  Fayette County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series C, 5.25%, due
                10/1/10......................  $     346,750
     200,000  Hopkins County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, 5.70%, due 6/1/06.....        204,250
     495,000  Jefferson County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series A, 4.875%, due
                1/1/11.......................        449,831
     750,000  Jefferson County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, Series A, MBIA
                insured, 5.00%, due 2/1/07...        731,250
      70,000  Lexington-Fayette Urban County
                Government, KY, School
                Building Revenue Bonds,
                6.80%, due 10/1/01...........         76,300
     770,000  Pendleton County, KY, School
                District Finance Corporation,
                School Building Revenue
                Bonds, 5.05%, due 12/1/15....        685,300
     200,000  University of Louisville, KY,
                Revenue Bonds, Series H,
                5.875%, due 5/1/12...........        201,750
      70,000  University of Louisville, KY,
                Revenue Bonds, Series G,
                6.25%, due 5/1/99............         72,103
                                               -------------
                                                   3,102,221
                                               -------------
GENERAL OBLIGATION (1.8%):
     305,000  Fern Creek, KY, Fire Protection
                District, Holding Company,
                Inc., Revenue Bonds, Fire
                Station #2, 5.75%, due
                1/15/14......................        286,319
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
HEALTH CARE REVENUE (13.2%):
$    385,000  Jefferson County, KY, Hospital
                Revenue Bonds, NKC Hospitals,
                Inc. Project, MBIA insured,
                7.75%, due 10/1/14,
                prerefunded 10/01/97 at
                102..........................  $     407,492
   1,225,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Society National Bank LOC,
                5.75%, due 11/1/05...........      1,211,219
     475,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Baptist Healthcare System
                Project, MBIA insured, 5.00%,
                due 8/15/24..................        408,500
      40,000  McCracken County, KY, Revenue
                Bonds, Lourdes Hospital,
                Inc., 6.00%, due 11/1/12,
                prerefunded 11/1/96 at 100...         40,146
                                               -------------
                                                   2,067,357
                                               -------------
HOUSING REVENUE (6.6%):
     725,000  Boone County, KY, Public
                Properties Corporation
                Revenue Bonds, Sewer System
                Lease, 5.15%, due 12/1/12....        667,000
     270,000  Greater Kentucky Housing
                Assistance Corporation,
                Mortgage Revenue Bonds,
                FHA/Section 8 Assisted
                Project, Series A, MBIA/ FHA
                insured, 6.25%, due 7/1/22...        270,337
     100,000  Jefferson County, KY, Capital
                Projects Corporation Revenue
                Bonds, Series A, 0.00%
                (5.747% effective yield), due
                8/15/99......................         86,750
                                               -------------
                                                   1,024,087
                                               -------------

See notes to financial statements.     13              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
INDUSTRIAL DEVELOPMENT REVENUE (6.1%):
$    750,000  Clark County, KY, Industrial
                Building Revenue Bonds,
                Southern Wood Project, 7.00%,
                due 12/1/08+.................  $     746,250
     200,000  Wickliffe, KY, Industrial
                Building Revenue Bonds,
                Westvaco Corporation Project,
                7.00%, due 1/1/09............        199,956
                                               -------------
                                                     946,206
                                               -------------
JAIL FACILITIES REVENUE (0.7%):
     100,000  Kentucky Local Correctional
                Facilities Construction
                Authority Revenue Bonds,
                7.00%, due 11/1/14,
                prerefunded 11/1/97 at 102...        105,250
                                               -------------
OTHER REVENUE (6.1%):
     475,000  Kentucky Higher Education
                Student Loan Corporation,
                Insured Student Loan Revenue
                Bonds, Series B, 6.40%, due
                6/1/00.......................        503,500
     300,000  Lexington-Fayette Urban County,
                KY, Government Public
                Facilities Corporation
                Revenue Bonds, Recreation
                Project, 7.90%, due 7/1/06,
                prerefunded 7/1/97 at 102....        315,480
     120,000  Puerto Rico Public Buildings
                Authority Guaranteed Revenue
                Bonds, Series K, 6.875%, due
                7/1/21, prerefunded 7/1/02 at
                101.50.......................        134,400
                                               -------------
                                                     953,380
                                               -------------
POLLUTION CONTROL REVENUE (17.7%):
     450,000  Ashland, KY, Pollution Control
                Revenue Bonds, Ashland Oil,
                7.375%, due 7/1/09...........        483,750
     295,000  Ashland, KY, Solid Waste
                Revenue Bonds, Ashland Oil,
                Inc., Project, 7.20%, due
                10/1/20......................        310,488
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
POLLUTION CONTROL REVENUE, CONTINUED:
$    235,000  Jefferson County, KY, Pollution
                Control Revenue Bonds,
                Louisville Gas & Electric
                Company Project A, 7.45%, due
                6/15/15......................  $     255,269
     100,000  Kentucky State Pollution
                Abatement & Water Reserve
                Finance Authority Revenue
                Bonds, Series A, escrowed to
                maturity, 7.40%, due
                8/1/02.......................        112,875
      50,000  Louisville & Jefferson County,
                KY, Metropolitan Sewer
                District, Sewer & Drain
                System Revenue Bonds, Series
                A, AMBAC insured, 6.50%, due
                5/15/00......................         52,938
     455,000  Meade County, KY, Pollution
                Control Revenue Bonds, Olin
                Corporation Project, 6.00%,
                due 7/1/07...................        457,707
     385,000  Trimble County, KY, Pollution
                Control Revenue Bonds, Series
                A, 7.625%, due 11/1/20,
                prerefunded 11/1/00 at 102...        430,719
     600,000  Trimble County, KY, Pollution
                Control Revenue Bonds, Series
                A, 7.625%, due 11/1/20.......        659,250
                                               -------------
                                                   2,762,996
                                               -------------
TRANSPORTATION REVENUE (6.1%):
     655,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue Bonds, escrowed
                to maturity, 6.125%, due
                7/1/07.......................        674,650
     275,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue Bonds, Series A,
                FGIC insured, 6.00%, due
                7/1/09.......................        275,405
                                               -------------
                                                     950,055
                                               -------------

See notes to financial statements.     14              TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
UTILITIES REVENUE (1.5%):
$    200,000  Owensboro, KY, Electric Light &
                Power Revenue Bonds, Series
                A, 10.25%, due 1/1/09,
                prerefunded 1/1/00 at 102....  $     232,250
                                               -------------
Total Municipal Bonds
  (cost $15,867,871).........................     15,608,129
                                               -------------
Total Investments (100.0%)
  (cost $15,867,871).........................  $  15,608,129
                                               -------------
                                               -------------

+Securities that may be resold to
 "qualified institutional buyers"
 under rule 144a or securities offered
 pursuant to Section 4(2) of the
 Securities Act of 1933, as amended.
 These securities have been determined
 to be liquid under guidelines
 established by the Board of
 Directors.

See notes to financial statements.     15              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.4%):
$    274,424  Federal Home Loan Mortgage
                Corporation, 7.00%, due
                4/1/97.......................  $     275,191
                                               -------------
DISCOUNT NOTES--AGENCY (19.8%):
  15,015,000  Federal Home Loan Mortgage
                Corporation, 5.293% yield,
                9/5/96.......................     15,010,662
                                               -------------
FIXED RATE NOTES--AGENCY (4.2%):
     100,000  Federal Home Loan Bank, 4.75%,
                due 1/13/97..................         99,641
     100,000  Federal Home Loan Bank, 4.57%,
                due 2/3/97...................         99,492
     100,000  Federal Home Loan Bank, 4.80%,
                due 7/24/97..................         98,810
     100,000  Federal Home Loan Mortgage
                Corporation, 4.525%, due
                1/27/97......................         99,521
     220,000  Federal Land Bank, 7.95%, due
                10/21/96.....................        220,645
   1,100,000  Federal National Mortgage
                Association, 4.50%, due
                11/1/96......................      1,097,763
     400,000  Tennessee Valley Authority,
                8.25%, due 11/15/96..........        401,897
     230,000  Tennessee Valley Authority,
                4.60%, due 12/15/96..........        229,209
     861,000  Tennessee Valley Authority,
                6.00%, due 1/15/97...........        861,380
                                               -------------
Total Fixed Rate Notes--Agency...............      3,208,358
                                               -------------
FIXED RATE NOTES--CORPORATE (59.2%):
     175,000  AT&T Capital Corporation,
                7.66%, due 1/30/97...........        176,132
     355,000  American Express Credit
                Corporation, 7.875%, due
                12/1/96......................        356,681
   1,128,000  American Express Credit
                Corporation, 7.75%, due
                3/1/97.......................      1,138,977
      75,000  American General Finance
                Corporation, 7.15%, due
                5/15/97......................         75,568
      80,000  American Home Products
                Corporation, 6.875%, due
                4/15/97......................         80,322

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    660,000  Associates Corporation of North
                America, 7.50%, due
                10/15/96.....................  $     661,211
     215,000  Associates Corporation of North
                America, 8.70%, due 1/1/97...        216,815
     395,000  Associates Corporation of North
                America, 6.875%, due
                1/15/97......................        396,372
      50,000  Associates Corporation of North
                America, 9.70%, due 5/1/97...         51,165
     290,000  Associates Corporation of North
                America, 8.625%, due
                6/15/97......................        295,124
   1,520,000  Bankers Trust New York
                Corporation, 7.25%, due
                11/1/96......................      1,523,248
     190,000  Bausch & Lomb, Inc., 6.80%, due
                12/12/96.....................        190,519
      50,000  Baxter International, Inc.,
                7.50%, due 5/1/97............         50,470
     985,000  CIGNA Corporation, 8.00%, due
                9/1/96.......................        985,000
     245,000  CIT Group Holdings, Inc.,
                8.00%, due 1/13/97...........        246,744
      90,000  CIT Group Holdings, Inc.,
                8.75%, due 7/1/97............         91,839
   2,000,000  CSX Transportation, Inc.,
                5.93%, due 6/1/97............      1,999,743
      75,000  Caterpillar Financial Services
                Corporation, 9.125%, due
                12/15/96.....................         75,642
     230,000  The Chase Manhattan
                Corporation, 7.875%, due
                1/15/97......................        231,566
     150,000  Chrysler Financial Corporation,
                4.99%, due 2/3/97............        149,431
     256,000  Citicorp, 8.75%, due 11/1/96...        257,153
     450,000  Commercial Credit Company,
                8.00%, due 9/1/96............        450,000
     250,000  Commercial Credit Company,
                6.75%, due 1/15/97...........        250,765
     500,000  Commercial Credit Company,
                8.125%, due 3/1/97...........        506,313

See notes to financial statements.     16              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    100,000  Discover Credit, 7.98%, due
                4/7/97.......................  $     101,067
   1,929,000  Dupont Corporation, 8.45%, due
                10/15/96.....................      1,934,870
     250,000  Fireman's Federal Mortgage,
                8.25%, due 11/1/96...........        250,746
     531,000  First Union Corporation,
                8.125%, due 12/15/96.........        534,341
     195,000  Ford Holdings, Inc., 9.25%, due
                7/15/97......................        199,794
     503,000  Ford Motor Company, 7.875%, due
                10/15/96.....................        504,104
   1,007,000  Ford Motor Credit Company,
                8.00%, due 10/1/96...........      1,008,560
     324,000  Ford Motor Credit Company,
                8.00%, due 12/1/96...........        325,584
     450,000  Ford Motor Credit Company,
                7.875%, due 1/15/97..........        453,260
      25,000  Ford Motor Credit Company,
                5.625%, due 3/3/97...........         24,962
     132,000  Ford Motor Credit Company,
                6.80%, due 8/15/97...........        132,772
     500,000  General Electric Capital
                Corporation, 7.46%, due
                9/30/96......................        500,556
   1,345,000  General Electric Capital
                Corporation, 8.75%, due
                11/26/96.....................      1,353,619
     294,000  General Electric Capital
                Corporation, 8.00%, due
                2/1/97.......................        296,320
   1,319,000  General Motors Acceptance
                Corporation, 8.00%, due
                10/1/96......................      1,321,094
     500,000  General Motors Acceptance
                Corporation, 5.00%, due
                1/27/97......................        498,068
     400,000  General Motors Acceptance
                Corporation, 7.65%, due
                2/4/97.......................        403,086
     602,000  General Motors Corporation,
                7.625%, due 2/15/97..........        606,151
     545,000  Hospital Corporation of
                America, 9.00%, due
                3/15/97......................        553,258
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    130,000  Household Finance Corporation,
                7.80%, due 11/1/96...........  $     130,423
      70,000  ITT Corporation, 7.25%, due
                11/15/96.....................         70,132
     560,000  International Lease Finance
                Corporation, 7.90%, due
                10/1/96......................        560,843
     440,000  International Lease Finance
                Corporation, 4.75%, due
                1/15/97......................        438,099
     500,000  International Lease Finance
                Corporation, 6.35%, due
                1/15/97......................        500,705
     100,000  International Lease Finance
                Corporation, 5.875%, due
                2/1/97.......................         99,909
     275,000  International Lease Finance
                Corporation, 5.50%, due
                4/1/97.......................        273,994
      75,000  John Deere Capital, 4.625%, due
                9/2/96.......................         75,000
      90,000  Lehman Brothers Holdings, Inc.,
                8.375%, due 4/1/97...........         91,155
     247,000  MGM Grand Hotels Financial
                Corporation, Defeased,
                11.75%, due 5/1/97...........        260,637
     200,000  MGM Grand Hotels Financial
                Corporation, Defeased,
                12.00%, due 5/1/97...........        217,831
      45,000  Merck & Company, Inc., 6.00%,
                due 1/15/97..................         44,989
   1,200,000  Morgan Stanley Group, Inc.,
                7.32%, due 1/15/97...........      1,206,451
     432,000  NationsBank Corporation, 8.50%
                due 11/1/96..................        433,784
     250,000  New Zealand Government, 8.25%,
                due 9/25/96..................        250,355
     100,000  Northern Illinois Gas, 5.50%,
                due 2/1/97...................         99,836
     700,000  Norwest Financial, Inc., 4.89%,
                due 11/15/96.................        698,820
     375,000  Norwest Financial, Inc., 7.10%,
                due 11/15/96.................        375,857
     130,000  Norwest Financial, Inc., 6.00%,
                due 8/15/97..................        129,701

See notes to financial statements.     17              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (continued)
AUGUST 31, 1996
- ---------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$    110,000  Oklahoma Gas & Electric
                Company, 5.125%, due
                1/1/97.......................  $     109,700
     100,000  Paccar Financial Corporation,
                5.12%, due 3/10/97...........         99,575
     250,000  Pacific Gas & Electric Company,
                4.87%, due 12/9/96...........        249,350
     435,000  Pacific Northwest Bell
                Telephone Company, 7.50%, due
                12/1/96......................        436,644
     860,000  PepsiCo, Inc., 7.00%, due
                11/15/96.....................        861,837
      30,000  PepsiCo, Inc., 6.875%, due
                5/15/97......................         30,170
     600,000  Pfizer, Inc., 7.125%, due
                10/1/96......................        600,583
     834,000  Pfizer, Inc., 6.50%, due
                2/1/97.......................        836,057
   1,699,000  Philip Morris Companies, Inc.,
                8.75%, due 12/1/96...........      1,710,606
   1,335,000  Philip Morris Companies, Inc.,
                7.50%, due 3/17/97...........      1,345,398
      75,000  Philip Morris Companies, Inc.,
                9.75%, due 5/1/97............         76,750
     260,000  Philip Morris Companies, Inc.,
                8.75%, due 6/15/97...........        265,096
   2,666,000  Public Service Electric & Gas
                Company, 8.75%, due
                11/1/96......................      2,859,577
     170,000  Public Service Electric & Gas
                Company, 8.75%, due 2/1/97...        183,393
     250,000  Quaker Oats Company, 8.85%, due
                11/15/96.....................        251,257
     660,000  Quebec Province, 8.74%, due
                7/21/97......................        673,232
     300,000  Sara Lee Corporation, 5.05%,
                due 2/18/97..................        299,131
   1,897,000  Sears Roebuck and Company,
                9.00%, due 9/15/96...........      1,898,891
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
FIXED RATE NOTES--CORPORATE, CONTINUED:
$     75,000  Security Pacific Corporation,
                7.75%, due 12/1/96...........  $      75,310
      50,000  Southern California Edison
                Company, 5.90%, due
                1/15/97......................         50,042
     100,000  Tambrands Inc., 4.65%, due
                1/21/97......................         99,479
     325,000  Texaco Capital, 9.00%, due
                11/15/96.....................        326,969
     200,000  Travelers Group, Inc., 8.375%,
                due 12/15/96.................        201,424
     175,000  Travelers Group, Inc., 7.625%,
                due 1/15/97..................        175,983
   2,160,000  U.S. West Capital Funding,
                8.00%, due 10/15/96..........      2,165,190
     135,000  Union Electric Company, 5.50%,
                due 3/1/97...................        134,794
     365,000  Virginia Electric & Power
                Company, 7.25%, due 3/1/97...        367,665
     250,000  Wachovia Bank, 4.875%, due
                2/18/97......................        248,760
     471,000  Wells Fargo & Company, 8.20%,
                due 11/1/96..................        472,623
     445,000  World Book Financial, 8.125%,
                due 9/1/96...................        445,000
                                               -------------
Total Fixed Rate Notes--Corporate............     44,968,019
                                               -------------
REPURCHASE AGREEMENTS (16.4%):
  12,472,423  The First Boston Corporation,
                5.30%, due 9/3/96, to be
                repurchased at 12,479,768
                (collateralized by
                $16,050,000 Federal National
                Mortgage Association, pool
                #339017, 6.092%, due
                12/1/35).....................     12,472,423
                                               -------------
Total Repurchase Agreements..................     12,472,423
                                               -------------
Total Investments (100.0%)...................  $  75,934,653
                                               -------------
                                               -------------

See notes to financial statements.     18              TRANS ADVISER FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1996
- --------------------------------------------------------------------------

                                                                                INTERMEDIATE
                                                                 AGGRESSIVE         BOND          KENTUCKY     MONEY MARKET
                                            GROWTH/VALUE FUND   GROWTH FUND         FUND        TAX-FREE FUND      FUND
                                            -----------------  --------------  ---------------  -------------  -------------
ASSETS:
  Investments, at value...................   $    15,024,572    $  6,527,398    $  13,695,005   $  15,608,129  $  75,934,653
  Cash....................................         --                --              --                 1,798       --
  Interest, dividends and other
    receivables...........................            16,151           1,422          185,929         261,250      1,173,021
  Receivable for fund shares issued.......            70,576          12,716           23,439          45,402       --
  Organization costs, net of
    amortization..........................            25,935          25,935           25,935          25,935         25,935
                                            -----------------  --------------  ---------------  -------------  -------------
Total assets..............................        15,137,234       6,567,471       13,930,308      15,942,514     77,133,609
                                            -----------------  --------------  ---------------  -------------  -------------
LIABILITIES:
  Payable for securities purchased........         --                --               487,264        --              401,228
  Payable for fund shares redeemed........             1,515           1,165            7,000        --             --
  Administration fee payable..............             2,083           2,083            2,083        --                9,429
  Accrued expenses and other payables.....            25,971          14,309            7,064          23,251         49,226
  Dividends payable.......................         --                --                70,005          78,774        310,879
                                            -----------------  --------------  ---------------  -------------  -------------
Total liabilities.........................            29,569          17,557          573,416         102,025        770,762
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................   $    15,107,665    $  6,549,914    $  13,356,892   $  15,840,489  $  76,362,847
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
COMPONENTS OF NET ASSETS:
  Capital paid in.........................   $    14,820,155    $  6,473,696    $  13,705,116   $  16,217,070  $  76,360,353
  Undistributed net investment income
    (distributions in excess).............         --                --              --              (114,051)      --
  Unrealized appreciation (depreciation)..           243,081          60,569         (332,831)       (259,742)      --
  Accumulated net realized gain (loss)....            44,429          15,649          (15,393)         (2,788)         2,494
                                            -----------------  --------------  ---------------  -------------  -------------
NET ASSETS................................   $    15,107,665    $  6,549,914    $  13,356,892   $  15,840,489  $  76,362,847
                                            -----------------  --------------  ---------------  -------------  -------------
                                            -----------------  --------------  ---------------  -------------  -------------
SHARES OUTSTANDING........................         1,350,818         598,307        1,370,318       1,574,612     76,360,353
NET ASSET VALUE PER SHARE.................   $         11.18    $      10.95    $        9.75   $       10.06  $        1.00
OFFERING PRICE PER SHARE EXCEPT MONEY
  MARKET FUND (NAV  DIVIDED BY (1 -
  4.50%)).................................   $         11.71    $      11.47    $       10.21   $       10.53  $        1.00
INVESTMENTS AT COST.......................   $    14,781,491    $  6,466,829    $  14,027,836   $  15,867,871  $  75,934,653

See notes to financial statements.     19              TRANS ADVISER FUNDS, INC.

STATEMENTS OF OPERATIONS
PERIOD ENDED AUGUST 31, 1996 (1)
- ---------------------------------------------------------------------------

                                                                   AGGRESSIVE     INTERMEDIATE     KENTUCKY       MONEY
                                                GROWTH/VALUE         GROWTH           BOND         TAX-FREE       MARKET
                                                    FUND              FUND            FUND           FUND          FUND
                                              -----------------  --------------  ---------------  -----------  ------------
INVESTMENT INCOME:
  Interest income...........................     $    30,853      $     13,762     $   667,383     $ 843,000   $  2,798,408
  Dividend income...........................          78,497             7,604         --             --            --
                                              -----------------  --------------  ---------------  -----------  ------------
Total income................................         109,350            21,366         667,383       843,000      2,798,408
                                              -----------------  --------------  ---------------  -----------  ------------
EXPENSES:
  Advisory..................................          81,961            31,177          38,478        63,051         99,711
  Management................................          22,916            22,917          22,917        23,644         74,783
  Transfer agency...........................          28,121            27,644          25,552        33,235         23,393
  Shareholder services......................          20,490             7,794          24,049        39,407        124,638
  Custody...................................           1,964               741           5,455         4,415         21,297
  Accounting................................          33,000            33,000          33,000        35,600         34,000
  Legal.....................................           6,682             4,238           8,200        12,962         29,232
  Registration..............................          10,402             6,732           8,984         7,892         35,373
  Audit.....................................          14,812            14,319          15,846        16,755         15,268
  Amortization of organization costs........           5,824             5,824           5,824         5,824          5,824
  Trustees..................................             716               196           1,251         1,532          5,351
  Other.....................................           5,453             2,874           6,345        15,916         24,224
                                              -----------------  --------------  ---------------  -----------  ------------
Total expenses..............................         232,341           157,456         195,901       260,233        493,094
  Expenses reimbursed and fees waived.......         (72,244)          (96,565)       (130,304)     (132,065)      (168,154)
                                              -----------------  --------------  ---------------  -----------  ------------
Net expenses................................         160,097            60,891          65,597       128,168        324,940
                                              -----------------  --------------  ---------------  -----------  ------------
  NET INVESTMENT INCOME (LOSS)..............         (50,747)          (39,525)        601,786       714,832      2,473,468
                                              -----------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENTS:
  Net realized gain (loss) on investments...          89,352            43,284         (15,393)       (2,788)         2,494
  Net change in unrealized appreciation
    (depreciation)..........................         243,081            60,569        (332,831)     (259,742)       --
                                              -----------------  --------------  ---------------  -----------  ------------
Net realized and unrealized gain (loss) from
  investments...............................         332,433           103,853        (348,224)     (262,530)         2,494
                                              -----------------  --------------  ---------------  -----------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS......     $   281,686      $     64,328     $   253,562     $ 452,302   $  2,475,962
                                              -----------------  --------------  ---------------  -----------  ------------
                                              -----------------  --------------  ---------------  -----------  ------------

                                                                                                   Sept. 27,    Sept. 29,
                                               Sept. 29, 1995    Sept. 29, 1995   Oct. 3, 1995       1995          1995
(1) Date of commencement of operations

See notes to financial statements.     20              TRANS ADVISER FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD ENDED AUGUST 31, 1996 (1)
- ---------------------------------------------------------------------------

                                                              AGGRESSIVE     INTERMEDIATE       KENTUCKY          MONEY
                                           GROWTH/VALUE         GROWTH           BOND           TAX-FREE         MARKET
                                               FUND              FUND            FUND             FUND            FUND
                                         -----------------  --------------  ---------------  --------------  ---------------
NET ASSETS--September 1, 1995..........         --                --              --               --              --
                                         -----------------  --------------  ---------------  --------------  ---------------
OPERATIONS:
  Net investment income (loss).........   $       (50,747)   $    (39,525)   $     601,786   $      714,832  $     2,473,468
  Net realized gain (loss) on
    investments........................            89,352          43,284          (15,393)          (2,788)           2,494
  Net change in unrealized appreciation
    (depreciation).....................           243,081          60,569         (332,831)        (259,742)       --
                                         -----------------  --------------  ---------------  --------------  ---------------
                                                  281,686          64,328          253,562          452,302        2,475,962
                                         -----------------  --------------  ---------------  --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................         --                --              (601,786)        (828,883)      (2,473,468)
                                         -----------------  --------------  ---------------  --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.......................        15,471,301       7,269,024       14,919,014       28,751,437      446,620,681
  Reinvested dividends.................         --                --                13,886          559,139           84,304
  Cost of shares repurchased...........          (645,322)       (783,438)      (1,227,784)     (13,093,506)    (370,344,632)
                                         -----------------  --------------  ---------------  --------------  ---------------
                                               14,825,979       6,485,586       13,705,116       16,217,070       76,360,353
                                         -----------------  --------------  ---------------  --------------  ---------------
NET ASSETS--August 31, 1996............   $    15,107,665    $  6,549,914    $  13,356,892   $   15,840,489  $    76,362,847
                                         -----------------  --------------  ---------------  --------------  ---------------
                                         -----------------  --------------  ---------------  --------------  ---------------

                                          Sept. 29, 1995    Sept. 29, 1995   Oct. 3, 1995    Sept. 27, 1995  Sept. 29, 1995
(1) Date of commencement of operations

See notes to financial statements.     21              TRANS ADVISER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996
- ---------------------------------------------------------------------------

NOTE 1. ORGANIZATION
Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of five operational non-diversified investment portfolios, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, and the Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds, except for Money Market Fund, are offered at Net Asset Value ("NAV") plus a sales charge, currently 4.50% of NAV. The Money Market Fund is offered at NAV. The Funds commenced investment operations on the following dates:

Growth/Value Fund         September 29, 1995
Aggressive Growth Fund    September 29, 1995
Intermediate Bond Fund    October 3, 1995
Kentucky Tax-Free Fund    September 27, 1995
Money Market Fund         September 29, 1995

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Funds' financial statements are prepared in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates and are expected to be immaterial to the net assets of the Funds.

SECURITY VALUATION-All securities held by the Money Market Fund are valued utilizing the amortized cost method, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Securities, other than short-term, held by the other Funds (the "Bond and Equity Funds") for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Securities with a maturity of 60 days or less held by the Bond and Equity Funds are valued at amortized cost.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION-In all Funds other than the Kentucky Tax-Free Fund, if a fixed income investment is purchased at a premium, the premium is not amortized. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield to maturity method. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using the yield to maturity method.

INTEREST AND DIVIDEND INCOME AND DISTRIBUTIONS TO SHAREHOLDERS-Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly for Money Market Fund, Kentucky Tax-Free Fund, and Intermediate Bond Fund, and declared and paid annually for Growth/Value Fund and Aggressive Growth Fund. Net capital gain, if any, is distributed at least annually.

Distributions from net investment income and realized capital gains are based on their tax basis. The significant difference between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the deferral of post-October losses and wash sales.

ORGANIZATION COSTS-The costs incurred by the Funds in connection with their organization, in amounts of $31,759 for each Fund, have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of each Fund's investment operations. Certain of these costs were paid by Forum Financial Services, Inc. and have been reimbursed by the respective Funds. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any

                                       22              TRANS ADVISER FUNDS, INC.

AUGUST 31, 1996
- ---------------------------------------------------------------------------

holder thereof during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

FEDERAL INCOME TAX-Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no Federal income tax provision is required.

OTHER-Realized gains and losses on investments sold are recorded on the basis of identified cost. Security transactions are accounted for on a trade date basis.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser of the Funds is Trans Financial Bank, N.A. (the "Adviser"). The Adviser receives an advisory fee from Growth/Value Fund and Aggressive Growth Fund at an annual rate of 1.00% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Intermediate Bond Fund and Kentucky Tax-Free Fund at an annual rate of 0.40% of the respective Fund's average daily net assets. The Adviser receives an advisory fee from Money Market Fund at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to an agreement between the Adviser and Mastrapasqua and Associates, Inc. ("M&A") (the "Sub-Adviser"), the Adviser may delegate certain of its advisory responsibilities to the Sub-Adviser. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily and paid monthly, of .50% on the first $100 million of such Funds' combined average daily net assets plus .25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other Trans Adviser Fund, the Adviser (not the Fund) pays M&A an annual fee, calculated daily and paid monthly, of .03% of average daily net assets for its services.

The Adviser has agreed to reimburse each Fund for certain operating expenses (exclusive of interest, taxes, brokerage fees, fees and other expenses paid pursuant to any distribution plan and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Each Fund's annual expenses are estimated and accrued daily, and any related reimbursements are made monthly by the Adviser.

The administrator of the Company is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. For its administrative services Forum receives a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund. Forum also acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement. In addition, certain legal expenses were charged to the Company by Forum amounting to $18,053.

Forum Financial Corp. ("FFC"), an affiliate of Forum, serves as the Company's transfer agent and dividend disbursing agent, and for those services receives an annual fee of $12,000 per year for each Fund, an annual shareholder account fee of $25 per shareholder, additional class charges, and out of pocket expenses billed at cost. The Company has adopted a shareholder service plan under which the Company pays Forum a shareholder servicing fee at an annual rate of 0.25% of the daily net assets of each Fund. Forum may pay any or all amounts of these payments to various institutions which provide shareholder servicing to their customers. FFC also serves as the Company's fund accountant and is compensated for those services at an amount of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

                                       23              TRANS ADVISER FUNDS, INC.

AUGUST 31, 1996
- ---------------------------------------------------------------------------

For the period ended August 31, 1996, fees waived and expenses reimbursed were as follows:

                                                              EXPENSES     EXPENSES       EXPENSES
                                                             VOLUNTARILY  VOLUNTARILY   VOLUNTARILY
                                                              WAIVED BY    WAIVED BY   REIMBURSED BY
                                                                FORUM     THE ADVISER   THE ADVISER
                                                             -----------  -----------  --------------
Growth/Value Fund..........................................   $     543    $  34,323     $   37,378
Aggressive Growth Fund.....................................         288       31,178         65,099
Intermediate Bond Fund.....................................         178       38,478         91,648
Kentucky Tax-Free Fund.....................................      11,185       63,051         57,829
Money Market Fund..........................................       2,071       93,026         73,057

NOTE 4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the period ended August 31, 1996 were as follows:

                                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                                            ------------------  ---------------------
Growth/Value Fund.........................................    $   15,678,024        $   1,713,849
Aggressive Growth Fund....................................         6,815,109              465,088
Intermediate Bond Fund....................................        12,911,112              965,841
Kentucky Tax-Free Fund....................................        38,298,203           23,002,307

The cost of investments for federal income tax purposes is the same as for financial reporting purposes. Unrealized appreciation and depreciation as of August 31, 1996 were as follows:

                                                     UNREALIZED APPRECIATION  UNREALIZED DEPRECIATION
                                                     -----------------------  -----------------------
Growth/Value Fund..................................       $   1,166,837             $   923,756
Aggressive Growth Fund.............................             661,156                 600,587
Intermediate Bond Fund.............................              13,166                 345,997
Kentucky Tax-Free Fund.............................              25,840                 285,582

NOTE 5. CAPITAL SHARE TRANSACTIONS
Transactions of Fund shares for the period ended August 31, 1996 are summarized in the following table:

                         GROWTH/VALUE    AGGRESSIVE    INTERMEDIATE  KENTUCKY TAX-    MONEY MARKET
                             FUND        GROWTH FUND    BOND FUND      FREE FUND          FUND
                         -------------  -------------  ------------  --------------  --------------
Sale of Shares.........     1,408,416       668,440      1,491,710       2,814,888     446,620,681
Shares Issued on
 Reinvested
 Dividends.............            --            --          1,404          57,538          84,304
Shares Repurchased.....        57,598        70,133        122,796       1,297,814     370,344,632
                         -------------  -------------  ------------  --------------  --------------
Net Increase...........     1,350,818       598,307      1,370,318       1,574,612      76,360,353
                         -------------  -------------  ------------  --------------  --------------
                         -------------  -------------  ------------  --------------  --------------

NOTE 6. CONCENTRATION OF CREDIT RISK
The Kentucky Tax-Free Fund invests substantially all of its assets in debt obligations of issuers located in the state of Kentucky. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

                                       24              TRANS ADVISER FUNDS, INC.

FINANCIAL HIGHLIGHTS
PERIOD ENDED AUGUST 31, 1996 (a)
- ---------------------------------------------------------------------------

SELECTED PER SHARE DATA AND                          AGGRESSIVE       INTERMEDIATE      KENTUCKY       MONEY
RATIOS FOR A SHARE OUTSTANDING    GROWTH/VALUE         GROWTH             BOND          TAX-FREE      MARKET
THROUGHOUT THE PERIOD                 FUND              FUND              FUND            FUND         FUND
                                -----------------  ---------------  ----------------  ------------  -----------
Beginning Net Asset Value Per
  Share.......................      $   10.00         $   10.00         $   10.00       $   10.00    $    1.00
                                      -------           -------           -------     ------------  -----------
Net Investment Income
  (Loss)(c)...................          (0.06)            (0.11)             0.57            0.51         0.05
Net Realized and Unrealized
  Gain/(Loss) on
  Investments.................           1.24              1.06             (0.25)           0.06           --
Distributions from Net
  Investment Income...........             --                --             (0.57)          (0.51)       (0.05)
                                      -------           -------           -------     ------------  -----------
Ending Net Asset Value Per
  Share.......................      $   11.18         $   10.95         $    9.75       $   10.06    $    1.00
                                      -------           -------           -------     ------------  -----------
                                      -------           -------           -------     ------------  -----------
Ratios to Average Net Assets:
  Expenses(b)(e)..............           1.95%             1.95%             0.68%           0.82%        0.65%
  Net Investment Income
    (Loss)(e).................          (0.62)%           (1.26)%            6.31%           5.30%        4.94%
Total Return (f)..............          11.80%             9.50%             3.23%           5.80%        4.70%
Portfolio Turnover Rate.......          21.12%            15.70%            12.38%         145.12%         N/A
Average Commission Rate.......           0.07(d)           0.08(d)            N/A             N/A          N/A
Net Assets at End of Period
  (000's omitted).............        $15,108            $6,550           $13,357         $15,840      $76,363

(a) Date of commencement of          Sept. 29, 1995     Sept. 29, 1995        Oct. 3, 1995     Sept. 27, 1995     Sept. 29, 1995
operations

(b) During the period, various fees and expenses were waived and reimbursed. Had such waiver and reimbursement not occurred, the ratio of expenses to average net assets would have been:

                                          2.83     %         5.05   %           2.04    %         1.65 %        0.99 %

(c) Calculated using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e)  Annualized.

(f)  Excludes applicable sales charge.
- ----------------------------------------------------------------------------
Federal Tax Status of Dividends Declared (unaudited)

None of the Funds paid long-term capital gain dividends during the period. All dividends declared by the Funds were distributions of ordinary income. None of these dividends qualify for the corporate dividend received deduction from Federal income tax. The amount of the dividends per share declared by the Kentucky Tax-Free Fund that is exempt from Federal taxes follows.

Sep-95  $0.0086
Oct-95  0.0430
Nov-95  0.0344
Dec-95  0.0430
Jan-96  0.0430
Feb-96  0.0344
Mar-96  0.0430
Apr-96  0.0344
May-96  0.0430
Jun-96  0.0344
Jul-96  0.0344
Aug-96  0.0430
        ------
        $0.4386
        ------
        ------

See notes to financial statements.     25              TRANS ADVISER FUNDS, INC.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Trans Adviser Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, and Money Market Fund, portfolios of Trans Adviser Funds, Inc. (the Funds), including the schedules of investments, as of August 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented on pages 20, 21 and 25, respectively. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth/Value Fund, Aggressive Growth Fund, Intermediate Bond Fund, Kentucky Tax-Free Fund, and Money Market Fund, as of August 31, 1996, and the results of their operations, the changes in their net assets and financial highlights for the periods presented on pages 20, 21 and 25, respectively, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
October 18, 1996

                   April 11, 1997


Dear Shareholder:

We are pleased to present the report on the operations of the Trans Adviser Funds, Inc. during the semi-annual period ended February 28, 1997. This report covers the five Funds: Aggressive Growth, Growth/Value, Intermediate Bond, Kentucky Tax-Free, and Money Market Funds.

During the period, the stock market, as measured by the S&P 500 Index, rose 21.30%. Because the Index is weighted by the market capitalization of the issuers comprising the Index, the stock of the fifty largest issuers accounts for approximately 50% of the performance of the entire Index. Investments in popular index funds have supported the stock prices of this relatively small group of issuers, even though many observers have noted that it is primarily the prices of these companies' stocks that exceed normal valuation parameters. We are therefore pleased with the total return of 21.34% the Growth/Value Fund and 15.27% for the Aggressive Growth Fund, even though they did not surpass the S&P benchmark. In our view, by investing in quality companies with strong fundamentals such as low relative price-to-earnings ratios these Funds are poised to take advantage of economic data and company results that meet or exceed the market's current bearish expectations.

The bond market during the last six months has continued to exhibit yield and price volatility. During this period, the Trans Adviser Intermediate Bond Fund had a total return of 4.40%. By comparison, the Merrill Lynch Taxable Bond Index had a total return of 4.12%. The Kentucky Tax-Free Fund's return was 4.45% as compared to the 4.46% average total return of the funds in the Morningstar National Municipal Bond category. The Kentucky Tax-Free Fund has also maintained a relatively stable net asset value despite the movement in interest rates during this period. On the whole, we continue to believe that superior returns in the bond markets can be achieved through an actively-managed relative value approach that seeks out inefficiencies in the market.

During this period, investments in the Money Market Fund grew to over $100 million. The Fund continues to offer a highly diversified and convenient vehicle for cash management.

We take great pride in the accomplishments of the Trans Adviser Funds during their first eighteen months of operations. The Funds' continued growth has confirmed our original vision that there is a broad-based appeal for funds managed locally that employ our investment style and experience. We are confident that the Funds will enjoy continued growth as word of our investment approach and capabilities spreads to a broader network of investors.

If you have any questions or would like additional information about the Trans Adviser Funds, please call 800-811-8258. Thank you once again for choosing to invest with the Trans Adviser Funds.

                               THOMAS A. TRANTUM

THOMAS A. TRANTUM
President

GROWTH/VALUE FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
------------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
COMMON STOCKS (98.8%)
AMUSEMENT & RECREATION SERVICES (1.7%)
    10,000  Promus Hotel Corp.(a)............  $     353,751
                                               -------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.9%)
     7,500  Autozone, Inc.(a)................        185,625
                                               -------------
BUSINESS SERVICES (8.0%)
    20,000  ADT Ltd.(a)......................        435,000
    15,000  Oracle Systems Corp.(a)..........        588,750
    20,000  Sun Microsystems, Inc.(a)........        617,500
                                               -------------
                                                   1,641,250
                                               -------------
CHEMICALS & ALLIED PRODUCTS (8.9%)
     4,000  Bristol-Myers Squibb Co. ........        522,000
     6,000  Merck & Co., Inc. ...............        552,000
    10,000  Schering-Plough Corp. ...........        766,250
                                               -------------
                                                   1,840,250
                                               -------------
DEPOSITORY INSTITUTIONS (7.8%)
    12,000  Carolina First Corp. ............        213,000
     5,000  Chase Manhattan Corp. ...........        500,625
    22,500  MBNA Corp. ......................        720,000
     4,000  Union Planters Corp. ............        179,000
                                               -------------
                                                   1,612,625
                                               -------------
EATING & DRINKING PLACES (2.1%)
    10,000  Host Marriott Corp.(a)...........        180,000
     4,000  Quality Dining, Inc.(a)..........         46,500
    25,000  Shoney's, Inc.(a)................        206,250
                                               -------------
                                                     432,750
                                               -------------
ELECTRIC, GAS, & SANITARY SERVICES (2.2%)
    10,000  Sonat, Inc. .....................        460,000
                                               -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (2.0%)
     5,000  Novellus Systems, Inc.(a)........        408,750
                                               -------------
FOOD STORES (1.9%)
     7,500  Kroger Co.(a)....................        397,500
                                               -------------
GENERAL MERCHANDISE STORES (1.6%)
     6,000  Sears Roebuck and Co. ...........        325,500
                                               -------------
HEALTH SERVICES (9.3%)
    20,000  Beverly Enterprises, Inc.(a).....        287,500
     5,000  Health Management Associates,
              Inc.(a)........................        132,500
     2,345  Healthsouth Rehabilitation
              Corp.(a).......................         94,386

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
HEALTH SERVICES, CONTINUED
    10,000  Living Centers of America,
              Inc.(a)........................  $     318,750
     5,000  Quorum Health Group, Inc.(a).....        156,875
    15,000  Tenet Healthcare Corp.(a)........        406,875
    15,000  Vencor, Inc.(a)..................        519,375
                                               -------------
                                                   1,916,261
                                               -------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (13.2%)
     7,500  Baker Hughes, Inc. ..............        266,250
     6,000  IBM Corp. .......................        862,500
    13,000  Lam Research Corp.(a)............        495,625
    10,000  Qlogic Corp.(a)..................        202,500
    15,000  Western Digital Corp.(a).........        885,000
                                               -------------
                                                   2,711,875
                                               -------------
INSURANCE CARRIERS (3.9%)
     5,000  Ace, Ltd. .......................        325,000
     4,000  American International Group,
              Inc. ..........................        484,000
                                               -------------
                                                     809,000
                                               -------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (4.4%)
    10,000  Baxter International, Inc. ......        460,000
     7,500  Input/Output Inc.(a).............        160,312
    10,000  Tech-Sym Corp.(a)................        295,000
                                               -------------
                                                     915,312
                                               -------------
MISCELLANEOUS RETAIL (3.3%)
    10,000  CVS Corp. .......................        462,500
     6,000  Friedman's, Inc. Class A(a)......         90,750
    10,000  OfficeMax, Inc.(a)...............        120,000
                                               -------------
                                                     673,250
                                               -------------
MOTION PICTURES (0.5%)
     1,500  The Walt Disney Co. .............        111,375
                                               -------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.9%)
    12,500  Capital One Financial Corp. .....        496,875
    10,000  Olympic Financial, Ltd.(a).......        110,000
                                               -------------
                                                     606,875
                                               -------------
OIL & GAS EXTRACTION (6.4%)
    12,000  Nuevo Energy Co.(a)..............        498,000
     6,500  Pride Petroleum Services,
              Inc.(a)........................        108,875
     4,000  Schlumberger, Ltd. ..............        402,500
     5,000  Seagull Energy Corp.(a)..........         91,875

See Notes to Schedule of Investments.  2               TRANS ADVISER FUNDS, INC.

GROWTH/VALUE FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
OIL & GAS EXTRACTION, CONTINUED
    10,000  Stone Energy Corp.(a)............  $     220,000
                                               -------------
                                                   1,321,250
                                               -------------
PHARMECEUTICAL PREPARATIONS (4.0%)
     8,000  American Home Products Corp. ....        512,000
     5,000  Teva Pharmaceutical ADR..........        309,062
                                               -------------
                                                     821,062
                                               -------------
PROFESSIONAL SERVICES (0.9%)
    10,000  SCB Computer Technology,
              Inc.(a)........................        180,000
                                               -------------
WATER TRANSPORTATION (2.1%)
    10,000  Tidewater, Inc. .................        430,000
                                               -------------
WHOLESALE TRADE--DURABLE GOODS (7.2%)
     6,000  Arrow Electronics Inc.(a)........        336,750
     4,000  Avnet, Inc. .....................        250,000
     5,000  Lockheed Martin Corp. ...........        442,500
                        SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ---------------------------------  -------------
WHOLESALE TRADE--DURABLE GOODS, CONTINUED
    15,000  Sybron International Corp.-
              Wisconsin(a)...................  $     446,250
                                               -------------
                                                   1,475,500
                                               -------------
WHOLESALE TRADE--NONDURABLE GOODS (3.6%)
    10,000  AmeriSource Health Corp. ........        503,750
     5,000  Safeway, Inc.(a).................        240,625
                                               -------------
                                                     744,375
                                               -------------
Total Common Stocks
(cost $16,904,586)...........................     20,374,136
                                               -------------
SHORT-TERM HOLDINGS (1.2%)
   254,744  Forum Daily Assets Treasury Fund
              (cost $254,744)................        254,744
                                               -------------
Total Investments (100.0%)
  (cost $17,159,330)(c)......................  $  20,628,880
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  3               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
COMMON STOCKS (95.7%)
AMUSEMENT & RECREATION SERVICES (1.9%)
     5,000  Promus Hotel Corp.(a).............  $    176,875
                                                ------------
BUSINESS SERVICES (7.8%)
    10,000  ADT Ltd.(a).......................       217,500
     7,500  Oracle Systems Corp.(a)...........       294,375
     7,000  Sun Microsystems, Inc.(a).........       216,125
                                                ------------
                                                     728,000
                                                ------------
DEPOSITORY INSTITUTIONS (2.3%)
    12,000  Carolina First Corp. .............       213,000
                                                ------------
EATING & DRINKING PLACES (2.5%)
     6,000  Quality Dining, Inc.(a)...........        69,750
    20,000  Shoney's, Inc.(a).................       165,000
                                                ------------
                                                     234,750
                                                ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
  COMPUTER EQUIPMENT (6.1%)
     4,000  Novellus Systems, Inc.(a).........       327,000
    15,000  Symmetricom, Inc.(a)..............       241,875
                                                ------------
                                                     568,875
                                                ------------
FOOD STORES (3.7%)
     3,500  Kroger Co.(a).....................       185,500
    10,000  Ruddick Corp. ....................       160,000
                                                ------------
                                                     345,500
                                                ------------
GENERAL MERCHANDISE STORES (0.9%)
     2,500  Consolidated Stores Corp.(a)......        87,812
                                                ------------
HEALTH SERVICES (15.7%)
     5,000  Health Management Associates,
              Inc.(a).........................       132,500
     5,000  HealthCare COMPARE Corp.(a).......       213,438
     7,500  Living Centers of America,
              Inc.(a).........................       239,063
    15,000  NABI, Inc.(a).....................       144,375
    15,000  Paracelsus Healthcare Corp.(a)....        71,250
     2,000  Quorum Health Group, Inc.(a)......        62,750
    10,000  Tenet Healthcare Corp.(a).........       271,251
    10,000  Vencor, Inc.(a)...................       346,250
                                                ------------
                                                   1,480,877
                                                ------------
HOME FURNITURE, FURNISHINGS, & EQUIPMENT STORES (0.6%)
     5,000  Movie Gallery, Inc.(a)............        53,750
                                                ------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT
  (17.1%)
    10,000  Lam Research Corp.(a).............  $    381,250
    10,000  Qlogic Corp.(a)...................       202,500
    15,000  Smart Modular Technologies(a).....       436,875
    10,000  Western Digital Corp.(a)..........       590,000
                                                ------------
                                                   1,610,625
                                                ------------
INDUSTRY ELECTRONICS & ELECTRICAL EQUIPMENT (2.5%)
    12,000  Semtech Corp.(a)..................       238,500
                                                ------------
INSURANCE CARRIERS (2.8%)
     4,000  Ace, Ltd. ........................       260,000
                                                ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS;
  PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.9%)
     6,000  Tech-Sym Corp.(a).................       177,000
                                                ------------
MISCELLANEOUS RETAIL (2.2%)
     2,500  CVS Corp. ........................       115,625
     6,000  Friedman's, Inc. Class A(a).......        90,750
                                                ------------
                                                     206,375
                                                ------------
NONDEPOSITORY CREDIT INSTITUTIONS (3.7%)
     6,000  Capital One Financial Corp. ......       238,500
    10,000  Olympic Financial, Ltd.(a)........       110,000
                                                ------------
                                                     348,500
                                                ------------
OIL & GAS EXTRACTION (11.8%)
    12,500  GeoScience Corp.(a)...............       162,500
     9,000  Nuevo Energy Co.(a)...............       373,500
    15,000  Pride Petroleum Services,
              Inc.(a).........................       251,250
     5,000  Seagull Energy Corp.(a)...........        91,875
     5,000  St. Mary Land & Exploration
              Co. ............................       121,875
     5,000  Stone Energy Corp.(a).............       110,000
                                                ------------
                                                   1,111,000
                                                ------------
PROFESSIONAL SERVICES (2.1%)
    11,000  SCB Computer Technology,
              Inc.(a).........................       198,000
                                                ------------
TRANSPORTATION SERVICES (1.8%)
    10,000  Simon Transportation
              Services(a).....................       170,000
                                                ------------
WATER TRANSPORTATION (2.7%)
     6,000  Tidewater, Inc. ..................       258,000
                                                ------------
WHOLESALE TRADE-DURABLE GOODS (1.6%)
     5,000  Sybron International Corp.-
              Wisconsin(a)....................       148,750
                                                ------------

See Notes to Schedule of Investments.  4               TRANS ADVISER FUNDS, INC.

AGGRESSIVE GROWTH FUND

FEBRUARY 28, 1997 (Unaudited)
- ---------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                 VALUE
- ----------  ----------------------------------  ------------
WHOLESALE TRADE-NONDURABLE GOODS (4.0%)
     7,500  AmeriSource Health Corp.(a).......  $    377,812
                                                ------------
Total Common Stocks (cost $7,716,134).........     8,994,001
                                                ------------
SHORT-TERM HOLDINGS (4.3%)
   399,257  Forum Daily Assets Treasury Fund
              (cost $399,257).................       399,257
                                                ------------
Total Investments (100.0%)
  (cost $8,115,391)(c)........................  $  9,393,258
                                                ------------
                                                ------------

See Notes to Schedule of Investments.  5               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.6%)
$     90,434  SBA, Series 87-A, 8.45%, due
                1/1/07 (cost $93,599)........  $      92,490
                                               -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.7%)
     260,070  FHLMC, Series 1072, Class G,
                7.00%, due 5/15/06...........        261,833
     800,000  FHLMC, Series 1720, Class E,
                7.50%, due 12/15/09..........        809,438
                                               -------------
Total Collateralized Mortgage Obligations
  (cost $1,088,246)..........................      1,071,271
                                               -------------
CORPORATE BONDS (52.4%)
     686,000  Alabama Power, 8.30%, due
                7/1/22.......................        694,923
     100,000  Anheuser Busch Cos., 7.00%, due
                5/30/00......................        100,211
     400,000  Anheuser Busch Cos., 7.00%, due
                9/1/05.......................        399,210
     278,000  Anheuser Busch Cos., 8.75%, due
                12/1/99......................        293,062
     169,000  Associates Corp. of North
                America, 6.00%, due
                3/15/00......................        166,307
      50,000  Berkley W.R. Corp., 9.875%, due
                5/15/08......................         58,974
     250,000  British Petroleum America,
                Inc., 6.50%, due 12/15/99....        248,942
     215,000  Chase Manhatten Corp., 8.00%,
                due 5/15/04..................        219,689
     140,000  Commonwealth Edison Co., 9.50%,
                due 5/1/16...................        146,709
     150,000  Consumers Power, 6.875%, due
                5/1/98.......................        150,133
     191,000  Dayton Hudson Corp., 9.875%,
                due 6/17/97..................        202,411
     150,000  Deere & Co., 8.95%, due
                6/15/19......................        164,844
     160,000  Florida Power & Light Co.,
                8.00%, due 8/25/22...........        160,673
     100,000  Ford Motor Credit Co., 5.83%,
                due 6/29/98..................         99,591
     172,000  Ford Motor Credit Co., 6.85%,
                due 8/15/00..................        173,301

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE BONDS, CONTINUED
$    160,000  Ford Motor Credit Co., 7.50%,
                due 1/15/03..................  $     164,229
     160,000  GTE of Southeast Corp., 8.00%,
                due 12/1/01..................        161,924
     130,000  General Electric Capital Corp.,
                6.66%, due 5/1/18............        130,240
      69,000  Georgia Power Co., First
                Mortgage Bonds, 7.95%, due
                2/1/23.......................         69,401
     250,000  Greyhound Financial Corp.,
                7.82%, due 1/27/03...........        258,036
     250,000  IBM Credit Corp., 6.20%, due
                3/19/01......................        245,254
     300,000  Inco, Ltd., 9.60%, due
                6/15/22......................        327,139
     120,000  Jersey Central Power & Light
                Co., 9.20%, due 7/1/21.......        131,171
      46,000  Kaiser Permanente, 9.55%, due
                7/15/05......................         53,336
      56,000  Kraft, Inc., 8.50%, due
                2/15/17......................         58,367
     200,000  Michigan Bell Telephone Co.,
                6.375%, due 2/1/05...........        193,489
     175,000  Pacific Gas & Electric Co.,
                6.625%, due 6/1/00...........        173,491
     439,000  Pennsylvania Power & Light Co.,
                9.25%, due 10/1/19...........        477,390
     165,000  Questar Pipeline, 9.375%, due
                6/1/21.......................        184,082
      70,000  Rohm & Haas Co., 9.80%, due
                4/15/20......................         84,824
     675,000  Shopko Stores, 9.25%, due
                3/15/22......................        650,830
     200,000  Southern California Edison,
                7.375%, due 12/15/03.........        200,864
      85,000  Southwestern Public Service
                Co., 8.20%, due 12/1/22......         89,562
      40,000  Super Value Store, 8.875%, due
                4/1/16.......................         40,631
     192,000  TJX Cos. Inc., 9.50%, due
                5/1/16.......................        195,740
     250,000  Trans Financial Bancorp, 7.25%,
                due 9/15/03..................        242,072
      68,000  U.S. Leasing Int'l, 6.625%, due
                5/15/03......................         66,858

See Notes to Schedule of Investments.  6               TRANS ADVISER FUNDS, INC.

INTERMEDIATE BOND FUND

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE BONDS, CONTINUED
$    130,000  Union Electric Co., 8.00%, due
                12/15/22.....................  $     133,404
     500,000  Union Oil of California Corp.,
                6.70%, due 10/15/07..........        480,406
     200,000  V.F. Corp., 7.60%, due 4/1/04..        204,744
      65,000  Wisconsin Electric Power,
                7.75%, due 1/15/23...........         65,473
                                               -------------
Total Corporate Bonds
  (cost $8,515,941)..........................      8,361,937
                                               -------------
GOVERNMENT AGENCY NOTES (6.2%)
     500,000  FHLB, 6.62%, due 12/6/00.......        497,854
     150,000  FNMA, 6.17%, due 12/2/03.......        144,653
     265,000  TVA, 6.875%, due 1/15/02.......        266,217
      50,000  TVA, 6.875%, due 8/1/02........         50,132
      30,000  TVA, 8.05%, due 7/15/24........         29,844
                                               -------------
Government Agency Notes
  (cost $998,362)............................        988,700
                                               -------------
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
REPURCHASE AGREEMENTS (12.2%)
$  1,955,394  The First Boston Corp., 5.38%,
                due 3/3/97, to be repurchased
                at $1,955,686 (cost
                $1,955,394)(d)...............  $   1,955,394
                                               -------------
TREASURY NOTES (21.9%)
   3,500,000  U.S. Treasury Notes, 6.50%, due
                8/15/05 (cost $3,553,437)....      3,490,151
                                               -------------
SHORT-TERM HOLDINGS (0.0%)
       5,006  1784 U.S. Treasury Money Market
                Fund (cost $5,006)...........          5,006
                                               -------------
Total Investments (100.0%)
  (cost $16,209,985)(c)......................  $  15,964,949
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  7               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
MUNICIPAL BONDS (96.0%)
AIRPORT REVENUE (0.5%)
$     50,000  Lexington-Fayette Urban County
                Airport Corp., KY, First
                Mortgage Revenue Bonds,
                7.75%, due 4/1/08............  $      53,562
                                               -------------
ECONOMIC DEVELOPMENT REVENUE (11.5%)
     100,000  Covington, KY, Municipal
                Properties Corp. Revenue
                Bonds, Series A, 8.25%, due
                8/1/10, prerefunded 8/1/98 at
                103..........................        108,750
     455,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #51, escrowed
                to maturity, 6.30%, due
                8/1/01.......................        487,418
      70,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #32, 6.50%,
                due 12/1/99..................         73,762
     200,000  Kentucky State Turnpike
                Authority, Economic
                Development Revenue Bonds,
                7.25%, due 5/15/10,
                prerefunded 5/15/00 at
                101.50.......................        220,000
     425,000  Kentucky State Turnpike
                Authority Economic
                Development Revenue Bonds,
                Revitalization Projects,
                escrowed to maturity, 7.00%,
                due 5/15/99..................        450,500
                                               -------------
                                                   1,340,430
                                               -------------
EDUCATION FACILITIES REVENUE (18.9%)
     200,000  Hopkins County, KY, School
                District Finance Corp.,
                School Building Revenue
                Bonds, 5.70%, due 6/1/06.....        209,250
     495,000  Jefferson County, KY, School
                District Finance Corp.,
                School Building Revenue
                Bonds, Series A, 4.875%, due
                1/1/11.......................        464,062

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
EDUCATION FACILITIES REVENUE, CONTINUED
$    750,000  Jefferson County, KY, School
                District Finance Corp. School
                Building Revenue Bonds,
                Series A, MBIA insured,
                5.00%, due 2/1/07............  $     753,750
     475,000  Kentucky Higher Education
                Student Loan Corp., Insured
                Student Loan Revenue Bonds,
                Series B, 6.40%, due
                6/1/00.......................        499,937
      70,000  Lexington-Fayette Urban County
                Government, KY, School
                Buildings Revenue Bonds,
                6.80%, due 10/1/01...........         76,563
     200,000  University of Louisville, KY,
                Revenue Bonds, Series H,
                5.875%, due 5/1/12...........        206,000
                                               -------------
                                                   2,209,562
                                               -------------
GENERAL OBLIGATIONS--BOND BANK (2.5%)
     305,000  Fern Creek, KY, Fire Protection
                District, Holding Co., Inc.,
                Revenue Bonds, Fire Station
                #2, 5.75%, due 1/15/14.......        295,850
                                               -------------
HEALTH CARE REVENUE (10.6%)
   1,225,000  Kentucky Economic Development
                Finance Authority, Hospital
                Facilities Revenue Bonds,
                Society National Bank LOC,
                5.75%, due 11/1/05...........      1,241,844
                                               -------------
HOUSING REVENUE (9.0%)
     725,000  Boone County, KY, Public
                Properties Corp. Revenue
                Bonds, Sewer System Lease,
                5.15%, due 12/1/12...........        695,094
     270,000  Greater Kentucky Housing
                Assistance Corp., Mortgage
                Revenue Bonds, FHA/Section 8
                Assisted Project, Series A,
                MBIA/ FHA insured, 6.25%, due
                7/1/22.......................        272,364

See Notes to Schedule of Investments.  8               TRANS ADVISER FUNDS, INC.

KENTUCKY TAX-FREE FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
HOUSING REVENUE, CONTINUED
$    100,000  Jefferson County, KY, Capital
                Projects Corp. Revenue Bonds,
                0.00% (5.75% effective
                yield), due 8/15/99..........  $      89,375
                                               -------------
                                                   1,056,833
                                               -------------
INDUSTRIAL DEVELOPMENT REVENUE (6.4%)
     750,000  Clark County, KY, Industrial
                Building Revenue Bonds,
                Southern Wood Project, 7.00%,
                due 12/1/08..................        753,750
                                               -------------
LEASING REVENUE (5.4%)
     490,000  Jefferson County, KY, Capital
                Projects Corp. Revenue Bonds,
                5.65%, due 8/15/03...........        517,563
     100,000  Kentucky State Property &
                Buildings Commission Revenue
                Bonds, Project #52, 6.50%,
                due 8/1/11, Prerefunded
                8/1/01 at 102................        110,000
                                               -------------
                                                     627,563
                                               -------------
OTHER REVENUE (1.2%)
     120,000  Puerto Rico Public Buildings
                Authority Guaranteed Revenue
                Bonds, Series K, 6.875%, due
                7/1/21, prerefunded 7/1/02 at
                101.50.......................        135,750
                                               -------------
POLLUTION CONTROL REVENUE (19.8%)
     450,000  Ashland, KY, PCR Bonds, Ashland
                Oil, 7.375%, due 7/1/09......        486,000
     295,000  Ashland, KY, Solid Waste
                Revenue Bonds, Ashland Oil,
                Inc., Project, 7.20%, due
                10/1/20......................        314,913
     235,000  Jefferson County, KY, PCR
                Bonds, Louisville Gas &
                Electric Co. Project A,
                7.45%, due 6/15/15...........        256,150
    FACE                 SECURITY
   AMOUNT               DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
POLLUTION CONTROL REVENUE, CONTINUED
$    100,000  Kentucky State Pollution
                Abatement & Water Reserve
                Finance Authority Revenue
                Bonds, Series A, escrowed to
                maturity, 7.40%, due
                8/1/02.......................  $     113,750
      50,000  Louisville & Jefferson County,
                KY, Metropolitan Sewer
                District, Sewer & Drain
                System Revenue Bonds Series
                A, AMBAC insured, 6.50%, due
                5/15/00......................         53,250
     385,000  Trimble County, KY, PCR Bonds,
                7.625%, due 11/1/20,
                Prerefunded 11/1/00 at 102...        431,681
     600,000  Trimble County, KY, PCR Bonds,
                Series A, 7.625%, due
                11/1/20......................        662,250
                                               -------------
                                                   2,317,994
                                               -------------
RESOURCE RECOVERY REVENUE (2.4%)
     275,000  Kentucky State Turnpike
                Authority Resource Recovery
                Road Revenue, 6.00%, due
                7/1/09.......................        275,770
                                               -------------
TRANSPORTATION REVENUE (5.9%)
     655,000  Kentucky State Turnpike
                Authority Resource Recovery
                Revenue Bonds, escrowed to
                maturity, 6.125%, due
                7/1/07.......................        691,844
                                               -------------
UTILITIES REVENUE (1.9%)
     200,000  Owensboro, KY, Electric Light &
                Power Revenue Bonds, Series
                A, 10.25%, due 1/1/09,
                prerefunded 1/1/00 at 102....        228,500
                                               -------------
Total Municipal Bonds
  (cost $11,188,810).........................     11,229,252
                                               -------------
SHORT TERM-HOLDINGS (4.0%)
     466,600  1784 Tax Free Money Market Fund
                (cost $466,600)..............        466,600
                                               -------------
Total Investments (100.0%)
  (cost $11,655,410)(c)......................  $  11,695,852
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  9               TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
ASSET BACKED SECURITIES (0.2%)
$    226,593  FHLMC, 7.00%, due 4/1/97.......  $     226,698
                                               -------------
DISCOUNT NOTES (20.4%)
   4,376,000  FHLMC, 5.30% yield, due
                3/3/97.......................      4,376,000
   6,000,000  FHLMC, 5.28% yield, due
                3/19/97......................      5,986,155
   6,700,000  FNMA, 5.31% yield, due
                3/3/97.......................      6,700,000
   3,000,000  FNMA, 5.31% yield, due
                3/4/97.......................      2,999,564
                                               -------------
Total Discount Notes.........................     20,061,719
                                               -------------
GOVERNMENT AGENCY NOTES (0.8%)
     200,000  FHLB, 6.99%, due 4/25/97.......        200,398
     100,000  FHLB, 4.80%, due 7/24/97.......         99,476
     500,000  FNMA, 6.84%, due 10/3/97.......        503,289
                                               -------------
Total Government Agency Notes................        803,163
                                               -------------
CORPORATE NOTES (58.3%)
     500,000  Alcan Aluminum, 6.375%, due
                9/1/97.......................        500,717
     100,000  Allied Corp., 0.00% (5.95%
                effective yield), due
                8/1/97.......................         97,605
   1,373,000  American Express Credit Corp.,
                7.75%, due 3/1/97............      1,373,000
     140,000  American General Finance Corp.,
                5.80%, due 4/1/97............        140,000
      75,000  American General Finance Corp.,
                7.15%, due 5/15/97...........         75,164
      80,000  American General Finance Corp.,
                7.70%, due 11/15/97..........         80,941
     703,000  American Home Products Corp.,
                6.875%, due 4/15/97..........        703,886
     125,000  Associates Corp. of North
                America, 9.70%, due 5/1/97...        125,749
   1,005,000  Associates Corp. of North
                America, 8.625%, due
                6/15/97......................      1,011,880
      15,000  Associates Corp. of North
                America, 6.75%, due
                7/15/97......................         15,050
      30,000  Associates Corp. of North
                America, 6.75%, due
                7/15/97......................         30,080

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$  1,470,000  Associates Corp. of North
                America, 5.875%, due
                8/15/97......................  $   1,470,594
     750,000  Associates Corp. of North
                America, 7.75%, due
                11/1/97......................        758,588
     110,000  Associates Corp. of North
                America, 6.625%, due
                11/15/97.....................        110,504
      70,000  B.P. America, 9.50%, due
                1/1/98.......................         71,912
      75,000  Bank of Boston, 9.50%, due
                8/15/97......................         76,174
     187,000  BankAmerica Corp., 6.00%, due
                7/15/97......................        186,999
     175,000  Baxter International, Inc.,
                7.50%, due 5/1/97............        175,416
      90,000  Bell Atlantic Financial,
                6.625%, due 11/30/97.........         90,359
     600,000  Beneficial Corp., 6.79%, due
                11/20/97.....................        604,556
     240,000  British Petroleum America,
                Inc., 8.875%, due 12/1/97....        245,010
     485,000  Brunswick Corp., 8.125%, due
                4/1/97.......................        485,791
     164,000  CIT Group Holdings, Inc.,
                8.75%, due 7/1/97............        165,362
   2,000,000  CSX Transportation, Inc., 5.93
                %, due 6/1/97................      1,999,915
      55,000  Campbell Soup Co., 9.00%, due
                11/1/97......................         56,084
     100,000  Carolina Power & Light Co.,
                6.375%, due 10/1/97..........        100,000
     159,000  Coca-Cola Enterprises Inc.,
                6.50%, due 11/15/97..........        159,539
     500,000  Commercial Credit Co., 8.125%,
                3/1/97.......................        500,000
     500,000  Conagra Inc., 9.75%, due
                11/1/97......................        512,573
     125,000  Consolidated Edison, 5.30%, due
                8/1/97.......................        124,699
     100,000  Discover Credit, 7.98%, due
                4/7/97.......................        100,173
     430,000  Dow Capital, 5.75%, due
                9/15/97......................        429,098

See Notes to Schedule of Investments.  10              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

FEBRUARY 28, 1997 (Unaudited)
- -----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    250,000  Dupont Corp., 8.65%, due
                12/1/97......................  $     255,222
     200,000  Eastman Kodak Co., 8.55%, due
                5/1/97.......................        200,866
     205,000  Exxon Capital Corp., 7.875%,
                due 8/15/97..................        206,496
      60,000  First Interstate Bancorp,
                12.75%, due 5/1/97...........         60,632
   1,682,000  Ford Holdings Inc., 9.25%, due
                7/15/97......................      1,701,846
     250,000  Ford Motor Co., 5.30%, due
                7/1/97.......................        249,408
     125,000  Ford Motor Credit Co., 5.625%,
                due 3/3/97...................        125,000
     357,000  Ford Motor Credit Co., 6.80%,
                due 8/15/97..................        358,204
     150,000  Ford Motor Credit Co., 7.125%,
                due 12/1/97..................        151,216
      77,000  Ford Motor Credit Co., 8.00%,
                due 12/1/97..................         78,101
   1,379,000  GMAC, 7.75%, due 4/15/97.......      1,382,185
     220,000  GMAC, 8.375%, due 5/1/97.......        220,882
      75,000  GMAC, 6.40%, due 7/30/97.......         75,016
      75,000  GMAC, 7.00%, due 8/15/97.......         75,320
   1,400,000  GMAC, 6.25%, due 9/12/97.......      1,405,076
   1,000,000  GMAC, 7.85%, due 11/17/97......      1,014,921
      20,000  GTE California, 6.25%, due
                1/15/98......................         20,000
     750,000  GTE North, Inc., 6.25%, due
                7/1/97.......................        750,528
      80,000  GTE South, Inc., 6.25%, due
                11/15/97.....................         80,067
      30,000  General Electric Capital,
                8.00%, due 1/15/98...........         30,525
     369,000  Golden West Financial Corp.,
                10.25%, due 5/15/97..........        372,192
   2,100,000  Greyhound Financial Corp.,
                8.25%, due 3/11/97...........      2,101,197
     700,000  H.F. Ahmanson & Co., 6.00%, due
                4/1/97.......................        700,000
      78,000  Heinz (H.J.) Co., 5.50%, due
                9/15/97......................         77,833
   4,010,000  Heller Financial, 7.75%, due
                5/15/97......................      4,026,170
     965,000  Hospital Corp. of America,
                9.00%, due 3/15/97...........        965,907
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$     85,000  Household Finance Co., 7.75%,
                due 6/15/97..................  $      85,434
     375,000  IBM Corp., 6.375%, due
                11/1/97......................        376,087
     100,000  IBM Credit Corp., 5.54%, due
                8/18/97......................         99,812
      50,000  Interamerican Development Bank,
                9.50%, due 10/15/97..........         51,051
     325,000  International Lease Finance,
                5.50%, due 4/1/97............        324,848
     655,000  International Lease Finance,
                6.50%, due 7/15/97...........        656,991
     250,000  International Lease Finance,
                6.75%, due 8/1/97............        250,901
     500,000  Iowa, Illinois Gas & Electric
                Co., 5.875%, due 7/15/97.....        500,000
     160,000  John Deere Capital, 7.20%, due
                5/15/97......................        160,395
   4,020,000  Kellogg Co., 5.90%, due
                7/15/97......................      4,024,995
      60,000  Kimberly-Clark Corp., 9.125%,
                due 6/1/97...................         60,470
     480,000  Lehman Brothers, Inc., 7.375%,
                due 8/15/97..................        483,534
     376,000  Lehman Brothers Holdings, Inc.,
                8.375%, due 4/1/97...........        376,733
     760,000  Lehman Brothers Holdings, Inc.,
                7.625%, due 6/15/97..........        763,745
   2,066,000  MGM Grand Hotels Financial
                Corp., Defeased, 11.75%, due
                5/1/97.......................      2,124,746
     871,000  MGM Grand Hotels Financial
                Corp., Defeased, 12.00%, due
                5/1/02(b)....................        925,377
   2,982,000  Marine Midland Banks, Inc.,
                8.625%, due 3/1/97...........      2,982,000
     285,000  Maytag Corp., 8.875%, due
                7/1/97.......................        287,373
     100,000  Monongahela Power, 6.50%, due
                8/1/97.......................        100,026
     125,000  Morgan Stanley Group, 5.65%,
                due 6/15/97..................        125,014
   1,265,000  National Rural Utilities Corp.,
                9.50%, due 5/15/97...........      1,273,487

See Notes to Schedule of Investments.  11              TRANS ADVISER FUNDS, INC.

MONEY MARKET FUND

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    390,000  New York Telephone Co., 4.625%,
                due 10/1/97..................  $     387,017
     275,000  Norwest Corp., 7.70%, due
                11/15/97.....................        278,426
     130,000  Norwest Financial Inc., 6.00%,
                due 8/15/97..................        129,859
      65,000  Norwest Financial Inc., 6.50%,
                due 11/15/97.................         65,239
     100,000  Paccar Financial Corp., 5.12%,
                due 3/10/97..................         99,984
     183,000  Pacific, Gas, & Electric Co.,
                4.625%, due 6/1/97...........        182,443
     230,000  PepsiCo, Inc., 6.875%, due
                5/15/97......................        230,442
   1,513,000  Philip Morris Cos., Inc.,
                7.50%, due 3/15/97...........      1,513,729
     300,000  Philip Morris Cos., Inc.,
                9.75%, due 5/1/97............        301,765
     590,000  Philip Morris Cos., Inc.,
                8.75%, due 6/15/97...........        594,305
      30,000  Philip Morris Cos., Inc.,
                9.35%, due 11/21/97..........         30,726
     485,000  Philip Morris Cos. Inc., 9.25%,
                due 12/1/97..................        496,301
      45,000  Philip Morris Cos., Inc.,
                6.375%, due 1/15/98..........         45,137
     190,000  Procter & Gamble Co., 6.85%,
                due 6/1/97...................        190,375
      50,000  Province of Ontario Global
                Bond, 5.70%, due 10/1/97.....         49,941
     360,000  Public Service Electric & Gas
                Co., 6.875%, due 6/1/97......        360,908
      40,000  Public Service Electric & Gas
                Co., 7.125%, due 11/1/97.....         40,282
   1,115,000  Public Service Electric & Gas
                Co., 7.125%, due 11/1/97.....      1,124,331
                         SECURITY
FACE AMOUNT             DESCRIPTION                VALUE
- ------------  -------------------------------  -------------
CORPORATE NOTES, CONTINUED
$    660,000  Quebec Province, 8.74%, due
                7/21/97......................  $     665,770
     466,000  Sears Roebuck and Co., 9.25%,
                due 8/1/97...................        471,962
     830,000  Southern California Edison Co.,
                6.125%, due 7/15/97..........        830,936
     205,000  Texaco Capital, 9.00%, due
                11/15/97.....................        209,251
     190,000  U.S. Leasing International,
                Inc., 7.00%, due 11/1/97.....        191,383
     135,000  Union Electric Co., 5.50%, due
                3/1/97.......................        135,000
     937,000  Unisys Corp., 15.00%, due
                7/1/97.......................        964,938
     650,000  Virginia Electric & Power Co.,
                7.25%, due 3/1/97............        650,000
      85,000  WMX Technologies, 8.125%, due
                2/1/98.......................         86,500
   1,064,000  Wal-Mart Stores, Inc., 5.50%,
                due 9/15/97..................      1,063,000
     716,000  Waste Management, Inc. 6.375%,
                due 7/1/97...................        717,010
     115,000  Wisconsin Natural Gas, 6.125%,
                due 9/1/97...................        115,090
                                               -------------
Total Corporate Notes........................     57,517,297
                                               -------------
REPURCHASE AGREEMENTS (20.3%)
  19,973,319  The First Boston Corp., 5.38%,
                due 3/3/97, to be repurchased
                at 19,976,304 (d)............     19,973,319
                                               -------------
Total Investments (100.0%)...................  $  98,582,196
                                               -------------
                                               -------------

See Notes to Schedule of Investments.  12              TRANS ADVISER FUNDS, INC.

NOTES TO SCHEDULE OF INVESTMENTS
- ---------------------------------------------------------------------------

(a) Non-income producing securities.

(b) Variable rate demand notes are payable upon not more than one, seven or thirty business days notice. Put bonds and notes have demand features which mature within one year. The interest rate shown reflects the rate in effect.

(c) Aggregate cost for Federal tax purposes.

(d) The First Boston Corporation is a tri-party repurchase agreement collateralized by various Federal Gold Loan Mortgage Corporation 6.50% to 8.50%, due 11/1/21 to 2/1/27, Par $705,941 and by various Federal National Conventional Loan 6.00% to 9.00%, due 10/1/03 to 3/1/27, Par $24,865,226.

AMBAC      American Municipal Bond Assurance Corporation
FHA        Federal Housing Authority
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GMAC       General Motors Acceptance Corporation
LOC        Letter of Credit
MBIA       Municipal Bond Insurance Association
PCR        Pollution Control Revenue
SBA        Small Business Administration
TVA        Tennessee Valley Authority

                                       13              TRANS ADVISER FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                  GROWTH/                      INTERMEDIATE
                                                   VALUE        AGGRESSIVE         BOND          KENTUCKY     MONEY MARKET
                                                   FUND        GROWTH FUND         FUND        TAX-FREE FUND      FUND
                                               -------------  --------------  ---------------  -------------  -------------
ASSETS:
  Investments (Note 2):
    Investments at cost......................  $  17,159,330   $  8,115,391    $  14,254,591   $  11,655,410  $  78,608,877
    Repurchase Agreements at cost............       --              --             1,955,394        --           19,973,319
    Net unrealized appreciation
      (depreciation).........................      3,469,550      1,277,867         (245,036)         40,442       --
                                               -------------  --------------  ---------------  -------------  -------------
      Total investments at value.............     20,628,880      9,393,258       15,964,949      11,695,852     98,582,196
  Interest, dividends and other receivables..         13,372          1,131          211,309         152,340      1,345,605
  Receivable for Fund shares issued..........         75,000         25,000               47        --             --
  Organization costs, net of amortization
    (Note 2).................................         22,760         22,760           22,760          22,760         22,760
                                               -------------  --------------  ---------------  -------------  -------------
Total Assets.................................     20,740,012      9,442,149       16,199,065      11,870,952     99,950,561
                                               -------------  --------------  ---------------  -------------  -------------
LIABILITIES:
  Dividends payable..........................       --              --                73,869          26,034        319,424
  Payable for securities purchased...........       --              --                48,161        --            1,873,737
  Payable for Fund shares redeemed...........         15,801          2,977           37,220        --             --
  Payable to Trans Financial.................         26,993        --              --              --                1,206
  Payable to other related parties...........         11,831         15,064           12,286          28,388         66,618
                                               -------------  --------------  ---------------  -------------  -------------
Total Liabilities............................         54,625         18,041          171,536          54,422      2,260,985
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSETS...................................  $  20,685,387   $  9,424,108    $  16,027,529   $  11,816,530  $  97,689,576
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

COMPONENTS OF NET ASSETS:
  Paid in capital............................  $  17,439,553   $  8,411,427    $  16,227,629   $  11,956,651  $  97,691,530
  Undistributed net investment income
    (loss)...................................        (90,354)       (63,130)        --              (173,707)      --
  Unrealized appreciation (depreciation) on
    investments..............................      3,469,550      1,277,867         (245,036)         40,442       --
  Accumulated net realized gain (loss).......       (133,362)      (202,056)          44,936          (6,856)        (1,954)
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSETS...................................  $  20,685,387   $  9,424,108    $  16,027,529   $  11,816,530  $  97,689,576
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

SHARES OF BENEFICIAL INTEREST................      1,554,603        755,681        1,625,149       1,155,557     97,691,530
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------
NET ASSET VALUE PER SHARE, AND REDEMPTION
  PRICE PER SHARE............................  $       13.31   $      12.47    $        9.86   $       10.23  $        1.00
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------
OFFERING PRICE PER SHARE, EXCEPT MONEY MARKET
  (NAV  DIVIDED BY (1 - 4.50%))..............  $       13.94   $      13.06    $       10.32   $       10.71  $        1.00
                                               -------------  --------------  ---------------  -------------  -------------
                                               -------------  --------------  ---------------  -------------  -------------

See Notes to Financial Statements.     14              TRANS ADVISER FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                     GROWTH/       AGGRESSIVE     INTERMEDIATE     KENTUCKY       MONEY
                                                      VALUE          GROWTH           BOND         TAX-FREE       MARKET
                                                       FUND           FUND            FUND           FUND          FUND
                                                   ------------  --------------  ---------------  -----------  ------------
INVESTMENT INCOME:
  Interest income................................  $     16,937   $      7,330     $   511,819     $ 432,568   $  2,402,069
  Dividend income................................        65,970          5,885         --             --            --
                                                   ------------  --------------  ---------------  -----------  ------------
Total Investment Income..........................        82,907         13,215         511,819       432,568      2,402,069
                                                   ------------  --------------  ---------------  -----------  ------------
EXPENSES:
  Investment advisory (Note 3)...................        89,000         39,197          28,976        28,478         85,174
  Administration (Note 3)........................        13,512         12,500          12,500        12,500         63,881
  Transfer agent (Note 3)........................        12,809         12,445          11,847        13,654         10,336
  Shareholder service (Note 3)...................        22,250          9,799          18,110        17,799        106,468
  Custody........................................           697            911           2,157           355          7,772
  Accounting (Note 3)............................        18,000         18,000          18,000        18,000         24,000
  Legal (Note 3).................................         9,767          6,568           9,468        11,320         12,402
  Registration...................................         2,632          2,476           1,943           280          3,054
  Audit..........................................         7,946          7,522           8,376         8,431          9,300
  Directors......................................           967            417             821           915          4,721
  Amortization of organization costs (Note 3)....         3,176          3,176           3,176         3,176          3,176
  Miscellaneous..................................         5,133          2,531           4,427         7,705         17,339
                                                   ------------  --------------  ---------------  -----------  ------------
Total Expenses...................................       185,889        115,542         119,801       122,613        347,623
  Expenses reimbursed and fees waived
    (Note 4).....................................       (12,628)       (39,197)        (58,242)      (62,115)       (70,760)
                                                   ------------  --------------  ---------------  -----------  ------------
Net Expenses.....................................       173,261         76,345          61,559        60,498        276,863
                                                   ------------  --------------  ---------------  -----------  ------------
NET INVESTMENT INCOME (LOSS).....................       (90,354)       (63,130)        450,260       372,070      2,125,206
                                                   ------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments sold...      (133,362)      (201,524)         60,329        (4,068)        (1,928)
  Net change in unrealized appreciation
    (depreciation) on investments................     3,226,469      1,217,298          87,795       300,184        --
                                                   ------------  --------------  ---------------  -----------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS....................................     3,093,107      1,015,774         148,124       296,116         (1,928)
                                                   ------------  --------------  ---------------  -----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.....................................  $  3,002,753   $    952,644     $   598,384     $ 668,186   $  2,123,278
                                                   ------------  --------------  ---------------  -----------  ------------
                                                   ------------  --------------  ---------------  -----------  ------------

 See Notes to Financial Statements.     15           TRANS ADVISER FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                        GROWTH/                   AGGRESSIVE                INTERMEDIATE
                                                         VALUE                      GROWTH                      BOND
                                                          FUND                       FUND                       FUND
                                               --------------------------  ------------------------  --------------------------
                                                  AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT        SHARES
                                               -------------  -----------  ------------  ----------  -------------  -----------
NET ASSETS--September 1, 1995(a).............  $    --                     $    --                   $    --
- ----------------------------------
                                               -------------               ------------              -------------
OPERATIONS:
  Net investment income (loss)...............        (50,747)                   (39,525)                   601,786
  Net realized gain (loss) on investments
    sold.....................................         89,352                     43,284                    (15,393)
  Net change in unrealized appreciation
    (depreciation) on investments............        243,081                     60,569                   (332,831)
                                               -------------               ------------              -------------
    Net Increase in Net Assets Resulting from
      Operations.............................        281,686                     64,328                    253,562
                                               -------------               ------------              -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       --                          --                        (601,786)
                                               -------------               ------------              -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.............................     15,471,301    1,408,416     7,269,024     668,440     14,919,014    1,491,710
  Reinvestment of distributions..............       --            --            --           --             13,886        1,404
  Redemption of shares.......................       (645,322)     (57,598)     (783,438)    (70,133)    (1,227,784)    (122,796)
                                               -------------  -----------  ------------  ----------  -------------  -----------
    Net Increase (Decrease) in Capital
      Transactions...........................     14,825,979    1,350,818     6,485,586     598,307     13,705,116    1,370,318
                                               -------------  -----------  ------------  ----------  -------------  -----------
                                                              -----------                ----------                 -----------
  Net Increase (Decrease) in Net Assets......     15,107,665                  6,549,914                 13,356,892
                                               -------------               ------------              -------------
NET ASSETS--August 31, 1996..................     15,107,665                  6,549,914                 13,356,892
- -----------------------------
                                               -------------               ------------              -------------
OPERATIONS:
  Net investment income (loss)...............        (90,354)                   (63,130)                   450,260
  Net realized gain (loss) on investments....       (133,362)                  (201,524)                    60,329
  Net change in unrealized appreciation
    (depreciation) on investments............      3,226,469                  1,217,298                     87,795
                                               -------------               ------------              -------------
    Net Increase in Net Assets Resulting from
      Operations.............................      3,002,753                    952,644                    598,384
                                               -------------               ------------              -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income......................       --                          --                        (450,260)
  Net realized gain (loss) on investments
    sold.....................................        (44,429)                   (16,181)                  --
                                               -------------               ------------              -------------
    Total Distribution to Shareholders.......        (44,429)                   (16,181)                  (450,260)
                                               -------------               ------------              -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares.............................      4,624,904      361,307     2,810,182     230,029      3,603,774      361,955
  Reinvestment of distributions..............         10,879          875         4,532         376         10,125        1,023
  Redemption of shares.......................     (2,016,385)    (158,397)     (876,983)    (73,031)    (1,091,386)    (108,147)
                                               -------------  -----------  ------------  ----------  -------------  -----------
    Net Increase (Decrease) in Capital
      Transactions...........................      2,619,398      203,785     1,937,731     157,374      2,522,513      254,831
                                               -------------  -----------  ------------  ----------  -------------  -----------
                                                              -----------                ----------                 -----------
  Net Increase (Decrease) in Net Assets......      5,577,722                  2,874,194                  2,670,637
                                               -------------               ------------              -------------
NET ASSETS--February 28, 1997 (Unaudited)....  $  20,685,387               $  9,424,108              $  16,027,529
- -----------------------------------------
                                               -------------               ------------              -------------
                                               -------------               ------------              -------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     16              TRANS ADVISER FUNDS, INC.

FOR THE YEAR ENDED AUGUST 31, 1996
AND THE SIX MONTHS ENDED FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

                                                                                KENTUCKY                      MONEY
                                                                                TAX-FREE                      MARKET
                                                                                  FUND                         FUND
                                                                        -------------------------  ----------------------------
                                                                           AMOUNT       SHARES        AMOUNT         SHARES
                                                                        ------------  -----------  -------------  -------------
NET ASSETS--September 1, 1995(a)......................................  $    --                    $    --
                                                                        ------------               -------------
- ----------------------------------
OPERATIONS:
  Net investment income (loss)........................................       714,832                   2,473,468
  Net realized gain (loss) on investments sold........................        (2,788)                      2,494
  Net change in unrealized appreciation (depreciation)
    on investments....................................................      (259,742)                   --
                                                                        ------------               -------------
    Net Increase in Net Assets Resulting
      from Operations.................................................       452,302                   2,475,962
                                                                        ------------               -------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income...............................................      (828,883)                 (2,473,468)
                                                                        ------------               -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares......................................................    28,751,437    2,814,888    446,620,681    446,620,681
  Reinvestment of distributions.......................................       559,139       57,538         84,304         84,304
  Redemption of shares................................................   (13,093,506)  (1,297,814)  (370,344,632)  (370,344,632)
                                                                        ------------  -----------  -------------  -------------
    Net Increase (Decrease) in Capital Transactions...................    16,217,070    1,574,612     76,360,353     76,360,353
                                                                        ------------  -----------  -------------  -------------
                                                                                      -----------                 -------------
  Net Increase (Decrease) in Net Assets...............................    15,840,489                  76,362,847
                                                                        ------------               -------------
NET ASSETS--August 31, 1996...........................................    15,840,489                  76,362,847
- -----------------------------
                                                                        ------------               -------------
OPERATIONS:
  Net investment income (loss)........................................       372,070                   2,125,206
  Net realized gain (loss) on investments.............................        (4,068)                     (1,928)
  Net change in unrealized appreciation (depreciation)
    on investments....................................................       300,184                    --
                                                                        ------------               -------------
    Net Increase in Net Assets Resulting from
      Operations......................................................       668,186                   2,123,278
                                                                        ------------               -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...............................................      (431,726)                 (2,125,206)
  Net realized gain (loss) on investments sold........................       --                           (2,520)
                                                                        ------------               -------------
    Total Distribution to Shareholders................................      (431,726)                 (2,127,726)
                                                                        ------------               -------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares......................................................       519,442       51,065    241,892,119    241,846,519
  Reinvestment of distributions.......................................       180,402       17,695        193,146        193,146
  Redemption of shares................................................    (4,960,263)    (487,815)  (220,754,088)  (220,708,488)
                                                                        ------------  -----------  -------------  -------------
    Net Increase (Decrease) in Capital Transactions...................    (4,260,419)    (419,055)    21,331,177     21,331,177
                                                                        ------------  -----------  -------------  -------------
                                                                                      -----------                 -------------
  Net Increase (Decrease) in Net Assets...............................    (4,023,959)                 21,326,729
                                                                        ------------               -------------
NET ASSETS--February 28, 1997 (Unaudited).............................  $ 11,816,530               $  97,689,576
- -----------------------------------------
                                                                        ------------               -------------
                                                                        ------------               -------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

See Notes to Financial Statements.     17              TRANS ADVISER FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Trans Adviser Funds, Inc. (the "Company") is an open-end management investment company incorporated under the laws of the State of Maryland. The Company currently consists of five operational non-diversified investment portfolios, the Growth/Value Fund, the Aggressive Growth Fund, the Intermediate Bond Fund, the Kentucky Tax-Free Fund, and the Money Market Fund (each a "Fund" and collectively the "Funds"). The Funds, except for Money Market Fund, are offered at Net Asset Value ("NAV") plus a sales charge, currently 4.50% of NAV. The Money Market Fund is offered at NAV. The Funds commenced investment operations on the following dates:

Growth/Value Fund         September 29, 1995
Aggressive Growth Fund    September 29, 1995
Intermediate Bond Fund    October 3, 1995
Kentucky Tax-Free Fund    September 27, 1995
Money Market Fund         September 29, 1995

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates but are expected to be immaterial.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION-All securities held by the Money Market Fund are valued utilizing the amortized cost method, which approximates market value, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Securities, other than short-term, held by the other Funds (the "Bond and Equity Funds") for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Directors. Securities with a maturity of 60 days or less held by the Bond and Equity Funds are valued at amortized cost.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION-In all Funds other than the Kentucky Tax-Free Fund, if a fixed income investment is purchased at a premium, the premium is not amortized. The Kentucky Tax-Free Fund amortizes premium on fixed income investments to the maturity (or first call) date using the yield to maturity method. If a fixed income investment is purchased at a discount (other than original issue discount), the discount is not accreted. Original issue discount on fixed income investments is accreted daily using yield to maturity method.

INTEREST AND DIVIDEND INCOME-Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared daily and paid monthly for the Money Market Fund, the Kentucky Tax-Free Fund, and the Intermediate Bond Fund, and declared and paid annually for the Aggressive Growth Fund and the Growth/Value Fund. Net capital gain, if any, is distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS-The costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five year period beginning with the commencement of the respective Fund's operations. Certain of these costs were paid by Forum Financial Services, Inc. and have been reimbursed by the respective Funds.

                                       18              TRANS ADVISER FUNDS, INC.

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

FEDERAL TAXES-Each Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Company accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds.

REPURCHASE AGREEMENTS-The Aggressive Growth Fund, the Intermediate Bond Fund and the Money Market Fund may invest in repurchase agreements. Each Fund, through an agent bank under a tri-party agreement, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price plus accrued interest. The investment adviser is responsible for determining the value of the underlying securities at all times. In the event of default, the Fund may have difficulties with the disposition of such securities.

REALIZED GAIN AND LOSS-Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold are determined on the basis of identified cost.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser of the Funds is Trans Financial Bank, N.A. (the "Adviser"). The Adviser receives a monthly advisory fee from the Growth/Value Fund and the Aggressive Growth Fund at an annual rate of 1.00% of the respective Fund's average daily net assets. The Adviser receives a monthly advisory fee from the Intermediate Bond Fund and the Kentucky Tax-Free Fund at an annual rate of 0.40% of the respective Fund's average daily net assets. The Adviser receives a monthly advisory fee from the Money Market Fund at an annual rate of 0.20% of the Fund's average daily net assets. Pursuant to a Sub - Advisory Agreement between the Adviser and Mastrapasqua and Associates, Inc. ("M&A") (the "Sub-Adviser"), the Adviser may delegate certain of its advisory responsibilities to the Sub-Adviser. For its services, M&A is paid by the Adviser as follows: with respect to the Aggressive Growth and the Growth/Value Funds, the Adviser (not the Fund) pays to M&A an annual fee, calculated daily and paid monthly, of 0.50% on the first $100 million of such Funds' combined average daily net assets plus 0.25% of such Funds' combined average daily net assets in excess of $100 million for its services, and, with respect to each other, the Adviser (not the Fund) pays M&A an annual fee, calculated on a daily basis and paid monthly, of 0.03% of average daily net assets for its services.

Effective October 24, 1996, the administrator of the Funds is Forum Administrative Services, LLC ("FAS") and for its services it receives a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund. Forum Financial Services, Inc. ("Forum") acts as the Company's distributor pursuant to a separate Distribution Agreement with the Company. Forum receives no compensation under that agreement. In addition, certain legal expenses were charged to the Company by FAS amounting to $1,931.

Prior to October 24, 1996, the administrator of the Funds was Forum, and for its services received a fee for each Fund equal to the greater of $25,000 per year or 0.15% of the annual average daily net assets of each Fund.

Forum Financial Corp. ("FFC"), an affiliate of FAS and Forum, serves as the Funds' transfer agent and dividend disbursing agent, and for those services receives an annual fee of $12,000 plus account and series charges. The Company has adopted a shareholder service plan under which the Company pays FAS a shareholder servicing fee at an annual rate of 0.25% of the daily net assets of each Fund. FAS may pay any or all amounts of these payments to various institutions which provide shareholder servicing to their customers. FFC also serves as the Company's fund accountant and is compensated for those services at an amount of $36,000 per year per Fund plus certain amounts based upon the number and types of portfolio transactions within each Fund.

                                       19              TRANS ADVISER FUNDS, INC.

FEBRUARY 28, 1997 (Unaudited)
- ----------------------------------------------------------------------------

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES
The Adviser has voluntarily waived a portion of its fees and assumed certain expenses of the Funds so that total expenses of the Funds would not exceed a certain limitation. For the six months ended February 28, 1997, fees waived and expenses reimbursed were as follows:

                                                                  FEES WAIVED    EXPENSES REIMBURSED
                                                                 -------------  ----------------------
Growth/Value Fund..............................................    $  12,628          $       --
Aggressive Growth Fund.........................................       39,197                  --
Intermediate Bond Fund.........................................       28,976              29,266
Kentucky Tax-Free Fund.........................................       28,478              33,637
Money Market Fund..............................................       70,760                  --

NOTE 5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the six months ended February 28, 1997 were as follows:

                                                            COST OF PURCHASES    PROCEEDS FROM SALES
                                                            ------------------  ---------------------
Growth/Value Fund.........................................     $  6,225,001         $   3,240,579
Aggressive Growth Fund....................................        2,689,176             1,164,824
Intermediate Bond Fund....................................        5,640,333             3,374,356
Kentucky Tax-Free Fund....................................               --             4,519,568

For the period ended February 28, 1997, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for Federal income tax purposes were as follows:

                                                                                    NET APPRECIATION
                                  UNREALIZED APPRECIATION  UNREALIZED DEPRECIATION   (DEPRECIATION)
                                  -----------------------  -----------------------  -----------------
Growth/Value Fund...............       $   3,848,668             $   379,118          $   3,469,550
Aggressive Growth Fund..........           1,773,754                 495,887              1,277,867
Intermediate Bond Fund..........              30,934                 275,970               (245,036)
Kentucky Tax-Free Fund..........              77,419                  36,977                 40,442

NOTE 6. CONCENTRATION OF CREDIT RISK

The Kentucky Tax-Free Fund invests substantially all of its assets in debt obligations of issuers located in the state of Kentucky. The issuers' abilities to meet their obligations may be affected by Kentucky economic or political developments.

                                       20              TRANS ADVISER FUNDS, INC.

FINANCIAL HIGHLIGHTS
- ----------------------------------------------------------------------------

                                         GROWTH                  AGGRESSIVE               INTERMEDIATE
                                         VALUE                     GROWTH                     BOND
                                          FUND                      FUND                      FUND
SELECTED PER SHARE DATA AND     ------------------------  ------------------------  ------------------------
RATIOS FOR A                    SIX MONTHS      YEAR      SIX MONTHS      YEAR      SIX MONTHS      YEAR
SHARE OUTSTANDING THROUGHOUT       ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
THE PERIOD                      2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)
                                -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
  Period......................   $   11.18    $   10.00    $   10.95    $   10.00    $    9.75    $   10.00
                                -----------  -----------  -----------  -----------  -----------  -----------
Investment Operations
  Net Investment Income
    (Loss)....................       (0.06)       (0.06)(c)      (0.08)      (0.11)(c)       0.31       0.57(c)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        2.22         1.24         1.63         1.06         0.11        (0.25)
                                -----------  -----------  -----------  -----------  -----------  -----------
Total from Investment
  Operations..................        2.16         1.18         1.55         0.95         0.42         0.32
                                -----------  -----------  -----------  -----------  -----------  -----------
Distributions from
  Net Investment Income.......       (0.03)      --            (0.03)      --            (0.31)       (0.57)
  Net Realized Gain on
    Investments...............      --           --           --           --           --           --
                                -----------  -----------  -----------  -----------  -----------  -----------
Total Distributions...........       (0.03)      --            (0.03)      --            (0.31)       (0.57)
                                -----------  -----------  -----------  -----------  -----------  -----------
Net Asset Value, End of
  Period......................   $   13.31    $   11.18    $   12.47    $   10.95    $    9.86    $    9.75
                                -----------  -----------  -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------  -----------  -----------

Total Return(b)............       42.67%(e)    11.80%       30.53%(e)     9.50%        8.79%(e)     3.23%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  20,685    $  15,108    $   9,424    $   6,550    $  16,028    $  13,357
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (e).......................        1.95%        1.95%        1.95%        1.95%        0.85%        0.68%
  Expenses excluding
    reimbursement/waiver
    (e).......................        2.09%        2.83%        2.95%        5.05%        1.65%        2.04%
  Net investment income (loss)
    including
    reimbursement/waiver
    (e).......................       (1.02)%      (0.62 )%      (1.61 )%      (1.26 )%       6.22%       6.31%
Average Commission Rate(d)....  $   0.0576   $   0.0700   $   0.0553   $   0.0800          N/A          N/A
Portfolio Turnover Rate.......       18.89%       21.12%       15.45%       15.70%       26.77%       12.38%
- --------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e) Annualized.

(f)  Unaudited.

                                       21              TRANS ADVISER FUNDS, INC.

- ----------------------------------------------------------------------------

                                        KENTUCKY                   MONEY
                                        TAX-FREE                   MARKET
                                          FUND                      FUND
SELECTED PER SHARE DATA AND     ------------------------  ------------------------
RATIOS FOR A                    SIX MONTHS      YEAR      SIX MONTHS      YEAR
SHARE OUTSTANDING THROUGHOUT       ENDED        ENDED        ENDED        ENDED
THE PERIOD                      2/28/97(f)   8/31/96(a)   2/28/97(f)   8/31/96(a)
                                -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
  Period......................   $   10.06    $   10.00    $    1.00    $    1.00
                                -----------  -----------  -----------  -----------
Investment Operations
  Net Investment Income
    (Loss)....................        0.18         0.51(c)       0.03        0.05(c)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments...............        0.25         0.06       --           --
                                -----------  -----------  -----------  -----------
Total from Investment
  Operations..................        0.43         0.57         0.03         0.05
                                -----------  -----------  -----------  -----------
Distributions from
  Net Investment Income.......       (0.26)       (0.51)       (0.03)       (0.05)
  Net Realized Gain on
    Investments...............      --           --           --           --
                                -----------  -----------  -----------  -----------
Total Distributions...........       (0.26)       (0.51)       (0.03)       (0.05)
                                -----------  -----------  -----------  -----------
Net Asset Value, End of
  Period......................   $   10.23    $   10.06    $    1.00    $    1.00
                                -----------  -----------  -----------  -----------
                                -----------  -----------  -----------  -----------
Total Return(b)............        8.90%(e)     5.80%        5.11%(e)     4.70%

Ratio/Supplementary Data:
Net Assets at End of Period
  (000's omitted).............   $  11,817    $  15,840    $  97,690    $  76,363
Ratios to Average Net Assets:
  Expenses including
    reimbursement/waiver
    (e).......................        0.85%        0.82%        0.65%        0.65%
  Expenses excluding
    reimbursement/waiver
    (e).......................        1.72%        1.65%        0.82%        0.99%
  Net investment income (loss)
    including
    reimbursement/waiver
    (e).......................        5.23%        5.30%        4.99%        4.94%
Average Commission Rate(d)....         N/A          N/A          N/A          N/A
Portfolio Turnover Rate.......        0.00%      145.12%         N/A          N/A
- --------------------

(a) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(b) Total return calculation does not include sales charges.

(c) Using weighted average shares outstanding for the period.

(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.

(e) Annualized.

(f)  Unaudited.

                           COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 15, 1997

                         California Tax-Free Money Fund


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the California Tax-Free Money Fund of Countrywide Tax- Free Trust dated August 15, 1997. A copy of the Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                   TABLE OF CONTENTS                 PAGE

THE TRUST ..............................................3
MUNICIPAL OBLIGATIONS.................................. 4
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS............... 7
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..........10
INVESTMENT LIMITATIONS.................................13
TRUSTEES AND OFFICERS................................. 15
THE INVESTMENT ADVISER AND UNDERWRITER.................18
DISTRIBUTION PLAN......................................20
SECURITIES TRANSACTIONS................................21
PORTFOLIO TURNOVER.....................................23
CALCULATION OF SHARE PRICE............................ 23
TAXES..................................................25
REDEMPTION IN KIND.....................................28
HISTORICAL PERFORMANCE INFORMATION.....................28
PRINCIPAL SECURITY HOLDERS.............................29
CUSTODIAN..............................................30
AUDITORS...............................................30
TRANSFER AGENT.........................................30
TAX EQUIVALENT YIELD TABLE.............................32
FINANCIAL STATEMENTS . . . ............................33

THE TRUST
---------
         Countrywide Tax-Free Trust (the "Trust") was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers seven series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax- Free Money Fund (formerly the Royal Palm Florida Tax-Free Money Fund) and the Kentucky Tax-Free Fund. This Statement of Additional Information provides information relating to the California Tax-Free Money Fund (the "Fund"). Information relating to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Kentucky Tax-Free Fund is provided in separate Statements of Additional Information. The Fund has its own investment objective and policies.

         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A shares ("Retail Shares") and Class B shares ("Institutional Shares") of the Fund represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) Retail Shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares;
(iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting privileges and automatic investment and redemption plans. The Board of Trustees may classify and reclassify shares of the Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
         The Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Fund invests primarily in

California Obligations, which are Municipal Obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and California income tax.

         TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

         TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. In connection with these investments, the Fund will direct its Custodian to place cash, U.S. Government obligations or other liquid high-grade debt instruments in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for the Fund to make payment for securities purchased on a when- issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. The Fund may invest in participation interests in Municipal Obligations. The Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. The Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
----------------------------------------
         The Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

         Moody's Ratings
         ---------------
         1. TAX-EXEMPT BONDS. The two highest ratings of Moody's for tax-exempt bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

         2. TAX-EXEMPT NOTES. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG- 1 group.

         3. TAX-EXEMPT COMMERCIAL PAPER. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P Ratings
         -----------
         1. TAX-EXEMPT BONDS. The two highest ratings of S&P for tax-exempt bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. TAX-EXEMPT NOTES. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. TAX-EXEMPT COMMERCIAL PAPER. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A-1).

         Fitch Ratings
         --------------
         1. TAX-EXEMPT BONDS. The two highest ratings of Fitch for tax-exempt bonds are AAA and AA. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. TAX-EXEMPT NOTES. The ratings F-1+ and F-1 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues.

         3. TAX-EXEMPT COMMERCIAL PAPER. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         GENERAL. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Fund. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch.

         Subsequent to its purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If an obligation ceases to be rated or the rating of an obligation held by the Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
----------------------------------------------
         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objective and Policies") appears below:

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Fund does not presently intend to invest in taxable commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A- 1 or A-2.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of the repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of the Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the Fund).

INVESTMENT LIMITATIONS
-----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     THE LIMITATIONS APPLICABLE TO THE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

         12. Senior Securities. The Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of the Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust and their aggregate compensation from the Countrywide Family of Funds (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1996. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                                              AGGREGATE
                                                           COMPENSATION     COMPENSATION
                                                               FROM             FROM
NAME                        AGE      POSITION HELD             TRUST        COUNTRYWIDE FAMILY
 Donald L. Bodgon, MD        66      Trustee              $      0            $     0
 John R. Delfino             63      Trustee                     0                  0
+H. Jerome Lerner            58      Trustee                 2,467              7,500
*Robert H. Leshner           57      President/Trustee           0                  0
*Angelo R. Mozilo            58      Chairman/Trustee            0                  0
+Oscar P. Robertson          57      Trustee                 1,167              4,700
 John F. Seymour, Jr.        59      Trustee                     0                  0
+Sebastiano Sterpa           67      Trustee                     0                  0
 Robert G. Dorsey            40      Vice President              0                  0
 John F. Splain              40      Secretary                   0                  0
 Mark J. Seger               35      Treasurer                   0                  0

  *      Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments,
         Inc., are each an "interested person" of the Trust within the meaning of Section
         2(a)(19) of the Investment Company Act of 1940.
  +      Member of Audit Committee.

                                                          - 19 -

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 435 Arden Avenue, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology and until 1993 he was Chairman of the Board of Glendale Memorial Hospital.

         JOHN R. DELFINO, 2029 Century Park East, Los Angeles, California is President of Concorde Capital Corporation (an investment firm). Until 1993 he was a director of Cypress Financial and Chairman of Rancho Santa Margarita, mortgage banking firms.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc., a manufacturer of electronic connectors.

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc.
(a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and President and a Trustee of Countrywide Investment Trust and Countrywide Strategic
Trust, registered investment companies.

         ANGELO R. MOZILO, 4500 Park Granada Road, Calabasas, California is Vice Chairman and Executive Vice President of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee) and LandSafe, Inc. (the parent company of fifteen LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Capital Markets, Inc., (parent company of Countrywide Securities Corporation and Countrywide Servicing Exchange) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer), each a subsidiary of Countrywide Credit Industries, Inc. He is Chairman and a Trustee of Countrywide Investment Trust and Countrywide
Strategic Trust.  He is also Vice Chairman of CWM Mortgage Holdings, Inc.
(a publicly-held real estate investment trust).

         OSCAR P. ROBERTSON,  4293 Muhlhauser Road, Fairfield, Ohio is President
of  Orchem  Corp.,  a  chemical  specialties   distributor,   and  Orpack  Stone
Corporation, a corrugated box manufacturer.

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Agency and a consultant for Orange Coast Title Co. (a title insurance company). He is also a director of Irvine Apartment Communities (a real estate investment trust) and Inco Homes (a home builder). Until 1994 he was a director of the California Housing Finance Agency.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc., Vice President - Finance
and Treasurer of Countrywide Financial Services, Inc. and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose
Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capital Square Funds, The Dean Family of Funds and The New York State Opportunity Funds and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments, all of which are registered investment companies. JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. and Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds, Interactive Investments, The Dean Family of Funds and the New York State Opportunity Funds.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Strategic Trust,
Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., Capitol Square Funds, The Dean Family of Funds and the New York State Opportunity Funds and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Investment Trust and Countrywide Strategic Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
---------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), formerly Midwest Group Financial Services, Inc., is the Fund's investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner may be deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from
$100,000,000  to  $200,000,000,   .4%  of  such  assets  from   $200,000,000  to
$300,000,000 and .375% of such assets in excess of $300,000,000. The total fees paid by the Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended June 30, 1996, 1995 and 1994, the Fund accrued advisory fees of $142,143, $113,878 and $126,852, respectively; however, the Adviser voluntarily waived $6,600, $34,500 and $66,715 of such fees for the fiscal years ended June 30, 1996,

1995 and 1994, respectively, in order to reduce the operating expenses of the Fund.

         The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Fund's Retail Shares to the extent that such expenses are not assumed by the Retail Shares under its plan of distribution (see below). The Adviser pays from its own resources promotional expenses in connection with the distribution of the Fund's Institutional Shares. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

         By its terms, the Fund's investment advisory agreement will remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Fund's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

         Retail Shares of the Fund may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in Retail Shares for which the dealer is designated as the party responsible for the account. See "Distribution Plan" below.

DISTRIBUTION PLAN
-----------------

         As stated in the Prospectus, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits Retail Shares to pay for expenses incurred in the distribution and promotion of the Fund's Retail Shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Retail Shares of the Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended June 30, 1996, the aggregate distribution-related expenditures for Retail Shares of the Fund under the Class A Plan were $8,687 of which $7,000 was for payments to broker-dealers and others for the sale or retention of Retail Shares and $1,687 was for the preparation of prospectuses and reports for prospective shareholders.

         Agreements implementing the Class A Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's Retail Shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Class A Plan are made in accordance with written agreements.

         The continuance of the Class A Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Class A Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Class A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Retail Shares of the Fund. In the event the Class A Plan is terminated in accordance with its terms, Retail Shares will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the

Independent Trustees or by a vote of the holders of a majority of the outstanding Retail Shares on not more than 60 days' written notice to any other party to the Implementation Agreement. The Class A Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Class A Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Class A Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Class A Plan will benefit the Fund and the holders of its Retail Shares. The Board of Trustees believes that expenditure of assets of Retail Shares for distribution expenses under the Class A Plan should assist in the growth of such shares which will benefit the Fund and the holders of its Retail Shares through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Class A Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of Retail Shares' assets for distribution will be realized. While the Class A Plan is in effect, all amounts spent by Retail Shares pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. The selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Class A Plan and the Implementation Agreements.

SECURITIES TRANSACTIONS
------------------------
         Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Fund may be purchased directly from the issuer. Because the portfolio securities of the Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Fund during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

         The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Fund in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         The Adviser intends to hold the portfolio securities of the Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in the Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE
--------------------------
         The share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New

Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Fund values its portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Fund.

         Pursuant to Rule 2a-7, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of thirteen months or less and invests only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

         The maturity of a floating or variable rate instrument subject to a demand feature held by the Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of a variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         The demand feature of each such instrument must entitle the Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or

(2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO). However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO). An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of the Fund's portfolio holdings by the Board of Trustees to determine whether the Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that the Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         The Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; (ii) derive less than 30% of its gross income in each taxable year from the sale or other disposition of the following assets held for less than three months: (a) stock or securities, (b) options, futures or forward contracts not directly related to its principal business of investing in stock or securities; and (iii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         The Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         The Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Fund intends to invest primarily in obligations the income from which is exempt from California income tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 1996, the Fund had a capital loss carryforward for federal income tax purposes of $1,580, which expires on June
30, 2002.                                                      - 31 -

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
-------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------
         Yield quotations on investments in the Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Fund does not normally recognize unrealized gains and losses under the amortized cost valuation method). The current and effective yields of Retail Shares for the seven days ended June 30, 1996 were 2.74% and 2.78%, respectively. The Fund may also quote a tax-equivalent current or effective yield, computed by dividing that portion of the Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest combined marginal federal and California income tax rate for individuals (46.24%), the tax-equivalent current and effective yields of Retail Shares for the seven days ended June 30, 1996 were 5.10% and 5.17%, respectively.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Retail Shares and Institutional Shares of the Fund. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Fund may use the following publications or indices to discuss or compare Fund performance:

         Donoghue's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Fund may compare performance rankings with money market funds appearing in the Tax Free State Specific Stockbroker & General Purpose Funds category. Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Fund may provide comparative performance information appearing in the California Tax-Exempt Money Market Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------
           As of May 23, 1997, Daniel R. Manning Trust, Ronald Lee Grinker Trustee, 7605 Production Drive, Cincinnati, Ohio owned of record 8.09% of the outstanding shares of the Fund; Fiduciary Trust Co. International Customer's Account, Two World Trade Center, New York, New York owned of record 8.37% of the outstanding shares of the Fund; and Bear Stearns & Co. FBO #5205547218, One MetroTech Center North, Brooklyn, New York owned of record 6.15% of the outstanding shares of the Fund. As of May 23, 1997, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Fund. The Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from the Fund a base fee at the annual rate of
 .005% of average net assets (subject to a minimum annual fee of $1,500 and a maximum fee of $5,000) plus transaction charges for each security transaction of the Fund.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from the Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of the Fund. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Fund pays CFS a fee in accordance with the following schedule:

        Asset Size of Fund                          Monthly Fee
     $          0 - $100,000,000                         $4,250
     $100,000,000 - $250,000,000                         $4,750
     $250,000,000 - $400,000,000                         $5,250
               Over $400,000,000                         $5,750



In addition, the Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Fund. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser equal to the annual rate of .1% of the average value of the Fund's daily net assets. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLE
--------------------------
         The tax equivalent yield table illustrates approximately the yield an individual investor would have to earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

         The table below shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and California 1997 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $121,200 (single return) or $181,800 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $121,200. The tax equivalent yield table has not been adjusted to reflect the impact of these adjustments to taxable income.

CALIFORNIA TAX-FREE MONEY FUND
Taxable Income                                                 Tax-Exempt Yield
                                          Combined
Single               Joint               California     2.5%    3.0%    3.5%     4.0%    4.5%    5.0%
Return               Return              and Federal
                                         Tax Bracket           Tax Equivalent Yield
--------------------------------------------------------------------------------------------------------
Not Over $24,650     Not Over $41,200      20.100%      3.13%   3.75%   4.38%    5.01%   5.63%    6.26%
$24,650-$59,750      $41,200-$99,600       34.696%      3.83    4.59    5.36     6.13    6.89     7.66
$59,750-$124,650     $99,600-$151,750      37.900%      4.03    4.83    5.64     6.44    7.25     8.05
$124,650-$271,050    $151,750-$271,050     43.040%      4.39    5.27    6.14     7.02    7.90     8.78
Over $271,050        Over $271,050         46.244%      4.65    5.58    6.51     7.44    8.37     9.30

                                                                  - 32 -

FINANCIAL STATEMENTS
--------------------
     The Fund's audited financial statements as of June 30, 1996 appear in the Trust's annual report which is attached to this Statement of Additional Information. The Fund's unaudited financial statements as of December 31, 1996 appear in the Trust's semiannual report which is also attached to this Statement of Additional Information.

                                  ANNUAL REPORT
                                  JUNE 30, 1996


                                  OHIO TAX-FREE
                                   Money Fund


                                        o


                                    TAX-FREE
                                   Money Fund


                                        o


                               CALIFORNIA TAX-FREE
                                   Money Fund


                                        o


                           ROYAL PALM FLORIDA TAX-FREE
                                   Money Fund


                                        o


                              TAX-FREE INTERMEDIATE
                                    Term Fund


                                        o


                                  OHIO INSURED
                                  Tax-Free Fund

MANAGEMENT DISCUSSION AND ANALYSIS

==============================================================================

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 4.51% and 4.00% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.54%, which is equivalent to a taxable yield of 7.52%, and the yield for the Fund's Class C shares was 4.14%, which is equivalent to a taxable yield of 6.85%, assuming the maximum federal income tax bracket for individuals.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1996, the Fund's total returns (excluding the impact of applicable sales loads) were 5.05% and 4.44% for Class A shares and Class C shares, respectively. The yield for the Fund's Class A shares at June 30, 1996 was 4.91%, which is equivalent to a taxable yield of 8.79%, and the yield for the Fund's Class C shares was 4.62%, which is equivalent to a taxable yield of 8.27%, assuming the maximum combined federal and Ohio income tax bracket for individuals.

Interest rates continued to decline in the second half of 1995 in response to moderating economic growth and declining fears of inflation. Entering 1996, interest rates were expected to remain low, aided by a slow economy. However, this scenario changed dramatically in February as strong employment growth indicated the economy was performing much better than expected. In the months that followed, employment continued to surge, as did the overall economy. Yields on bonds rose as investors anticipated a subsequent rise in the level of inflation. Thus far, concerns about inflation have proved unwarranted. Nevertheless, the damage had been done and interest rates at June 30, 1996 were higher by about 1% than they were at the beginning of 1996.

Performance in the municipal bond market during the first six months of the fiscal year lagged the performance of the Treasury market. This was due primarily to the persistent discussions regarding tax reform. The fears that municipal income would lose its tax preference kept many investors out of the market. As 1996 began and tax reform appeared less likely, investors began to recognize the value of municipals compared to Treasuries. This caused municipal bonds to outperform Treasury issues over the next six months. For the twelve months ended June 30, 1996, the Lehman Brothers 5-Year Municipal G.O. Bond Index returned 5.41% while the Lehman Brothers 15-Year Municipal G.O. Bond Index returned 7.20%.

Performance of the Tax-Free Intermediate Term Fund was favorable in the first half of the fiscal year as the average maturity was lengthened to take advantage of declining interest rates. Conversely, the sharp reversal of interest rates beginning in February 1996 negatively impacted the Fund's performance versus the Lehman Brothers 5-Year Municipal G.O. Bond Index. We have since shortened the average maturity of the Fund and continue to focus on high quality issues which we believe will help to buffer the impact of volatile market swings.

The Ohio Insured Tax-Free Fund performed comparably to the Lehman Brothers 15-Year Municipal G.O. Bond Index during the first six months of the fiscal year. Again, the rise in interest rates experienced early in 1996, combined with an average maturity slightly longer than the Index, had a detrimental impact on the Fund's third quarter performance. Late in the fiscal year, we initiated portfolio sales designed to generate tax losses for the Fund to offset realized gains and, at the same time, shorten the Fund's average maturity. This helped the Fund outperform the Index during the quarter ended June 30, 1996.

Looking ahead, the economy appears strong as evidenced by robust second quarter growth and employment which has continued to grow. Although there have been some recent signs that the economy may be slowing, most notably in the housing and manufacturing sectors, more evidence is necessary to confirm a changing trend. As 1996 progresses, we believe that the economy will weaken and interest rates will move lower; however, the timing of the slowdown remains in question.

APPENDIX

A representation of the graphic material contained in the Midwest Group Tax Free Trust June 30, 1996 Annual Report is setforth below:

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Tax-Free Intermediate Term Fund* and the Lehman Brothers 5-Year Municipal G.O. Index

LEHMAN BROTHERS 5-YEAR MUNICIPAL G.O. INDEX:      TAX-FREE INTERMEDIATE TERM FUND-CLASS A:
                      QTRLY                                           QTRLY
    DATE              RETURN         BALANCE       DATE               RETURN           BALANCE
    06/30/86                          10,000       06/30/86                              9,800
    09/30/86          3.69%           10,369       09/30/86           2.14%             10,010
    12/31/86          2.63%           10,642       12/31/86           2.08%             10,219
    03/31/87          2.28%           10,884       03/31/87           1.47%             10,369
    06/30/87         -0.92%           10,784       06/30/87          -0.54%             10,313
    09/30/87         -2.06%           10,562       09/30/87          -1.38%             10,171
    12/31/87          3.82%           10,966       12/31/87           2.19%             10,395
    03/31/88          3.10%           11,305       03/31/88           2.35%             10,639
    06/30/88          0.42%           11,353       06/30/88           0.71%             10,714
    09/30/88          1.14%           11,482       09/30/88           1.14%             10,836
    12/31/88          0.61%           11,552       12/31/88           1.16%             10,962
    03/31/89         -0.28%           11,520       03/31/89           0.79%             11,048
    06/30/89          4.70%           12,061       06/30/89           2.56%             11,331
    09/30/89          1.11%           12,195       09/30/89           1.54%             11,505
    12/31/89          2.99%           12,560       12/31/89           2.32%             11,773
    03/31/90          0.48%           12,620       03/31/90           0.57%             11,840
    06/30/90          2.24%           12,903       06/30/90           1.78%             12,050
    09/30/90          1.06%           13,040       09/30/90           0.47%             12,108
    12/31/90          3.32%           13,473       12/31/90           3.11%             12,483
    03/31/91          2.15%           13,762       03/31/91           1.93%             12,724
    06/30/91          1.75%           14,003       06/30/91           1.69%             12,939
    09/30/91          3.55%           14,500       09/30/91           2.89%             13,313
    12/31/91          3.35%           14,986       12/31/91           2.29%             13,619
    03/31/92         -0.08%           14,974       03/31/92           0.48%             13,684
    06/30/92          3.25%           15,461       06/30/92           2.87%             14,076
    09/30/92          2.49%           15,846       09/30/92           2.19%             14,384
    12/31/92          1.59%           16,098       12/31/92           1.98%             14,669
    03/31/93          2.54%           16,507       03/31/93           3.40%             15,167
    06/30/93          2.36%           16,896       06/30/93           2.78%             15,589
    09/30/93          2.16%           17,261       09/30/93           3.17%             16,083
    12/31/93          1.23%           17,473       12/31/93           1.19%             16,274
    03/31/94         -3.15%           16,923       03/31/94          -3.37%             15,724
    06/30/94          1.34%           17,150       06/30/94           0.82%             15,853
    09/30/94          0.81%           17,289       09/30/94           0.57%             15,943
    12/31/94         -0.33%           17,232       12/31/94          -0.91%             15,797
    03/31/95          4.06%           17,931       03/31/95           4.34%             16,484
    06/30/95          2.55%           18,388       06/30/95           2.29%             16,861
    09/30/95          2.73%           18,890       09/30/95           2.07%             17,209
    12/31/95          1.83%           19,236       12/31/95           2.43%             17,627
    03/31/96          0.32%           19,299       03/31/96          -0.43%             17,552
    06/30/96          0.43%           19,382       06/30/96           0.40%             17,622

    Past performance is not predictive of future performance.

    Tax-Free Intermediate Term Fund Average Annual Total Returns


             1 Year         5 Years         10 Years          Since Inception
Class A      2.42%          5.94%           5.83%             6.34%
Class C      4.00%          N/A             N/A               2.57%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

Comparison of the Change in Value since June 30, 1986 of a $10,000 Investment in the Ohio Insured Tax-Free Fund* and the Lehman Brothers 15-Year Municipal G.O. Index

LEHMAN BROTHERS 15-YEAR MUNICIPAL G.O. INDEX:         OHIO INSURED TAX-FREE FUND-CLASS A:
                        QTRLY                                           QTRLY
    DATE                RETURN           BALANCE      DATE              RETURN           BALANCE

    06/30/86                              10,000      06/30/86                             9,600
    09/30/86            6.37%             10,637      09/30/86           4.23%            10,006
    12/31/86            3.60%             11,020      12/31/86           3.60%            10,366
    03/31/87            2.71%             11,319      03/31/87           2.58%            10,634
    06/30/87           -4.83%             10,772      06/30/87          -3.65%            10,246
    09/30/87           -3.49%             10,396      09/30/87          -2.38%            10,002
    12/31/87            6.64%             11,086      12/31/87           3.41%            10,343
    03/31/88            3.11%             11,431      03/31/88           3.62%            10,717
    06/30/88            1.98%             11,657      06/30/88           2.10%            10,943
    09/30/88            2.57%             11,957      09/30/88           2.15%            11,178
    12/31/88            1.94%             12,189      12/31/88           2.24%            11,428
    03/31/89            0.38%             12,235      03/31/89           0.79%            11,518
    06/30/89            6.32%             13,008      06/30/89           4.27%            12,010
    09/30/89           -0.43%             12,953      09/30/89          -0.04%            12,005
    12/31/89            4.42%             13,525      12/31/89           3.71%            12,450
    03/31/90           -0.01%             13,524      03/31/90          -0.10%            12,438
    06/30/90            2.29%             13,833      06/30/90           1.90%            12,673
    09/30/90           -0.41%             13,777      09/30/90           0.08%            12,684
    12/31/90            4.42%             14,386      12/31/90           3.97%            13,187
    03/31/91            1.85%             14,652      03/31/91           1.78%            13,422
    06/30/91            1.96%             14,939      06/30/91           1.96%            13,685
    09/30/91            4.09%             15,550      09/30/91           3.66%            14,186
    12/31/91            3.13%             16,037      12/31/91           3.19%            14,638
    03/31/92            0.54%             16,123      03/31/92          -0.06%            14,630
    06/30/92            3.81%             16,738      06/30/92           4.35%            15,266
    09/30/92            2.86%             17,216      09/30/92           1.95%            15,563
    12/31/92            2.47%             17,641      12/31/92           2.29%            15,920
    03/31/93            4.24%             18,389      03/31/93           3.78%            16,522
    06/30/93            3.67%             19,064      06/30/93           3.70%            17,134
    09/30/93            4.17%             19,859      09/30/93           3.86%            17,795
    12/31/93            1.56%             20,169      12/31/93           0.73%            17,924
    03/31/94           -6.78%             18,802      03/31/94          -5.28%            16,978
    06/30/94            1.42%             19,069      06/30/94           0.50%            17,063
    09/30/94            0.41%             19,147      09/30/94           0.17%            17,092
    12/31/94           -1.75%             18,812      12/31/94          -0.77%            16,962
    03/31/95            8.41%             20,394      03/31/95           6.59%            18,080
    06/30/95            2.23%             20,849      06/30/95           1.69%            18,385
    09/30/95            3.65%             21,610      09/30/95           2.33%            18,814
    12/31/95            4.05%             22,485      12/31/95           4.45%            19,652
    03/31/96           -0.95%             22,271      03/31/96          -2.15%            19,228
    06/30/96            0.35%             22,349      06/30/96           0.44%            19,313


Past performance is not predictive of future performance.

Ohio Insured Tax-Free Fund Average Annual Total Returns

            1 Year       5 Years       10 Years       Since Inception
Class A     0.85%        6.26%         6.80%          7.76%
Class C     4.44%        N/A           N/A            2.78%


*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November 1, 1993.


STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

==========================================================================================================================
                                                                 OHIO                           CALIFORNIA
                                                               TAX-FREE         TAX-FREE         TAX-FREE
                                                              MONEY FUND       MONEY FUND       MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $  239,927,043   $   25,006,218   $   37,663,286
                                                            ===============  ===============  ===============
   At amortized cost......................................  $  239,821,479   $   24,955,523   $   37,579,388
                                                            ===============  ===============  ===============
   At value (Note 2)......................................  $  239,821,479   $   24,955,523   $   37,579,388
Cash .....................................................         389,643          201,132          217,437
Receivable for securities sold............................       1,200,000               --               --
Interest receivable ......................................       1,735,318          215,571          378,408
Other assets .............................................           8,229            1,452            1,288
                                                            ---------------  ---------------  ---------------

     TOTAL ASSETS.........................................     243,154,669       25,373,678       38,176,521
                                                            ---------------  ---------------  ---------------

LIABILITIES
Dividends payable.........................................         196,018            1,410            4,318
Payable for securities purchased..........................       2,510,625               --        2,017,280
Payable to affiliates (Note 4) ...........................         107,176           25,211           27,177
Other accrued expenses and liabilities ...................          17,958            4,669            5,685
                                                            ---------------  ---------------  ---------------
     TOTAL LIABILITIES....................................       2,831,777           31,290        2,054,460
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $  240,309,987   $   25,343,438   $   36,123,641
Accumulated net realized gains (losses) from
   security transactions..................................          12,905          ( 1,050 )        ( 1,580 )
                                                            ---------------  ---------------  ---------------
Net assets................................................  $  240,322,892   $   25,342,388   $   36,122,061
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ............     240,309,987       25,353,881       36,123,641
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption price
   per share (Note 2) ....................................  $         1.00   $         1.00   $         1.00
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

=========================================================================================================================
                                                                 OHIO                            CALIFORNIA
                                                               TAX-FREE          TAX-FREE         TAX-FREE
                                                              MONEY FUND        MONEY FUND       MONEY FUND
- -------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Interest income........................................  $    9,278,740   $    1,149,293   $    1,046,105
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................       1,117,233          140,891          142,143
   Distribution expenses (Note 4).........................         451,624           25,946            8,687
   Accounting services fees (Note 4)......................          45,000           39,000           39,000
   Shareholder services and transfer agent fees (Note 4)..          71,194           25,208           14,237
   Postage and supplies...................................          44,641           15,894            4,936
   Professional fees......................................          18,887            5,687            6,387
   Insurance expense......................................          21,136            4,054            3,615
   Registration fees......................................           6,791            8,994            1,223
   Custodian fees (Note 4)................................           7,148            3,701            4,639
   Pricing expenses.......................................           5,954            2,099            3,108
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Reports to shareholders ...............................           6,478            2,257            1,194
   Other expenses ........................................          13,633            1,796            1,424
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................       1,813,152          278,960          234,026
   Fees waived by the Adviser (Note 4) ...................              --               --          ( 6,600)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................       1,813,152          278,960          227,426
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       7,465,588          870,333          818,679
                                                            ---------------  ---------------  ---------------

NET REALIZED GAINS (LOSSES) FROM
   SECURITY TRANSACTIONS .................................           ( 709)           ( 564)             116
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS .......................................  $    7,464,879   $      869,769   $      818,795
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                            CALIFORNIA
                                                    OHIO TAX-FREE                TAX-FREE                    TAX-FREE
                                                      MONEY FUND                 MONEY FUND                 MONEY FUND

                                                 YEAR           YEAR          YEAR           YEAR          YEAR         YEAR
                                                 ENDED         ENDED         ENDED          ENDED         ENDED        ENDED
                                               JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,
                                                 1996          1995          1996           1995           1996         1995
==================================================================================================================================
FROM OPERATIONS:
  Net investment income ...............       $7,465,588     $6,762,272     $870,333    $   865,650     $  818,679   $  643,953
  Net realized gains (losses) from
   security transactions ..............           ( 709)         8,226         ( 564)         ( 774)           116          234
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase in net assets from
     operations........................       7,464,879      6,770,498       869,769        864,876        818,795      644,187
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME .........      ( 7,465,588)   ( 6,764,671)    ( 873,034)     ( 862,949)     ( 818,679)    (644,370)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5):
  Proceeds from shares sold ...........     565,969,095    532,441,705    49,546,956     51,748,931    119,659,991    84,546,054
  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders....................       4,885,920      4,449,982      839,246         814,800        753,406      572,727
  Payments for shares redeemed ........    (557,137,769) ( 523,292,513) (51,732,766)    (57,041,748)  (103,816,208) (90,102,140)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from capital share transactions......      13,717,246     13,599,174    (1,346,564)    (4,478,017)    16,597,189   (4,983,359)
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS  .........................      13,716,537     13,605,001    (1,349,829)   ( 4,476,090)    16,597,305   (4,983,542)

NET ASSETS:
   Beginning of year...................     226,606,355    213,001,354    26,692,217     31,168,307     19,524,756   24,508,298
                                            -----------    -----------   -----------    -----------    -----------  -----------
   End of year........................     $240,322,892   $226,606,355   $25,342,388    $26,692,217    $36,122,061  $19,524,756
                                           ============   ============   ===========    ===========    ===========  ===========

UNDISTRIBUTED NET INVESTMENT INCOME...     $         --   $         --   $        --    $     2,701    $        --  $        --
                                           ============   ============   ===========    ===========    ===========  ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1996

===========================================================================================================================
                                                                                                ROYAL PALM
                                                                 TAX-FREE      OHIO INSURED      FLORIDA
                                                               INTERMEDIATE      TAX-FREE        TAX-FREE
                                                                 TERM FUND         FUND         MONEY FUND
- ---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost....................................  $   71,673,021   $   76,483,492   $   47,075,493
                                                            ===============  ===============  ===============
   At amortized cost......................................  $   71,287,629   $   76,453,032   $   46,976,072
                                                            ===============  ===============  ===============
   At value (Note 2) .....................................  $   72,708,536   $   79,588,215   $   46,976,072
Cash .....................................................         100,018           40,602           18,144
Receivable for capital shares sold........................         217,106           13,090               --
Recevable for securities sold.............................              --               --          750,000
Interest receivable ......................................       1,321,055          692,613          383,034
Other assets .............................................           3,657            3,374            1,355
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS...........................................      74,350,372       80,337,894       48,128,605
                                                            ---------------  ---------------  ---------------

LIABILITIES

Dividends payable.........................................          47,457           73,272           50,161
Payable for capital shares redeemed ......................         326,049          299,745               --
Payable for securities purchased..........................         995,174               --               --
Payable to affiliates (Note 4) ...........................          57,085           43,498           21,006
Other accrued expenses and liabilities....................          11,202           10,702            6,299
                                                            ---------------  ---------------  ---------------

     TOTAL LIABILITIES ...................................       1,436,967          427,217           77,466
                                                            ---------------  ---------------  ---------------

NET ASSETS  ..............................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

Net assets consist of:
Capital shares ...........................................  $   73,113,280   $   76,775,988   $   48,052,337
Accumulated net realized losses from security
     transactions ........................................     ( 1,620,782)           ( 494)          ( 1,198)
Net unrealized appreciation on investments................       1,420,907        3,135,183               --
                                                            ---------------  ---------------  ---------------

Net assets................................................  $   72,913,405   $   79,910,677   $   48,051,139
                                                            ===============  ===============  ===============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares...................  $   67,674,858   $   75,938,183   $   28,906,381
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5).....................       6,238,847        6,345,325       28,907,579
                                                            ===============  ===============  ===============
Net asset value and redemption price per share (Note 2) ..  $        10.85   $        11.97   $         1.00
                                                            ===============  ===============  ===============
Maximum offering price per share (Note 2) ................  $        11.07   $        12.47   $         1.00
                                                            ===============  ===============  ===============

PRICING OF CLASS C SHARES(A)
Net assets applicable to Class C shares(A)................  $    5,238,547   $    3,972,494   $   19,144,758
                                                            ===============  ===============  ===============
Shares of beneficial interest outstanding
   (unlimited number of shares
   authorized, no par value) (Note 5) ....................         482,869          331,937       19,144,758
                                                            ===============  ===============  ===============

Net asset value, offering price and redemption
     price per share (Note 2) ............................        $  10.85          $ 11.97      $     1.00
                                                            ===============  ===============  ===============

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 1996

==========================================================================================================================
                                                                                                  ROYAL PALM
                                                               TAX-FREE         OHIO INSURED        FLORIDA
                                                             INTERMEDIATE         TAX-FREE         TAX-FREE
                                                               TERM FUND            FUND          MONEY FUND
- --------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income........................................  $    4,390,262   $    4,651,670   $    1,170,195
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 4)......................         398,576          397,265          152,663
   Distribution expenses, Class A (Note 4)................         115,756           14,824            8,631
   Distribution expenses, Class C (Note 4) ...............          22,701           12,297              --
   Shareholder services and transfer agent fees,
     Class A (Note 4) ....................................          72,503           40,277           12,000
   Shareholder services and transfer agent fees,
     Class C (Note 4) ....................................          12,000           12,000              --
   Shareholder services and transfer agent fees,
     Class B (Note 4) ....................................             --               --             1,000
   Accounting services fees (Note 4) .....................          57,000           57,000           40,000
   Postage and supplies...................................          60,880           29,106            6,538
,  Pricing expenses.......................................          17,468           15,413            2,778
   Professional fees .....................................           8,849            9,070            6,187
   Insurance expense......................................          10,086            9,181            3,637
   Custodian fees.........................................           8,584            6,967            3,166
   Registration fees, Common..............................           3,924            2,285            2,129
   Registration fees, Class A.............................           4,233              661               --
   Registration fees, Class C.............................           4,145              353               --
   Reports to shareholders ...............................           8,618            5,199              732
   Trustees' fees and expenses ...........................           3,433            3,433            3,433
   Other expenses ........................................           5,970            4,866            1,766
                                                            ---------------  ---------------  ---------------

TOTAL EXPENSES ...........................................         814,726          620,197          244,660
   Fees waived by the Advisor (Note 4)....................              --               --         ( 58,284)
   Class A expenses reimbursed by the Adviser (Note 4)....              --          ( 2,708)             --
   Class B expenses reimbursed by the Advisor (Note 4)....              --               --            ( 506)
                                                            ---------------  ---------------  ---------------
NET EXPENSES .............................................         814,726          617,489          185,870
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ....................................       3,575,536        4,034,181          984,325
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions .......         418,573          637,863               --
     Net change in unrealized appreciation/depreciation
       on investments ....................................        (378,154)        (557,750)              --
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS  ........          40,419           80,113               --
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...............  $    3,615,955   $    4,114,294   $      984,325
                                                            ===============  ===============  ===============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED JUNE 30, 1996 AND 1995

==================================================================================================================================
                                                                                                             ROYAL PALM
                                                   TAX-FREE                                                   FLORIDA
                                                 INTERMEDIATE                OHIO INSURED                     TAX-FREE
                                                   TERM FUND                 TAX-FREE FUND                   MONEY FUND

                                               YEAR          YEAR           YEAR          YEAR           YEAR           YEAR
                                              ENDED         ENDED          ENDED         ENDED          ENDED          ENDED
                                             JUNE 30,      JUNE 30,        JUNE 30      JUNE 30,       JUNE 30,       JUNE 30,
                                               1996          1995           1996          1995           1996          1995
- ----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income ..................   $3,575,536     $4,323,906    $4,034,181    $4,204,284     $  984,325     $ 821,944
  Net realized gains (losses) from
   security transactions .................      418,573     (1,487,447)      637,863      (553,505)            --            2
   Net change in unrealized appreciation/
   depreciation on investments ...........     (378,154)     2,397,778      (557,750)     2,078,922            --           --
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase in net assets from operations    3,615,955      5,234,237     4,114,294      5,729,701        984,325      821,946
                                            -----------    -----------   -----------    -----------    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income, Class A ....   (3,370,231)    (4,158,531)   (3,835,050)    (4,060,262)      (941,390)    (822,616)
  From net investment income, Class C ....     (205,305)      (182,065)     (199,131)      (165,164)          --             --
  From net investment income, Class B ....         --              --            --              --        (42,935)          --
                                             -----------    -----------   -----------    -----------    -----------  -----------
Decrease in net assets from
  distributions to shareholders ..........   (3,575,536)    (4,340,596)   (4,034,181)    (4,225,426)      (984,325)    (822,616)
                                            -----------    -----------   -----------    -----------    -----------  -----------

FROM CAPITAL SHARES
  TRANSACTIONS (NOTE 5):

CLASS A
  Proceeds from shares sold ..............   15,528,848     27,134,058   149,454,410    135,489,969     51,380,671   44,740,157
  Net asset value of shares
   issued in reinvestment
   of distributions to shareholders ......    2,685,608      3,413,920     2,832,266      3,071,603        836,936      747,824
  Payments for shares redeemed ...........  (31,733,808)   (56,693,107) (147,848,817)  (148,483,241)   (47,429,798) (47,644,429)
                                            -----------    -----------   -----------    -----------    -----------  -----------
Net increase (decrease) in net assets
  from Class A share transactions ........  (13,519,352)  (26,145,129)     4,437,859     (9,921,669)     4,787,809   (2,156,448)
                                            -----------    -----------   -----------    -----------    -----------  -----------

CLASS C (A)
  Proceeds from shares sold ..............    3,208,583      7,031,053     1,212,806      1,936,052     19,950,303           --
  Net asset value of shares issued
   in reinvestment of distributions
   to shareholders .......................      192,684        174,884       173,201        141,387             --           --
  Payments for shares redeemed ...........   (2,962,890)    (5,556,496)  ( 1,551,557)      (650,441)      (805,545)          --
                                            -----------    -----------   -----------    -----------    -----------  -----------

Net increase (decrease) in net assets
  from Class C share transactions (A) ....      438,377      1,649,441      (165,550)     1,426,998     19,144,758           --
                                            -----------    -----------   -----------    -----------    -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................  (13,040,556)   (23,602,047)    4,352,422     (6,990,396)    23,932,567   (2,157,118)

NET ASSETS:
  Beginning of year ......................   85,953,961    109,556,008    75,558,255     82,548,651     24,118,572   26,275,690
                                            -----------    -----------   -----------    -----------    -----------  -----------
  End of year ............................  $72,913,405    $85,953,961   $79,910,677    $75,558,255    $48,051,139  $24,118,572
                                            ===========    ===========   ===========    ===========    ===========  ===========
UNDISTRIBUTED NET INVESTMENT INCOME ......  $        --    $        --   $        --    $        --    $        --  $        --
                                            ===========    ===========   ===========    ===========    ===========  ===========

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.

OHIO TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===========================================================================================================================
                                                                         YEAR ENDED JUNE 30,

                                                     1996         1995        1994         1993         1992
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.031        0.031        0.020        0.022       0.034
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......    ( 0.031)     ( 0.031)    ( 0.020)      ( 0.022)    ( 0.034)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000     $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return....................................      3.14%        3.12%        1.99%        2.19%       3.52%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $240,323    $226,606   $  213,001   $  221,775  $  218,503
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.75%        0.74%       0.73%        0.74%       0.75%

Ratio of net investment income to average
     net assets ...............................       3.09%       3.08%        1.97%       2.16%         3.43%

- -------------------------------------------------------------------------------------------------------------------------


TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                       YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ---------
Net investment income...........................      0.031        0.030       0.021        0.024       0.036
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.031 )    ( 0.030)    ( 0.021)     ( 0.024)     ( 0.036)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      3.15%        3.07%       2.12%        2.40%       3.63%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $25,342     $ 26,692    $ 31,168     $ 34,787    $ 50,000
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets.........      0.99%        0.99%       0.99%        0.99%       0.99%

Ratio of net investment income to average
     net assets................................       3.09%       3.00%        2.09%       2.39%         3.55%
- --------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                        YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ----------  ----------   ----------   ----------  ----------
Net investment income...........................      0.029        0.029       0.019        0.022       0.035
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income........    ( 0.029)     ( 0.029)    ( 0.019)     ( 0.022)     ( 0.035)
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 1.000     $  1.000    $  1.000     $  1.000    $  1.000
                                                  ==========  ==========   ==========   ==========  ==========
Total return ...................................      2.95%        2.95%       1.93%        2.26%       3.71%
                                                  ==========  ==========   ==========   ==========  ==========
Net assets at end of year (000's) ..............    $36,122     $ 19,525    $ 24,508     $ 34,487    $ 21,246
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets(A)  ....      0.80%        0.70%       0.60%        0.56%       0.34%

Ratio of net investment income to average
     net assets.................................      2.88%       2.83%        1.90%        2.22%       3.49%
- --------------------------------------------------------------------------------------------------------------------------

(A)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85% and 0.89% for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively (Note 4).

See accompanying notes to finacial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                      1996        1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 10.86     $  10.69    $  10.98     $  10.42    $  10.15
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.50         0.49        0.48         0.53        0.59
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.01 )       0.17      ( 0.29)        0.56        0.27
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.49         0.66        0.19         1.09        0.86
                                                  ----------  ----------   ----------   ----------  ----------
Distributions from net investment income .......     ( 0.50 )     ( 0.49)     ( 0.48)      ( 0.53 )    ( 0.59 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 10.85     $  10.86    $  10.69     $  10.98    $  10.42
                                                  ==========  ==========   ==========   ==========  ==========
Total return(A) ................................      4.51%        6.36%       1.70%       10.75%       8.78%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $67,675     $ 81,140    $106,472     $ 82,168    $ 26,720
                                                  ==========  ==========   ==========   ==========  ==========

Ratio of expenses to average net assets ........      0.99%        0.99%       0.99%        0.99%       1.07%

Ratio of net investment income to average net
     assets.....................................      4.52%        4.59%        4.35%       4.90%        5.75%

Portfolio turnover rate.........................        37%          32%          46%         28%          12%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

 See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                  YEAR ENDED JUNE 30,          (FEB. 1, 1994)
                                                                                                   THROUGH
                                                                 1996              1995         JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        10.86   $        10.69   $        11.27
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.44             0.44             0.20
   Net realized and unrealized gains (losses) on
     investments..........................................          ( 0.01)            0.17           ( 0.58)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.43             0.61           ( 0.38 )
                                                            ---------------  ---------------  ---------------
Distributions from net investment income..................          ( 0.44 )         ( 0.44 )         ( 0.20 )
                                                            ---------------  ---------------  ---------------
Net asset value at end of period..........................  $        10.85   $        10.86   $        10.69
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.00%            5.82%          ( 8.28%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        5,239   $        4,814   $        3,084
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.49%            1.49%            1.45% (C)

Ratio of net investment income to average net assets......           4.02%            4.08%            3.79% (C)

Portfolio turnover rate...................................             37%              32%              46% (C)
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(C) for the period ended June 30, 1994 (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==========================================================================================================================
                                                                         YEAR ENDED JUNE 30,
                                                     1996         1995        1994         1993         1992
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $ 11.99     $  11.74    $  12.41     $  11.67    $  11.13
                                                  ----------  ----------   ----------   ----------  ----------
Income from investment operations:
   Net investment income .......................       0.62         0.63        0.61         0.65        0.70
   Net realized and unrealized gains (losses)
     on investments.............................     ( 0.02 )       0.25      ( 0.64)        0.74        0.54
                                                  ----------  ----------   ----------   ----------  ----------
Total from investment operations ...............       0.60         0.88      ( 0.03)        1.39        1.24
                                                  ----------  ----------   ----------   ----------  ----------
Less distributions:
   Distributions from net investment income ....     ( 0.62 )     ( 0.63)     ( 0.61)      ( 0.65 )    ( 0.70 )
   Distributions from net realized gains........         --           --      ( 0.03)          --          --
                                                  ----------  ----------   ----------   ----------  ----------
Total distributions ............................     ( 0.62 )     ( 0.63)     ( 0.64)      ( 0.65 )    ( 0.70 )
                                                  ----------  ----------   ----------   ----------  ----------
Net asset value at end of year..................    $ 11.97     $  11.99    $  11.74     $  12.41    $  11.67
                                                  ==========  ==========   ==========   ==========  ==========

Total return(A)  ...............................      5.05%        7.75%     ( 0.41%)      12.24%      11.55%
                                                  ==========  ==========   ==========   ==========  ==========

Net assets at end of year (000's) ..............    $75,938     $ 71,393    $ 79,889     $ 81,101    $ 49,288
                                                  ==========  ==========   ==========   ==========  ==========
Ratio of expenses to average net assets(B)  ....      0.75%        0.75%       0.75%        0.75%       0.60%

Ratio of net investment income to average
     net assets.................................      5.12%       5.35%        4.94%       5.35%         6.10%

Portfolio turnover rate.........................        46%          29%         45%          15%          3%
- --------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% and 0.77% for the years ended June 30, 1995 and 1992, respectively (Note 4).

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================================
                                                                                                FROM DATE OF
                                                                                               PUBLIC OFFERING
                                                                          YEAR ENDED JUNE 30,   (NOV. 1, 1993)
                                                                                                   THROUGH
                                                                 1996              1995        JUNE 30, 1994
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period....................  $        12.00   $        11.74   $       12.62
                                                            ---------------  ---------------  ---------------
Income from investment operations:
   Net investment income..................................            0.56             0.57             0.36
   Net realized and unrealized gains (losses)
     on investments.......................................          ( 0.03)            0.26           ( 0.85)
                                                            ---------------  ---------------  ---------------
Total from investment operations..........................            0.53             0.83           ( 0.49 )
                                                            ---------------  ---------------  --------------
Less distributions:
   Distributions from net investment income...............          ( 0.56 )         ( 0.57 )         ( 0.36 )
   Distributions from net realized gains..................              --               --           ( 0.03 )
                                                            ---------------  ---------------  ---------------
Total distributions.......................................          ( 0.56 )         ( 0.57 )         ( 0.39 )
                                                            ---------------  ---------------  --------------
Net asset value at end of period..........................  $        11.97   $        12.00   $       11.74
                                                            ===============  ===============  ===============
Total return(A) ..........................................           4.44%            7.31%           ( 6.05%)(C)
                                                            ===============  ===============  ===============
Net assets at end of period (000's).......................  $        3,972   $        4,165   $        2,659
                                                            ===============  ===============  ===============

Ratio of expenses to average net assets(B) ...............           1.25%            1.25%            1.22% (C)

Ratio of net investment income to average net assets......           4.62%            4.84%            4.09% (C)

Portfolio turnover rate...................................             46%              29%              45% (C)
- -------------------------------------------------------------------------------------------------------------------------

(A)The total returns shown do not include the effect of applicable sales loads.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS A
FINANCIAL HIGHLIGHTS

===========================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===========================================================================================================================
                                                                                                 FROM DATE OF
                                                                                                PUBLIC OFFERING
                                                                YEAR ENDED JUNE 30,             (NOV. 13, 1992)
                                                                                                    THROUGH
                                                      1996            1995            1994     JUNE 30, 1993(A)
- ---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ------------   -------------   -------------   ------------
Net investment income..........................          0.032           0.031          0.021           0.016
                                                  ------------   -------------   -------------   ------------
Distributions from net investment income ......        ( 0.032)        ( 0.031)       ( 0.021)        ( 0.016)
                                                  ------------   -------------   -------------   ------------
Net asset value at end of period ..............   $      1.000    $      1.000   $      1.000    $      1.000
                                                  ============   =============   =============   ============
Total return ..................................          3.29%           3.17%          2.11%           2.49%(C)
                                                  ============   =============   =============   ============
Net assets at end of period (000's) ...........   $     28,906    $     24,119   $     26,276    $     21,907
                                                  ============   =============   =============   ============

Ratio of expenses to average net assets(B)  ...          0.61%           0.66%          0.58%           0.34%(C)

Ratio of net investment income to average
     net assets...............................           3.24%          3.12%           2.10%           2.41%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)No income was earned or expenses incurred from the start of business through the date of public offering.

(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.80%, 0.80%, 0.81% and 0.94%(C) for the periods ended June 30, 1996, 1995, 1994 and 1993, respectively (Note 4).

(C)Annualized.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS B
FINANCIAL HIGHLIGHTS

==========================================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
==========================================================================================================================
                                                                                                     PERIOD
                                                                                                      ENDED
                                                                                                 JUNE 30, 1996 (A)
- --------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................................................  $    1.000
                                                                                                ------------
Net investment income..........................................................................       0.003
                                                                                                ------------
Distributions from net investment income ......................................................  $  ( 0.003)
                                                                                                ------------
Net asset value at end of period ..............................................................  $    1.000
                                                                                                ============
Total return...................................................................................       3.03%(C)
                                                                                                ============
Net assets at end of period (000's) ...........................................................  $   19,145
                                                                                                ============
Ratio of expenses to average net assets(B)  ...................................................       0.50%(C)

Ratio of net investment income to average net assets...........................................       3.03%(C)
- --------------------------------------------------------------------------------------------------------------------------

(A)Represents the period from the initial public offering of Class B shares (May 29, 1996) through June 30, 1996.

(B)Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.87%(C) (Note 4).

(C)Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1996

==============================================================================

1. ORGANIZATION

Midwest Group Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of six funds: the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (individually a Fund and collectively the Funds).

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Royal Palm Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to .25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The Royal Palm Florida Tax-Free Money Fund offers two classes of shares: Class A shares (Retail shares), sold subject to a distribution fee of up to .25% of average daily net assets, and Class B shares (Institutional shares) sold without a distribution fee. Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which is expected to cause Retail shares to have a higher expense ratio and to pay lower dividends than Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as check writing and automatic investment and redemption plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- Ohio Tax-Free Money Fund, Tax-Free Money Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund securities are valued on the amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are valued at market and use an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is calculated daily. Net asset value per share is calculated for each of these Funds by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily. Net asset value per share is calculated for each class of a Fund by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Distributions from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1996:

- ----------------------------------------------------------------------------------------------------------------
                                                                                 TAX-FREE
                                                                               INTERMEDIATE     OHIO INSURED
                                                                                 TERM FUND      TAX-FREE FUND

Gross unrealized appreciation.............................................   $    1,757,875   $     3,422,103
Gross unrealized depreciation.............................................        ( 336,968)        ( 286,920)
                                                                             ---------------  ---------------

Net unrealized appreciation...............................................   $    1,420,907   $    3,135,183
                                                                             ===============  ===============
- ----------------------------------------------------------------------------------------------------------------

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1996, the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund had capital loss carryforwards for federal income tax purposes of $709, $1,338, $1,580, $1,198, $1,620,782 and $494, respectively, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in the current or future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  INVESTMENT TRANSACTIONS

For the year ended June 30, 1996, purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $28,765,136 and $45,159,470, respectively, for the Tax-Free Intermediate Term Fund and $35,124,299 and $38,276,155, respectively, for the Ohio Insured Tax-Free Fund.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is the controlling shareholder of Leshner Financial, Inc., whose subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

MANAGEMENT AGREEMENT

Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100,000,000, 0.45% of such assets from $100,000,000 to $200,000,000, 0.4% of such assets from $200,000,000 to $300,000,000 and 0.375% of such assets in excess of
$300,000,000.

States in which shares of the Trust are offered may impose an expense limitation based upon net assets. The Adviser has agreed to reimburse each Fund for expenses which exceed the most restrictive applicable expense limitation of any state. No reimbursement was required from the Adviser with respect to any Fund for the year ended June 30, 1996. However, in order to reduce the operating expenses of the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily waived advisory fees of $6,600 and $58,284, respectively, during the year ended June 30, 1996. In addition, in order to reduce the operating expenses of Class A shares of the Ohio Insured Tax-Free Fund and Class B shares of the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily reimbursed $2,708 of Class A expenses for the Ohio Insured Tax-Free Fund and $506 of Class B expenses for the Royal Palm Florida Tax-Free Money Fund during the period.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent and Shareholder Service Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund or for each class of shares of a Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee, based on current asset levels, of $3,750 per month from the Ohio Tax-Free Money Fund, $3,250 per month from each of the Tax-Free Money Fund and the California Tax-Free Money Fund, $4,250 per month from the Royal Palm Florida Tax-Free Money Fund and $4,750 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser and affiliates earned $9,779 and $22,737 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the year ended June 30, 1996. In addition, the Advisor collected $5,802 and $349 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is .25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS

The Fifth Third Bank, which serves as the custodian for each Fund except for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1996. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1996. Under the term of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended June 30, 1996 and 1995:

- ---------------------------------------------------------------------------------------------------------------------------
                                                       TAX-FREE INTERMEDIATE               OHIO INSURED
                                                             TERM FUND                    TAX-FREE FUND

                                                      YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED          ENDED
                                                    JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
                                                      1996            1995            1996           1995
- ---------------------------------------------------------------------------------------------------------------------------
CLASS A

Shares sold....................................      1,417,723       2,523,254     12,319,913      11,576,223
Shares issued in reinvestment of
   distributions to shareholders...............        244,633         320,606        232,739         262,171
Shares redeemed................................    ( 2,894,267)    ( 5,334,216)  ( 12,159,274)   ( 12,691,802)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..    ( 1,231,911)    ( 2,490,356)       393,378       ( 853,408)
Shares outstanding, beginning of year..........      7,470,758       9,961,114      5,951,947       6,805,355
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................      6,238,847       7,470,758      6,345,325      5,951,947
                                                  ============   =============   =============   ============

CLASS C

Shares sold....................................        292,369         661,291         99,911         164,356
Shares issued in reinvestment of
   distributions to shareholders...............         17,558          16,430         14,227          12,037
Shares redeemed................................      ( 270,313)      ( 522,939)     ( 129,418)       ( 55,643)
                                                  ------------   -------------   -------------   ------------

Net increase (decrease) in shares outstanding..         39,614         154,782       ( 15,280)        120,750
Shares outstanding, beginning of year..........        443,255         288,473        347,217         226,467
                                                  ------------   -------------   -------------   ------------

Shares outstanding, end of year................        482,869         443,255        331,937         347,217
                                                  ============   =============   =============   ============
- --------------------------------------------------------------------------------------------------------------------------

Capital share transactions for the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  PORTFOLIO COMPOSITION

As of June 30, 1996, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio income tax. The California Tax-Free Money Fund was invested in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. As of June 30, 1996, 77.4% of the Royal Palm Florida Tax-Free Money Fund was invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of June 30, 1996, 19.5% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 13.5% in the State of Minnesota and 10.2% in the State of Florida. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund as of June 30, 1996, see the Fund's Portfolio of Investments.

As diversified Funds registered under the 1940 Act, it is the policy of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund that not more than 25% of the total assets of each such Fund be invested in securities of issuers which individually comprise more than 5% of its total assets.

The Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund and the Ohio Insured Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1996, neither the Ohio Tax-Free Money Fund nor the Royal Palm Florida Tax-Free Money Fund had concentrations of investments (10% or greater) in any one issuer. The California Tax-Free Money Fund and the Ohio Insured Tax-Free Fund had 12.6% and 14.6% of their respective investments concentrated in the securities of a single issuer as of June 30, 1996.

The Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1996, 46.9% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 28.6% were rated AA/Aa, 21.8% were rated A/A and 2.7% were not rated.

As of June 30, 1996, 99.1% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government, or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Four private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 82.9% of its portfolio securities.

The concentration of investments for each Fund as of June 30, 1996, classified by revenue source, was as follows:

- ---------------------------------------------------------------------------------------------------------------------------
                                                                           ROYAL PALM
                                         OHIO                 CALIFORNIA    FLORIDA      TAX-FREE      OHIO
                                       TAX-FREE    TAX-FREE    TAX-FREE     TAX-FREE    INTERMEDIATE  INSURED
                                         MONEY       MONEY       MONEY        MONEY        TERM       TAX-FREE
                                         FUND        FUND        FUND         FUND         FUND        FUND
- --------------------------------------------------------------------------------------------------------------------------
General Obligations.................      28.6%       14.4%        11.3%         8.0%       21.8%       30.3%
Revenue Bonds:
  Industrial Development/
     Pollution Control............        32.0%       42.8%         36.0%       30.6%        8.2%       15.2%
  Hospital/Health Care..............      22.7%        4.8%         2.2%        24.8%       18.0%       19.7%
  Housing/Mortgage..................       3.8%       17.8%         2.0%        19.1%       11.5%        5.5%
  Utilities.........................       0.2%        3.6%        17.9%         5.6%       10.9%       18.0%
  Education.........................       2.3%        3.0%         2.0%         1.9%       11.8%        3.4%
  Transportation....................         --        3.7%         4.0%         2.8%        3.9%        3.3%
  Public Facilities.................         --        1.0%         4.7%         2.4%        3.6%        1.4%
  Economic Development..............       5.2%        6.4%           --           --        2.1%          --
  Leases............................         --        1.2%         7.2%         1.8%        2.3%        0.7%
  Special Tax.......................         --          --         4.9%         0.5%        3.9%          --
  Miscellaneous.....................       5.2%        1.3%         7.8%         2.5%        2.0%        2.5%
                                     ----------- ----------- -----------   ----------- ----------- -----------
Total ..............................     100.0%      100.0%       100.0%       100.0%      100.0%      100.0%
                                     =========== =========== ===========   =========== =========== ===========
- -------------------------------------------------------------------------------------------------------------------------


See each Fund's Portfolio of Investments for additional information on portfolio composition.

OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 31.5%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,665,000   Euclid City, OH, Various Impt. GO BANS.........................   4.250% 07/12/1996 $ 1,665,072
  5,484,000   Greene Co., OH, GO.............................................   4.125  07/18/1996   5,485,568
    675,000   Dayton, OH, Airport Impt. GO BANS..............................   4.050  07/25/1996     675,063
  1,667,040   Willoughby, OH, Landfill Closure GO BANS.......................   4.200  07/25/1996   1,667,355
  1,450,000   Powell Village, OH, Road Impt. GO BANS.........................   4.100  08/15/1996   1,450,519
    180,000   Powell Village, OH, Street Impt. GO BANS.......................   4.380  08/15/1996     180,103
  2,500,000   Univ. of Cincinnati, OH, General Receipts, Ser. S..............   4.250  08/28/1996   2,500,952
  1,105,000   Lorain Co., OH, Water & Sewer Impt. GO BANS....................   4.250  08/30/1996   1,105,261
    245,000   Ohio HFA Mtg. Rev., Ser. A-1...................................   4.400  09/01/1996     245,150
  1,000,000   Plain Township, OH, Fire Station Const. & Impt. BANS...........   4.390  09/17/1996   1,001,117
  3,000,000   Cincinnati, OH, CSD Energy Conserv. BANS.......................   4.030  09/20/1996   3,003,437
    800,000   Miamisburg, OH, Street Impt. GO BANS...........................   4.250  09/27/1996     800,462
  2,260,000   Canfield, OH, LSD School Impt. GO BANS.........................   4.150  10/03/1996   2,261,115
  2,000,000   Franklin Co., OH, Waterworks Sys. Impt. GO.....................   4.000  10/09/1996   2,002,033
    400,000   Akron Bath Copley, OH, Rev. (Akron City Hosp. Proj.)...........   7.700  11/15/1996     405,905
  2,300,000   Belmont Co., OH, Sanitary Sewer Impt. BANS.....................   4.090  11/26/1996   2,302,595
  2,000,000   Euclid, OH, CSD TRANS..........................................   3.520  12/12/1996   2,001,481
  3,400,000   Loveland, OH, GO BANS..........................................   3.875  12/12/1996   3,405,840
    975,000   Marysville, OH, GO BANS........................................   4.140  12/12/1996     976,220
  1,064,490   Champaign Co., OH, GO BANS.....................................   4.750  12/17/1996   1,066,879
    870,000   Highland, OH, LSD GO BANS......................................   4.375  12/19/1996     872,086
  1,432,500   Groveport-Madison, OH, LSD GO TANS.............................   3.990  12/30/1996   1,434,584
  1,900,000   Erie Co., OH, Hosp. Impt. Rev. (Firelands Comm. Hosp.),
               Prerefunded @101..............................................   8.875  01/01/1997   1,967,510
    675,000   Worthington, OH, CSD School Impt. GO BANS......................   3.750  01/17/1997     675,533
    500,000   Marysville, OH (Water Storage Tank Proj.) GO BANS..............   3.880  01/31/1997     500,792
  2,000,000   Toledo, OH, CSD (Energy Conservation) GO BANS..................   4.000  01/31/1997   2,005,664
  1,950,000   Marion Co., OH, GO BANS........................................   3.600  02/13/1997   1,952,919
    700,000   Ottawa Co., OH, GO BANS........................................   3.550  02/27/1997     701,114
  2,000,000   East Palestine, OH, CSD GO BANS................................   3.500  02/28/1997   2,001,273
  1,550,000   Salem, OH, CSD GO BANS.........................................   3.490  03/06/1997   1,550,708
    932,000   Huron, OH, GO BANS.............................................   3.860  03/19/1997     933,666
    800,000   Marysville, OH, GO BANS........................................   3.960  03/21/1997     801,441
  3,185,700   Greene Co., OH, GO.............................................   4.000  03/26/1997   3,192,455
    950,000   Geneva on the Lake, OH, GO.....................................   4.100  04/03/1997     952,076
  2,300,000   Ottawa Co., OH, GO BANS........................................   3.980  04/09/1997   2,303,931
  1,000,000   Trumbull Co., OH, Correctional Fac. GO BANS....................   4.070  04/10/1997   1,002,016
  1,000,000   Ashland, OH, CSD (Energy Conservation) GO BANS.................   4.150  04/15/1997   1,002,293
  3,239,200   Hamilton, OH, GO BANS..........................................   4.000  05/09/1997   3,240,442
  2,300,000   Oregon, OH, GO BANS............................................   4.050  05/29/1997   2,304,603
  3,500,000   Claymont, OH, CSD GO BANS......................................   4.000  06/04/1997   3,501,556
  3,000,000   Greene Co., OH, GO.............................................   3.880  06/04/1997   3,004,278
  1,040,000   Brook Park, OH, GO BANS........................................   4.050  06/06/1997   1,042,519
  2,000,000   Hudson, OH, Waterworks Impt. GO BANS...........................   4.000  06/11/1997   2,004,915
  2,500,000   Mansfield, OH, CSD GO TANS.....................................   4.500  06/27/1997   2,510,620
- -------------                                                                                     ------------
  $75,494,930 TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $75,661,121)...................................                     $75,661,121
                                                                                                  ------------


OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,000,000   Ohio Higher Educ. Fac. Rev. (John Carroll Univ.)...............   4.125% 07/01/1996 $ 1,000,000
  2,800,000   Cuyahoga Co., OH, Hosp. Impt. Rev. (Univ. Hosp. Cleveland).....   3.750  07/01/1996   2,800,000
    400,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600  07/01/1996     400,000
  3,900,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   3,900,000
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1995A...............   3.750  07/01/1996     500,000
  1,700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,700,000
    700,000   Ohio St. PCR (Sohio Air Proj.).................................   3.600  07/01/1996     700,000
  4,320,000   Cuyahoga Co., OH, IDR (S & R Playhouse Realty).................   3.750  07/01/1996   4,320,000
  1,600,000   Delaware Co., OH, IDR (Radiation Sterilizers, Inc.)............   3.750  07/01/1996   1,600,000
    210,000   Franklin Co., OH, IDR (Boa Ltd. Proj.).........................   3.850  07/01/1996     210,000
  1,300,000   Franklin Co., OH, IDR (Jacobsen Stores)........................   3.800  07/01/1996   1,300,000
    600,000   Franklin Co., OH, IDR (Capitol South)..........................   3.800  07/01/1996     600,000
  2,900,000   Muskingum Co., OH, IDR (Elder-Beerman).........................   3.900  07/01/1996   2,900,000
    500,000   Ohio St. Environ. Impt. Rev. (U.S. Steel Corp.)................   3.800  07/01/1996     500,000
  4,250,000   Cincinnati-Hamilton Co., OH, Port. Auth. Rev.
                (Kaiser Agric. Chemical Co.).................................   3.400  07/02/1996   4,250,000
    245,000   Akron, OH, Sani. Sewer Sys. Rev., Ser. 1994....................   3.450  07/03/1996     245,000
  1,000,000   Butler Co., OH, IDR (Phillip Morris Co.).......................   3.350  07/03/1996   1,000,000
  1,000,000   Centerville, OH, Health Care Rev. (Bethany-Lutheran)...........   3.700  07/03/1996   1,000,000
  8,100,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. B (Mercy Health Sys.)..   3.500  07/03/1996   8,100,000
  1,800,000   Cleveland-Cuyahoga Co., OH, Port. Auth. Rev.
                (Rock & Roll Hall of Fame)...................................   3.450  07/03/1996   1,800,000
  1,075,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993A
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,075,000
  1,750,000   Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993B
                (Hospice of the Western Reserve).............................   3.600  07/03/1996   1,750,000
  1,250,000   Cuyahoga Co., OH, Health Care Fac. Rev. (Benjamin Rose Inst.)..   3.500  07/03/1996   1,250,000
    160,000   Cuyahoga Co., OH, IDR (Schottenstein Stores)...................   3.550  07/03/1996     160,000
  2,000,000   Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)...........   3.850  07/03/1996   2,000,000
    970,000   Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)...................   3.600  07/03/1996     970,000
    900,000   Delaware Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)..   3.550  07/03/1996     900,000
  2,390,000   Erie Co., OH, IDR (Toft Dairy, Inc.)...........................   3.600  07/03/1996   2,390,000
    435,000   Franklin Co., OH, IDR (Columbus Dist.).........................   3.600  07/03/1996     435,000
    564,000   Franklin Co., OH, IDR, Ser. D (Kindercare).....................   3.700  07/03/1996     564,000
  1,605,000   Greene Co., OH, Healthcare Fac. Rev. (Green Oaks Proj.)........   3.600  07/03/1996   1,605,000
    900,000   Hardin Co., OH, Hosp. Impt. Rev., Ser. A
                (Hardin Memorial Hosp.).....................................    3.600  07/03/1996     900,000
    375,000   Hudson Village, OH, IDR, Ser. A (Kindercare)...................   3.700  07/03/1996     375,000
  1,160,000   Huron Co., OH, Ref. Rev. (Norfolk Furniture Corp.).............   3.600  07/03/1996   1,160,000
    494,000   Lorain Co., OH, IDR, Ser. C (Kindercare).......................   3.700  07/03/1996     494,000
  1,120,000   Lucas Co., OH, EDR (Glendale Meadows)..........................   3.600  07/03/1996   1,120,000
    935,000   Lucas Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     935,000
    300,000   Medina, OH, IDR (Kindercare)...................................   3.700  07/03/1996     300,000
  1,100,000   Meigs Co., OH, IDR, Ser. 1985 (MRG Limited Proj.)..............   3.550  07/03/1996   1,100,000
    287,000   Middletown, OH, IDR, Ser. A (Kindercare).......................   3.700  07/03/1996     287,000
  2,000,000   Montgomery Co., OH, EDR (Dayton Art Institute).................   3.400  07/03/1996   2,000,000
    935,000   Montgomery Co., OH, Healthcare Rev., Ser. A
                (Dayton Area MRI Consortium).................................   3.600  07/03/1996     935,000
    340,000   Montgomery Co., OH, IDR (Kindercare)...........................   3.700  07/03/1996     340,000
  1,000,000   Morrow Co., OH, IDR (Field Container Corp.)....................   3.400  07/03/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev. (Honda of America)........   3.700  07/03/1996     700,000
    200,000   Ohio St. Water Dev. Auth. Rev. (Timken Co. Proj.)..............   3.350  07/03/1996     200,000
  1,300,000   Ohio St. Environ. Impt. Rev. (Honda of America)................   3.700  07/03/1996   1,300,000
    850,000   Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)......   3.550  07/03/1996     850,000
    200,000   Stark Co., OH, IDR, Ser. D (Kindercare)........................   3.700  07/03/1996     200,000
  2,650,000   Summit Co., OH, IDR (Bowery Assoc.)............................   3.400  07/03/1996   2,650,000
    375,000   Wadsworth, OH, IDR (Kindercare)................................   3.700  07/03/1996     375,000
  1,200,000   Wyandot Co., OH, Indust. Rev., Ser. 1985 (MRG Limited Proj.)...   3.550  07/03/1996   1,200,000
    475,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Visiting Nurse Svcs. Proj.).................................   3.500  07/04/1996     475,000

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 55.5%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  1,750,000   Ashland, OH, IDR (Landover Properties).........................   3.350% 07/04/1996 $ 1,750,000
  4,190,000   Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 95
                (Ashtabula Co. Med. Ctr. Proj.)..............................   3.400  07/04/1996   4,190,000
  1,900,000   Clinton Co., OH, Hosp. Rev. (Clinton Memorial).................   3.500  07/04/1996   1,900,000
  8,000,000   Franklin Co., OH, IDR (Berwick Steel)..........................   3.550  07/04/1996   8,000,000
  1,240,000   Franklin Co., OH, IDR (Ohio Girl Scouts).......................   3.400  07/04/1996   1,240,000
    400,000   Franklin Co., OH, IDR (Columbus College).......................   3.400  07/04/1996     400,000
  2,000,000   Franklin Co., OH, IDR (Alco Standard Corp.)....................   3.400  07/04/1996   2,000,000
  1,350,000   Hamilton Co., OH, EDR, Ser. 1995
                (Cincinnati Assoc. Performing Arts)..........................   3.400  07/04/1996   1,350,000
    425,000   Lucas Co., OH, Rev. (Sunshine Children's Home).................   3.500  07/04/1996     425,000
  2,000,000   Lucas Co., OH, IDR (Ohio Citizens Bank Proj.)..................   3.500  07/04/1996   2,000,000
    485,000   Lucas Co., OH, IDR (Associates Proj.)..........................   3.500  07/04/1996     485,000
  2,045,000   Mahoning Co., OH, Healthcare Fac. Rev. (Copeland Oaks).........   3.400  07/04/1996   2,045,000
  1,790,000   Mahoning Co., OH, Healthcare Fac. Rev. (Ohio Heart Institute)..   3.400  07/04/1996   1,790,000
  4,150,000   Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.)..........   3.400  07/04/1996   4,150,000
  3,920,000   Montgomery Co., OH, Healthcare Rev. (Comm. Blood Ctr. Proj.)...   3.400  07/04/1996   3,920,000
  4,800,000   Ohio EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.).........   3.400  07/04/1996   4,800,000
  1,265,000   Pike Co., OH, EDR (Pleasant Hill)..............................   3.400  07/04/1996   1,265,000
  1,100,000   Rickenbacker, OH, Port. Auth. Rev.
                (Rickenbacker Holdings, Inc.)................................   3.400  07/04/1996   1,100,000
    660,000   Summit Co., OH, IDR (Go-Jo Indust.)............................   3.400  07/04/1996     660,000
  2,435,000   Toledo-Lucas Co., OH, Port. Auth. IDR Ref., Ser. 1994..........   3.500  07/04/1996   2,435,000
  4,200,000   Toledo, OH, City Svcs. Special Assessment Notes................   3.350  07/04/1996   4,200,000
  4,690,000   Trumbull Co., OH, Hosp. Rev. (Shepherd Valley Lutheran)........   3.400  07/04/1996   4,690,000
  1,600,000   Warren Co., OH, IDR (Liquid Container).........................   3.550  07/04/1996   1,600,000
  2,650,000   Westlake, OH, IDR (Nordson Co.)................................   3.400  07/04/1996   2,650,000
    100,000   Wood Co., OH, IDR (North American Science).....................   3.600  07/04/1996     100,000
  2,125,000   Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989 (Good Shepherd)....   3.800  07/05/1996   2,125,000
  1,400,000   Hamilton Co., OH, IDR (ADP System).............................   3.700  07/15/1996   1,400,000
- -------------                                                                                     ------------
$133,490,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $133,490,000)..................................                     $133,490,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $2,500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. A (Duquesne Light)..   3.650% 08/15/1996 $ 2,500,000
    971,155   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     971,155
    680,000   Riverside, OH, EDR (Riverside Assoc. Ltd. Proj.)...............   3.550  09/01/1996     680,000
  4,895,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.883  10/01/1996   4,895,000
    175,000   Franklin Co., OH, IDR (Pan Western Life).......................   3.900  10/01/1996     175,000
  1,270,000   Miami Valley Tax-Exempt Mtg. Bond Trust........................   4.880  10/15/1996   1,270,000
    690,000   Franklin Co., OH, IDR (GSW Proj.)..............................   3.650  11/01/1996     690,000
  3,300,000   Ohio HFA MFH (Lincoln Park)....................................   3.900  11/01/1996   3,300,000
    125,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 1................   3.760  11/01/1996     125,000
    100,000   Summit Co., OH, IDR (SGS Tool Co. II)..........................   3.700  11/01/1996     100,000
  3,835,000   Richland Co., OH, IDR (Mansfield Sq. Proj.)....................   3.650  11/15/1996   3,835,000
    825,000   Cuyahoga Co., OH, Healthcare Rev.
                (Cleveland Neighborhood Health Svcs.)........................   4.375  12/01/1996     825,000
    570,000   Cuyahoga Co., OH, IDR (Welded Ring)............................   3.750  12/01/1996     570,000
  2,415,000   Franklin Co., OH, IDR (Leveque & Assoc. Proj.).................   3.750  12/01/1996   2,415,000
    340,000   Lucas Co., OH, EDR (Cross County Inns., Inc.)..................   4.000  12/01/1996     340,000
    960,000   Scioto Co., OH, Healthcare Rev. (Hillview Retirement)..........   3.750  12/01/1996     960,000
  1,115,000   Gallia Co., OH, IDR (Jackson Pike Assoc.)......................   3.600  12/15/1996   1,115,000
  3,280,000   Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2................   3.900  12/15/1996   3,279,203

OHIO TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 12.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 810,000   Franklin Co., OH, EDR (JAL Realty).............................   3.950% 01/15/1997 $   810,000
  1,405,000   Hamilton, OH, IDR (Continental Commercial Properties Proj.)....   3.400  02/01/1997   1,405,000
    410,000   Middletown, OH, IDR (Continental Commercial Properties Proj.)..   3.450  02/01/1997     410,000
- -------------                                                                                     ------------
$ 30,671,155  TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $30,670,358)...................................                     $30,670,358
                                                                                                  ------------
$239,656,085  TOTAL INVESTMENTS AT VALUE -- 99.8%
=============
              (Amortized Cost $239,821,479)..................................                     $239,821,479

              OTHER ASSETS AND LIABILITIES, NET-- 0.2% ......................                         501,413
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $240,322,892
                                                                                                  ============

TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 22.6%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   200,000   Greater Cleveland Regional Transit Auth. COP...................   9.100% 07/01/1996 $   200,000
    200,000   Pennsylvania St. IDA Rev., Escrowed to Maturity................   6.300  07/01/1996     200,000
    150,000   South Carolina St. Public Auth. Elec. Rev., Prerefunded @ 103..   8.100  07/01/1996     154,500
    110,000   Washington St. Pub. Power Supply Sys. Rev., Ser. 1990
                (Nuclear Proj. #1), Prerefunded @ 103........................  15.000  07/01/1996     113,300
    100,000   Austin, TX, ISD GO.............................................   4.400  08/01/1996     100,045
    100,000   Louisiana St. GO, Ser. A.......................................   6.400  08/01/1996     100,211
    520,000   El Paso, TX, GO, Ser. 1994A....................................   8.000  08/15/1996     522,531
    200,000   Montgomery Co., AL, Waterworks & Sanit. Sewer Rev.,
                Prerefunded @ 100............................................   9.700  09/01/1996     200,000
    500,000   Washington St. GO (Motor Vehicle Fuel Tax), Prerefunded @ 100..   6.750  09/01/1996     502,430
    245,000   Peoria, IL, School Dist. #150 Rev..............................   4.600  09/15/1996     245,272
    370,000   Brook Park, OH, Sewer Impt. GO BANS............................   4.250  09/20/1996     370,157
    105,000   Chicago, IL, Waterworks Rev., Prerefunded @ 101................   6.750  11/01/1996     107,057
    200,000   Greater New Orleans, LA, Expressway Rev., Prerefunded @ 103....   7.800  11/01/1996     208,610
     70,000   Connecticut St. Hsg. Fin. Auth. Refunding Rev., Ser. 1987B.....   7.900  11/15/1996      70,991
    200,000   Chesapeake, VA, GO.............................................   3.750  12/01/1996     200,052
    250,000   Columbia, SC, Parking Fac. Rev., Prerefunded @ 102.............   7.200  12/01/1996     258,471
    300,000   Greensboro, NC, COP Pkg. Facs. Proj. Rev.......................   5.700  12/01/1996     302,070
    105,000   Houston, TX, Water & Sewer Rev., Prerefunded @ 102.............   7.125  12/01/1996     108,534
    200,000   Milwaukee, WI, GO..............................................   4.100  12/01/1996     200,336
    150,000   Jefferson Co., OH, School Dist. #R-001 GO......................   4.400  12/15/1996     150,442
    250,000   Broward Co., FL, GO, Ser. C....................................   5.000  01/01/1997     251,580
    525,000   Ross Co., OH, Airport Impt. GO BANS ...........................   4.540  04/25/1997     526,191
    250,000   Columbus, OH, GO, Ser. 1.......................................   5.500  05/15/1997     253,430
    200,000   Grand River, OK, Dam Auth., Rev................................   6.450  06/01/1997     208,033
    160,000   Mid-Prairie, IA, Comm. School Dist. GO.........................   6.750  06/01/1997     164,020
- -------------                                                                                     ------------
$ 5,660,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $5,718,263)....................................                     $ 5,718,263
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   300,000   Franklin Co., OH, Health Sys. Rev. (St. Anthony Medical Ctr.)..   3.600% 07/01/1996 $   300,000
    900,000   Harris Co., TX, Health Facs. Dev. Hosp. Rev., Ser. D
                (St. Luke's Episcopal).......................................   3.700  07/01/1996     900,000
    300,000   Hillsborough Co., FL, PCR (Tampa Elec.)........................   3.550  07/01/1996     300,000
    700,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996     700,000
    330,000   NCNB Pooled Tax-Exempt Rev., Ser. 1990A........................   4.125  07/01/1996     330,000
  1,000,000   New Jersey EDA & EDR (Union Avenue Assoc.).....................   3.650  07/01/1996   1,000,000
    700,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996     700,000
    400,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     400,000
    900,000   Eddyville, IA, IDR (Heartland Lysine, Inc.)....................   3.850  07/03/1996     900,000
  1,000,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,000,000
    825,000   Brooklyn Park, MN, IDR (Schmidt Proj.).........................   3.750  07/05/1996     825,000
  1,000,000   District of Columbia MFH, Tyler House Trust COP, Ser. 1995A....   3.800  07/05/1996   1,000,000
    425,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.950  07/05/1996     425,000
    575,000   Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)......................   3.650  07/05/1996     575,000
    700,000   Marion, FL, Hsg. Fin. Auth. Rev. (Summer Trace Apts.)..........   3.600  07/05/1996     700,000
  1,140,000   Redwood Falls, MN, IDR (Zytec Corp. Proj.).....................   4.100  07/05/1996   1,140,000

TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 48.1%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
  $ 400,000   St. Cloud, MN, Hsg. & Redev. Auth. (Coborn Realty Co.).........   3.750% 07/05/1996 $   400,000
    600,000   Tamarac, FL, IDR, Ser. 1995 (Tamarac Business Ctr.)............   3.550  07/05/1996     600,000
- -------------                                                                                     ------------
$12,195,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $12,195,000)...................................                     $12,195,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 27.8%                                 RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,125,000   Buckeye Tax-Exempt Mtg. Bond Trust.............................   3.800% 08/01/1996 $ 1,123,481
    535,000   Milwaukee, WI, IDR (Wayne C. Oldenburg Proj.)..................   3.950  08/01/1996     535,000
    330,000   Lansing, MI, EDR (LGH Office Bldg. Proj.)......................   3.650  08/15/1996     330,000
    153,845   Citizens Federal Tax-Exempt Mtg. Bond Trust....................   3.450  09/01/1996     153,845
  1,200,000   Owensboro, KY, IDR, Ser. 1985 (Dart Container).................   3.600  09/01/1996   1,200,000
    165,000   Cuyahoga Co., OH, IDR (Halle Office Bldg.).....................   3.880  10/01/1996     165,000
    230,000   Kansas City, KS, IDR (Lady Baltimore Foods)....................   4.250  10/01/1996     230,000
    505,000   Romulus, MI, Econ. Dev. Corp. (Airport Realty Proj.)...........   3.700  10/01/1996     505,000
    230,000   Medina Co., OH, IDR (Nationwide One Proj.).....................   3.850  11/01/1996     229,934
    560,000   Summit Co., OH, IDR (Akromold, Inc. Proj.).....................   4.000  11/01/1996     560,000
    275,000   Westlake, OH, EDR (Cross County Inns, Inc.)....................   3.750  11/01/1996     275,000
  1,000,000   Westmoreland Co., PA, IDR (White Cons Indust.).................   3.875  12/01/1996   1,000,000
    735,000   Lexington-Fayette Co., KY, Urban Gov't. Rev.
                (Providence Montessori)......................................   3.900  01/01/1997     735,000
- -------------                                                                                     ------------
$ 7,043,845   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $7,042,260)....................................                     $ 7,042,260
                                                                                                  ------------
$24,898,845   TOTAL INVESTMENTS AT VALUE-- 98.5%
=============
              (Amortized Cost $24,955,523)...................................                     $24,955,523
              OTHER ASSETS AND LIABILITIES, NET-- 1.5% ......................                         386,865
                                                                                                  ------------

              NET ASSETS-- 100.0%  ..........................................                     $25,342,388
                                                                                                  ============


CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                                COUPON     MATURITY      MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 29.8%                          RATE        DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  250,000   Orange Co., CA, Muni. Water Dist. 1992B (Allen McColloch Pipeline)..........   4.500% 07/01/1996   $ 250,000
    120,000   Southern California Public Power Auth. Rev., Ser. 1986B, Prerefunded @ 102..   7.000  07/01/1996     122,400
    150,000   California Health Fac. Auth. Insured Hosp. (Childrens Hosp. San Diego)......   4.250  07/01/1996     150,000
    125,000   Southern California Public Power Auth. Rev., Ser 1986B, Prerefunded @ 102...   7.125  07/01/1996     127,500
    500,000   San Mateo Co., CA, Schools Insurance Group RANS, Ser. 1995..................   4.750  07/05/1996     500,040
    500,000   Los Angeles Co., CA, Local Educ. Agy. COP TRANS, Ser. A.....................   4.750  07/05/1996     500,038
    240,000   Oakland, CA, Misc. Rev. Bonds, Ser. 1988A...................................   6.800  08/01/1996     240,596
    250,000   Brea & Olinda, CA, USD COP, Prerefunded @ 102...............................   7.700  08/01/1996     255,844
    500,000   Sacramento, CA, School Dist. COP (Admin. Ctr. Proj.), Prerefunded @100......   4.600  08/01/1996     500,447
    100,000   Mountain View, CA, Cap. Impt. Fin. Auth. Rev. (City Hall/Community Theater).   5.100  08/01/1996     100,104
    500,000   Orange Co., CA, Sanitation COP, Escrowed to Maturity........................  12.000  08/01/1996     503,504
    200,000   Fresno, CA, COP (City Hall/Golf Course), Prerefunded @ 102..................   7.875  08/01/1996     204,642
    230,000   Folsom, CA, School Facs. Proj. GO, Ser. B...................................   6.000  08/01/1996     230,542
    500,000   South Coast, CA, Local Educ. Agencies Pooled TRANS..........................   5.000  08/14/1996     500,866
    135,000   La Mirada, CA, Redev. Agy. Tax Allocation, Ser. A...........................   5.625  08/15/1996     135,289
    100,000   South Orange Co., CA, Pub. Fin. Auth. Special Tax Rev., Ser. 1994C..........   4.250  08/15/1996     100,038
    500,000   Victor Valley, CA, Union High School Dist. TRANS............................   4.500  08/30/1996     500,336
    250,000   San Jose, CA, COP (Convention Center Proj.), Prerefunded @ 102..............   7.500  09/01/1996     256,494
    245,000   Contra Costa Co., CA, Public Fac. Corp. COP, Escrowed to Maturity...........   7.100  09/01/1996     246,424
    100,000   San Francisco, CA, City & Co. Sewer Ref. Rev................................   5.500  10/01/1996     100,340
    500,000   Santa Clara Co., CA, COP, Prerefunded @ 102.................................   8.000  10/01/1996     515,376
    150,000   Sacramento, CA, Muni. Util. Dist. Elec. Rev., Ser. H, Escrowed to Maturity..   6.100  10/01/1996     150,883
    350,000   Univ. of California Hsg. Sys. Group A Rev, Prerefunded @ 102................   7.600  11/01/1996     361,478
    360,000   Univ. of California Hsg. Sys. Group A Rev., Ser. W, Prerefunded @ 102.......   7.800  11/01/1996     372,069
    245,000   California Health Fac. Auth. Rev. (Stanford Univ. Hosp.), Prerefunded @ 102.   7.125  11/01/1996     252,407
    300,000   California St. Public Works Dept. of Corrections Rev., Prerefunded @ 102....   7.375  11/01/1996     309,315
    100,000   Palm Springs, CA, COP (Palm Springs Public Fac. Corp.), Escrowed to Maturity   6.700  11/01/1996     101,046
    400,000   Univ. of California Medical Ctr. Rev. (Satellite Medical Ctr.),
                Escrowed to Maturity......................................................   7.900  12/01/1996     407,005
    100,000   California St. Dept. of Water Rev., Ser. B, Prerefunded @ 101.50............   7.500  12/01/1996     103,042
    150,000   Poway, CA, Redev. Agy. Tax Rev., Prerefunded @ 103..........................   8.100  12/15/1996     157,460
    500,000   California School Cash Reserve Program Auth. 1995 Pool Bonds, Ser. B........   4.500  12/20/1996     501,583
  2,000,000   California School Cash Reserve Program Auth. 1996 Pool Bonds, Ser. A........   4.750  07/02/1997    2,017,280
- -------------                                                                                                   ------------
$10,650,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $10,774,388)................................................                      $10,774,388
                                                                                                               ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  400,000   Irvine Ranch, CA, Water Dist. Rev., Ser. 1985B.................   3.450%   07/01/96 $   400,000
  1,700,000   California PCR Fin. Auth. (Delano Proj.).......................   3.750    07/01/96   1,700,000
  1,300,000   California PCR Fin. Auth. (Del Marva Power & Light -
                Burney Forest Proj.).........................................   3.650    07/01/96   1,300,000
    800,000   California PCR Fin. Auth. (Honey Lake Power Proj.).............   3.750    07/01/96     800,000
  1,600,000   Irvine Ranch, CA, Assess. Dist. Impt. Rev., Ser. 1989-10.......   3.300    07/01/96   1,600,000
    450,000   Irvine Ranch, CA, Water Dist. Cap. Impt. Proj. Rev., Ser. 1986.   3.500    07/01/96     450,000
  1,000,000   California PCR Fin. Auth., Ser. A (Ultrapower-Rocklin).........   3.799    07/01/96   1,000,000
    500,000   Irvine Ranch, CA, Water Dist. Rev..............................   3.450    07/01/96     500,000
  1,400,000   Anaheim, CA, COP Police Facs. Rev..............................   3.100    07/03/96   1,400,000
  1,500,000   California PCR Fin. Auth. (Pacific Gas & Electric).............   3.450    07/03/96   1,500,000
  1,600,000   Vacaville, CA, IDR (Leggett & Platt, Inc.).....................   3.850    07/03/96   1,600,000
  1,500,000   Los Angeles, CA, Pension Obligation Ref. Rev., Ser. 1996C......   3.150    07/03/96   1,500,000

CALIFORNIA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 64.9%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,900,000   San Rafael, CA, IDR, Ser. 1994 (Phoenix American, Inc.)........   3.600%   07/03/96 $ 1,900,000
  1,000,000   Santa Paula, CA, Public Fin. Auth. Rev., Ser. 1996
                (Water Sys. Aquisition Proj.)................................   3.750    07/03/96   1,000,000
  1,500,000   Hanford, CA, Sewer Rev., Ser. A................................   3.750    07/05/96   1,500,000
  1,200,000   Los Angeles, CA, Dept. of Water & Power Rev....................   3.300    07/05/96   1,200,000
  1,000,000   San Bernardino Co., CA, IDR (LaQuinta Motor Inns)..............   3.400    07/05/96   1,000,000
  1,000,000   San Bernardino Co., CA, Capital Impt. Proj. Rev................   3.800    07/05/96   1,000,000
  1,300,000   San Bernardino Co., CA, COP....................................   3.600    07/05/96   1,300,000
    800,000   San Francisco, CA, City & Co. Parking Auth. Rev................   3.300    07/05/96     800,000
- -------------                                                                                     ------------
 $23,450,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $23,450,000)...................................                     $23,450,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 2.4%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $  855,000   California PCR Fin. Auth.  (San Diego Gas & Elec.).............   4.000% 09/01/1996 $   855,000
- -------------                                                                                     ------------
 $  855,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $855,000)......................................                     $   855,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 6.9%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
 $1,500,000   Riverside Co., CA, Transportation Sales Tax Rev................   3.400% 07/18/1996 $ 1,500,000
  1,000,000   California PCR Fin. Auth. (Pacific Gas & Elec.)................   3.400  08/08/1996   1,000,000
- -------------                                                                                     ------------
 $2,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $2,500,000)....................................                     $ 2,500,000
                                                                                                  ------------
 $37,455,000  TOTAL INVESTMENTS AT VALUE -- 104.0%
=============
              (Amortized Cost $37,579,388)...................................                     $37,579,388
              OTHER ASSETS AND LIABILITIES, NET-- (4.0)% ....................                     ( 1,457,327 )
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $36,122,061
                                                                                                  ============


ROYAL PALM FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION  BONDS-- 27.2%            RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.400% 07/01/1996 $   102,000
    100,000   Broward Co., FL, GO, Prerefunded @ 102.........................   7.500  07/01/1996     102,000
    200,000   Cape Coral, FL, Special Obligation Wastewater Assessment Rev...   4.800  07/01/1996     200,000
    100,000   Ft. Lauderdale, FL, GO, Prerefunded @ 102......................   7.600  07/01/1996     102,000
    250,000   Hernando Co., FL, School Board COP.............................   5.250  07/01/1996     250,000
    100,000   Miami, FL, Sewer Impt. GO .....................................   6.600  07/01/1996     100,000
    110,000   Orlando & Orange Co., FL, Expressway Auth. Rev.,
                Prerefunded @ 102............................................   7.500  07/01/1996     112,200
    125,000   Brevard Co., FL, Local Option Gas Tax Rev., Ser. B.............   4.300  08/01/1996     125,046
  1,000,000   Dade Co., FL, Gtd. Entitlement Rev., Escrowed to Maturity......   9.500  08/01/1996   1,004,694
    100,000   Duval Co., FL, School Dist. GO, Prerefunded @ 102..............   7.300  08/01/1996     102,276
    100,000   Duval Co., FL, School Dist. GO, Ser. 1988, Prerefunded @ 102...   7.500  08/01/1996     102,298
    340,000   Pinellas Co., FL, Transportation Impt. Rev.....................   5.000  08/01/1996     340,372
    330,000   New York, NY, GO, Ser. A, Escrowed to Maturity.................   7.375  08/15/1996     331,480
    250,000   Univ. of Texas General Tuition Rev., Prerefunded @ 102.........   8.000  08/15/1996     256,289
    400,000   Immokalee, FL, Water & Sewer Dist. Rev. BANS...................   3.650  08/30/1996     400,000
    120,000   Albany-Dougherty Co., GA, Hosp. Rev. (Pheobe Putney
                Memorial Hosp.)..............................................   4.000  09/01/1996     120,083
    250,000   Charleston, SC, Public Impt. COP...............................   3.700  09/01/1996     250,000
    680,000   Nevada St. COP.................................................   3.900  09/01/1996     680,000
    110,000   Ormond Beach, FL, Water & Sewer Rev., Prerefunded @ 102........   7.875  09/01/1996     112,891
    500,000   West Volusia, FL, Hosp. Auth. Rev., Ser. B, Prerefunded @ 103..   9.375  09/01/1996     519,608
    230,000   Broward Co., FL, Airport Sys. Rev., Prerefunded @ 100..........  10.000  10/01/1996     233,453
    175,000   Jacksonville, FL, Elec. Auth. Rev., Ser. 2 1987A-1.............   6.600  10/01/1996     176,110
    130,000   Lee Co., FL, Water & Sewer Rev., Prerefunded @ 102.............   6.900  10/01/1996     133,534
  1,295,000   Manatee Co., FL, GO, Ser. A, Prerefunded @ 102.................   7.375  10/01/1996   1,332,397
    500,000   Orange Co., FL, Health Fac. Auth. Rev., Prerefunded Muni. Certfs.,
              Ser. 3, Escrowed to Maturity...................................   4.650  10/01/1996     501,159
    100,000   Orlando, FL, Waste Water Sys. Rev., Ser. B, Prerefunded @ 102..   7.500  10/01/1996     102,901
    100,000   Palm Beach Co., FL, Impt. Rev., Escrowed to Maturity...........   6.900  10/01/1996     100,737
    250,000   St. Petersburg, FL, Public Util. Rev...........................   5.850  10/01/1996     251,197
    100,000   Tampa, FL, Rev.................................................   6.200  10/01/1996     100,565
    225,000   West Palm Beach, FL, Parking Fac. Rev., Prerefunded @ 102......   7.700  10/01/1996     231,572
    150,000   Brevard Co., FL, Second Gtd. Entitlement Rev...................   4.750  11/01/1996     150,560
    500,000   Florida HFA MFH Rev., Prerefunded @ 100........................   5.500  11/01/1996     502,602
    435,000   West Virginia St. Hsg. Dev. Rev................................   6.800  11/01/1996     438,730
    125,000   Cook Co., IL, GO...............................................   3.800  11/15/1996     125,015
    400,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. A.......   6.150  11/15/1996     403,815
    420,000   Philadelphia, PA, Muni. Auth. Justice Lease Rev., Ser. B.......   6.150  11/15/1996     424,006
    145,000   Clarksville, TN, Public Bldg. Auth. Rev........................   4.000  12/01/1996     145,276
    160,000   Ohio St. Higher Educ. Fac. Comm. Rev. (Kenyon College),
                Prerefunded @ 102............................................   7.125  12/01/1996     165,592
    200,000   Utah St. University Agric. & Applied Science Rev., Ser. A,
                Escrowed to Maturity.........................................   6.500  12/01/1996     202,291
    250,000   Champaign Co., IL, Comm. USD #116 GO...........................   7.400  12/30/1996     254,867
    100,000   Wakulla Co., FL, Sales Tax Rev., Prerefunded @ 102.............   7.000  01/01/1997     103,630
    175,000   Escambia Co., FL, School Board COP.............................   5.250  02/01/1997     176,436
    250,000   Dallas, TX, GO.................................................   5.000  02/15/1997     251,507
    580,000   Florida St. Div. Board Fin. Dept. Rev. (Sunshine Skyway).......   9.800  06/01/1997     611,099
    375,000   Florida St. Div. Board Fin. Dept. Rev. (Dept. of
                Nature Preservation).........................................   5.750  07/01/1997     381,718
    250,000   Venice, FL, Util. Rev., Prerefunded @ 102......................   6.900  07/01/1997     262,066
- -------------                                                                                     ------------
$12,885,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $13,076,072)...................................                     $13,076,072
                                                                                                  ------------


ROYAL PALM FLORIDA TAX-FREE MONEY FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 62.6%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   900,000   Dade Co., FL, IDA PCR (Florida Power & Light)..................   3.550% 07/01/1996 $   900,000
  1,000,000   Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters)........   3.750  07/01/1996   1,000,000
  2,600,000   Hillsborough Co., FL, IDA PCR (Tampa Elec.)....................   3.550  07/01/1996   2,600,000
    300,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     300,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1996
                (Genesis Rehab. Hosp.).......................................   3.800  07/01/1996   1,500,000
  2,500,000   Jacksonville, FL, PCR (Florida Power & Light)..................   3.550  07/01/1996   2,500,000
  2,200,000   Ohio Air Quality Dev. Auth. Rev., Ser. 1985B (Cincinnati
                Gas & Elec.).................................................   3.750  07/01/1996   2,200,000
    200,000   Pinal Co., AZ, IDA PCR (Magma Copper Co.)......................   3.600  07/01/1996     200,000
  1,200,000   Pinellas Co., FL, Health Fac. Rev. (Pooled Hosp. Loan).........   3.600  07/01/1996   1,200,000
  1,100,000   Broward Co., FL, HFA (Lake Park Assoc. Ltd. Partnership).......   3.450  07/03/1996   1,100,000
  1,735,000   Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.).......   3.850  07/03/1996   1,735,000
  2,000,000   Orange Co., FL, IDR, Ser. 1996A (Univ. of Central Florida
                Proj.).......................................................   3.350  07/03/1996   2,000,000
    800,000   Rockport, IN, PCR, Ser. B (Indiana Michigan Power Co.).........   3.250  07/03/1996     800,000
    720,000   Volusia Co., FL, Health Facs. Auth. Rev. (Pooled Hosp. Loan)...   3.700  07/03/1996     720,000
  1,000,000   Boca Raton, FL, IDR (Parking Garage)...........................   3.675  07/05/1996   1,000,000
    980,000   Dade Co., FL, HFA (Kendall Court Apts.)........................   3.450  07/05/1996     980,000
  1,500,000   Jacksonville, FL, Health Fac. Auth. Rev. (Faculty Practice
                Assoc.)......................................................   3.400  07/05/1996   1,500,000
  1,500,000   Marion Co., FL, HFA (Paddock Pl. Proj.)........................   3.600  07/05/1996   1,500,000
  1,000,000   Marion Co., FL, HFA (Summer Trace Apts.).......................   3.600  07/05/1996   1,000,000
  1,000,000   Orlando, FL, Util. Comm. Water & Elec. Rev.....................   3.250  07/05/1996   1,000,000
  1,800,000   Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.).......   3.550  07/05/1996   1,800,000
  2,500,000   Volusia Co., FL, Health Facs. Auth. Rev. (West Volusia Health).   3.350  07/05/1996   2,500,000
- -------------                                                                                     ------------
$30,035,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $30,035,000)...................................                     $30,035,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    ADJUSTABLE RATE PUT BONDS-- 4.9%                                  RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   650,000   Broomfield, CO, Rev., Ser. 1992 (Up With People Proj.).........   4.000% 07/01/1996 $   650,000
  1,715,000   Florida HFA Rev................................................   3.800  12/15/1996   1,715,000
- -------------                                                                                     ------------
$ 2,365,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------
              (Amortized Cost $2,365,000)....................................                     $ 2,365,000
                                                                                                  ------------

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    COMMERCIAL PAPER-- 3.1%                                           RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 1,500,000   St. Lucie Co., FL, PCR (Florida Power & Light Proj. B).........   3.600% 08/07/1996 $ 1,500,000
- -------------                                                                                     ------------
$ 1,500,000   TOTAL COMMERCIAL PAPER
- -------------
              (Amortized Cost $1,500,000)....................................                     $ 1,500,000
                                                                                                  ------------
$46,785,000   TOTAL INVESTMENTS AT VALUE -- 97.8%
=============
              (Amortized Cost $46,976,072)...................................                     $46,976,072
              OTHER ASSETS AND LIABILITIES, NET-- 2.2% ......................                       1,075,067
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $48,051,139
                                                                                                  ============


TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              ALASKA -- 0.5%
$   385,000   Alaska St. HFC Rev.............................................   7.650% 12/01/2010 $   393,874
                                                                                                  ------------

              ARIZONA -- 3.0%
    300,000   Pinal Co., AZ, IDA PCR VRDN (Magma Copper Co.).................   3.600  07/01/1996     300,000
    500,000   Pima Co., AZ, USD No. 1 (Tuscon), Prerefunded @ 102............   6.750  07/01/1998     533,610
    400,000   Arizona Educ. Loan Mkt. Corp. Rev., Ser. A.....................   6.700  03/01/2000     416,948
    600,000   Maricopa Co., AZ, School Dist. Rev., Ser. 1991C (Tempe Elem.)..   8.000  07/01/2004     713,664
    205,000   Maricopa Co., AZ, SFM Rev., Ser. 1991..........................   7.375  08/01/2005     216,365
                                                                                                  ------------
                                                                                                     2,180,587
                                                                                                  ------------
              CALIFORNIA -- 3.5%
    800,000   Irvine, CA, Assess. Dist. Impt. Rev., VRDN, Ser. 89-10.........   3.300  07/01/1996     800,000
    500,000   Santa Clara Co., CA, Hsg. Auth. ARPB (Orchard Glen Apts.)......   5.250  11/01/1998     501,245
    480,000   Sacramento Co., CA, MFH ARPB (Fairway One Apts.)...............   5.875  02/01/2003     486,461
    500,000   Santa Monica, CA, Redev. Agy. Lease Rev........................   6.000  07/01/2003     529,254
    250,000   California HFA Multi-Unit Rental Rev., Ser. B..................   6.500  08/01/2005     261,323
                                                                                                  ------------
                                                                                                     2,578,283
                                                                                                  ------------
              COLORADO -- 1.4%
  1,000,000   Westminster, CO, MFH ARPB (Oasis Wexford Apts.)................   5.350  12/01/2005     996,300
                                                                                                  ------------

              FLORIDA -- 6.4%
  1,200,000   Univ. of Florida Athletic Assn. Capital Impt. Rev. VRDN
                (Stadium Proj.)..............................................   3.600  07/01/1996   1,200,000
    800,000   Pinellas Co., FL, Health Fac. Rev. VRDN (Pooled Hosp. Loan)....   3.600  07/01/1996     800,000
    200,000   Jacksonville, FL, Health Fac. Auth. Rev. VRDN, Ser. 1988
                (River Garden)...............................................   4.200  07/01/1996     200,000
    500,000   Florida HFA MFH ARPB, Ser. 1978B (Hampton Lakes II Proj.)......   5.700  04/01/2001     505,025
  1,000,000   Florida Board of Educ. Capital Outlay GO, Ser. A...............   5.500  05/01/2004   1,021,160
    200,000   Florida St. GO.................................................   6.500  05/01/2004     202,994
    750,000   Hillsborough Co., FL, Solid Waste Rev..........................   5.500  10/01/2006     764,648
                                                                                                  ------------
                                                                                                    4,693,827
                                                                                                  ------------
              GEORGIA -- 2.1%
    255,000   Atlanta, GA, Airport Extension & Impt. Rev.,
                Escrowed to Maturity.........................................   7.250  01/01/1998     267,215
    700,000   Fulton Co., GA, Water & Sewer Rev., Ser. 1986, Prerefunded
                @ 101........................................................   6.800  01/01/2000     753,921
    500,000   Columbus, GA, Med. Ctr. Hosp. Auth. Rev........................   6.400  08/01/2006     537,185
                                                                                                  ------------
                                                                                                     1,558,321
                                                                                                  ------------
              ILLINOIS -- 3.9%
    500,000   Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)...................   7.750  09/01/1998     524,485
    680,000   Illinois Educ. Fac. Auth. Rev., Ser. A (Loyola Univ.),
                Prerefunded @ 102............................................   7.125  07/01/2001     758,112
    500,000   Chicago, IL, Public Bldg. Comm. Rev., Escrowed to Maturity.....   7.700  01/01/2008     523,360
  1,000,000   Evergreen Park, IL, Hosp. Fac. Rev. (Little Co. Mary Hosp.)....   7.750  02/15/2009   1,065,140
                                                                                                  ------------
                                                                                                     2,871,097
                                                                                                  ------------
              INDIANA -- 2.2%
  1,000,000   Indiana Bond Bank Special Prog. Rev., Ser. A1..................   6.650  01/01/2004   1,064,740
    500,000   Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A.............   6.600  01/01/2012     519,425
                                                                                                  ------------
                                                                                                     1,584,165
                                                                                                  ------------
              IOWA -- 1.7%
    250,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.400  07/01/2004     262,765
    420,000   Iowa HFA Rev...................................................   6.500  07/01/2006     438,346
    240,000   Iowa Student Loan Liquidity Corp. Rev..........................   6.600  07/01/2008     250,754
    250,000   Cedar Rapids, IA, Hosp. Fac. Rev. (St. Luke's Methodist Hosp.).   6.000  08/15/2009     256,693
                                                                                                  ------------
                                                                                                     1,208,558
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              KENTUCKY -- 3.2%
$   675,000   Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.....  10.250% 01/01/2000 $   804,640
    750,000   Kentucky St. Turnpike Auth. EDR (Revitalization Proj.).........   5.250  07/01/2005     758,040
    750,000   Kentucky St. Property & Bldg. Comm. Proj. #59 Rev..............   5.200  05/01/2006     744,248
                                                                                                  ------------
                                                                                                     2,306,928
                                                                                                  ------------
              LOUISIANA -- 1.4%
    440,000   Louisiana Public Fac. Auth. Rev. (Medical Ctr. of Louisiana)...   6.000  10/15/2003     462,026
    500,000   West Ouachita Parish, LA, School Dist. GO, Ser. A..............   6.700  03/01/2006     542,590
                                                                                                  ------------
                                                                                                     1,004,616
                                                                                                  ------------
              MARYLAND -- 1.5%
    500,000   Maryland St. Health & Higher Educ. Fac. Auth. Rev.
                (Univ. of Maryland Medical Sys.).............................   6.500  07/01/2001     538,130
    500,000   Maryland St. Comm. Dev. Admin. Rev.............................   8.500  04/01/2002     523,155
                                                                                                  ------------
                                                                                                     1,061,285
                                                                                                  ------------
              MASSACHUSETTS -- 4.4%
    750,000   Massachusetts St. Indust. Fin. Agy. ARPB (Asahi/America, Inc.).   5.100  03/01/1999     755,348
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992A.............   6.500  09/01/2002     533,370
    500,000   New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B.............   6.600  09/01/2002     534,345
  1,280,000   Worcester, MA, GO..............................................   6.000  07/01/2006   1,355,008
                                                                                                  ------------
                                                                                                    3,178,071
                                                                                                  ------------
              MICHIGAN -- 2.3%
  1,000,000   Michigan St. Bldg. Auth. Rev., Ser. II.........................   6.400  10/01/2004   1,076,470
    600,000   Kalamazoo, MI, Hosp. Fin. Auth. Rev., Ser. A
                (Borgess Medical Ctr.).......................................   5.000  06/01/2006     575,934
                                                                                                  ------------
                                                                                                    1,652,404
                                                                                                  ------------
              MINNESOTA -- 1.0%
    700,000   Centennial, MN, ISD GO, Ser. A.................................   5.600  02/01/2002     727,839
                                                                                                  ------------

              MISSISSIPPI -- 1.0%
    500,000   Mississippi Higher Educ. Rev., Ser. B..........................   6.100  07/01/2001     513,415
    250,000   Hattiesburg, MS, Water & Sewer Rev.............................   4.800  08/01/2002     247,545
                                                                                                  ------------
                                                                                                      760,960
                                                                                                  ------------
              NEBRASKA -- 1.1%
     47,000   Nebraska Invest. Fin. Auth. SFM Rev., Ser. A...................   8.600  05/15/1997      48,116
    680,000   Nebraska Invest. Fin. Auth. Rev., Ser. 1989 (Foundation for
               Educ. Fund), Escrowed to Maturity.............................   7.000  11/01/2009     734,237
                                                                                                  ------------
                                                                                                      782,353
                                                                                                  ------------
              NEVADA -- 2.2%
    315,000   Washoe Co., NV, GO, Prerefunded @ 102..........................   7.375  07/01/1999     344,790
  1,000,000   Las Vegas, NV, GO, Sewer Impt. Rev.............................   6.500  10/01/2006   1,077,200
    185,000   Washoe Co., NV, GO.............................................   7.375  07/01/2009     200,373
                                                                                                  ------------
                                                                                                    1,622,363
                                                                                                  ------------
              NEW YORK -- 2.6%
    415,000   New York, NY, GO, Prerefunded @ 102............................   8.000  08/01/1997     441,842
    500,000   New York Local Gov't. Asst. Corp. Rev., Ser. 1991B.............   7.000  04/01/2002     549,710
     85,000   New York, NY, GO...............................................   8.000  08/01/2005      89,833
    810,000   New York St. Dorm. Auth. Rev. (Devereux Foundation)............   4.850  07/01/2006     786,494
                                                                                                  ------------
                                                                                                    1,867,879
                                                                                                  ------------

TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              NORTH CAROLINA -- 8.0%
  $ 500,000   Charlotte, NC, GO..............................................   4.750% 02/01/2006 $   485,355
  1,065,000   Durham, NC, COP................................................   6.375  12/01/2006   1,132,457
  1,200,000   Asheville, NC, GO..............................................   6.100  03/01/2008   1,266,072
  1,000,000   Charlotte-Mecklenberg Hosp. NC, Health Care Sys. Rev...........   5.600  01/15/2009   1,005,040
    980,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.050  02/15/2009     924,816
  1,000,000   Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)......   5.150  02/15/2010     947,380
                                                                                                  ------------
                                                                                                    5,761,120
                                                                                                  ------------
              OHIO -- 19.0%
  1,400,000   Ohio Air Quality Dev. Auth. Rev., VRDN, Ser. 1985B
                (Cincinnati Gas & Elec.).....................................   3.750  07/01/1996   1,400,000
    500,000   Ohio St. Bldg. Auth. Rev., Ser. A, Escrowed to Maturity........   7.150  03/01/1999     532,870
    700,000   Franklin Co., OH, Dev. & Ref. Rev., Ser. 1993
                (American Chemical Soc.).....................................   5.500  04/01/2000     700,707
    500,000   Franklin Co., OH,  Rev. (Online Computer Library Ctr.).........   5.500  04/15/2000     499,750
    750,000   Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)..................   5.000  09/01/2000     746,048
    950,000   Akron Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Summa Health Systems).......................................   5.900  11/15/2002     990,888
    270,000   Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)...............   7.000  07/01/2003     290,528
  1,000,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Smith Steelite Proj.)...   5.600  12/01/2003     984,480
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal Retirement Home)..   6.600  01/01/2004     532,970
    825,000   Jackson, OH, Electric Sys. Mtg. Rev............................   5.200  07/15/2004     796,686
    445,000   Ohio St. EDR Ohio Enterprise Bond Fd. (Cheryl & Co.)...........   5.500  12/01/2004     471,740
    625,000   Cuyahoga Co., OH, Util. Sys. Impt. & Ref. Rev., Ser. 1995B.....   5.500  08/15/2005     632,106
  1,005,000   Franklin Co., OH, Health Care Fac. Rev. (First Comm. Village)..   6.000  06/01/2006   1,004,940
    400,000   Painesville, OH, Elec. Rev.....................................   6.000  11/01/2006     414,828
  1,000,000   Mahoning Co., OH, GO...........................................   6.600  12/01/2006   1,086,970
    590,000   Ohio St. GO....................................................   4.950  08/01/2008     567,326
    800,000   West Clermont, OH, LSD GO......................................   6.150  12/01/2008     846,248
    500,000   Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.).............   7.000  01/01/2009     513,815
    750,000   Univ. of Cincinnati, OH, General Receipts, Ser. G..............   7.000  06/01/2011     818,580
                                                                                                  ------------
                                                                                                   13,831,480
                                                                                                  ------------
              PENNSYLVANIA -- 5.0%
    605,000   Chartiers Valley, PA, Comm. Dev. ARPB
                (Colonial Bldg. Partners Proj.)..............................   5.625  12/01/1997     609,271
    500,000   Pennsylvania St., IDR, Ser. A, Prerefunded @ 102...............   7.000  07/01/2001     555,630
  1,000,000   Allegheny Co., PA, Hosp. Dev. Auth. Rev.
                (Univ. of Pittsburgh Medical Ctr.)...........................   4.850  12/01/2006     944,050
  1,000,000   Pennsylvania Intergovt. Coop. Auth. Rev. (City of Philadelphia)   5.200  06/15/2007     980,190
    500,000   Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev.............   6.600  11/01/2009     527,750
                                                                                                  ------------
                                                                                                    3,616,891
                                                                                                  ------------
              PUERTO RICO -- 0.2%
    175,000   Puerto Rico Commonwealth GO, Prerefunded @ 102.................   7.125  07/01/1997     184,408
                                                                                                  ------------

              SOUTH CAROLINA -- 3.2%
  1,000,000   Piedmont, SC, Muni. Power Agy. Rev., Ser. A....................   6.000  01/01/2002   1,054,020
    525,000   South Carolina St. GO, Ser. A..................................   6.000  03/01/2004     557,655
    725,000   Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
                (Columbia Metro.)............................................   6.000  01/01/2008     746,881
                                                                                                  ------------
                                                                                                    2,358,556
                                                                                                  ------------
              TENNESSEE -- 1.5%
    525,000   Southeast, TN, Tax-Exempt Mtg. Trust ARPB,
                Ser. 1990, Mandatory Put.....................................   7.250  04/01/2003     576,214
    500,000   Nashville, TN, Metro. Airport Rev., Ser. C.....................   6.625  07/01/2007     536,045
                                                                                                  ------------
                                                                                                    1,112,259
                                                                                                  ------------


TAX-FREE INTERMEDIATE TERM FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    MUNICIPAL BONDS                                                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
              TEXAS -- 8.2%
$   510,000   Pasadena, TX, IDR (Univ. Space Research Assn.).................   6.650% 10/01/1996 $   512,876
    500,000   Texas Turnpike Auth. Rev. (Dallas N. Tollway),
                Prerefunded @ 102............................................   7.250  01/01/1999     542,210
    500,000   Houston, TX, Sr. Lien Rev., Ser. A (Hotel Tax & Parking Fac.),
                Prerefunded @ 100............................................   7.000  07/01/2001     549,155
    350,000   Univ. of Texas, TX, Rev., Ser. B, Prerefunded @102.............   6.750  08/15/2001     386,680
  1,000,000   Texas National Research Lab. Fin. Corp. Lease Rev.,
                Prerefunded @ 102............................................   6.850  12/01/2001   1,111,800
    500,000   N. Texas Higher Educ. Student Loan Rev., Ser. 1991A............   6.875  04/01/2002     523,945
    650,000   Galveston, TX, Health Fac. Rev. (Devereux Foundation)..........   4.900  11/01/2006     628,056
    500,000   N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed INFLOS...............................................   8.150  05/15/2008     539,755
    479,105   Midland, TX, HFC Rev., Ser. A2.................................   8.450  12/01/2011     511,253
    650,000   Univ. of Texas, TX, Rev., Ser. B...............................   6.750  08/15/2013     701,441
                                                                                                  ------------
                                                                                                    6,007,171
                                                                                                  ------------
              UTAH -- 1.2%
    870,000   Utah St. School Dist. Fin. Corp. Rev., Mandatory Redemption....   8.375  08/15/1998     927,255
                                                                                                  ------------

              VIRGINIA -- 1.4%
    500,000   Chesterfield Co., VA, GO, Ser. B...............................   6.200  01/01/1999     521,995
    500,000   Chesapeake, VA, GO.............................................   5.900  08/01/2005     527,285
                                                                                                  ------------
                                                                                                    1,049,280
                                                                                                  ------------
              WASHINGTON -- 5.2%
    750,000   Seattle, WA, Drain & Wastewater Util. Rev., Prerefunded @ 102..   7.000  12/01/1999     819,487
  1,000,000   Seattle, WA, Muni. Metro. Sewer Rev., Prerefunded @ 102........   6.875  01/01/2000   1,087,940
    335,000   Washington St. GO, Ser. A, Prerefunded @ 100...................   6.400  03/01/2001     357,613
    440,000   Port of Everett, WA, Rev.......................................   6.500  04/01/2000     441,791
  1,000,000   Washington St. Motor Vehicle Fuel Tax Ref. GO..................   6.000  09/01/2004   1,056,040
                                                                                                  ------------
                                                                                                    3,762,871
                                                                                                  ------------
              WISCONSIN -- 1.4%
    505,000   Village of Dresser, WI, PCR Ref. Rev. (F & A Dairy, Inc.)......   6.000  05/01/2000     509,215
    500,000   Wisconsin Public Power System Rev., Ser. A, Prerefunded @ 102..   7.500  07/01/2000     558,320
- -------------                                                                                     ------------
                                                                                                    1,067,535
                                                                                                  ------------
$69,946,105   TOTAL MUNICIPAL BONDS -- 99.7%
=============
              (Amortized Cost $71,287,629) ..................................                     $72,708,536
              OTHER ASSETS AND LIABILITIES, NET-- 0.3% ......................                         204,869
                                                                                                  ------------
              NET ASSETS-- 100.0% ...........................................                     $72,913,405
                                                                                                  ============


OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS

JUNE 30, 1996

==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   470,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
                Prerefunded @ 102............................................   7.500% 09/01/1999  $  519,256
    500,000   Montgomery Co., OH, Garbage & Refuse Rev., Ser. A,
                Prerefunded @ 102............................................   7.100  11/01/1999     547,675
    500,000   Ohio St. Bldg. Auth. Local Jail Rev. , Prerefunded @ 102.......   7.350  04/01/2000     554,040
    500,000   Ohio St. Higher Educ. Fac. Rev. (Ohio Northern Univ.),
                Prerefunded @ 100............................................   7.250  05/15/2000     544,525
    500,000   Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Children's Hosp.), Prerefunded @ 102........................   7.450  11/15/2000     561,440
    500,000   Franklin Co., OH, Convention Fac. Auth. Tax & Lease Rev.,
                Prerefunded @ 102............................................   7.000  12/01/2000     553,370
    500,000   Fairfield Co., OH, Hosp. Fac. Rev. (Lancaster-Fairfield Hosp.),
                Prerefunded @ 102............................................   7.100  06/15/2001     558,855
    250,000   Franklin Co., OH, IDR (1st Community Village Healthcare),
                Prerefunded @ 101.50.........................................  10.125  08/01/2001     306,442
     30,000   Clermont Co., OH, Hosp. Fac. Rev., Ser. A (Mercy Health Sys.),
                Prerefunded @ 100...........................................    7.500  09/01/2001      33,685
    460,000   Westerville, Minerva Park & Blendon, OH, Joint Hosp. Dist.
                Rev. (St. Ann's), Prerefunded @ 102..........................   7.100  09/15/2001     516,111
  1,310,000   Cuyahoga Co., OH, Hosp. Rev. (Mt. Sinai), Prerefunded @ 102....   6.625  11/01/2001   1,444,367
    500,000   Clermont Co., OH, Sewer Sys. Rev., Ser. 1991, Prerefunded @ 102   7.100  12/01/2001     562,830
     15,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2002      16,579
     40,000   Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003      48,878
    160,000   Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
                Prerefunded @ 100............................................  10.125  04/01/2003     194,533
    230,000   Summit Co., OH, GO, Ser. A, Prerefunded @ 100..................   6.900  08/01/2003     256,100
    290,000   Alliance, OH, CSD GO...........................................   6.900  12/01/2006     316,410
  1,635,000   Montgomery Co., OH, Solid Waste Rev............................   5.000  11/01/2007   1,594,828
    500,000   Cleveland, OH, Waterworks Impt. Rev., Ser. G (First Mtg.)......   5.500  01/01/2009     502,245
  1,000,000   Franklin Co., OH, Hosp. Impt. Rev. (Holy Cross Health Sys.)....   7.625  06/01/2009   1,104,770
    500,000   Mansfield, OH, Hosp. Impt. Rev. (Mansfield General)............   6.700  12/01/2009     537,435
    250,000   Ohio St. Water Dev. Auth. Ref. & Impt. Rev. (Pure Water),
                Escrowed to Maturity.........................................   7.000  12/01/2009     281,370
    500,000   Ohio Capital Corp. MFH Rev.....................................   7.500  01/01/2010     535,435
    500,000   Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A.................   6.400  10/15/2010     527,005
    500,000   Montgomery Co., OH, Solid Waste Rev............................   5.350  11/01/2010     488,230
    500,000   Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.)....   6.750  11/15/2010     539,355
  1,000,000   Canton, OH, Waterworks Sys. GO, Ser. 1995......................   5.750  12/01/2010   1,013,330
    500,000   St. Mary's, OH, Elec. Sys. Rev.................................   7.150  12/01/2010     550,845
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.500  01/01/2011     530,100
    275,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.), Escrowed to
                Maturity.....................................................   9.000  06/01/2011     303,979
  1,700,000   Ohio St. Water Dev. Auth. PCR..................................   5.700  06/01/2011   1,708,143
  1,500,000   Ohio St. Water Dev. Auth. PCR..................................   5.300  06/01/2011   1,448,925
    590,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.000  09/01/2011     622,167
    365,000   Bexley, OH, CSD GO.............................................   7.125  12/01/2011     426,371
    500,000   Greene Co., OH, Water Sys. Rev.................................   6.850  12/01/2011     541,900
    500,000   Maple Heights, OH, Various Purpose GO..........................   7.000  12/01/2011     551,860
    760,000   Springboro, OH, CSD GO.........................................   6.000  12/01/2011     799,946
    500,000   Stark Co., OH, Various Purpose GO..............................   7.050  12/01/2011     548,670
    530,000   Urbana, OH, Wastewater Impt. GO................................   7.050  12/01/2011     593,038
    600,000   Westerville, OH, Water Sys. Impt. GO...........................   6.450  12/01/2011     637,992
    500,000   Cleveland, OH, GO, Ser. A......................................   6.375  07/01/2012     524,400
    255,000   Summit Co., OH, GO, Ser. A.....................................   6.900  08/01/2012     272,641
    500,000   Brunswick, OH, CSD GO..........................................   6.900  12/01/2012     541,835
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   7.250  12/01/2012     552,805
    500,000   Springfield, OH, LSD GO........................................   6.600  12/01/2012     534,865
    500,000   Summit Co., OH, Various Purpose GO.............................   6.625  12/01/2012     535,445
    500,000   Warrensville Heights, OH, GO...................................   6.400  12/01/2012     536,455
  1,095,000   West Clermont, OH, LSD GO......................................   6.900  12/01/2012   1,211,103
    500,000   Worthington, OH, CSD GO........................................   6.375  12/01/2012     524,825
  2,500,000   Hamilton Co., OH, Hosp. Fac. Rev., Ser. D
                (Children's Hosp. Medical Ctr.)..............................   5.000  05/15/2013   2,296,450

OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 88.8%             RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$   370,000   Ohio HFA SFM Rev., Ser. 1990D..................................   7.500% 09/01/2013 $   390,195
  1,425,000   Butler Co., OH, Sewer Sys. Rev.................................   5.125  12/01/2013   1,338,160
    500,000   Ohio St. Bldg. Auth. Rev., Ser. 1994A
                (Juvenile Correctional Bldg.)................................   6.600  10/01/2014     533,735
    500,000   Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.).................   7.000  10/15/2014     541,020
    460,000   Bedford Heights, OH, GO........................................   6.500  12/01/2014     488,971
    290,000   Garfield Heights, OH, Various Purpose GO.......................   6.300  12/01/2014     301,438
  1,250,000   Maumee, OH, Hosp. Fac. Rev., Ser. 1994 (St. Luke's Hosp. Proj.)   5.800  12/01/2014   1,241,550
    290,000   Northwest, OH, LSD GO..........................................   7.050  12/01/2014     320,322
    530,000   Ottawa Co., OH, GO.............................................   5.750  12/01/2014     527,588
  1,000,000   Portage Co., OH, GO............................................   6.200  12/01/2014   1,035,660
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   5.875  09/01/2015     999,330
    550,000   Cambridge, OH, Water Sys. Mtg. Rev.............................   5.500  12/01/2015     534,638
  1,750,000   Dayton, OH, Airport Rev. (James M. Cox Dayton Int'l. Airport)..   5.250  12/01/2015   1,644,440
    500,000   Delaware, OH, CSD GO...........................................   5.750  12/01/2015     498,235
  1,700,000   Massillon, OH, GO..............................................   6.625  12/01/2015   1,821,754
    500,000   Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)..............   6.750  12/01/2015     539,065
  1,420,000   Stow, OH, Safety Center Const., GO.............................   6.150  12/01/2015   1,463,409
  1,000,000   Tuscarawas, OH, LSD GO, Ser. 1995..............................   6.600  12/01/2015   1,076,500
    500,000   Cleveland, OH, Waterworks Impt. Rev............................   6.250  01/01/2016     512,925
    750,000   Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev., Prerefunded @100...   7.400  01/01/2016     840,540
    500,000   Ohio St. Air Quality Dev. Auth. Rev. (Ohio Edison).............   7.450  03/01/2016     547,185
  1,000,000   Montgomery Co., OH, Hosp. Rev. (Kettering Medical Ctr.)........   5.625  04/01/2016     976,030
    405,000   Ohio HFA SFM Rev., Ser. 1990F..................................   7.600  09/01/2016     429,191
  1,085,000   Ohio HFA SFM Rev., Ser. 1991D..................................   7.050  09/01/2016   1,140,834
    500,000   Celina, OH, Wastewater Sys. Mtg. Rev...........................   6.550  11/01/2016     527,195
  1,000,000   Cleveland, OH, Public Power Sys. Rev...........................   7.000  11/15/2016   1,104,420
    750,000   Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.)............   6.250  11/15/2016     771,090
    705,000   Big Walnut, OH, LSD GO (Community Library Proj.)...............   6.650  12/01/2016     756,310
    590,000   Garfield Heights, OH, Various Purpose GO.......................   7.050  12/01/2016     646,687
    850,000   Alliance, OH, Waterworks Sys. Rev..............................   6.650  10/15/2017     906,245
    500,000   Toledo, OH, Sewer Sys. Rev.....................................   6.350  11/15/2017     521,580
    675,000   Reynoldsburg, OH, CSD GO.......................................   6.550  12/01/2017     718,963
    500,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1990B (Ohio Edison).   7.100  06/01/2018     542,230
    500,000   Newark, OH, Water Sys. Impt. Rev...............................   6.000  12/01/2018     505,350
     15,000   Ohio St. Water Dev. Auth. Ref. Rev.............................   9.375  12/01/2018      15,684
  1,000,000   S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996.....................   6.400  12/01/2018   1,051,640
    500,000   Seneca Co., OH, GO (Jail Fac.).................................   6.500  12/01/2018     530,215
    500,000   Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel)...........   6.750  06/01/2019     533,075
    500,000   Crawford Co., OH, GO...........................................   6.750  12/01/2019     541,630
    360,000   Cuyahoga Co., OH, Hosp. Rev. (University Hosp.)................   6.250  01/15/2020     368,230
    500,000   Lucas Co., OH, Hosp. Impt. Rev. (St. Vincent's Hosp.)..........   6.750  08/15/2020     539,435
  1,750,000   Celina, OH, CSD GO.............................................   5.250  12/01/2020   1,625,033
  1,000,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985A
                (Columbus Southern Power)....................................   6.375  12/01/2020   1,037,170
    200,000   Montgomery Co., OH, Hosp. Rev. (Sisters of Charity)............   6.625  05/15/2021     211,324
  1,000,000   Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.)..........   6.733  10/05/2021   1,058,390
     20,000   Puerto Rico HFC SFM Rev., Ser. A ..............................   7.800  10/15/2021      20,599
  1,220,000   Butler Co., OH, Sewer Sys. Rev.................................   5.250  12/01/2021   1,131,294
  1,000,000   Kent St. Univ. General Receipts Rev............................   6.500  05/01/2022   1,057,040
    165,000   Puerto Rico HFC Rev............................................   6.850  10/15/2023     171,092
  1,000,000   Springboro, OH, Community CSD GO...............................   5.100  12/01/2023     904,420
  1,000,000   Ohio St. Turnpike Rev., Ser. 1996A.............................   5.500  02/15/2026     953,630
  1,000,000   Ohio St. Air Quality PCR (Penn Power)..........................   6.450  05/01/2027   1,041,670
- -------------                                                                                     ------------
$68,385,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------
              (Amortized Cost $67,853,032)...................................                     $70,988,215
                                                                                                  ------------


OHIO INSURED TAX-FREE FUND (CONTINUED)
==================================================================================================================================
   PRINCIPAL                                                                   COUPON   MATURITY     MARKET
    AMOUNT    FLOATING AND VARIABLE RATE DEMAND NOTES-- 10.8%                   RATE      DATE        VALUE
- ----------------------------------------------------------------------------------------------------------------------------------
$ 8,600,000   Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B...............   3.750% 07/01/1996 $ 8,600,000
- -------------                                                                                     ------------
$ 8,600,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------
              (Amortized Cost $8,600,000)....................................                     $ 8,600,000
                                                                                                  ------------
$76,985,000   TOTAL INVESTMENTS AT VALUE -- 99.6%
=============
              (Amortized Cost $76,453,032)...................................                     $79,588,215
              OTHER ASSETS AND LIABILITIES, NET--  0.4% .....................                         322,462
                                                                                                  ------------
              NET ASSETS-- 100.0%  ..........................................                     $79,910,677

NOTES TO PORTFOLIOS OF INVESTMENTS

JUNE 30, 1996
==============================================================================

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1996.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

PORTFOLIO ABBREVIATIONS:

ARPB - Adjustable Rate Put Bonds
BANS - Bond Anticipation Notes
COP - Certificates of Participation
CSD - City School District
EDA - Economic Development Authority
EDR - Economic Development Revenue
GO - General Obligation
HFA - Housing Finance Authority/Agency
HFC - Housing Finance Corporation
IDA - Industrial Development Authority/Agency
IDR - Industrial Development Revenue



ISD - Independent School District
LSD - Local School District
MFH - Multi-Family Housing
MFM - Multi-Family Mortgage
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
SFM - Single Family Mortgage
TANS - Tax Anticipation Notes
TRANS - Tax Revenue Anticipation Notes
USD - Unified School District
VRDN - Variable Rate Demand Notes

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
==============================================================================


Logo: Arthur Andersen LLP




To the Shareholders and Board of Trustees of the Midwest Group Tax Free Trust:

We have audited the accompanying statements of assets and liabilities of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust (a Massachusetts business trust), including the portfolios of investments, as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ohio Tax-Free Money Fund, Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund of the Midwest Group Tax Free Trust as of June 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/Arthur Andersen LLP
Cincinnati, Ohio,
August 1, 1996

                                  Tax Exempt

                              SEMI-ANNUAL REPORT

                              December 31, 1996
                                 (Unaudited)

                           Ohio Tax-Free Money Fund

                             Tax-Free Money Fund

                        California Tax-Free Money Fund

                    Royal Palm Florida Tax-Free Money Fund

                       Tax-Free Intermediate Term Fund

                          Ohio Insured Tax-Free Fund


                                MIDWEST GROUP

LETTER FROM THE PRESIDENT
===============================================================================

Dear Fellow Shareholder:

This past year proved to be anything but stable for the bond market. Early in 1996, economists were concerned about a possible recession. In response, the Federal Reserve Board lowered interest rates 1/4% to boost the sluggish economy. By mid-year, all discussion about a recession disappeared as it became apparent that the economy was growing at an above average pace. Bond prices fell, sending yields higher as investors became concerned that a robust economy and strong employment would lead to higher inflation. At the start of the fourth quarter the market rallied briefly in response to slower growth, but retreated when economic vigor renewed concerns of rising inflation. The 30-year Treasury bond, after reaching a yield of 6.35% in early December, closed the year at a yield of 6.60%.

Municipal bonds turned in a strong performance in 1996 relative to Treasuries. Although they began the year on weak footing, prices firmed notably once the flat-tax reform issue faded into the background. By year-end, municipal bonds regained much lost ground and outperformed Treasuries for the year.

At their current levels, municipal bonds continue to offer good value to investors. While bonds may be trapped in a narrow trading range in the near-term, we expect them to benefit from an economy enjoying moderate growth with fairly low levels of inflation. We continue to favor municipal bonds with high credit quality and good liquidity for which there exists an active and efficient market. As in the past, the Funds within the Midwest Group Tax-Free Trust provide high-quality alternatives for investors seeking current tax-free income consistent with protection of capital.

OHIO TAX-FREE MONEY FUND

The Fund's 7-day effective yield as of December 31, 1996 was 3.30%, which is equivalent to a taxable yield of 5.91%, assuming the maximum combined federal and Ohio income tax bracket for individuals.

TAX-FREE MONEY FUND

The Fund's 7-day effective yield as of December 31, 1996 was 3.08%, which is equivalent to a taxable yield of 5.10%, assuming the maximum federal income tax bracket for individuals.

CALIFORNIA TAX-FREE MONEY FUND

The Fund's 7-day effective yield as of December 31, 1996 was 3.30%, which is equivalent to a taxable yield of 6.14%, assuming the maximum combined federal and California income tax bracket for individuals.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND

The Fund's 7-day effective yields as of December 31, 1996 were 3.24% for Retail shares and 3.50% for Institutional shares, which are equivalent to taxable yields of 5.36% and 5.79%, respectively, assuming the maximum federal income tax bracket for individuals.

TAX-FREE INTERMEDIATE TERM FUND

The Fund's yields for December 31, 1996 were 4.37% for Class A shares and 3.71% for Class C shares, which are equivalent to taxable yields of 7.24% and 6.14%, respectively, assuming the maximum federal income tax bracket for individuals. The Fund's total returns for the twelve months ended December 31, 1996 for Class A shares and Class C shares, excluding the impact of applicable sales loads, were 3.87% and 3.31%, respectively.

OHIO INSURED TAX-FREE FUND

The Fund's yields for December 31, 1996 were 4.80% for Class A shares and 4.25% for Class C shares, which are equivalent to taxable yields of 8.59% and 7.61%, respectively, assuming the maximum combined federal and Ohio income tax bracket for individuals. The Fund's total returns for the twelve months ended December 31, 1996 for Class A shares and Class C shares, excluding the impact of applicable sales loads, were 3.07% and 2.51%, respectively.

In addition, we have recently opened an Institutional class of shares in the Ohio Tax-Free Money Fund, similar to that of the Royal Palm Tax-Free Money Fund. These shares are specifically geared toward institutional investors, including banks and bank trust departments, brokerage firms and corporations.

Midwest Group provides clients with opportunities to generate income through a variety of options. As always, we remain committed to helping you meet your investment objectives.

Sincerely,

/s/ Robert H. Leshner

Robert H. Leshner
President
February 16, 1997

Photo of: Robert H. Leshner, President


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)
=============================================================================================================
                                                                 OHIO                            CALIFORNIA
                                                               TAX-FREE         TAX-FREE          TAX-FREE
                                                              MONEY FUND       MONEY FUND        MONEY FUND
- -------------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:

   At acquisition cost..................................   $  275,098,090    $  38,047,960     $  38,475,104
                                                           ==============    ==============   ===============
   At amortized cost....................................   $  274,936,278    $  38,015,241     $  38,440,167
                                                           ==============    ==============   ===============
   At value (Note 2)....................................   $  274,936,278    $  38,015,241     $  38,440,167
Cash ...................................................        2,711,851               --                --
Interest receivable ....................................        2,384,145          290,575           308,657
Other assets ...........................................           50,860            7,146             8,353
                                                           --------------    --------------   ---------------

     TOTAL ASSETS.......................................      280,083,134       38,312,962        38,757,177
                                                           --------------    --------------   ---------------

LIABILITIES
Bank overdraft..........................................               --          150,406            64,288
Dividends payable.......................................          258,873            3,294             1,987
Payable for securities purchased........................               --        1,200,739                --
Payable to affiliates (Note 4) .........................          126,104           24,178            27,856
Other accrued expenses and liabilities .................           11,072            3,984             3,730
                                                           --------------    --------------   ---------------

     TOTAL LIABILITIES..................................          396,049        1,382,601            97,861
                                                           --------------    --------------   ---------------
NET ASSETS  ............................................   $  279,687,085    $  36,930,361     $  38,659,316
                                                           ==============    ==============   ===============

Net assets consist of:
Capital shares .........................................   $  279,674,180    $  36,927,811     $  38,660,209
Undistributed net investment income.....................               --            3,600                --
Accumulated net realized gains (losses) from
   security transactions................................           12,905          ( 1,050 )           ( 893 )
                                                           --------------    --------------   ---------------
Net assets..............................................   $  279,687,085    $  36,930,361     $  38,659,316
                                                           ==============    ==============   ===============


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..........      279,674,336       36,938,254        38,660,209
                                                           ==============    ==============   ===============


Net asset value, offering price and redemption price
   per share (Note 2) ..................................   $         1.00    $        1.00     $        1.00
                                                           ==============    ==============   ===============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS For
the Six Months Ended December 31, 1996 (Unaudited)
=============================================================================================================
                                                                 OHIO                            CALIFORNIA
                                                               TAX-FREE         TAX-FREE          TAX-FREE
                                                              MONEY FUND       MONEY FUND        MONEY FUND
- --------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME

   Interest income......................................   $    4,665,261    $     545,042     $     728,460
                                                           --------------    --------------   ---------------

EXPENSES
   Investment advisory fees (Note 4)....................          588,522           71,497           102,741
   Distribution expenses (Note 4).......................          246,446            5,854             6,450
   Accounting services fees (Note 4)....................           26,500           19,500            19,500
   Transfer agent and shareholder services fees (Note 4)           37,788           14,633            11,856
   Postage and supplies.................................           21,717            7,223             3,239
   Professional fees....................................           10,356            3,756             3,756
   Insurance expense....................................            9,948            1,917             2,140
   Registration fees....................................            5,180            8,852             4,671
   Custodian fees (Note 4)..............................               --              858             3,470
   Pricing expenses.....................................            4,491            2,273             2,988
   Trustees' fees and expenses .........................            1,575            1,575             1,575
   Reports to shareholders .............................            2,347              965               832
   Other expenses ......................................            7,196            2,660             1,150
                                                           --------------    --------------   ---------------
TOTAL EXPENSES .........................................          962,066          141,563           164,368
                                                           --------------    --------------   ---------------

NET INVESTMENT INCOME ..................................        3,703,195          403,479           564,092
                                                           --------------    --------------   ---------------

NET REALIZED GAINS FROM SECURITY TRANSACTIONS ..........               --               --               687
                                                           --------------    --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $    3,703,195    $     403,479     $     564,779
                                                           --------------    --------------   ---------------

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended December 31, 1996 and June 30, 1996
==================================================================================================================================
                                                                                                                 CALIFORNIA
                                                              OHIO TAX-FREE              TAX-FREE                 TAX-FREE
                                                               MONEY FUND               MONEY FUND               MONEY FUND

                                                       SIX MONTHS       YEAR     SIX MONTHS      YEAR      SIX MONTHS      YEAR
                                                         ENDED          ENDED       ENDED       ENDED        ENDED        ENDED
                                                     DEC. 31, 1996    JUNE 30,  DEC. 31, 1996  JUNE 30,   DEC. 31, 1996  JUNE 30,
                                                      (UNAUDITED)       1996     (UNAUDITED)     1996      (UNAUDITED)     1996
- ----------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:

  Net investment income ..........................    $ 3,703,195    $ 7,465,588   $ 403,479    $ 870,333    $ 564,092   $ 818,679
  Net realized gains (losses) from

   security transactions .........................            --            (709)         --         (564)         687         116
                                                    -------------   -------------  ----------  -----------  ----------  ----------
Net increase in net assets from operations .......      3,703,195      7,464,879     403,479      869,769      564,779     818,795
                                                    -------------   -------------  ----------  -----------  ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET INVESTMENT INCOME .....................     (3,703,195)    (7,465,588)   (399,879)    (873,034)    (564,092)   (818,679)
                                                    -------------   -------------  ----------  -----------  ----------  ----------
FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5):
  Proceeds from shares sold ......................    336,458,026    565,969,095  29,729,090   49,546,956   88,025,176  119,659,991
  Net asset value of shares issued in reinvestment
   of distributions to shareholders ..............      2,360,738      4,885,920     391,518      839,246      530,025      753,406
  Payments for shares redeemed ...................   (299,454,571)  (557,137,769)(18,536,235) (51,732,766) (86,018,633) 103,816,208)
                                                    -------------   -------------  ----------  -----------  ----------  -----------
Net increase (decrease) in net assets from
  capital share transactions .....................     39,364,193     13,717,246  11,584,373   (1,346,564)   2,536,568   16,597,189
                                                    -------------   -------------  ----------  -----------  ----------  -----------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS ..................................     39,364,193     13,716,537  11,587,973   (1,349,829)   2,537,255   16,597,305

NET ASSETS:
   Beginning of period ...........................    240,322,892    226,606,355  25,342,388   26,692,217   36,122,061   19,524,756
                                                    -------------   -------------  ----------  -----------  ----------  -----------
   End of period .................................  $ 279,687,085  $ 240,322,892 $36,930,361  $25,342,388  $38,659,316  $36,122,061
                                                    =============   =============  ==========  ===========  ==========  ===========

UNDISTRIBUTED NET INVESTMENT INCOME ..............  $         --   $          -- $      3,600 $        --  $        --  $       --
                                                    =============   =============  ==========  ===========  ==========  ===========

See accompanying notes to financial statements.


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)
=======================================================================================================
                                                                                           ROYAL PALM
                                                            TAX-FREE      OHIO INSURED       FLORIDA
                                                          INTERMEDIATE       TAX-FREE       TAX-FREE
                                                           TERM FUND          FUND         MONEY FUND
- -------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:
   At acquisition cost ................................   $ 66,462,541    $ 71,959,950   $ 49,495,278
                                                          ============    ============   ============
   At amortized cost ..................................   $ 66,135,352    $ 71,919,434   $ 49,444,692
                                                          ============    ============   ============
   At value (Note 2) ..................................   $ 68,546,362    $ 76,786,651   $ 49,444,692
Cash ..................................................         33,857          73,039        368,482
Receivable for capital shares sold ....................         40,507          77,716           --
Interest receivable ...................................      1,308,048         750,849        321,382
Other assets ..........................................         17,322          20,490          9,992
                                                          ------------    ------------   ------------
   TOTAL ASSETS .......................................     69,946,096      77,708,745     50,144,548
                                                          ------------    ------------   ------------

LIABILITIES
Dividends payable .....................................         47,195          77,795         53,610
Payable for capital shares redeemed ...................        167,705          38,662           --
Payable for securities purchased ......................           --              --        1,221,399
Payable to affiliates (Note 4) ........................         49,328          43,112         19,802
Other accrued expenses and liabilities ................          5,985           6,397          4,512
                                                          ------------    ------------   ------------
     TOTAL LIABILITIES ................................        270,213         165,966      1,299,323
                                                          ------------    ------------   ------------

NET ASSETS ............................................   $ 69,675,883    $ 77,542,779   $ 48,845,225
                                                          ============    ============   ============

Net assets consist of:
Capital shares ........................................   $ 68,745,123    $ 72,601,169   $ 48,846,357
Accumulated net realized gains (losses) from
 security transactions ................................     (1,480,250)         74,393         (1,132)
Net unrealized appreciation on investments ............      2,411,010       4,867,217           --
                                                          ------------    ------------   ------------

Net assets ............................................   $ 69,675,883    $ 77,542,779   $ 48,845,225
                                                          ============    ============   ============

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ...............   $ 64,448,995    $ 73,472,848   $ 32,565,831
                                                          ============    ============   ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) (Note 5) ............................      5,848,666       6,004,449     32,566,983
                                                          ============    ============   ============

Net asset value and redemption price per share (Note 2)   $      11.02    $      12.24   $       1.00
                                                          ============    ============   ============

Maximum offering price per share (Note 2) .............   $      11.24    $      12.75   $       1.00
                                                          ============    ============   ============


PRICING OF CLASS C SHARES(A)

Net assets applicable to Class C shares(A) ............   $  5,226,888    $  4,069,931   $ 16,279,394
                                                          ============    ============   ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized,
   no par value) (Note 5) .............................        474,267         332,643     16,279,375
                                                          ============    ============   ============

Net asset value, offering price and redemption
   price per share (Note 2) ...........................   $      11.02    $      12.24   $       1.00
                                                          ============    ============   ============

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 1996 (Unaudited)
===================================================================================================
                                                                                       ROYAL PALM
                                                            TAX-FREE    OHIO INSURED     FLORIDA
                                                          INTERMEDIATE    TAX-FREE      TAX-FREE
                                                           TERM FUND        FUND       MONEY FUND
- ---------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest income .....................................   $1,976,699   $2,302,720   $  799,852
                                                           ----------   ----------   ----------

EXPENSES
   Investment advisory fees (Note 4) ...................      179,118      198,513      112,092
   Distribution expenses, Class A (Note 4) .............       48,969        6,757       20,286
   Distribution expenses, Class C (Note 4) .............       12,692        4,717         --
   Transfer agent and shareholder services fees,
      Class A (Note 4) .................................       35,235       20,262        6,000
   Transfer agent and shareholder services fees,
      Class C (Note 4) .................................        6,000        6,000         --
   Transfer agent and shareholder services fees,
      Class B (Note 4) .................................         --           --          6,000
   Accounting services fees (Note 4) ...................       28,500       28,500       25,500
   Postage and supplies ................................       24,064       12,914        5,353
   Pricing expenses ....................................        8,254        8,223        2,378
   Professional fees ...................................        4,956        5,256        3,756
   Insurance expense ...................................        4,017        4,152        2,207
   Custodian fees ......................................        1,359        1,759        6,505
   Registration fees, Common ...........................        2,341          757        4,048
   Registration fees, Class A ..........................        4,841        3,323         --
   Registration fees, Class C ..........................        4,074        2,163         --
   Reports to shareholders .............................        2,987        1,849          472
   Trustees' fees and expenses .........................        1,575        1,575        1,575
   Other expenses ......................................        1,241        2,373        2,219
                                                           ----------   ----------   ----------

TOTAL EXPENSES .........................................      370,223      309,093      198,391
   Fees waived by the Adviser (Note 4) .................         --           --       ( 38,837 )
   Class B expenses reimbursed by the Adviser (Note 4) .         --           --       ( 11,507 )
                                                           ----------   ----------   ----------
NET EXPENSES ...........................................      370,223      309,093      148,047
                                                           ----------   ----------   ----------

NET INVESTMENT INCOME ..................................    1,606,476    1,993,627      651,805
                                                           ----------   ----------   ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions .....      140,532       74,887           66
     Net change in unrealized appreciation/depreciation
       on investments ..................................      990,103    1,732,034         --
                                                           ----------   ----------   ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS .......    1,130,635    1,806,921           66
                                                           ----------   ----------   ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $2,737,111   $3,800,548   $  651,871
                                                           ==========   ==========   ==========

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

For the Periods Ended December 31, 1996 and June 30, 1996

===================================================================================================================================
                                                                                                                  ROYAL PALM
                                                         TAX-FREE                                                  FLORIDA
                                                       INTERMEDIATE                  OHIO INSURED                  TAX-FREE
                                                         TERM FUND                   TAX-FREE FUND                MONEY FUND

                                                   SIX MONTHS      YEAR        SIX MONTHS        YEAR        SIX MONTHS     YEAR
                                                      ENDED        ENDED          ENDED          ENDED         ENDED        ENDED
                                                  DEC. 31, 1996   JUNE 30,     DEC. 31, 1996    JUNE 30,    DEC. 31, 1996  JUNE 30,
                                                   (UNAUDITED)      1996        (UNAUDITED)       1996       (UNAUDITED)     1996
- --------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
  Net investment income ........................  $ 1,606,476    $ 3,575,536    $ 1,993,627    $ 4,034,181    $ 651,805  $ 984,325
  Net realized gains from security transactions       140,532        418,573         74,887        637,863           66         --
   Net change in unrealized appreciation/
   depreciation on investments .................      990,103       (378,154)     1,732,034       (557,750)          --         --
                                                   ----------     ----------     ----------     ----------     --------   --------
Net increase in net assets from operations .....    2,737,111      3,615,955      3,800,548      4,114,294      651,871    984,325
                                                   ----------     ----------     ----------     ----------     --------   --------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income, Class A ..........   (1,500,636)    (3,370,231)    (1,907,078)    (3,835,050)    (405,807)  (941,390)
  From net investment income, Class C ..........     (105,840)      (205,305)       (86,549)     ( 199,131)          --         --
  From net investment income, Class B ..........           --             --             --             --     (245,998)   (42,935)
                                                   ----------     ----------     ----------     ----------     --------   --------
Decrease in net assets from distributions to
  shareholders .................................   (1,606,476)    (3,575,536)    (1,993,627)    (4,034,181)    (651,805)  (984,325)
                                                   ----------     ----------     ----------     ----------     --------   --------

FROM CAPITAL SHARES
  TRANSACTIONS (NOTE 5):
CLASS A
  Proceeds from shares sold ....................    6,830,128     15,528,848     79,345,672    149,454,410   30,350,741  51,380,671
  Net asset value of shares issued in
   reinvestment of distributions to shareholders    1,190,289      2,685,608      1,444,503      2,832,266      338,596     836,936
  Payments for shares redeemed .................  (12,292,601)   (31,733,808)   (84,980,757)  (147,848,817) (27,029,932)(47,429,798)
                                                   ----------     ----------     ----------     ----------     --------   --------

Net increase (decrease) in net assets
  from Class A share transactions ..............   (4,272,184)   (13,519,352)    (4,190,582)     4,437,859    3,659,405   4,787,809
                                                   ----------     ----------     ----------     ----------     --------   --------

CLASS C (A)
  Proceeds from shares sold ....................      975,857      3,208,583        573,086      1,212,806   13,801,338  19,950,303
  Net asset value of shares issued in
   reinvestment of distributions to shareholders      101,101        192,684         75,707        173,201           --          --
  Payments for shares redeemed .................   (1,172,931)    (2,962,890)      (633,030)    (1,551,557) (16,666,723)   (805,545)
                                                   ----------     ----------     ----------     ----------     --------   ---------

Net increase (decrease) in net assets
  from Class C share transactions (A) ..........      (95,973)       438,377         15,763       (165,550)  (2,865,385) 19,144,758
                                                   ----------     ----------     ----------     ----------     --------   ---------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ...............................   (3,237,522)   (13,040,556)    (2,367,898)     4,352,422      794,086  23,932,567

NET ASSETS:
  Beginning of period ..........................   72,913,405     85,953,961     79,910,677     75,558,255   48,051,139  24,118,572
                                                   ----------     ----------     ----------     ----------     --------   ---------
  End of period ................................ $ 69,675,883   $ 72,913,405   $ 77,542,779   $ 79,910,677 $ 48,845,225 $48,051,139
                                                   ==========     ==========     ==========     ==========     ========   =========

(A) Except for the Royal Palm Florida Tax-Free Money Fund which offers Class B shares (Note 2).

See accompanying notes to financial statements.


OHIO TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS

==================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================
                                            SIX MONTHS
                                               ENDED
                                             DEC. 31,                    YEAR ENDED JUNE 30,
                                               1996
                                            (UNAUDITED)   1996       1995       1994       1993        1992
- -----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.....  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net investment income......................     0.015      0.031      0.031      0.020      0.022      0.034
                                            ---------- ----------  ---------  ---------  ---------  ----------
Distributions from net investment income ..    (0.015)    (0.031)    (0.031)    (0.020)    (0.022)    (0.034)
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net asset value at end of period...........  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ========== ==========  =========  =========  =========  ==========
Total return...............................     2.90%(A)   3.14%      3.12%      1.99%      2.19%      3.52%
                                            ========== ==========  =========  =========  =========  ==========
Net assets at end of period (000's) .......  $279,687   $240,323   $226,606   $213,001    $221,775   $ 218,503
                                            ========== ==========  =========  =========  =========  ==========
Ratio of expenses to average net assets ...     0.75%(A)    0.75%     0.74%      0.73%      0.74%      0.75%

Ratio of net investment income to
   average net assets......................     2.88%(A)    3.09%     3.08%      1.97%      2.16%      3.43%

(A) Annualized.

TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                            SIX MONTHS
                                               ENDED
                                             DEC. 31,                    YEAR ENDED JUNE 30,
                                               1996
                                            (UNAUDITED)   1996       1995       1994       1993        1992
- ----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.....  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net investment income......................     0.014      0.031      0.030      0.021      0.024      0.036
                                            ---------- ----------  ---------  ---------  ---------  ----------
Distributions from net investment income...    (0.014)    (0.031)    (0.030)    (0.021)    (0.024)    (0.036)
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net asset value at end of period...........  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ========== ==========  =========  =========  =========  ==========
Total return ..............................     2.80%(A)   3.15%      3.07%      2.12%      2.40%      3.63%
                                            ========== ==========  =========  =========  =========  ==========
Net assets at end of period (000's) .......  $ 36,930   $ 25,342   $ 26,692   $ 31,168    $34,787    $50,000
                                            ========== ==========  =========  =========  =========  ==========
Ratio of expenses to average net assets....     0.99%(A)   0.99%      0.99%      0.99%      0.99%      0.99%

Ratio of net investment income to
   average net assets                           2.81%(A)   3.09%      3.00%      2.09%      2.39%      3.55%

(A) Annualized.

See accompanying notes to financial statements.


CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                            SIX MONTHS
                                               ENDED
                                             DEC. 31,                    YEAR ENDED JUNE 30,
                                               1996
                                            (UNAUDITED)   1996       1995       1994       1993        1992
- -----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.....  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net investment income......................     0.014      0.029      0.029      0.019      0.022      0.035
                                            ---------- ----------  ---------  ---------  ---------  ----------
Distributions from net investment income...    (0.014)    (0.029)    (0.029)    (0.019)    (0.022)    (0.035)
                                            ---------- ----------  ---------  ---------  ---------  ----------
Net asset value at end of period...........  $  1.000   $  1.000   $  1.000   $  1.000    $ 1.000    $ 1.000
                                            ========== ==========  =========  =========  =========  ==========
Total return ..............................     2.75%(B)   2.95%      2.95%      1.93%      2.26%      3.71%
                                            ========== ==========  =========  =========  =========  ==========
Net assets at end of period (000's) .......  $ 38,659   $ 36,122   $ 19,525   $ 24,508    $34,487    $21,246
                                            ========== ==========  =========  =========  =========  ==========
Ratio of expenses to average net assets(A)      0.80%(B)   0.80%      0.70%      0.60%      0.56%      0.34%

Ratio of net investment income to
   average net assets                           2.74%(B)   2.88%      2.83%      1.90%      2.22%      3.49%

(A)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85% and 0.89% for the years ended June 30, 1996, 1995, 1994, 1993 and 1992, respectively.

(B)Annualized.

See accompanying notes to finacial statements.
TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                            SIX MONTHS
                                               ENDED
                                             DEC. 31,                    YEAR ENDED JUNE 30,
                                               1996
                                            (UNAUDITED)   1996       1995       1994       1993        1992
- ----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.....  $  10.85   $  10.86   $  10.69   $  10.98    $ 10.42    $ 10.15
                                            ---------- ----------  ---------  ---------  ---------  ----------
Income from investment operations:
   Net investment income ..................      0.25       0.50       0.49       0.48       0.53       0.59
   Net realized and unrealized gains (losses)
     on investments........................      0.17      (0.01)      0.17      (0.29)      0.56       0.27
                                            ---------- ----------  ---------  ---------  ---------  ----------
Total from investment operations ..........      0.42       0.49       0.66       0.19       1.09       0.86
                                            ---------- ----------  ---------  ---------  ---------  ----------

Distributions from net investment income ..     (0.25)     (0.50)     (0.49)     (0.48)     (0.53)     (0.59)
                                            ---------- ----------  ---------  ---------  ---------  ----------

Net asset value at end of period...........  $  11.02   $  10.85   $  10.86   $  10.69    $ 10.98    $ 10.42
                                            ========== ==========  =========  =========  =========  ==========

Total return(A) ...........................     7.73%(B)    4.51%      6.36%      1.70%     10.75%      8.78%
                                            ========== ==========  =========  =========  =========  ==========

Net assets at end of period (000's) .......  $ 64,449   $ 67,675   $ 81,140   $106,472    $82,168    $26,720
                                            ========== ==========  =========  =========  =========  ==========

Ratio of expenses to average net assets ...     0.99%(B)    0.99%      0.99%      0.99%      0.99%      1.07%

Ratio of net investment income to
   average net assets                           4.52%(B)    4.52%      4.59%      4.35%      4.90%      5.75%

Portfolio turnover rate....................       42%(B)      37%        32%        46%        28%        12%

(A)      The total returns shown do not include the effect of applicable sales loads.
(B)      Annualized.

See accompanying notes to financial statements.


TAX-FREE INTERMEDIATE TERM FUND - CLASS C FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                                    SIX MONTHS                                   FROM DATE OF
                                                       ENDED                                    PUBLIC OFFERING
                                                      DEC. 31,         YEAR ENDED JUNE 30,       (FEB. 1, 1994)
                                                       1996                                         THROUGH
                                                    (UNAUDITED)       1996            1995       JUNE 30, 1994
- -----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      10.85    $      10.86    $     10.69    $     11.27
                                                  ------------   --------------  -------------  --------------

Income from investment operations:
   Net investment income.......................           0.22            0.44           0.44           0.20
   Net realized and unrealized gains (losses)
     on investments............................           0.17           (0.01)          0.17          (0.58)
                                                  ------------   --------------  -------------  --------------
Total from investment operations...............           0.39            0.43           0.61          (0.38)
                                                  ------------   --------------  -------------  --------------

Distributions from net investment income.......          (0.22)          (0.44)         (0.44)         (0.20)
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period...............   $      11.02    $      10.85    $     10.86    $     10.69
                                                  ============   ==============  =============  ==============

Total return(A) ...............................          7.13%(C)        4.00%          5.82%          (8.28%)(C)
                                                  ============   ==============  =============  ==============

Net assets at end of period (000's)............   $      5,227    $      5,239    $     4,814    $     3,084
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(B) ....          1.57%(C)        1.49%          1.49%            1.45%(C)

Ratio of net investment income to average net assets     3.94%(C)        4.02%          4.08%            3.79%(C)

Portfolio turnover rate........................            42%(C)          37%            32%              46%(C)

(A) The total returns shown do not include the effect of applicable sales loads.

(B) Absent expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(C) for the period ended June 30, 1994.

(C) Annualized.

See accompanying notes to financial statements.


OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS
================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                             SIX MONTHS
                                               ENDED                     YEAR ENDED JUNE 30,
                                           DEC. 31, 1996
                                            (UNAUDITED)   1996       1995       1994       1993        1992
- ----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.....  $  11.97   $  11.99   $  11.74   $  12.41    $ 11.67    $ 11.13
                                            ---------- ----------  ---------  ---------  ---------  ----------

Income from investment operations:
   Net investment income ..................      0.31       0.62       0.63       0.61       0.65       0.70
   Net realized and unrealized gains (losses)
     on investments........................      0.27      (0.02)      0.25      (0.64)      0.74       0.54
                                            ---------- ----------  ---------  ---------  ---------  ----------
Total from investment operations ..........      0.58       0.60       0.88      (0.03)      1.39       1.24
                                            ---------- ----------  ---------  ---------  ---------  ----------

Less distributions:
   Distributions from net investment income     (0.31)     (0.62)     (0.63)     (0.61)    (0.65)      (0.70)
   Distributions from net realized gains...        --         --         --      (0.03)       --          --
                                            ---------- ----------  ---------  ---------  ---------  ----------

Total distributions .......................     (0.31)     (0.62)     (0.63)     (0.64)    (0.65)      (0.70)
                                            ---------- ----------  ---------  ---------  ---------  ----------

Net asset value at end of period...........  $  12.24   $  11.97   $  11.99   $  11.74   $ 12.41     $ 11.67
                                            ========== ==========  =========  =========  =========  ==========


Total return(A)  ..........................     9.67%(C)    5.05%      7.75%     (0.41%)   12.24%      11.55%
                                            ========== ==========  =========  =========  =========  ==========


Net assets at end of period (000's) .......  $ 73,473   $ 75,938   $ 71,393   $ 79,889    $81,101    $49,288
                                            ========== ==========  =========  =========  =========  ==========

Ratio of expenses to average net assets(B)      0.75%(C)    0.75%      0.75%      0.75%     0.75%       0.60%

Ratio of net investment income to
   average net assets                           5.04%(C)    5.12%      5.35%      4.94%     5.35%       6.10%

Portfolio turnover rate....................       40%(C)      46%        29%        45%       15%          3%

(A) The total returns shown do not include the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% and 0.77% for the years ended June 30, 1995 and 1992, respectively.

(C) Annualized.

See accompanying notes to financial statements.


OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================================
                                                    SIX MONTHS                                   FROM DATE OF
                                                       ENDED                                    PUBLIC OFFERING
                                                       DEC. 31,        YEAR ENDED JUNE 30,      (NOV. 1, 1993)
                                                        1996                                        THROUGH
                                                    (UNAUDITED)       1996            1995      JUNE 30, 1994
- ------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period.........   $      11.97    $      12.00    $     11.74    $    12.62
                                                  ------------   --------------  -------------  --------------

Income from investment operations:
   Net investment income.......................           0.27            0.56           0.57           0.36
   Net realized and unrealized gains (losses)
     on investments............................           0.27           (0.03)          0.26          (0.85)
                                                  ------------   --------------  -------------  --------------

Total from investment operations...............           0.54            0.53           0.83         (0.49)
                                                  ------------   --------------  -------------  -------------

Less distributions:
   Distributions from net investment income....         (0.27)           (0.56)         (0.57)        (0.36)
   Distributions from net realized gains.......             --              --             --         (0.03)
                                                  ------------   --------------  -------------  --------------

Total distributions............................         (0.27)           (0.56)         (0.57)        (0.39)
                                                  ------------   --------------  ------------   --------------

Net asset value at end of period...............   $      12.24    $      11.97    $     12.00    $    11.74
                                                  ============   ==============  =============  ==============

Total return(A) ...............................          9.06%(C)        4.44%          7.31%         (6.05%)(C)
                                                  ============   ==============  =============  ==============

Net assets at end of period (000's)............   $      4,070           3,972    $     4,165    $     2,659
                                                  ============   =============   =============  ==============

Ratio of expenses to average net assets(B) ....          1.33%(C)        1.25%          1.25%          1.22%(C)

Ratio of net investment income to average net assets     4.46%(C)        4.62%          4.84%          4.09%(C)

Portfolio turnover rate........................            40%(C)          46%            29%            45%(C)

(A) The total returns shown do not include the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(C) for the periods ended June 30, 1995 and 1994, respectively.

(C) Annualized.

See accompanying notes to financial statements.


ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS A
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                   SIX MONTHS                                     FROM DATE OF
                                                      ENDED                                      PUBLIC OFFERING
                                                     DEC. 31,           YEAR ENDED JUNE 30,      (NOV. 13, 1992)
                                                       1996                                          THROUGH
                                                   (UNAUDITED)    1996        1995        1994  JUNE 30, 1993(A)
- -------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period .........    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ----------   ---------   ----------   ---------  -----------

Net investment income...........................       0.014       0.032       0.031       0.021       0.016
                                                  ----------   ---------   ----------   ---------  -----------

Distributions from net investment income .......     (0.014)      (0.032)     (0.031)     (0.021)     (0.016)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period ...............    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ==========   =========   ==========   =========  ===========

Total return ...................................       2.83%(C)    3.29%       3.17%       2.11%        2.49%(C)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's) ............    $ 32,566    $ 28,906    $ 24,119    $ 26,276     $ 21,907
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(B)  ....       0.75%(C)    0.61%       0.66%       0.58%        0.34%(C)


Ratio of net investment income to
   average net assets                                  2.81%(C)    3.24%       3.12%       2.10%        2.41%(C)

(A) No income was earned or expenses incurred from the start of business through the date of public offering.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.92%(C), 0.80%, 0.80%, 0.81% and 0.94%(C) for the periods ended December 31, 1996 and June 30, 1996, 1995, 1994 and 1993, respectively (Note 4).

(C) Annualized.

ROYAL PALM FLORIDA TAX-FREE MONEY FUND - CLASS B
FINANCIAL HIGHLIGHTS

=================================================================================================================
                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================
                                                                               SIX MONTHS
                                                                                  ENDED            PERIOD
                                                                                DEC. 31,            ENDED
                                                                                  1996            JUNE 30,
                                                                               (UNAUDITED)        1996 (A)
- -----------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period ..................................    $       1.000     $       1.000
                                                                             --------------   ---------------
Net investment income....................................................            0.015             0.003
                                                                             --------------   ---------------
Distributions from net investment income ................................    $      (0.015)   $       (0.003)
                                                                             --------------   ---------------
Net asset value at end of period ........................................    $       1.000     $       1.000
                                                                             ==============   ===============
Total return.............................................................            3.08% (C)         3.03% (C)
                                                                             ==============   ===============
Net assets at end of period (000's) .....................................    $      16,279     $      19,145
                                                                             ==============   ===============
Ratio of expenses to average net assets(B)  .............................            0.50% (C)         0.50% (C)

Ratio of net investment income to average net assets.....................            3.05% (C)         3.03% (C)

(A) Represents the period from the initial public offering of Class B shares (May 29, 1996) through June 30, 1996.

(B) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.81%(C) and 0.87%(C) for the periods ended December 31, 1996 and June 30, 1996, respectively (Note 4).

(C) Annualized.

See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Unaudited)
==============================================================================

1. ORGANIZATION

Midwest Group Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of six funds: the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund (individually a Fund and collectively the Funds).

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Royal Palm Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to 0.25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% if redeemed within a one-year period from purchase and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The Royal Palm Florida Tax-Free Money Fund offers two classes of shares: Class A shares (Retail shares), sold subject to a distribution fee of up to 0.25% of average daily net assets, and Class B shares (Institutional shares), sold without a distribution fee. Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which is expected to cause Retail shares to have a higher expense ratio and to pay lower dividends than Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting and automatic investment and redemption plans.

==============================================================================

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation -- Ohio Tax-Free Money Fund, Tax-Free Money Fund, California Tax-Free Money Fund and Royal Palm Florida Tax-Free Money Fund securities are valued on the amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Tax-Free Intermediate Term Fund and Ohio Insured Tax-Free Fund securities are valued at market using an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

The net asset value per share of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is equal to the net asset value per share. However, Class C shares of each Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Distributions from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

==============================================================================

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1996:

- ----------------------------------------------------------------------------
                                                 TAX-FREE
                                               INTERMEDIATE      OHIO INSURED
                                                 TERM FUND       TAX-FREE FUND

Gross unrealized appreciation..............   $   2,450,192     $   4,920,851
Gross unrealized depreciation..............         (39,182)          (53,634)
                                              --------------   ---------------

Net unrealized appreciation................   $   2,411,010     $   4,867,217
                                              ==============   ===============
- -----------------------------------------------------------------------------

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1996, the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund, the Royal Palm Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund had capital loss carryforwards for federal income tax purposes of $709, $1,338, $1,580, $1,198, $1,620,782 and $494, respectively, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in the current or future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.  INVESTMENT TRANSACTIONS

For the six months ended December 31, 1996, purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $14,645,840 and $16,019,554, respectively, for the Tax-Free Intermediate Term Fund and $18,463,254 and $15,066,358, respectively, for the Ohio Insured Tax-Free Fund.

4.  TRANSACTIONS WITH AFFILIATES

The President of the Trust is the controlling shareholder of Leshner Financial, Inc. (Leshner), whose wholly-owned subsidiaries include Midwest Group Financial Services, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and MGF Service Corp. (MGF), the shareholder servicing and transfer agent and accounting and pricing agent for the Trust.

Pursuant to an agreement dated December 10, 1996 between the shareholders of Leshner and Countrywide Credit Industries, Inc. (CCI), CCI has agreed to acquire all of the outstanding common stock of Leshner in exchange for newly issued common stock of CCI. Following such acquisition, which is expected to be consummated on or about February 28, 1997, Leshner will be a wholly-owned subsidiary of CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending.

MANAGEMENT AGREEMENT

Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100,000,000, 0.45% of such net assets from $100,000,000 to $200,000,000, 0.4% of such net assets from $200,000,000 to $300,000,000 and 0.375% of such net assets in excess of $300,000,000.

In order to reduce the operating expenses of the Royal Palm Florida Tax-Free Money Fund, the Adviser voluntarily waived advisory fees of $38,837 and reimbursed the Fund for $11,507 of Class B expenses during the six months ended December 31, 1996.

==============================================================================

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent and Shareholder Service Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, MGF receives a monthly fee, based on current asset levels, of $4,250 per month from each of the Ohio Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, $3,250 per month from each of the Tax-Free Money Fund and the California Tax-Free Money Fund and $4,750 per month from each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser and affiliates earned $3,156 and $9,160 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively, during the six months ended December 31, 1996. In addition, the Adviser collected $2,685 and $1,240 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS

The Fifth Third Bank, which serves as the custodian for each Fund except for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of December 31, 1996. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Royal Palm Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of December 31, 1996. Under the terms of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

==============================================================================

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods ended December 31, 1996 and June 30, 1996:


- ---------------------------------------------------------------------------------------------------------------
                                                       TAX-FREE INTERMEDIATE             OHIO INSURED
                                                             TERM FUND                  TAX-FREE FUND

                                                    SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                   DEC. 31, 1996    JUNE 30,      DEC. 31, 1996    JUNE 30,
                                                    (UNAUDITED)       1996         (UNAUDITED)       1996
- ---------------------------------------------------------------------------------------------------------------


CLASS A
Shares sold....................................        626,071       1,417,723      6,549,516     12,319,913
Shares issued in reinvestment of
   distributions to shareholders...............        108,690         244,633        118,809        232,739
Shares redeemed................................     (1,124,942)     (2,894,267)    (7,009,201)   (12,159,274)
                                                  ------------   --------------  -------------  --------------

Net increase (decrease) in shares outstanding..       (390,181)     (1,231,911)      (340,876)       393,378
Shares outstanding, beginning of period........      6,238,847       7,470,758      6,345,325      5,951,947
                                                  ------------   --------------  -------------  --------------

Shares outstanding, end of period..............      5,848,666       6,238,847      6,004,449      6,345,325
                                                  ============   ==============  =============  ==============

CLASS C
Shares sold....................................         89,384         292,369         47,074         99,911
Shares issued in reinvestment of
   distributions to shareholders...............          9,234          17,558          6,228         14,227
Shares redeemed................................       (107,220)       (270,313)       (52,596)      (129,418)
                                                  ------------   --------------  -------------  --------------

Net increase (decrease) in shares outstanding..         (8,602)         39,614            706        (15,280)
Shares outstanding, beginning of period........        482,869         443,255        331,937        347,217
                                                  ------------   --------------  -------------  --------------

Shares outstanding, end of period..............        474,267         482,869        332,643        331,937
                                                  ============   ==============  =============  ==============


Capital share transactions for the Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  PORTFOLIO COMPOSITION

As of December 31, 1996, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio personal income tax. The California Tax-Free Money Fund was invested in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. The Royal Palm Florida Tax-Free Money Fund was invested exclusively in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. As of December 31, 1996, 10.6% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio and 10.3% in the State of Illinois. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund as of December 31, 1996, see the Fund's Portfolio of Investments.

As diversified Funds registered under the 1940 Act, it is the policy of the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund that not more than 25% of the total assets of each such Fund be invested in securities of issuers which individually comprise more than 5% of its total assets.

==============================================================================

The Ohio Tax-Free Money Fund, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of December 31, 1996, 43.1% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 34.6% were rated AA/Aa, 19.3% were rated A/A and 3.0% were not rated.

As of December 31, 1996, 96.3% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government, or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Three private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 76.5% of its portfolio securities.

The concentration of investments for each Fund as of December 31, 1996, classified by revenue source, was as follows:


- ----------------------------------------------------------------------------------------------------------------
                                                                           ROYAL PALM

                                        OHIO                  CALIFORNIA   FLORIDA      TAX-FREE       OHIO
                                      TAX-FREE     TAX-FREE    TAX-FREE    TAX-FREE    INTERMEDIATE  INSURED
                                        MONEY        MONEY       MONEY       MONEY        TERM       TAX-FREE
                                        FUND         FUND        FUND        FUND         FUND         FUND
- ----------------------------------------------------------------------------------------------------------------


General Obligations.................      24.8%        24.6%        9.5%        5.0%       20.5%       41.6%
Revenue Bonds:
  Industrial Development/Pollution
     Control                              30.6%        30.3%       26.8%       20.5%        6.9%        6.3%
  Hospital/Health Care..............      27.1%         8.1%        1.9%       35.9%       12.2%       19.2%
  Housing/Mortgage..................       3.1%        13.6%        7.8%       14.8%       11.9%        5.6%
  Utilities.........................       0.6%         1.6%       20.0%        7.0%        8.1%       13.7%
  Education.........................       2.4%         4.2%        5.8%        8.2%       20.3%        5.3%
  Transportation....................         --         7.4%       14.8%        3.9%        6.2%        3.5%
  Public Facilities.................       3.4%           --        3.1%        1.2%        4.8%        3.5%
  Economic Development..............       5.1%         4.2%          --          --        2.2%          --
  Leases............................         --           --        6.0%          --        2.4%        0.7%
  Special Tax.......................         --         2.6%        0.5%        0.5%        3.1%          --
  Miscellaneous.....................       2.9%         3.4%        3.8%        3.0%        1.4%        0.6%
                                     ----------------------- ----------- ------------ ----------- ------------

Total ..............................     100.0%       100.0%      100.0%      100.0%      100.0%      100.0%
                                     =========== ============ =========== ============ =========== ===========

See each Fund's Portfolio of Investments for additional information on portfolio composition.


OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 25.9%          RATE      DATE         VALUE
- --------------------------------------------------------------------------------------------------------------


 $  1,900,000  Erie Co., OH, Hosp. Impt. Rev. (Firelands Comm. Hosp.),
               Prerefunded @ 101                                             8.875%  01/01/1997  $ 1,919,000
      675,000  Worthington, OH, CSD School Impt. GO BANS...................  3.750   01/17/1997      675,043
      500,000  Marysville, OH (Water Storage Tank Proj.) GO BANS...........  3.880   01/31/1997      500,111
    2,000,000  Toledo, OH, CSD Energy Conserv. GO BANS....................   4.000   01/31/1997    2,000,794
    1,950,000  Marion Co., OH, GO BANS.....................................  3.600   02/13/1997    1,950,553
      700,000  Ottawa Co., OH (Port Auth. Fac. Proj.) GO BANS..............  3.550   02/27/1997      700,263
    2,000,000  East Palestine, OH, CSD GO BANS.............................  3.500   02/28/1997    2,000,305
    1,800,000  Brooklyn, OH, GO BANS, Ser 1................................  4.100   03/05/1997    1,801,230
    1,550,000  Salem, OH, CSD GO BANS......................................  3.490   03/06/1997    1,550,183
      932,000  Huron, OH, GO BANS..........................................  3.860   03/19/1997      932,492
      800,000  Marysville, OH, GO BANS.....................................  3.960   03/21/1997      800,433
    3,185,700  Greene Co., OH, GO..........................................  4.000   03/26/1997    3,187,817
      950,000  Geneva on the Lake, OH, GO BANS.............................  4.100   04/03/1997      950,692
    2,300,000  Ottawa Co., OH, GO BANS.....................................  3.980   04/09/1997    2,301,366
    1,000,000  Trumbull Co., OH, Correctional Fac. GO BANS.................  4.070   04/10/1997    1,000,705
    1,250,000  Miami Valley Regional Transit Authority, OH, GO BANS........  4.750   04/15/1997    1,254,162
    1,000,000  Ashland, OH, CSD Energy Conserv. GO.........................  4.150   04/15/1997    1,000,828
    1,500,000  Conneaut, OH, Water Treatment Impt. GO BANS.................  4.500   04/15/1997    1,501,655
    1,900,000  Brooklyn, OH, GO BANS.......................................  4.400   05/06/1997    1,903,459
    3,239,200  Hamilton, OH, GO BANS.......................................  4.000   05/09/1997    3,239,710
    2,300,000  Oregon, OH, GO BANS.........................................  4.050   05/29/1997    2,302,052
    1,000,000  Cleveland, OH, CSD RANS.....................................  4.500   06/01/1997    1,003,013
    1,160,000  Toledo, OH, City Services Special Assessment Notes..........  4.500   06/02/1997    1,162,324
    3,000,000  Greene Co., OH, GO..........................................  3.880   06/04/1997    3,001,949
    3,500,000  Claymont, OH, CSD GO BANS...................................  4.000   06/04/1997    3,500,709
    1,040,000  Brook Park, OH, GO BANS.....................................  4.050   06/06/1997    1,041,155
    2,000,000  Hudson, OH, Waterworks Impt. GO BANS........................  4.000   06/11/1997    2,002,294
    2,000,000  Plain Township, OH, Fire Station Const. & Impt. GO BANS.....  4.300   06/12/1997    2,002,587
    2,000,000  Forest Hills, OH, LSD GO BANS...............................  4.210   06/17/1997    2,005,942
    1,150,000  Bexley City, OH, Street Impt. GO BANS.......................  4.250   06/26/1997    1,152,270
    2,500,000  Mansfield, OH, CSD GO TANS..................................  4.500   06/27/1997    2,505,239
    1,000,000  Madeira, OH, LSD GO TANS....................................  4.220   07/17/1997    1,003,283
    1,400,000  Powell Village, OH, Road Impt. GO BANS......................  4.250   07/22/1997    1,401,116
      180,000  Powell Village, OH, Street Impt. GO BANS....................  4.440   07/22/1997      180,325
    2,203,000  Orange CSD, OH, Energy Conserv. GO BANS.....................  4.100   07/22/1997    2,204,170
    2,000,000  Parma, OH, CSD GO BANS......................................  4.700   07/31/1997    2,006,673
    1,205,000  Shelby, OH, GO BANS, Ser 96.................................  4.300   08/21/1997    1,206,854
      600,000  Marysville, OH, Street Impt. GO BANS........................  4.270   08/28/1997      601,019
      940,000  Pepper Pike, OH, Water Impt. GO BANS........................  4.500   09/19/1997      943,226
    1,250,000  Lake Co., OH, GO BANS.......................................  4.150   10/09/1997    1,251,386
    1,400,000  Gates Mills Village, OH, Waterworks Impt. GO BANS...........  4.125   10/16/1997    1,402,386
    1,050,000  Obetz Village, OH, GO BANS..................................  4.370   10/23/1997    1,052,198
      925,000  Vermillion, OH, Sewer System GO BANS........................  4.150   10/31/1997      925,737
    1,400,000  Bryan, OH, Hydro Electric Dam GO BANS.......................  4.100   11/12/1997    1,402,319
    3,000,000  Hamilton, OH, Real Estate Acquisition Rev...................  4.700   11/20/1997    3,007,608
      950,000  Marysville, OH, GO BANS.....................................  4.070   12/15/1997      952,285
- --------------                                                                                   -----------
 $ 72,284,900  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------- (Amortized Cost $72,390,920)................................                      $72,390,920
                                                                                                 -----------



OHIO TAX-FREE MONEY FUND (Continued)
==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 60.5%                RATE      DATE         VALUE
- --------------------------------------------------------------------------------------------------------------


 $    340,000  Montgomery Co., OH, IDR (Kindercare)........................  4.550%  01/01/1997  $   340,000
    2,900,000  Muskingum Co., OH, IDR (Elder-Beerman)......................  3.950   01/01/1997    2,900,000
    1,750,000  Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993B
               (Hospice of the Western Reserve)............................  4.250   01/01/1997    1,750,000
    2,340,000  Defiance Co., OH, IDR (Isaac Property Proj.)................  4.250   01/01/1997    2,340,000
      210,000  Franklin Co., OH, IDR (Boa Ltd. Proj.)......................  3.650   01/01/1997      210,000
    1,100,000  Franklin Co., OH, IDR (Capitol South).......................  3.600   01/01/1997    1,100,000
    8,000,000  Clermont Co., OH, Hosp. Fac. Rev., Ser.
               B (Mercy Health Sys.).......................................  4.200   01/01/1997    8,000,000
    1,300,000  Franklin Co., OH, IDR (Jacobsen Stores).....................  3.650   01/01/1997    1,300,000
    1,600,000  Delaware Co., OH, IDR (Radiation Sterilizers, Inc.).........  3.600   01/01/1997    1,600,000
    4,195,000  Cuyahoga Co., OH, IDR (S & R Playhouse Realty)..............  3.750   01/01/1997    4,195,000
      980,000  Centerville, OH, Health Care Rev. (Bethany Lutheran)........  4.100   01/01/1997      980,000
    1,250,000  Cuyahoga Co., OH, Health Care Fac. Rev.
               (Benjamin Rose Inst.).......................................  4.300   01/01/1997    1,250,000
    1,700,000  Cleveland-Cuyahoga Co., OH, Port. Auth. Rev.
               (Rock & Roll Halll of Fame).................................  4.250   01/01/1997    1,700,000
      500,000  Ohio St. Environ. Impt. Rev. (U.S. Steel Corp.).............  3.850   01/01/1997      500,000
    1,000,000  Butler Co., OH, IDR (Phillip Morris Co.)....................  4.150   01/01/1997    1,000,000
      850,000  Hardin Co., OH, Hosp. Impt. Rev., Ser. A
               (Hardin Memorial Hosp.).....................................  4.300    01/01/1997     850,000
      960,000  Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993A
               (Hospice of the Western Reserve)............................  4.250   01/01/1997      960,000
      100,000  Cuyahoga Co., OH, IDR (Schottenstein Stores)................  4.250   01/01/1997      100,000
    2,000,000  Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)........  4.700   01/01/1997    2,000,000
      300,000  Medina, OH, IDR (Kindercare)................................  4.550   01/01/1997      300,000
      375,000  Hudson Village, OH, IDR, Ser. A (Kindercare)................  4.550   01/01/1997      375,000
    2,390,000  Erie Co., OH, IDR (Toft Dairy, Inc.)........................  4.250   01/01/1997    2,390,000
      330,000  Franklin Co., OH, IDR (Columbus Dist.)......................  4.300   01/01/1997      330,000
    1,070,000  Huron Co., OH, Rev. (Norwalk Furniture Corp.)...............  4.250   01/01/1997    1,070,000
    1,505,000  Greene Co., OH, Health Care Fac. Rev. (Green Oaks Proj.)....  4.250   01/01/1997    1,505,000
      287,000  Middletown, OH, IDR, Ser. A (Kindercare)....................  4.550   01/01/1997      287,000
      935,000  Lucas Co., OH, IDR, Ser. D (Kindercare).....................  4.550   01/01/1997      935,000
      564,000  Franklin Co., OH, IDR, Ser. D (Kindercare)..................  4.550   01/01/1997      564,000
   1,100,000   Delaware Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)...........  4.350   01/01/1997    1,100,000
    1,000,000  Lucas Co., OH, EDR (Glendale Meadows).......................  4.250   01/01/1997    1,000,000
      494,000  Lorain Co., OH, IDR, Ser. C (Kindercare)....................  4.550   01/01/1997      494,000
    1,100,000  Meigs Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)..............  4.350   01/01/1997    1,100,000
      970,000  Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)................  4.250   01/01/1997      970,000
    2,000,000  Montgomery Co., OH, EDR (Dayton Art Institute)..............  4.250   01/01/1997    2,000,000
      200,000  Stark Co., OH, IDR, Ser. D (Kindercare).....................  4.550   01/01/1997      200,000
    1,000,000  Morrow Co., OH, IDR (Field Container Corp.).................  4.200   01/01/1997    1,000,000
      200,000  Ohio St. Water Dev. Auth. Rev. (Timken Co. Proj.)...........  4.100   01/01/1997      200,000
      800,000  Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)...  4.250   01/01/1997      800,000
      805,000  Montgomery Co., OH, Health Care Rev., Ser. A
               (Dayton Area MRI Consortium)................................  4.250   01/01/1997      805,000
    2,530,000  Summit Co., OH, IDR (Bowery Assoc.).........................  4.200   01/01/1997    2,530,000
      375,000  Wadsworth, OH, IDR (Kindercare).............................  4.550   01/01/1997      375,000
    1,100,000  Wyandot Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)............  4.350   01/01/1997    1,100,000
    2,300,000  Cincinnati-Hamilton Co., OH, Port Auth. Rev.
               (Kenwood Office Assoc. Proj.)...............................  5.100   01/02/1997    2,300,000
    8,100,000  Cuyahoga Co., OH, Hosp. Impt. Rev. (Univ. Hosp. Cleveland)..  5.000   01/02/1997    8,100,000
    5,500,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B
               (Cincinnati Gas & Elec.)....................................  4.700   01/02/1997    5,500,000
    2,400,000  Franklin Co., OH, Health Sys. Rev.
               (St. Anthony Medical Ctr.)..................................  4.850   01/02/1997    2,400,000
    5,000,000  Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters).....  5.000   01/02/1997    5,000,000
    4,900,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1995A............  4.700   01/02/1997    4,900,000
    3,000,000  Lima, OH, Hosp. Fac. Ref. & Impt. Rev., Ser. 96
               (Lima Memorial Hosp.).......................................  4.300   01/02/1997    3,000,000
    1,605,000  Village of Andover, OH, Health Care Rev., Ser. 96
               (D&M Realty Proj.)..........................................  4.200   01/02/1997    1,605,000
    4,000,000  Montgomery Co., OH, Ltd. Obligation Rev., Ser. 96
               (St. Vincent de Paul Proj.).................................  4.250   01/02/1997    4,000,000
    1,210,000  Franklin Co., OH, IDR (Ohio Girl Scouts)....................  4.200   01/02/1997    1,210,000



OHIO TAX-FREE MONEY FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 60.5%                RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $  8,000,000  Franklin Co., OH, IDR (Berwick Steel).......................  4.250%  01/02/1997  $ 8,000,000
    4,800,000  Ohio St. Higher Educ. Fac. Rev. (Pooled Financing)..........  4.200   01/02/1997    4,800,000
      475,000  Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
               (Visiting Nurse Svcs. Proj.)................................  4.300   01/02/1997      475,000
    1,625,000  Ashland, OH, IDR (Landover Properties)......................  4.150   01/02/1997    1,625,000
    4,060,000  Ashtabula Co., OH Hosp. Fac. Rev., Ser. 95
               (Ashtabula Co. Med. Ctr. Proj...............................  4.200   01/02/1997    4,060,000
    1,900,000  Clinton Co., OH, Hosp. Rev. (Clinton Memorial)..............  4.300   01/02/1997    1,900,000
    4,640,000  Trumbull Co., OH, Hosp. Rev. (Shepherd Valley Lutheran).....  4.200   01/02/1997    4,640,000
    6,360,000  Franklin Co., OH, Hosp. Fac. & Impt. Rev.
               (U.S. Health Corp. of Columbus).............................  4.150   01/02/1997    6,360,000
    2,000,000  Franklin Co., OH, IDR (Alco Standard Corp.).................  4.350   01/02/1997    2,000,000
    2,720,000  Toledo, OH, City Services Special Assessment Notes..........  4.150   01/02/1997    2,720,000
    1,600,000  Warren Co., OH, IDR (Liquid Container)......................  4.100   01/02/1997    1,600,000
    2,650,000  Westlake, OH, IDR (Nordson Co.).............................  4.200   01/02/1997    2,650,000
    1,745,000  Mahoning Co., OH, Health Care Fac. Rev.
               (Ohio Heart Institute)......................................  4.200   01/02/1997    1,745,000
    2,000,000  Lucas Co., OH, IDR (Ohio Citizens Bank Proj.)...............  4.300   01/02/1997    2,000,000
    2,045,000  Mahoning Co., OH, Health Care Fac. Rev. (Copeland Oaks).....  4.200   01/02/1997    2,045,000
      485,000  Lucas Co., OH, IDR (Associates Proj.).......................  4.300   01/02/1997      485,000
      400,000  Lucas Co., OH, Rev. (Sunshine Children's Home)..............  4.300   01/02/1997      400,000
      750,000  Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.).......  4.200   01/02/1997      750,000
    4,800,000  Ohio EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.)......  4.100   01/02/1997    4,800,000
    1,540,000  Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.).......  4.200   01/02/1997    1,540,000
    1,275,000  Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.).......  4.200   01/02/1997    1,275,000
      640,000  Summit Co., OH, IDR (Go-Jo Indust.).........................  4.200   01/02/1997      640,000
      400,000  Franklin Co., OH, IDR (Columbus College)....................  4.200   01/02/1997      400,000
    1,480,000  Toledo, OH, City Services Special Assessment Notes..........  4.150   01/02/1997    1,480,000
    1,150,000  Hamilton Co., OH, EDR, Ser. 1995 (Cincinnati Assoc.
               Performing Arts)............................................  4.200   01/02/1997    1,150,000
    1,140,000  Pike Co., OH, EDR (Pleasant Hill)...........................  4.200   01/02/1997    1,140,000
    1,000,000  Rickenbacker, OH, Port. Auth. Rev.
               (Rickenbacker Holdings, Inc.)...............................  4.200   01/02/1997    1,000,000
    3,920,000  Montgomery Co., OH, Health Care Rev.
               (Comm. Blood Ctr. Proj.)....................................  4.200   01/02/1997    3,920,000
    2,435,000  Toledo-Lucas Co., OH, Port. Auth. Rev., Ser. 1994
               (Countrymark Coop Proj.)....................................  4.300   01/02/1997    2,435,000
    2,050,000  Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989 (Good Shepherd).  4.500   01/03/1997    2,050,000
      800,000  Ohio St. Higher Educ. Fac. Rev. (John Carroll Univ.)........  4.125   01/06/1996      800,000
    4,250,000  Cincinnati-Hamilton Co., OH, Port. Auth. Rev.
               (Kaiser Agric. Chemical Co.)................................  3.150   01/07/1997    4,250,000
    1,400,000  Hamilton Co., OH, IDR (ADP System)..........................  3.700   01/15/1997    1,400,000
- --------------                                                                                   -----------
  $169,055,000 TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------- (Amortized Cost $169,055,000)...............................                      $169,055,000
                                                                                                 ------------


==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 11.4%                              RATE      DATE        VALUE
- --------------------------------------------------------------------------------------------------------------


 $    275,000  Middletown, OH, IDR (Continental
               Commercial Properties Proj.)................................  3.850%  02/01/1997  $   275,000
    1,360,000  Hamilton, OH, IDR (Continental Commercial Properties Proj.).  3.850   02/01/1997    1,360,000
      931,155  Citizens Federal Tax-Exempt Mtg. Bond Trust.................  4.150   03/01/1997      931,155
      660,000  Riverside, OH, EDR (Riverside Assoc. Ltd. Proj.)............  3.800   03/01/1997      660,000
    4,740,000  Cuyahoga Co., OH, IDR (Halle Office Bldg.)..................  4.190   04/01/1997    4,740,000
      175,000  Franklin Co., OH, IDR (Pan Western Life)....................  3.850   04/01/1997      175,000
      650,000  Franklin Co., OH, IDR (GSW Proj.)...........................  3.700   05/01/1997      650,000
    3,215,000  Ohio HFA MFH (Lincoln Park).................................  4.250   05/01/1997    3,215,000
   3,835,000   Richland Co., OH, IDR (Mansfield Sq. Proj.).................  3.700   05/15/1997    3,835,000
      935,000  Scioto Co., OH, Health Care Rev. (Hillview Retirement)......  3.650   06/01/1997      935,000
      570,000  Cuyahoga Co., OH, IDR (Welded Ring).........................  3.650   06/01/1997      570,000
    2,355,000  Franklin Co., OH, IDR (Leveque & Assoc. Proj.)..............  3.650   06/01/1997    2,355,000
      320,000  Lucas Co., OH, EDR (Cross County Inns, Inc.)................  3.750   06/01/1997      320,000
      825,000  Cuyahoga Co., OH, Health Care Rev. (Cleveland Neighborhood).  3.900   06/01/1997      825,000
    1,060,000  Gallia Co., OH, IDR (Jackson Pike Assoc.)...................  3.600   06/15/1997    1,060,000
    3,045,000  Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2.............  3.900   06/15/1997    3,044,203


OHIO TAX-FREE MONEY FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 11.4%                              RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    740,000  Franklin Co., OH, EDR (JAL Realty)..........................  3.900%  07/15/1997  $   740,000
    2,500,000  Ohio St. Air Quality Dev. Auth. Rev.,
               Ser. A (Duquesne Light).....................................  3.950   07/16/1997    2,500,000
    2,545,000  Perry Co., OH, Nursing Fac. Rev., Ser. 96
               (New Lexington Health Corp. Proj.)..........................  4.000   09/01/1997    2,545,000
    1,255,000  Miami Valley Tax-Exempt Mtg. Bond Trust.....................  4.880   10/15/1997    1,255,000
- --------------                                                                                   -----------
 $ 31,991,155  TOTAL ADJUSTABLE RATE PUT BONDS
- -------------- (Amortized Cost $31,990,358)................................                      $31,990,358
                                                                                                 ------------


================================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     COMMERCIAL PAPER-- 0.5%                                        RATE      DATE        VALUE

- -----------------------------------------------------------------------------------------------------------------


  $1,500,000   Ohio St. Air Quality Dev. Auth.
 --------------(Cleveland Elec. Illum. Co.)                                  3.600%  01/15/1997  $ 1,500,000
                                                                                                 -----------
  $1,500,000   TOTAL COMMERCIAL PAPER
- -------------- (Amortized Cost $1,500,000).................................                      $ 1,500,000
                                                                                                 -----------
  $274,831,055 TOTAL INVESTMENTS AT VALUE -- 98.3%
============== (Amortized Cost $274,936,278)...............................                     $274,936,278


               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.7% ...............                        4,750,807
                                                                                                ------------

               NET ASSETS-- 100.0% ........................................                     $279,687,085
                                                                                                ============


TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 36.0%          RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    250,000  Broward Co., FL, GO, Ser. C.................................  5.000%  01/01/1997  $   250,000
      500,000  Hammond, IN, Multi-School Bldg. Corp. RANS..................  5.500   01/31/1997      500,000
      655,000  Lake Co., IL, Community School Dist. #60 GO.................  3.500   02/01/1997      655,000
      500,000  Dallas, TX, GO, Prerefunded @ 101.50........................  6.875   02/15/1997      509,270
      250,000  Dallas, TX, GO..............................................  5.000   02/15/1997      250,359
      900,000  Wisconsin St. Health & Educ. Facs. Auth. Rev.
               (Franciscan Sisters)........................................  4.200   02/15/1997      900,214
      850,000  Richland Co., SC, School Dist. #2 GO, Ser. B................  4.750   03/01/1997      851,469
    1,400,000  Mercer Co., NJ, Impt. Auth. Solid Waste Proj.
               GO, Ser. 1996B..............................................  3.750   03/31/1997    1,400,000
      200,000  Texas National Guard Armory Rev.............................  6.200   04/01/1997      203,239
      500,000  Bayonne, NJ, GO BANS........................................  3.850   04/11/1997      500,475
      525,000  Ross Co., OH, Airport Impt. GO BANS ........................  4.540   04/25/1997      525,456
      200,000  Chippewa Valley, MI, School Dist. GO........................  5.750   05/01/1997      201,299
      295,000  Pickens Co., SC, School Dist. GO, Ser. D....................  5.000   05/01/1997      296,240
      285,000  Pickens Co., SC, School Dist. GO, Ser. E....................  5.000   05/01/1997      286,198
      225,000  Univ. of Kentucky, KY, Univ. Rev., Prerefunded @ 102........  6.800   05/01/1997      231,671
      250,000  Columbus, OH, GO, Ser. 1....................................  5.500   05/15/1997      251,445
      245,000  Berwyn, IL, Hosp. Rev. (MacNeal Memorial Hosp.),
               Prerefunded @100............................................  6.250   06/01/1997      247,321
      200,000  Grand River, OK, Dam Auth. Rev., Prerefunded @ 102..........  6.450   06/01/1997      205,818
      100,000  Grand River, OK, Dam Auth. Rev., Prerefunded @ 102..........  6.800   06/01/1997      103,122
      300,000  Grand River, OK, Dam Auth. Rev., Prerefunded @ 102..........  7.000   06/01/1997      309,975
      350,000  Massachusetts St. GO, Ser. A................................  7.875   06/01/1997      356,095
      160,000  Mid-Prairie, IA, Comm. School Dist. GO......................  6.750   06/01/1997      161,812
      250,000  Illinois St. Sales Tax Rev., Ser. 1987D, Prerefunded @ 102..  7.300   06/15/1997      258,963
      600,000  Vermont St. Student Assistance Corp. Educ.
               Loan Rev., Ser. A...........................................  6.125   06/15/1997      606,461
      515,000  Loveland, OH, GO BANS.......................................  4.250   06/27/1997      515,000
      185,000  Philadelphia, PA, School Dist. GO, Ser. A...................  4.300   07/01/1997      185,264
      220,000  Arizona St. Muni. Financing Prog. COP, Ser. 16,
               Escrowed to Maturity........................................  8.000   08/01/1997      225,032
      420,000  Missouri St. Health & Educ. Facs. Rev. (William
               Jewell College).............................................  4.000   08/01/1997      420,580
      415,000  New York, NY, GO, Prerefunded @ 102.........................  8.000   08/01/1997      433,423
      225,000  San Juan Co., NM, Jr. College Dist. Rev.,
               Escrowed to Maturity........................................  6.600   08/01/1997      228,185
      235,000  Hudson Co., NJ, Vocational School GO, Ser. B................  5.050   10/01/1997      236,987
      500,000  Shawano-Gresham, WI, School Dist. GO BANS...................  4.100   10/01/1997      500,340
      500,000  Hamilton, OH, Real Estate Acquisition Rev...................  4.700   11/20/1997      501,268
- --------------                                                                                   ------------
 $13,205,000   TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------- (Amortized Cost $13,307,981)................................                      $13,307,981
                                                                                                 ------------


==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 45.6%                RATE      DATE         VALUE
- --------------------------------------------------------------------------------------------------------------
 $    900,000  Eddyville, IA, IDR (Heartland Lysine, Inc.).................  4.550%  01/01/1997  $   900,000
    1,000,000  New Jersey EDA & EDR (Union Avenue Assoc.)..................  3.800   01/01/1997    1,000,000
      700,000  Baltimore, MD, IDR (Wicomico Indust. Center Fac.)...........  3.700   01/02/1997      700,000
      825,000  Brooklyn Park, MN, IDR (Schmidt Proj.)......................  4.350   01/02/1997      825,000
    1,000,000  District of Columbia MFH, Tyler House Trust COP, Ser. 1995A.  4.350   01/02/1997    1,000,000
      380,000  Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)...................  4.650   01/02/1997      380,000
      550,000  Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)...................  4.450   01/02/1997      550,000
      900,000  Harris Co., TX, Health Facs. Dev. Hosp. Rev., Ser. D
               (St. Luke's Episcopal)......................................  5.000   01/02/1997      900,000
    2,735,000  Illinois St. Dev. Fin. Auth. MFH Rev.
               (Cobbler Square Proj.)......................................  4.650   01/02/1997    2,735,000
    2,400,000  Nashville, TN, Metro. Airport Auth. Rev.....................  4.950   01/02/1997    2,400,000
    1,000,000  Orange Co., CA, Impt. Rev. (Irvine Coast)...................  4.850   01/02/1997    1,000,000
      600,000  Pinal Co., AZ, IDA PCR (Magma Copper Co.)...................  5.000   01/02/1997      600,000
    1,850,000  Port St. Helens, OR, PCR (Portland General Elec.)...........  5.250   01/02/1997    1,850,000



TAX-FREE MONEY FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 45.6%                RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    980,000  Redwood Falls, MN, IDR (Zytec Corp. Proj.)..................  4.800%  01/02/1997  $   980,000
      400,000  St. Cloud, MN, Hsg. & Redev. Auth. (Coborn Realty Co.)......  4.350   01/02/1997      400,000
      600,000  Sweetwater Co., WY, PCR (Pacificorp. Proj. B)...............  4.700   01/02/1997      600,000
- --------------                                                                                   ------------
 $16,820,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------- (Amortized Cost $16,820,000)................................                      $16,820,000
                                                                                                 ------------


===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 18.6%                              RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    325,000  Broomfield, CO, Rev., Ser. 1992 (Up With People Proj.)......  4.000%  01/15/1997  $   325,000
      880,000  Buckeye Tax-Exempt Mtg. Bond Trust..........................  4.500   02/01/1997      878,481
      550,000  Milwaukee, WI, IDR (Wayne C. Oldenburg Proj.)...............  3.950   02/01/1997      550,000
     330,000\  Lansing, MI, EDR (LGH Office Bldg. Proj.)...................  3.900   02/15/1997      330,000
      148,845  Citizens Federal Tax-Exempt Mtg. Bond Trust.................  4.150   03/01/1997      148,845
    1,200,000  Owensboro, KY, IDR, Ser. 1985 (Dart Container)..............  3.600   03/01/1997    1,200,000
      160,000  Cuyahoga Co., OH, IDR (Halle Office Bldg.)..................  4.190   04/01/1997      160,000
      110,000  Kansas City, KS, IDR (Lady Baltimore Foods).................  4.625   04/01/1997      110,000
      430,000  Romulus, MI, Econ. Dev. Corp. (Airport Realty Proj.)........  3.800   04/01/1997      430,000
      230,000  Medina Co., OH, IDR (Nationwide One Proj.)..................  3.900   05/01/1997      229,934
      560,000  Summit Co., OH, IDR (Akromold, Inc. Proj.)..................  3.950   05/01/1997      560,000
      255,000  Westlake, OH, EDR (Cross County Inns).......................  3.750   05/01/1997      255,000
    1,000,000  Westmoreland Co., PA, IDR (White Cons Indust.)..............  3.960   06/01/1997    1,000,000
      710,000  Lexington-Fayette Co., KY, Urban Gov't. Rev.
               (Providence Montessori).....................................  4.10    07/01/1997      710,000
- --------------                                                                                   ------------
 $  6,888,845  TOTAL ADJUSTABLE RATE PUT BONDS
- -------------- (Amortized Cost $6,887,260).................................                      $ 6,887,260
                                                                                                 ------------


===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     COMMERCIAL PAPER-- 2.7%                                        RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------

 $  1,000,000  Orange Co., FL, Health Facs. Pooled Hosp.
               Loan Prog. Rev., Ser. 1985..................................  3.650%  01/08/1997  $ 1,000,000
- --------------                                                                                   ------------
 $  1,000,000  TOTAL COMMERCIAL PAPER
- -------------- (Amortized Cost $1,000,000).................................                      $ 1,000,000
                                                                                                 ------------
 $ 37,913,845  TOTAL INVESTMENTS AT VALUE-- 102.9%
============== (Amortized Cost $38,015,241)................................                      $38,015,241


               LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.9%) .............                      ( 1,084,880 )
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $36,930,361
                                                                                                 ============


CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)

===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 23.6%          RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


$    125,000   San Bernardino, CA, School Health Care Sys. Rev.
               Sisters of Charity), Prerefunded @ 102......................  6.500%  01/01/1997  $   127,500
      100,000  Sacramento, CA, Muni. Utility Dist. Elec. Rev., Ser. S,
               Prerefunded @ 102...........................................  6.625   02/01/1997      102,239
      220,000  Eureka, CA, School Dist. COP, Prerefunded @ 102.............  7.500   04/01/1997      227,118
    1,000,000  Los Angeles Dept. Airports Rev., Prerefunded @ 102..........  6.900   05/01/1997    1,030,111
      265,000  California St. GO...........................................  6.000   05/01/1997      266,843
      250,000  Los Angeles Co., CA, Flood Control Dist. GO.................  4.000   05/01/1997      250,375
    1,000,000  Alameda Co., CA, Trans. Auth. Sales Tax Rev.................  4.750   05/01/1997    1,003,047
    1,000,000  California St., RANS, Ser. 1996A............................  4.500   06/30/1997    1,002,513
      150,000  Los Angeles Co., CA, Trans. Commission Sales Tax Rev.,
               Ser. A, Prerefunded @ 102...................................  8.000   07/01/1997      155,918
      100,000  Puerto Rico Public Bldg. Auth. Rev., Ser. H,
               Prerefunded @ 102...........................................  7.875   07/01/1997      103,930
    2,000,000  California School Cash Reserve Prog. Auth., Ser. 1996A......  4.750   07/02/1997    2,008,640
      600,000  Millbrae California School Dist. GO TRANS...................  4.250   07/10/1997      600,597
      100,000  San Jose, CA, Redev. Agy., Ser. A (Merged Area Redev. Proj.)

               Prerefunded @ 102...........................................  6.800   08/01/1997      103,627
      170,000  Pico, CA, Water Dist. COP...................................  3.900   08/15/1997      170,208
    1,000,000  Butte Co., CA, Office of Education TRANS....................  4.500   08/20/1997    1,003,531
      195,000  Capistrano, CA, Unified Public Financing Auth. Rev., Ser. B.  4.500   09/01/1997      195,816
      275,000  Pleasant Hill, CA, COP (City Hall Proj.), Prerefunded @ 102.  7.000   09/01/1997      286,039
      500,000  Fullerton, CA, Joint Union High School District TRANS.......  4.500   09/05/1997      502,115
- --------------                                                                                   ------------
 $  9,050,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------- (Amortized Cost $9,140,167).................................                      $ 9,140,167
                                                                                                 ------------


===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 61.6%                RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $  2,500,000  Union City, CA, MFH (Skylark Apts. Proj. B).................  2.850%  01/01/1997  $ 2,500,000
      500,000  California Statewide Community Dev. Auth. COP, Ser. 1993A...  4.050   01/01/1997      500,000
    3,000,000  Santa Paula, CA, Public Fin. Auth. Rev.,
               Ser. 1996 (Water Sys. Aquisition Proj.).....................  4.400   01/01/1997    3,000,000
    1,500,000  California Dinuba Fin. Auth., Ser. 1996A
               (Wastewater Treatment Plant Proj.)..........................  4.400   01/01/1997    1,500,000
    2,100,000  San Rafael, CA, IDR, Ser 1994 (Phoenix American, Inc.)......  4.300   01/01/1997    2,100,000
    1,600,000  Vacaville, CA, IDA IDR (Leggett & Platt, Inc.)..............  4.200   01/01/1997    1,600,000
    1,000,000  San Bernardino, CA, IDR (LaQuinta Motor Inns)...............  4.350   01/02/1997    1,000,000
    1,500,000  Hanford, CA, Sewer Rev., Ser. A.............................  4.400   01/02/1997    1,500,000
      500,000  Orange City, CA, Ser. 1985D (Yorba Linda Apartment Proj.)...  4.150   01/02/1997      500,000
      800,000  San Francisco, CA, City & Co. Parking Auth. Rev.............  4.050   01/02/1997      800,000
    1,000,000  San Bernardino Co., CA, Capital Impt. Refinancing
               Project Rev.................................................  4.400   01/02/1997    1,000,000
    1,300,000  San Bernardino Co., CA, COP.................................  4.350   01/02/1997    1,300,000
    1,200,000  Los Angeles, CA, Dept. of Water & Power Rev.................  4.100   01/02/1997    1,200,000
    1,000,000  California PCR, Ser. A (Ultrapower-Rocklin).................  5.500   01/31/1997    1,000,000
      200,000  Irvine Ranch, CA, Water Dist. Rev., Ser. 1993A..............  4.850   01/31/1997      200,000
    1,500,000  California PCR Fin. Auth. (Pacific Gas & Elec.).............  4.800   01/31/1997    1,500,000
    1,200,000  California PCR Fin. Auth. (Del Marva Power &
               Light-Burney Forest Proj.)..................................  4.800   01/31/1997    1,200,000
    1,400,000  California PCR Fin. Auth. (Malagra Power Proj. B)...........  5.500   01/31/1997    1,400,000
- --------------                                                                                   ------------
 $23,800,000   TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------- (Amortized Cost $23,800,000)................................                      $23,800,000
                                                                                                 ------------



CALIFORNIA TAX-FREE MONEY FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     COMMERCIAL PAPER-- 14.2%                                       RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $  2,000,000  Los Angeles Co., CA, Metro. Trans. Auth., Ser. A............  3.550%  01/10/1997  $ 2,000,000
    1,500,000  Riverside Co., CA, Trans. Auth. Sales Tax Rev...............  3.550   01/15/1997    1,500,000
    1,500,000  Los Angeles, CA, Harbor Dept................................  3.600   01/15/1997    1,500,000
      500,000  California PCR Fin. Auth. Rev. (Pacific Gas & Elec.)........  3.550   01/22/1997      500,000
- --------------                                                                                   ------------
 $  5,500,000  TOTAL COMMERCIAL PAPER
- -------------- (Amortized Cost $5,500,000).................................                      $ 5,500,000
                                                                                                 ------------
 $ 38,350,000  TOTAL INVESTMENTS AT VALUE-- 99.4%
============== (Amortized Cost $38,440,167)................................                      $38,440,167


               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6% ...............                          219,149
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $38,659,316
                                                                                                 ============


ROYAL PALM FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION  BONDS-- 20.8%         RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    100,000  Wakulla Co., FL, Sales Tax Rev., Prerefunded @ 102..........  7.000%  01/01/1997  $   102,000
    1,000,000  Dunes, FL, Comm. Dev. Dist. Intercoastal Waterway
               Rev., Proj. A, Prerefunded @ 102............................  7.000   02/01/1997    1,021,400
      175,000  Escambia Co., FL, School Board COP..........................  5.250   02/01/1997      175,207
      275,000  Longboat Key, FL, Beach Erosion Control Dist. A GO..........  3.700   02/01/1997      275,000
      245,000  Hialeah, FL, Water & Sewer Rev..............................  5.250   04/01/1997      245,000
      250,000  Jacksonville, FL, Elec. Auth. Rev., Ser. 3,
               Prerefunded @ 101.50........................................  6.800   04/01/1997      255,570
      150,000  Dade Co., FL, School Board COP, Ser. A......................  4.600   05/01/1997      150,414
      350,000  Florida St. Board of Educ. Cap. Outlay GO, Ser. A...........  5.500   06/01/1997      352,463
      580,000  Florida St. Div. Board Fin. Dept. Rev. (Sunshine Skyway),
               Escrowed to Maturity .......................................  9.800   06/01/1997      594,018
    1,000,000  Monroe Co., FL, School Dist. TANS...........................  3.600   06/04/1997      999,680
      500,000  Broward Co., FL, GO, Prerefunded @ 102......................  6.900   07/01/1997      517,730
      375,000  Florida St. Div. Board Fin. Dept. Rev. (Dept. of
               Nature Preservation)........................................  5.750   07/01/1997      378,331
      200,000  Florida St. Turnpike Auth. Rev., Ser. A.....................  5.000   07/01/1997      201,149
      175,000  Puerto Rico Commonwealth GO, Prerefunded @ 102..............  7.125   07/01/1997      181,371
      250,000  Venice, FL, Util. Rev., Prerefunded @ 102...................  6.900   07/01/1997      258,504
      400,000  Cape Coral, FL, Water Rev...................................  6.625   08/01/1997      406,169
    1,000,000  Dade Co., FL, School Board COP, Ser. B......................  4.250   08/01/1997    1,002,814
      100,000  Pinellas Co., FL, Transportation Impt. Rev., Ser. A.........  3.800   08/01/1997      100,030
      170,000  Walton Co., FL, GO..........................................  3.650   08/01/1997      170,000
      350,000  Homestead, FL, Special Insurance Assessment Rev.............  4.400   09/01/1997      351,464
      225,000  Port Everglades, FL, Port Auth. Rev. (Port,
               Airport, Marina Impts.).....................................  6.900   09/01/1997      229,270
    1,240,000  Bay Medical Ctr., FL, Hosp. Rev. (Bay Medical Ctr. Proj.)...  4.000   10/01/1997    1,242,680
      250,000  Dade Co., FL, Water & Sewer Rev.............................  4.500   10/01/1997      251,464
      200,000  Hollywood, FL, Water & Sewer Rev............................  5.800   10/01/1997      203,068
      350,000  Key West, FL, Util. Board Elec. Rev.........................  3.650   10/01/1997      350,000
      125,000  West Palm Beach, FL, Gtd. Entitlement Rev.,
               Prerefunded @ 102...........................................  6.500   10/01/1997      129,896
- --------------                                                                                   ------------
 $ 10,035,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------- (Amortized Cost $10,144,692)................................                      $10,144,692
                                                                                                 ------------


===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 62.9%                RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $  1,075,000  Broward Co., FL, HFA (Lake Park Assoc. Ltd. Partnership)....  3.850%  01/01/1997  $ 1,075,000
    2,000,000  Orange Co., FL, IDR, Ser. 1996A (Univ. of
               Central Florida Proj.)......................................  4.150   01/01/1997    2,000,000
    1,000,000  St. John's Co., FL, HFA, Ser. 1996 (Anastasia
               Shores Apt. Proj.)..........................................  4.200   01/01/1997    1,000,000
      720,000  Volusia Co., FL, Health Facs. Auth. Rev.
               (Pooled Hosp. Loan Prog.)...................................  4.200   01/01/1997      720,000
    1,000,000  Boca Raton, FL, IDR (Parking Garage)........................  4.375   01/02/1997    1,000,000
    1,200,000  Dade Co., FL, IDA PCR (Florida Power & Light)...............  5.250   01/02/1997    1,200,000
      980,000  Dade Co., FL, HFA (Kendall Court Apts.).....................  4.100   01/02/1997      980,000
   1,600,000   Hillsborough Co., FL, IDA PCR (Tampa Elec.).................  5.250   01/02/1997    1,600,000
    1,400,000  Jacksonville, FL, Health Fac. Auth. Rev.,
               Ser. 1988 (River Garden)....................................  5.500   01/02/1997    1,400,000
    2,400,000  Jacksonville, FL, Health Fac. Auth. Rev.,
               Ser. 1996 (Genesis Rehab. Hosp.)............................  5.000   01/02/1997    2,400,000
    1,500,000  Jacksonville, FL, Health Fac. Auth. Rev.
               (Faculty Practice Assoc.)...................................  4.35    01/02/1997    1,500,000
    1,755,000  Jacksonville, FL, PCR (Florida Power & Light)...............  5.250   01/02/1997    1,755,000
    1,500,000  Marion Co., FL, HFA (Paddock Pl. Proj.).....................  4.200   01/02/1997    1,500,000
    1,000,000  Marion Co., FL, HFA (Summer Trace Apts.)....................  4.200   01/02/1997    1,000,000
    4,800,000  Pinellas Co., FL, Health Fac. Rev. (Pooled Hosp. Loan)......  4.800   01/02/1997    4,800,000
    1,800,000  Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.)....  4.400   01/02/1997    1,800,000
    2,300,000  St. Lucie Co., FL, PCR (Florida Power & Light)..............  4.000   01/02/1997    2,300,000



ROYAL PALM FLORIDA TAX-FREE MONEY FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 62.9%                RATE      DATE         VALUE

- ---------------------------------------------------------------------------------------------------------------


 $    300,000  St. Lucie Co., FL, PCR (Florida Power & Light)..............  5.250%  01/02/1997  $   300,000
    2,400,000  Volusia Co., FL, Health Facs. Auth.
               Rev. (West Volusia Health)..................................  4.000   01/02/1997    2,400,000
- --------------                                                                                   ------------
 $ 30,730,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------- (Amortized Cost $30,730,000)................................                      $30,730,000
                                                                                                 ------------


==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 3.6%                               RATE      DATE         VALUE
- --------------------------------------------------------------------------------------------------------------


$ 1,770,000   Florida HFA Rev.............................................  3.500%  06/15/1997  $ 1,770,000
- --------------                                                                                   ------------
 $ 1,770,000   TOTAL ADJUSTABLE RATE PUT BONDS
- -------------- (Amortized Cost $1,770,000).................................                      $ 1,770,000
                                                                                                 ------------


==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     COMMERCIAL PAPER-- 13.9%                                       RATE      DATE         VALUE
- --------------------------------------------------------------------------------------------------------------


 $  1,500,000  Orange Co., FL, Health Facs. Pooled Hosp.
               Loan Prog., Ser. 1985.......................................  3.650%  01/08/1997  $ 1,500,000
    1,500,000  Pinellas Co., FL, Pooled Independent Higher Educ. Fac. Rev..  3.550   01/14/1997    1,500,000
    1,500,000  St. Lucie Co., FL, PCR (Florida Power & Light Proj. B)......  3.500   01/15/1997    1,500,000
    1,100,000  Jacksonville, FL, Rev., Ser. A..............................  3.550   01/16/1997    1,100,000
    1,200,000  Pinellas Co., FL, Pooled Independent Higher Educ. Fac. Rev..  3.625   01/17/1997    1,200,000
- --------------                                                                                   ------------
 $  6,800,000  TOTAL COMMERCIAL PAPER
- -------------- (Amortized Cost $6,800,000).................................                      $ 6,800,000
                                                                                                 ------------
 $49,335,000   TOTAL INVESTMENTS AT VALUE -- 101.2%
============== (Amortized Cost $49,444,692)................................                      $49,444,692


               LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.2%) .............                        ( 599,467 )
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $48,845,225
                                                                                                 ============



TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
================================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
- ----------------------------------------------------------------------------------------------------------------


               ALASKA -- 0.5%
 $    385,000  Alaska St. HFC Rev..........................................  7.650%  12/01/2010  $   393,416
                                                                                                 ------------

               ARIZONA -- 3.7%
      500,000  Pima Co., AZ, USD No. 1 (Tuscon), Prerefunded @ 102.........  6.750   07/01/1998      530,005
      400,000  Arizona Educ. Loan Mkt. Corp. Rev., Ser. A..................  6.700   03/01/2000      421,208
     600,000   Maricopa Co., AZ, School Dist. Rev., Ser.
               1991C (Tempe Elem.).........................................   8.000  07/01/2004      720,996
      900,000  Pinal Co, AZ, PCR Magma COP.................................  4.999   12/01/2009      900,000
                                                                                                 ------------
                                                                                                   2,572,209
                                                                                                 ------------
               CALIFORNIA -- 2.5%
      500,000  Santa Clara Co., CA, Hsg. Auth. ARPB (Orchard Glen Apts.)...  5.250   11/01/1998      504,510
      475,000  Sacramento Co., CA, MFH ARPB (Fairway One Apts.)............  5.875   02/01/2003      482,538
      500,000  Santa Monica, CA, Redev. Agy. Lease Rev.....................  6.000   07/01/2003      536,885
      250,000  California HFA Multi-Unit Rental Rev., Ser. B...............  6.500   08/01/2005      263,103
                                                                                                 ------------
                                                                                                   1,787,036
                                                                                                 ------------
               COLORADO -- 1.5%
    1,000,000  Westminster, CO, MFH ARPB (Oasis Wexford Apts.),
               Mandatory Put..............................................   5.350   12/01/2005    1,011,260
                                                                                                 ------------

               FLORIDA -- 7.1%
      500,000  Florida HFA MFH ARPB, Ser. 1978B (Hampton Lakes II Proj.)...  5.700   04/01/2001      506,365
      200,000  Florida St. GO..............................................  6.500   05/01/2004      202,786
    1,000,000  Florida Board of Educ. Capital Outlay GO, Ser. A............  5.500   06/01/2006    1,045,140
    1,000,000  Jacksonville, FL, Excise Tax Rev., Ser. B...................  5.400   10/01/2006    1,017,690
      750,000  Hillsborough Co., FL, Solid Waste Rev.......................  5.500   10/01/2006      781,650
    1,345,000  Florida HFA MFH Sr. Lien., Ser. I-1.........................  6.100   01/01/2009    1,368,349
                                                                                                 ------------
                                                                                                   4,921,980
                                                                                                 ------------
               GEORGIA -- 1.2%
      255,000  Atlanta, GA, Airport Extension & Impt. Rev.,
               Escrowed to Maturity........................................  7.250   01/01/1998      263,933
      500,000  Columbus, GA, Med. Ctr. Hosp. Auth. Rev.....................  6.400   08/01/2002      543,600
                                                                                                     807,533
                                                                                                 ------------
               ILLINOIS -- 2.6%
      500,000  Chicago, IL, Public Bldg. Comm. Rev., Prerefunded @ 102.....  7.700   01/01/1998      529,145
      500,000  Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)................  7.750   09/01/1998      519,725
      680,000  Illinois St. Educ. Fac. Auth. Rev., Ser. A
               (Loyola Univ.), Prerefunded @ 102...........................  7.125   07/01/2001      761,641
                                                                                                 ------------
                                                                                                   1,810,511
                                                                                                 ------------
               INDIANA -- 10.1%
    3,185,000  Purdue University, IN, COP, Prerefunded @ 102...............  6.250   07/01/2001    3,466,013
    1,000,000  Indiana Bond Bank Special Prog. Rev., Ser. A1...............  6.650   01/01/2004    1,078,590
    1,865,000  Purdue University, IN, COP..................................  5.750   07/01/2007    1,948,645
      500,000  Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A..........  6.600   01/01/2012      523,365
                                                                                                 ------------
                                                                                                   7,016,613
                                                                                                 ------------
               IOWA -- 1.7%
      250,000  Iowa Student Loan Liquidity Corp. Rev.......................  6.400   07/01/2004      268,957
      410,000  Iowa HFA Rev................................................  6.500   07/01/2006      430,811
      240,000  Iowa Student Loan Liquidity Corp. Rev.......................  6.600   07/01/2008      251,098
      250,000  Cedar Rapids, IA, Hosp. Fac. Rev.
               (St. Luke's Methodist Hosp.)................................  6.000   08/15/2009      262,498
                                                                                                 ------------
                                                                                                   1,213,364
                                                                                                 ------------



TAX-FREE INTERMEDIATE TERM FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
- ----------------------------------------------------------------------------------------------------------------


               KENTUCKY -- 2.3%
 $    675,000  Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.. 10.250%  01/01/2000  $   797,958
      750,000  Kentucky St. Turnpike Auth. EDR (Revitalization Proj.)......  5.250   07/01/2005      775,973
                                                                                                 ------------
                                                                                                   1,573,931
                                                                                                 ------------
               LOUISIANA -- 1.5%
     440,000   Louisiana Public Fac. Auth. Rev.
               (Medical Ctr. of Louisiana).................................  6.000   10/15/2003      468,983
      500,000  West Ouachita Parish, LA, School Dist. GO, Ser. A...........  6.700   03/01/2006      544,645
                                                                                                 ------------
                                                                                                   1,013,628
                                                                                                 ------------
               MARYLAND -- 0.8%
      500,000  Maryland St. Health & Higher Educ. Fac. Auth. Rev.
               (Univ. of Maryland Medical Sys.)............................  6.500   07/01/2001      541,385
                                                                                                 ------------

               MASSACHUSETTS -- 4.6%
      750,000  Massachusetts St. Indust. Fin. Agy.
               ARPB (Asahi/America, Inc.)..................................  5.100   03/01/1999      756,525
      500,000  New England Educ. Loan Mkt. Corp. Rev., Ser. 1992E..........  6.500   09/01/2002      539,280
      500,000  New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B..........  6.600   09/01/2002      539,830
    1,280,000  Worcester, MA, GO...........................................  6.000   07/01/2006    1,384,922
                                                                                                 ------------
                                                                                                   3,220,557
                                                                                                 ------------
               MICHIGAN -- 3.0%
    1,000,000  Michigan St. Bldg. Auth. Rev., Ser. II......................  6.400   10/01/2004    1,087,120
     930,000   West Bloomfield, MI, School Dist............................  6.200   05/01/2007    1,013,644
                                                                                                 ------------
                                                                                                   2,100,764
                                                                                                 ------------
               MINNESOTA -- 1.1%
      700,000  Centennial, MN, ISD GO, Ser. A..............................  5.600   02/01/2002      735,847
                                                                                                 ------------

               MISSISSIPPI -- 1.1%
      500,000  Mississippi Higher Educ. Rev., Ser. B.......................  6.100   07/01/2001      521,305
      250,000  Hattiesburg, MS, Water & Sewer Rev..........................  4.800   08/01/2002      251,670
                                                                                                 ------------
                                                                                                     772,975
                                                                                                 ------------
               NEBRASKA -- 1.1%
       40,000  Nebraska Invest. Fin. Auth. SFM Rev., Ser. A................  8.600   05/15/1997       40,710
      655,000  Nebraska Invest. Fin. Auth. Rev., Ser. 1989
               (Foundation for Educ. Fund), Escrowed to Maturity...........  7.000   11/01/2009      689,754
                                                                                                 ------------
                                                                                                     730,464
                                                                                                 ------------
               NEVADA -- 2.4%
      315,000  Washoe Co., NV, GO, Prerefunded @ 102.......................  7.375   07/01/1999      343,158
    1,000,000  Las Vegas, NV, GO, Sewer Impt. Rev., Prerefunded @ 102......  6.500   04/01/2002    1,103,140
      185,000  Washoe Co., NV, GO..........................................  7.375   07/01/2009      200,479
                                                                                                 ------------
                                                                                                   1,646,777
                                                                                                 ------------
               NEW YORK -- 2.9%
      500,000  New York Local Gov't. Asst. Corp. Rev., Ser. 1991B..........  7.000   04/01/2002      555,890
       85,000  New York, NY, GO............................................  8.000   08/01/2005       88,613
    1,300,000  New York St. Twy Auth. Local Hwy Impt. Rev..................  5.500   04/01/2006    1,358,331
                                                                                                 ------------
                                                                                                   2,002,834
                                                                                                 ------------
               NORTH CAROLINA -- 6.3%
    1,065,000  Durham, NC, COP.............................................  6.375   12/01/2003    1,172,746
    1,200,000  Asheville, NC, GO...........................................  6.100   03/01/2002    1,279,080
      980,000  Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)...  5.050   02/15/2009      968,583
    1,000,000  Univ. of North Carolina Chapel Hill Rev. (Univ. NC Hosp.)...  5.150   02/15/2010      987,280
                                                                                                 ------------
                                                                                                   4,407,689
                                                                                                 ------------



TAX-FREE INTERMEDIATE TERM FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


               OHIO -- 16.5%
 $    500,000  Ohio St. Bldg. Auth. Rev., Ser. A, Escrowed to Maturity.....  7.150%  03/01/1999  $   530,905
      700,000  Franklin Co., OH, Dev. & Ref. Rev., Ser. 1993
               (American Chemical Soc.)....................................  5.500   04/01/2000      718,340
      500,000  Franklin Co., OH, Rev. (Online Computer Library Ctr.).......  5.500   04/15/2000      513,245
      710,000  Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)...............  5.000   09/01/2000      709,716
      950,000  Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
               (Summa Health Systems)......................................  5.900   11/15/2002    1,003,457
      270,000  Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)............  7.000   07/01/2003      294,702
    1,000,000  Ohio St. EDR Ohio Enterprise Bond Fd.
               (Smith Steelite Proj.)......................................  5.600   12/01/2003    1,013,730
      500,000  Hamilton Co., OH, Hosp. Fac. Rev.
               (Episcopal Retirement Home).................................  6.600   01/01/2004      543,765
      825,000  Jackson, OH, Electric Sys. Mtg. Rev.........................  5.200   07/15/2004      823,961
      445,000  Ohio St. EDR Ohio Enterprise Bond Fd. (Cheryl & Co.)........  5.500   12/01/2004      462,920
    1,005,000  Franklin Co., OH, Health Care Fac. Rev.
               (First Comm. Village).......................................  6.000   06/01/2006    1,026,225
      400,000  Painesville, OH, Elec. Rev..................................  6.000   11/01/2006      423,772
      530,000  Toledo, OH, GO..............................................  6.000   12/01/2006      574,902
      840,000  Kent State University General Receipts Rev..................  6.000   05/01/2007      907,788
      590,000  Ohio St. GO.................................................  4.950   08/01/2008      586,790
      800,000  West Clermont, OH, LSD GO...................................  6.150   12/01/2008      863,112
      500,000  Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.)..........  7.000   01/01/2009      514,360
                                                                                                 ------------
                                                                                                  11,511,690
                                                                                                 ------------
               PENNSYLVANIA -- 2.4%
      590,000  Chartiers Valley, PA, Comm. Dev. ARPB (Colonial Bldg.
               Partners Proj.).............................................  5.625   12/01/1997      596,136
      500,000  Pennsylvania St., IDR, Ser. A, Prerefunded @ 102............  7.000   07/01/2001      557,730
      500,000  Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev..........  6.600   11/01/2009      534,420
                                                                                                 ------------
                                                                                                   1,688,286
                                                                                                 ------------
               SOUTH CAROLINA -- 3.4%
      145,000  Piedmont, SC, Muni. Power Agy. Rev., Ser. A., ETM...........  6.000   01/01/2002      155,043
      855,000  Piedmont, SC, Muni. Power Agy. Rev., Ser. A., (Non- ETM)....  6.000   01/01/2002      905,539
      525,000  South Carolina St. GO, Ser. A...............................  6.000   03/01/2004      561,850
      725,000  Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
               (Columbia Metro.)...........................................  6.000   01/01/2008      762,569
                                                                                                 ------------
                                                                                                   2,385,001
                                                                                                 ------------
               TENNESSEE -- 1.6%
      525,000  Southeast, TN, Tax-Exempt Mtg. Trust ARPB, Ser. 1990,
               Mandatory Put...............................................  7.250   04/01/2003      562,380
      500,000  Nashville, TN, Metro. Airport Rev., Ser. C..................  6.625   07/01/2007      546,105
                                                                                                 ------------
                                                                                                   1,108,485
                                                                                                 ------------
               TEXAS -- 9.0%
      500,000  N. Central, TX, Health Fac. Rev. (Baylor Health Care),
               Indexed INFLOS..............................................  7.300   11/01/1997      547,625
      500,000  Texas Turnpike Auth. Rev. (Dallas N. Tollway),
               Prerefunded @ 102...........................................  7.250   01/01/1999      540,165
      500,000  Houston, TX, Sr. Lien Rev., Ser. A
               (Hotel Tax & Parking Fac.), Prerefunded @ 100...............  7.000   07/01/2001      552,125
      350,000  Univ. of Texas, TX, Rev., Ser. B, Prerefunded @102..........  6.750   08/15/2001      389,452
    1,000,000  Texas National Research Lab. Fin. Corp. Lease Rev.,
               Prerefunded @ 102...........................................  6.850   12/01/2001    1,122,420
      500,000  N. Texas Higher Educ. Student Loan Rev., Ser. 1991A.........  6.875   04/01/2002      529,530
      650,000  Lufkin, TX, ISD GO..........................................  7.250   02/15/2006      759,408
      650,000  Galveston, TX, Health Fac. Rev. (Devereux Foundation).......  4.900   11/01/2006      649,955
      432,860  Midland, TX, HFC Rev., Ser. A2..............................  8.450   12/01/2011      465,337
      650,000  Univ. of Texas, TX, Rev., Ser. B............................  6.750   08/15/2013      703,079
                                                                                                 ------------
                                                                                                   6,259,096
                                                                                                 ------------
               UTAH -- 1.3%
      870,000  Utah St. School Dist. Fin. Corp. Rev.,
               Mandatory Redemption.......................................   8.375   08/15/1998      934,927
                                                                                                 ------------



TAX-FREE INTERMEDIATE TERM FUND (Continued)
================================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
- ----------------------------------------------------------------------------------------------------------------


               VIRGINIA -- 1.5%
 $    500,000  Chesterfield Co., VA, GO, Ser. B............................  6.200%  01/01/1999  $   521,530
      500,000  Chesapeake, VA, GO..........................................  5.900   08/01/2005      534,420
                                                                                                 ------------
                                                                                                   1,055,950
                                                                                                 ------------
               WASHINGTON -- 3.2%
      750,000  Seattle, WA, Drain & Wastewater Util. Rev.,
               Prerefunded @ 102...........................................  7.000   12/01/1999      819,683
      335,000  Washington St. GO, Ser. A, Prerefunded @ 100................  6.400   03/01/2001      359,568
    1,000,000  Washington St. Motor Vehicle Fuel Tax GO....................  6.000   09/01/2004    1,070,600
                                                                                                 ------------
                                                                                                   2,249,851
                                                                                                 ------------
               WISCONSIN -- 1.5%
     505,000   Village of Dresser, WI, PCR (F & A Dairy, Inc.).............  6.000   05/01/2000      512,383
      500,000  Wisconsin Public Power System Rev., Ser. A,
               Prerefunded @ 102...........................................  7.500   07/01/2000      559,920
- --------------                                                                                   ------------
                                                                                                   1,072,303
                                                                                                 ------------
 $ 64,662,860  TOTAL MUNICIPAL BONDS-- 98.4%
============== (Amortized Cost $66,135,352)................................                      $68,546,362

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.6% ...............                        1,129,521
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $69,675,883
                                                                                                 ============


OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1996 (Unaudited)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 98.2%          RATE      DATE         VALUE
- ---------------------------------------------------------------------------------------------------------------


 $    470,000  Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
               Prerefunded @ 102...........................................  7.500%  09/01/1999    $ 517,569
      500,000  Montgomery Co., OH, Garbage & Refuse Rev., Ser. A,
               Prerefunded @ 102...........................................  7.100   11/01/1999      548,050
      500,000  Ohio St. Bldg. Auth. Local Jail Rev., Prerefunded @ 102.....  7.350   04/01/2000      555,185
      500,000  Ohio St. Higher Educ. Fac. Rev. (Ohio Northern Univ.),
               Prerefunded @ 100...........................................  7.250   05/15/2000      546,300
      500,000  Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
               (Children's Hosp.), Prerefunded @ 102.......................  7.450   11/15/2000      563,885
      500,000  Franklin Co., OH, Convention Fac. Auth. Tax &
               Lease Rev., Prerefunded @ 102...............................  7.000   12/01/2000      557,205
      500,000  Fairfield Co., OH, Hosp. Fac. Rev.
               (Lancaster-Fairfield Hosp.), Prerefunded @ 102..............  7.100   06/15/2001      561,440
      250,000  Franklin Co., OH, IDR (1st Community Village Healthcare),
               Prerefunded @ 101.50........................................ 10.125   08/01/2001      306,955
       30,000  Clermont Co., OH, Hosp. Fac. Rev., Ser. A
               (Mercy Health Sys.), Prerefunded @ 100......................  7.500   09/01/2001       33,828
    1,000,000  Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
               Prerefunded @ 102...........................................  6.733   09/01/2001    1,109,230
      460,000  Westerville, Minerva Park & Blendon, OH, Joint
               Hosp. Dist. Rev. (St. Ann's), Prerefunded @ 102.............  7.100   09/15/2001      518,889
    1,310,000  Cuyahoga Co., OH, Hosp. Rev. (Mt. Sinai), Prerefunded @ 102.  6.625   11/01/2001    1,455,541
      500,000  Springfield, OH, LSD GO, Prerefunded @ 102..................  6.600   12/01/2001      558,475
      500,000  Clermont Co., OH, Sewer Sys. Rev., Ser. 1991,
               Prerefunded @ 102...........................................  7.100   12/01/2001      567,155
        5,000  Cleveland, OH, Waterworks Impt. Rev., Prerefunded @ 102.....  6.500   01/01/2002        5,535
       15,000  Summit Co., OH, GO, Ser. A, Prerefunded @ 100...............  6.900   08/01/2002       16,750
       40,000  Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
               Prerefunded @ 100........................................... 10.125   04/01/2003       48,739
      160,000  Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
               Prerefunded @ 100........................................... 10.125   04/01/2003      193,699
      230,000  Summit Co., OH, GO, Ser. A, Prerefunded @ 100...............  6.900   08/01/2003      260,273
      290,000  Alliance, OH, CSD GO........................................  6.900   12/01/2006      322,727
      500,000  Cleveland, OH, Waterworks Impt. Rev., Ser. G (First Mtg.)...  5.500   01/01/2009      516,880
    1,000,000  Franklin Co., OH, Hosp. Impt. Rev. (Holy Cross Health Sys.).  7.625   06/01/2009    1,109,010
      500,000  Mansfield, OH, Hosp. Impt. Rev. (Mansfield General).........  6.700   12/01/2009      547,680
      250,000  Ohio St. Water Dev. Auth. & Impt. Rev. (Pure Water),
               Escrowed to Maturity........................................  7.000   12/01/2009      283,415
      500,000  Ohio Capital Corp. MFH Rev..................................  7.500   01/01/2010      534,875
      500,000  Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A..............  6.400   10/15/2010      539,555
      500,000  Montgomery Co., OH, Solid Waste Rev.........................  5.350   11/01/2010      500,370
      500,000  Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.).  6.750   11/15/2010      552,110
    1,000,000  Canton, OH, Waterworks Sys. GO, Ser. 1995...................  5.750   12/01/2010    1,040,250
      500,000  St. Mary's, OH, Elec. Sys. Rev..............................  7.150   12/01/2010      555,470
      495,000  Cleveland, OH, Waterworks Impt. Rev., Ser. F (First Mtg.)...  6.500   01/01/2011      538,209
      275,000  Cuyahoga Co., OH, Hosp. Rev. (University Hosp.),
               Escrowed to Maturity........................................  9.000   06/01/2011      305,621
    1,500,000  Ohio St. Water Dev. Auth. PCR...............................  5.300   06/01/2011    1,486,515
      570,000  Ohio HFA SFM Rev., Ser. 1991D...............................  7.000   09/01/2011      604,120
      365,000  Bexley, OH, CSD GO..........................................  7.125   12/01/2011      433,689
      500,000  Greene Co., OH, Water Sys. Rev..............................  6.850   12/01/2011      553,940
      500,000  Maple Heights, OH, GO.......................................  7.000   12/01/2011      557,195
      760,000  Springboro, OH, CSD GO......................................  6.000   12/01/2011      820,048
      500,000  Stark Co., OH, GO...........................................  7.050   12/01/2011      550,845
      500,000  Strongsville, OH, CSD GO....................................  5.350   12/01/2011      504,485
      530,000  Urbana, OH, Wastewater Impt. GO.............................  7.050   12/01/2011      595,556
      600,000  Westerville, OH, Water Sys. Impt. GO........................  6.450   12/01/2011      655,926
      500,000  Cleveland, OH, GO, Ser. A...................................  6.375   07/01/2012      543,095
      255,000  Summit Co., OH, GO, Ser. A..................................  6.900   08/01/2012      281,665
      500,000  Brunswick, OH, CSD GO.......................................  6.900   12/01/2012      555,025
      500,000  Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)...........  7.250   12/01/2012      556,290
      500,000  Strongsville, OH, CSD GO....................................  5.375   12/01/2012      503,440
      500,000  Summit Co., OH, GO..........................................  6.625   12/01/2012      548,590
      500,000  Warrensville Heights, OH, GO................................  6.400   12/01/2012      542,645
    1,095,000  West Clermont, OH, LSD GO...................................  6.900   12/01/2012    1,253,830


OHIO INSURED TAX-FREE FUND (Continued)
=================================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 98.2%          RATE      DATE         VALUE
- -----------------------------------------------------------------------------------------------------------------


 $    500,000  Worthington, OH, CSD GO.....................................  6.375%  12/01/2012  $   542,630
    1,000,000  Hamilton Co., OH, Hosp. Fac. Rev., Ser. D
               (Children's Hosp. Medical Ctr.).............................  5.000   05/15/2013      950,560
      350,000  Ohio HFA SFM Rev., Ser. 1990D...............................  7.500   09/01/2013      369,212
    1,000,000  Butler Co., OH, Sewer Sys. Rev..............................  5.125   12/01/2013      967,440
      500,000  Ohio St. Bldg. Auth. Rev., Ser. 1994A
               (Juvenile Correctional Bldg.)...............................  6.600   10/01/2014      552,880
      500,000  Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.)..............  7.000   10/15/2014      547,280
      460,000  Bedford Heights, OH, GO.....................................  6.500   12/01/2014      510,536
      290,000  Garfield Heights, OH, GO....................................  6.300   12/01/2014      312,130
      290,000  Northwest, OH, LSD GO.......................................  7.050   12/01/2014      323,802
      530,000  Ottawa Co., OH, GO..........................................  5.750   12/01/2014      543,801
    1,000,000  Portage Co., OH, GO.........................................  6.200   12/01/2014    1,064,700
    1,000,000  Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.).......  5.875   09/01/2015    1,018,590
      600,000  Toledo-Lucas Co., OH, Convention Ctr. Ref. Rev..............  5.700   10/01/2015      608,154
      500,000  Cuyahoga Co., OH, GO........................................  5.250   11/15/2015      487,120
    1,000,000  Buckeye Valley, OH, Delaware Co. LSD GO.....................  6.850   12/01/2015    1,175,720
    1,750,000  Dayton, OH, Airport Rev. (James M. Cox
               Dayton Int'l. Airport)......................................  5.250   12/01/2015    1,690,885
      500,000  Delaware, OH, CSD GO........................................  5.750   12/01/2015      507,900
    1,700,000  Massillon, OH, GO...........................................  6.625   12/01/2015    1,913,333
      500,000  Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)...........  6.750   12/01/2015      554,225
    1,420,000  Stow, OH, Safety Center Const. GO...........................  6.150   12/01/2015    1,510,525
    1,000,000  Tuscarawas, OH, LSD GO, Ser. 1995...........................  6.600   12/01/2015    1,109,210
      500,000  Cleveland, OH, Waterworks Impt. Rev.........................  6.250   01/01/2016      529,275
      750,000  Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev.,
               Prerefunded @100............................................  7.400   01/01/2016      845,677
      500,000  Ohio St. Air Quality Dev. Auth. Rev. (Ohio Edison)..........  7.450   03/01/2016      550,320
      380,000  Ohio HFA SFM Rev., Ser. 1990F...............................  7.600   09/01/2016      402,982
    1,055,000  Ohio HFA SFM Rev., Ser. 1991D...............................  7.050   09/01/2016    1,115,019
      500,000  Celina, OH, Wastewater Sys. Mtg. Rev........................  6.550   11/01/2016      541,280
    1,000,000  Cleveland, OH, Public Power Sys. Rev........................  7.000   11/15/2016    1,152,940
      750,000  Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.).........  6.250   11/15/2016      790,875
      705,000  Big Walnut, OH, LSD GO (Community Library Proj.)............  6.650   12/01/2016      777,876
      815,000  Butler Co., OH, GO..........................................  5.750   12/01/2016      834,201
      590,000  Garfield Heights, OH, GO....................................  7.050   12/01/2016      649,997
    1,000,000  Greater Cleveland, OH, Regional Transit Auth. GO............  5.650   12/01/2016    1,000,800
    1,000,000  North Olmsted, OH, GO.......................................  5.000   12/01/2016      942,200
    1,780,000  Troy, OH, GO................................................  5.000   12/01/2016    1,654,706
    1,335,000  Kent St. Univ. General Receipts Rev.........................  5.500   05/01/2017    1,330,034
      850,000  Alliance, OH, Waterworks Sys. Rev...........................  6.650   10/15/2017      930,036
      500,000  Toledo, OH, Sewer Sys. Rev..................................  6.350   11/15/2017      537,130
      675,000  Reynoldsburg, OH, CSD GO....................................  6.550   12/01/2017      739,516
      500,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1990B
               (Ohio Edison)...............................................  7.100   06/01/2018      546,640
      500,000  Newark, OH, Water Sys. Impt. Rev............................  6.000   12/01/2018      519,550
    1,000,000  S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996..................  6.400   12/01/2018    1,090,670
      500,000  Seneca Co., OH, GO (Jail Fac.)..............................  6.500   12/01/2018      547,875
      500,000  Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel)........  6.750   06/01/2019      550,705
      500,000  Crawford Co., OH, GO........................................  6.750   12/01/2019      561,965
      360,000  Cuyahoga Co., OH, Hosp. Rev. (University Hosp.).............  6.250   01/15/2020      379,649
      500,000  Lucas Co., OH, Hosp. Impt. Rev. (St. Vincent's Hosp.).......  6.750   08/15/2020      541,845
    1,750,000  Celina, OH, CSD GO..........................................  5.250   12/01/2020    1,676,395
    1,000,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985A
               (Columbus Southern Power)...................................  6.375   12/01/2020    1,071,250
      200,000  Montgomery Co., OH, Hosp. Rev. (Sisters of Charity).........  6.625   05/15/2021      214,850
       15,000  Puerto Rico HFC SFM Rev., Ser. A............................  7.800   10/15/2021       15,392
    1,700,000  Lorain Co., OH, Hosp. Rev. (EMH Regional Med. Ctr.).........  5.375   11/01/2021    1,648,881
    1,220,000  Butler Co., OH, Sewer Sys. Rev..............................  5.250   12/01/2021    1,174,030
    1,000,000  Kent St. Univ. General Receipts Rev.........................  6.500   05/01/2022    1,089,170
    1,000,000  Cleveland, OH, Parking Facs. Rev............................  5.500   09/15/2022      991,750



OHIO INSURED TAX-FREE FUND (Continued)
===============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 98.2%          RATE      DATE         VALUE

- ---------------------------------------------------------------------------------------------------------------


$    160,000   Puerto Rico HFC Rev.........................................  6.850%  10/15/2023  $   167,733
    1,000,000  Springboro, OH, CSD GO......................................  5.100   12/01/2023      941,440
    1,000,000  Ohio St. Turnpike Rev., Ser. 1996A..........................  5.500   02/15/2026      982,830
    1,000,000  Ohio St. Air Quality PCR (Penn Power).......................  6.450   05/01/2027    1,070,760
- --------------                                                                                   ------------
 $ 71,935,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
- -------------- (Amortized Cost $71,319,434)................................                      $76,186,651
                                                                                                 ------------


================================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY
    AMOUNT     FLOATING AND VARIABLE RATE DEMAND NOTES-- 0.8%                 RATE      DATE         VALUE
- ----------------------------------------------------------------------------------------------------------------


 $    100,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1985B............  4.700%  01/02/1997  $   100,000
      500,000  Cuyahoga Co., OH, Hosp. Impt. Rev. (Univ. Hosp. Cleveland)..  5.000   01/02/1997      500,000
- --------------                                                                                   ------------
 $    600,000  TOTAL FLOATING AND VARIABLE RATE DEMAND NOTES
- -------------- (Amortized Cost $600,000)...................................                      $   600,000
                                                                                                 ------------
 $ 72,535,000  TOTAL INVESTMENTS AT VALUE-- 99.0%
============== (Amortized Cost $71,919,434)................................                      $76,786,651

               OTHER ASSETS IN EXCESS OF LIABILITIES--  1.0% ..............                          756,128
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $77,542,779
                                                                                                 ============


NOTES TO PORTFOLIOS OF INVESTMENTS
December 31, 1996 (Unaudited)
==============================================================================

Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at December 31, 1996.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

PORTFOLIO ABBREVIATIONS:

ARPB - Adjustable Rate Put Bonds
ISD - Independent School District
BANS - Bond Anticipation Notes
LSD - Local School District
COP - Certificates of Participation
MFH - Multi-Family Housing
CSD - City School District
MFM - Multi-Family Mortgage
EDA - Economic Development Authority
PCR - Pollution Control Revenue
EDR - Economic Development
RANS - Revenue Anticipation Notes
GO - General Obligation
SFM - Single Family Mortgage
HFA - Housing Finance Authority/Agency
TANS - Tax Anticipation Notes
HFC - Housing Finance Corporation
TRANS - Tax Revenue Anticipation Notes
IDA - Industrial Development Authority/Agency
USD - Unified School District
IDR - Industrial Development Revenue
VRDN - Variable Rate Demand Notes


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